[GRAPHIC]

ANNUAL REPORT DECEMBER 31, 2002

JPMORGAN FUNDS

U.S. EQUITY FUNDS

BALANCED FUND
CAPITAL GROWTH FUND
CORE EQUITY FUND
DISCIPLINED EQUITY FUND
DISCIPLINED EQUITY VALUE FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
SMARTINDEX(TM) FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1
Fund Commentaries:
   Balanced Fund                                    3
   Capital Growth Fund                              7
   Core Equity Fund                                10
   Disciplined Equity Fund                         13
   Disciplined Equity Value Fund                   16
   Diversified Fund                                19
   Dynamic Small Cap Fund                          23
   Equity Growth Fund                              26
   Equity Income Fund                              30
   Growth and Income Fund                          33
   Mid Cap Growth Fund                             36
   Mid Cap Value Fund                              39
   Small Cap Equity Fund                           42
   Small Cap Growth Fund                           45
   SmartIndex(TM) Fund                             48
   U.S. Equity Fund                                52
   U.S. Small Company Fund                         55
   U.S. Small Company Opportunities Fund           59
Portfolios of Investments                          62
Financial Statements                              175
Notes to Financial Statements                     202
Financial Highlights                              262
Growth and Income Portfolio of Investments        305
Financial Statements                              309
Notes to Financial Statements                     312
Supplementary Data                                317

HIGHLIGHTS

- With the close of 2002, both the S&P 500 and the Dow Jones Industrial Average recorded their third consecutive yearly declines

- For much of the year, investors were badly bruised by numerous corporate accounting scandals, unwelcome debt-related revelations by major corporations, earnings downgrades and notable bankruptcies.

NOT FDIC INSURED                  May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. EQUITY FUNDS

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Equity Funds for the year ended December 31, 2002.

A YEAR OF UPHEAVAL...

With the close of 2002, both the S&P 500 and the Dow Jones Industrial Average recorded their third consecutive yearly declines, which had not been matched in 61 years. The beaten-up and beaten-down NASDAQ Composite index also continued to decline, by 31.3%, during 2002, thereby continuing a string of major losses that began with the bursting of the internet bubble in March 2000.

The U.S. economy was up one day and down the next, with positive indicators driving the equity markets one day, and negative indicators pressuring them the next, in the process creating very wide swings and extreme volatility.

For much of the year, investors were badly bruised by numerous corporate accounting scandals, unwelcome debt-related revelations by major corporations, earnings downgrades and notable bankruptcies.

It was a time when geopolitical tensions escalated as the U.S. prepared to lead its allies in a possible war with Iraq, while major terrorist bombings and a potential nuclear conflict with North Korea waited in the wings. There were other undesirable developments, to be sure.

Even so, there were some positives. Historically low interest rates, the benefit of a generous monetary policy by the Fed, enabled millions of our people to realize the "American Dream" of homeownership, a dream many thought would never come to pass. We also continued to enjoy very low inflation and a net gain in the average wage, as well as a surge of refinancings that brought more liquidity to the marketplace.

....AND DEALING WITH IT.

Despite the numerous ills that have come our way over the past few years, we are optimistic about the years that lie immediately ahead. Why?

As you will read in the following portfolio managers' commentaries, we believe that corporate leaders are doing what they need to do to restore investor confidence. They are positioning their companies for the next upturn in the business cycle, one that could easily be just a few quarters away.

Economic indicators, while not conclusive, appear to suggest that the U.S. economy is growing modestly and that historically low interest rates are paving the way for an acceleration of that growth. We may also see the benefits of a major new fiscal stimulus package before too long.

IMPORTANT FUND FAMILY NEWS

As you may know, your Fund's Board of Trustees and the shareholders of JPMorgan Balanced Fund, JPMorgan Core Equity Fund, JPMorgan Focus Fund and JPMorgan SmartIndex(TM) Fund approved management proposals for several Fund reorganizations. These proposals include merging:

-  JPMorgan Balanced Fund into JPMorgan Diversified Fund
-  JPMorgan Core Equity Fund and JPMorgan Focus Fund into JPMorgan U.S. Equity
   Fund
-  JPMorgan SmartIndex(TM) Fund into JPMorgan Disciplined Equity Fund

The mergers are expected to occur on or about March 21, 2003.

On behalf of all of us here, we thank you for your investment and look forward to serving your investment needs for many years to come.

Sincerely,


/s/ George C. W. Gatch


George C. W. Gatch
President
JPMorgan Funds

JPMORGAN BALANCED FUND
AS OF DECEMBER 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Balanced Fund, which seeks to provide a balance of current income and growth of capital, fell 13.43% (Select Shares) during the year ended December 31, 2002. This compares to a decline of 22.10% from the S&P 500 Index and an increase of 10.27% from the Lehman Aggregate Bond Index, the Fund's benchmarks.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Weaker performance from the Fund was due to unfavorable security selection in the U.S. large cap equity portion of the portfolio. On a stock specific level, overweight positions in Tyco, Sprint PCS, and Cigna detracted most from performance, while overweight positions in Ambac and Tribune Corp., coupled with an underweight position in WorldCom, contributed most positively to performance.

Our overweight position in corporate bonds, relative to the benchmark, and our underweight in Treasuries and agency securities, negatively impacted performance.

Q: HOW WAS THE FUND MANAGED?
A: Overall, our stock versus bond positioning for most of the year was neutral. Within equities during this time, our models suggested strongly that we be underweight large caps, which were expected to fall, and overweight small caps, which were poised to break out. Attractive valuations led us to overweight international equities by 1% during this period. Toward year-end, our models suggested that our stock versus bond positioning be changed to favor international equities, based on strong valuations and expectations of a recovering global economy.

The U.S. equity markets produced unimpressive results for the year, with the S&P 500 index down more than 22% and the tech-heavy NASDAQ Composite down over 30%. The financial markets were buffeted by rapidly changing and sometimes contradictory economic indicators toward the latter half of the year, including a downward shift in the consumer confidence index, a larger-than-expected cut in the Federal Funds rate and the departures of the U.S. Treasury Secretary and SEC Chairman.

In this environment, our positioning in the industrial cyclical, telecommunication and media sectors hindered performance, and negated positive contribution from our individual stock picks from semiconductor, network technology and utilities sectors.

In the fixed income portion of the portfolio, we strategically positioned the portfolio's duration and yield curve, which contributed to performance. Our allocation to public mortgages, commercial mortgage-backed securities, and other mortgage-related products, also contributed positively to performance.

Q: WHAT IS THE OUTLOOK?
A: There are ample reasons for optimism going into 2003. Many

                                   (UNAUDITED)
corporations have, in large part, strengthened their balance sheets, cut costs and reduced what had been a mountainous inventory excess. The Fed has in place a very accommodative monetary policy that should help corporations better manage their debt, and help consumers buy homes and other big ticket items. Beyond this, a major fiscal stimulus proposal is presently before Congress that, if passed as expected, may inject liquidity into the economy and equity markets as the year progresses. Stock prices, while not cheap on a valuation basis, are far less expensive than they were a few years ago. In all, it appears increasingly likely that the U.S. economy will begin to grow more strongly in 2003, leading to what is hoped will be the first positive year in four for U.S. equities. This said, the risk remains that geopolitical wildcards...war with Iraq, friction with North Korea, a possible major terrorist attack...could delay the economic recovery.

In fixed income, we look for interest rates to edge higher by the second half of the year. In this rising interest rate environment, we expect higher rated and lower yielding credits to underperform. We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the fixed income side, we hope to add value by continuing to manage a diversified portfolio of high quality investments in both traditional and extended markets.

We will take a minimal overweight in equities versus bonds, a decision driven primarily by valuations, which are cheap for the most part, at present. We are further encouraged on the equity side of the portfolio by the resiliency of the U.S. and global economies in the face of mounting geopolitcal risks, including some form of miltary conflict with Iraq, a possible near-term event that the markets appear to have already discounted.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                                24.90%
Short-Term Investments                      17.80%
Finance & Insurance                         13.70%
Consumer Goods & Services                   13.40%
Technology                                   7.50%
Industrial Products & Services               6.80%
Pharmaceuticals                              5.80%
Energy                                       3.70%
Telecommunications                           3.10%
Utilities                                    2.00%
Health Services & Systems                    1.10%
REITs                                        0.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.             (2.3%)

 2. CITIGROUP, INC.             (1.9%)

 3. GENERAL ELECTRIC CO.        (1.5%)

 4. PROCTER & GAMBLE CO.        (1.3%)

 5. THE COCA-COLA CO.           (1.2%)

 6. U.S. BANCORP                (1.2%)

 7. EXXONMOBIL CORP.            (1.2%)

 8. PFIZER, INC.                (1.1%)

 9. FREDDIE MAC                 (1.1%)

10. VIACOM, INC.                (1.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 13.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($11,010 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 115 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS      5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE          (13.66%)     (7.57%)       2.38%       7.10%
  WITH SALES CHARGE*            (18.62%)     (9.38%)       1.17%       6.47%
----------------------------------------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                  (14.23%)     (7.97%)       2.12%       6.97%
  WITH CDSC**                   (18.48%)     (8.69%)       1.83%       6.97%
----------------------------------------------------------------------------
CLASS C SHARES
  WITHOUT CDSC                  (14.20%)     (7.96%)       2.12%       6.97%
  WITH CDSC***                  (15.05%)     (7.96%)       2.12%       6.97%
----------------------------------------------------------------------------
SELECT SHARES                   (13.43%)     (7.28%)       2.65%       7.24%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

                      JPMORGAN
                    BALANCED FUND                        LEHMAN AGGREGATE   LIPPER BALANCED
                   (SELECT SHARES)   S&P 500 INDEX          BOND INDEX        FUNDS INDEX
12/31/92             $ 1,000,000      $ 1,000,000          $ 1,000,000        $ 1,000,000
 1/31/93             $ 1,012,700      $ 1,008,400          $ 1,019,200        $ 1,013,400
 2/28/93             $ 1,010,877      $ 1,022,114          $ 1,037,036        $ 1,025,865
 3/31/93             $ 1,028,365      $ 1,043,681          $ 1,041,392        $ 1,046,998
 4/30/93             $ 1,007,798      $ 1,018,424          $ 1,048,681        $ 1,039,040
 5/31/93             $ 1,027,148      $ 1,045,718          $ 1,050,045        $ 1,057,224
 6/30/93             $ 1,034,440      $ 1,048,750          $ 1,069,050        $ 1,068,430
 7/31/93             $ 1,025,958      $ 1,044,555          $ 1,075,144        $ 1,072,704
 8/31/93             $ 1,058,584      $ 1,084,144          $ 1,093,959        $ 1,105,100
 9/30/93             $ 1,055,514      $ 1,075,796          $ 1,096,913        $ 1,107,420
10/31/93             $ 1,059,736      $ 1,098,065          $ 1,100,971        $ 1,118,827
11/30/93             $ 1,042,250      $ 1,087,633          $ 1,091,613        $ 1,100,926
12/31/93             $ 1,059,760      $ 1,100,794          $ 1,097,508        $ 1,119,421
 1/31/94             $ 1,081,485      $ 1,138,221          $ 1,112,324        $ 1,148,750
 2/28/94             $ 1,062,775      $ 1,107,375          $ 1,092,970        $ 1,126,234
 3/31/94             $ 1,024,728      $ 1,059,093          $ 1,065,973        $ 1,085,352
 4/30/94             $ 1,016,325      $ 1,072,650          $ 1,057,445        $ 1,087,740
 5/31/94             $ 1,017,545      $ 1,090,241          $ 1,057,340        $ 1,096,115
 6/30/94             $ 1,009,710      $ 1,063,530          $ 1,055,014        $ 1,077,043
 7/31/94             $ 1,033,236      $ 1,098,414          $ 1,076,008        $ 1,101,384
 8/31/94             $ 1,053,797      $ 1,143,449          $ 1,077,300        $ 1,128,919
 9/30/94             $ 1,037,463      $ 1,115,434          $ 1,061,463        $ 1,108,598
10/31/94             $ 1,046,489      $ 1,140,532          $ 1,060,508        $ 1,112,035
11/30/94             $ 1,028,385      $ 1,099,016          $ 1,058,175        $ 1,086,125
12/31/94             $ 1,035,584      $ 1,115,282          $ 1,065,476        $ 1,096,551
 1/31/95             $ 1,049,461      $ 1,144,168          $ 1,086,573        $ 1,110,149
 2/28/95             $ 1,079,685      $ 1,188,790          $ 1,112,433        $ 1,142,454
 3/31/95             $ 1,099,011      $ 1,223,859          $ 1,119,219        $ 1,162,675
 4/30/95             $ 1,113,518      $ 1,259,963          $ 1,134,888        $ 1,184,534
 5/31/95             $ 1,145,476      $ 1,310,362          $ 1,178,808        $ 1,222,439
 6/30/95             $ 1,180,528      $ 1,340,762          $ 1,187,413        $ 1,244,076
 7/31/95             $ 1,207,680      $ 1,385,276          $ 1,184,801        $ 1,270,326
 8/31/95             $ 1,216,134      $ 1,388,739          $ 1,199,137        $ 1,280,234
 9/30/95             $ 1,236,078      $ 1,447,343          $ 1,210,769        $ 1,310,832
10/31/95             $ 1,243,371      $ 1,442,133          $ 1,226,509        $ 1,307,555
11/30/95             $ 1,269,979      $ 1,505,443          $ 1,244,907        $ 1,348,220
12/31/95             $ 1,282,679      $ 1,534,498          $ 1,262,335        $ 1,369,387
 1/31/96             $ 1,302,561      $ 1,586,671          $ 1,270,667        $ 1,394,173
 2/29/96             $ 1,302,561      $ 1,601,427          $ 1,248,557        $ 1,394,870
 3/31/96             $ 1,300,086      $ 1,616,800          $ 1,239,817        $ 1,400,170
 4/30/96             $ 1,317,637      $ 1,640,567          $ 1,232,874        $ 1,409,412
 5/31/96             $ 1,335,162      $ 1,682,894          $ 1,230,408        $ 1,423,788
 6/30/96             $ 1,332,758      $ 1,689,289          $ 1,246,896        $ 1,428,486
 7/31/96             $ 1,295,974      $ 1,614,622          $ 1,250,263        $ 1,391,774
 8/31/96             $ 1,311,007      $ 1,648,691          $ 1,248,137        $ 1,413,764
 9/30/96             $ 1,357,548      $ 1,741,512          $ 1,269,855        $ 1,466,215
10/31/96             $ 1,384,156      $ 1,789,578          $ 1,298,045        $ 1,497,298
11/30/96             $ 1,445,751      $ 1,924,870          $ 1,320,242        $ 1,567,073
12/31/96             $ 1,428,258      $ 1,886,758          $ 1,307,964        $ 1,548,268
 1/31/97             $ 1,494,100      $ 2,004,680          $ 1,312,018        $ 1,596,109
 2/28/97             $ 1,498,881      $ 2,020,317          $ 1,315,298        $ 1,602,015
 3/31/97             $ 1,450,018      $ 1,937,282          $ 1,300,699        $ 1,555,396
 4/30/97             $ 1,518,894      $ 2,052,937          $ 1,320,209        $ 1,602,213
 5/31/97             $ 1,578,586      $ 2,177,961          $ 1,332,751        $ 1,667,904
 6/30/97             $ 1,625,628      $ 2,275,534          $ 1,348,611        $ 1,723,112
 7/31/97             $ 1,728,205      $ 2,456,666          $ 1,385,023        $ 1,821,329
 8/31/97             $ 1,663,570      $ 2,319,093          $ 1,373,251        $ 1,763,593
 9/30/97             $ 1,728,782      $ 2,446,179          $ 1,393,575        $ 1,833,960
10/31/97             $ 1,707,000      $ 2,364,477          $ 1,413,782        $ 1,800,582
11/30/97             $ 1,749,333      $ 2,473,952          $ 1,420,285        $ 1,833,713
12/31/97             $ 1,766,302      $ 2,516,504          $ 1,434,630        $ 1,862,686
 1/31/98             $ 1,799,508      $ 2,544,437          $ 1,452,993        $ 1,875,911
 2/28/98             $ 1,852,054      $ 2,727,891          $ 1,451,831        $ 1,950,385
 3/31/98             $ 1,891,873      $ 2,867,559          $ 1,456,767        $ 2,010,066
 4/30/98             $ 1,912,494      $ 2,896,522          $ 1,464,342        $ 2,024,137
 5/31/98             $ 1,911,347      $ 2,846,701          $ 1,478,253        $ 2,003,693
 6/30/98             $ 2,001,945      $ 2,962,277          $ 1,490,819        $ 2,040,561
 7/31/98             $ 1,995,138      $ 2,930,877          $ 1,493,949        $ 2,016,686
 8/31/98             $ 1,860,067      $ 2,507,072          $ 1,518,301        $ 1,842,848
 9/30/98             $ 1,950,281      $ 2,667,776          $ 1,553,829        $ 1,922,459
10/31/98             $ 2,020,296      $ 2,884,666          $ 1,545,594        $ 1,994,359
11/30/98             $ 2,095,855      $ 3,059,477          $ 1,554,403        $ 2,067,353
12/31/98             $ 2,210,288      $ 3,235,703          $ 1,559,067        $ 2,143,638
 1/31/99             $ 2,306,215      $ 3,370,955          $ 1,570,136        $ 2,177,936
 2/28/99             $ 2,223,652      $ 3,266,118          $ 1,542,659        $ 2,125,666
 3/31/99             $ 2,287,916      $ 3,396,763          $ 1,551,143        $ 2,178,170
 4/30/99             $ 2,263,435      $ 3,528,218          $ 1,556,107        $ 2,249,613
 5/31/99             $ 2,228,805      $ 3,444,952          $ 1,542,413        $ 2,214,969
 6/30/99             $ 2,317,065      $ 3,636,147          $ 1,537,478        $ 2,276,103
 7/31/99             $ 2,279,529      $ 3,522,699          $ 1,531,020        $ 2,233,539
 8/31/99             $ 2,280,897      $ 3,505,085          $ 1,530,255        $ 2,210,087
 9/30/99             $ 2,277,247      $ 3,409,046          $ 1,548,006        $ 2,181,798
10/31/99             $ 2,363,783      $ 3,624,839          $ 1,553,733        $ 2,245,070
11/30/99             $ 2,415,077      $ 3,698,423          $ 1,553,578        $ 2,269,317
12/31/99             $ 2,524,721      $ 3,916,260          $ 1,546,121        $ 2,336,489
 1/31/00             $ 2,470,187      $ 3,719,664          $ 1,541,018        $ 2,277,843
 2/29/00             $ 2,470,187      $ 3,649,362          $ 1,559,665        $ 2,272,376
 3/31/00             $ 2,628,773      $ 4,006,270          $ 1,580,252        $ 2,406,219
 4/30/00             $ 2,571,992      $ 3,885,681          $ 1,575,670        $ 2,362,185
 5/31/00             $ 2,502,033      $ 3,806,025          $ 1,574,882        $ 2,339,981
 6/30/00             $ 2,592,357      $ 3,899,653          $ 1,607,639        $ 2,377,420
 7/31/00             $ 2,597,023      $ 3,838,818          $ 1,622,269        $ 2,371,001
 8/31/00             $ 2,690,516      $ 4,077,209          $ 1,645,792        $ 2,476,748
 9/30/00             $ 2,585,317      $ 3,861,932          $ 1,656,160        $ 2,424,736
10/31/00             $ 2,572,649      $ 3,845,712          $ 1,667,091        $ 2,422,554
11/30/00             $ 2,451,734      $ 3,542,670          $ 1,694,431        $ 2,334,615
12/31/00             $ 2,460,070      $ 3,560,029          $ 1,725,948        $ 2,392,747
 1/31/01             $ 2,505,581      $ 3,686,410          $ 1,754,081        $ 2,443,474
 2/28/01             $ 2,364,267      $ 3,350,209          $ 1,769,341        $ 2,348,667
 3/31/01             $ 2,266,622      $ 3,137,806          $ 1,778,188        $ 2,272,805
 4/30/01             $ 2,373,834      $ 3,381,614          $ 1,770,719        $ 2,368,263
 5/31/01             $ 2,372,172      $ 3,404,270          $ 1,781,344        $ 2,389,340
 6/30/01             $ 2,337,301      $ 3,321,547          $ 1,788,113        $ 2,352,783
 7/31/01             $ 2,350,624      $ 3,288,996          $ 1,828,166        $ 2,351,136
 8/31/01             $ 2,264,356      $ 3,083,104          $ 1,849,190        $ 2,284,129
 9/30/01             $ 2,183,292      $ 2,834,298          $ 1,870,641        $ 2,174,262
10/31/01             $ 2,241,586      $ 2,888,433          $ 1,909,737        $ 2,210,573
11/30/01             $ 2,319,145      $ 3,109,976          $ 1,883,383        $ 2,298,553
12/31/01             $ 2,324,247      $ 3,137,344          $ 1,871,329        $ 2,315,103
 1/31/02             $ 2,276,135      $ 3,091,538          $ 1,886,487        $ 2,294,730
 2/28/02             $ 2,240,627      $ 3,031,872          $ 1,904,786        $ 2,279,126
 3/31/02             $ 2,290,145      $ 3,145,870          $ 1,873,167        $ 2,329,039
 4/30/02             $ 2,204,494      $ 2,955,230          $ 1,909,506        $ 2,273,142
 5/31/02             $ 2,193,471      $ 2,933,362          $ 1,925,737        $ 2,272,005
 6/30/02             $ 2,092,791      $ 2,724,506          $ 1,942,491        $ 2,174,991
 7/31/02             $ 2,010,335      $ 2,511,995          $ 1,965,995        $ 2,063,414
 8/31/02             $ 2,032,448      $ 2,528,574          $ 1,999,220        $ 2,084,667
 9/30/02             $ 1,899,933      $ 2,253,718          $ 2,031,608        $ 1,960,212
10/31/02             $ 1,983,720      $ 2,452,045          $ 2,022,262        $ 2,041,953
11/30/02             $ 2,074,376      $ 2,596,471          $ 2,021,655        $ 2,124,856
12/31/02             $ 2,012,264      $ 2,444,058          $ 2,063,504        $ 2,067,485

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 10/16/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Balanced Fund, formerly Chase Balanced Fund, is the successor to the AVESTA Trust-Balanced Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Balanced Fund, S&P 500 Index, Lehman Aggregate Bond Index and Lipper Balanced Funds Index from December 31, 1992 to December 31, 2002. The performance of the fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues and mortgage-backed securities. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN CAPITAL GROWTH FUND
AS OF DECEMBER 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Capital Growth Fund, which seeks capital growth over the long term, declined 28.04% (Class A shares, without sales charge) in the year ended December 31, 2002. This compares with a decline of 27.4% for the Russell MidCap Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The fund trailed its benchmark, the Russell Mid Cap Growth Index, by a relatively small margin. Throughout the year, there was a retrenchment in earnings growth expectations, which caused a contraction of valuations and therefore stock price reductions. In particular, there were large stock price declines in the Technology sector, which was the worst performing benchmark sector, as a number of index names fell by more than 50%.

The Fund's financial services names did not fare well during the year and the biggest detractor was Concord EFS, an electronic transaction processor that provides ATM and debit card processing for financial institutions. Shares of Concord declined as the company's earnings expectations were reduced considerably.

By contrast, stock selection was strong within healthcare, with solid performance from the managed care providers and healthcare service companies. Oxford Health Plans, which was the best performer in the sector and the entire portfolio, advanced after management announced an increase in membership enrollment.

Q: HOW WAS THE FUND MANAGED?
A: We increased the Fund's weighting in the consumer discretionary and healthcare sectors, where we found stocks trading on particularly attractive valuations. Within the consumer discretionary sector, the stock prices of a number of quality retailers were marked down as investors turned bearish on the outlook for consumer spending. This allowed us to add names such as Bed Bath & Beyond, and Circuit City at attractive valuations. In healthcare, we increased our biotechnology exposure, adding names such as Myriad Genetics and Gilead Sciences, following a severe fall in prices. We reduced the weighting in Financial Services by eliminating stocks that had been disappointing such as Concord EFS, Advent Software and AmeriCredit.

Q: WHAT IS THE OUTLOOK?
A: With the near term U.S. economic outlook remaining in doubt, equity markets will likely have difficulty building on recent gains until a more visible positive trend emerges in the economic data. The current climate of low inflation, low interest rates and accommodative monetary policy-along with the possibility of additional fiscal stimulus-points to a very beneficial backdrop for the U.S. economy. If and when evidence emerges that the economy is responding convincingly to this environment, we would anticipate rising expectations regarding corporate profits providing much needed support for a rally.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              30.40%
Consumer Goods & Services               25.60%
Health Services & Systems               18.80%
Pharmaceuticals                          8.80%
Finance & Insurance                      7.00%
Energy                                   5.30%
Industrial Products & Services           3.90%
Short-Term Investments                   0.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. AMERISOURCEBERGEN CORP.             (2.3%)

 2. OMNICARE, INC.                      (2.2%)

 3. AFFILIATED COMPUTER SERVICES, INC.  (2.2%)

 4. BRINKER INTERNATIONAL, INC.         (2.2%)

 5. PEPSI BOTTLING GROUP, INC.          (2.2%)

 6. HEALTH MANAGEMENT ASSOCIATES, INC.  (2.1%)

 7. STRYKER CORP.                       (1.9%)

 8. MOODY'S                             (1.8%)

 9. OXFORD HEALTH PLANS, INC.           (1.8%)

10. AMERICAN STANDARD COMPANIES, INC.   (1.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 20.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($81,282 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 93 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE          (28.04%)     (7.78%)     (1.37%)       7.57%
  WITH SALES CHARGE*            (32.19%)     (9.58%)     (2.53%)       6.93%
----------------------------------------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                  (28.39%)     (8.23%)     (1.85%)       7.14%
  WITH CDSC**                   (31.94%)     (9.03%)     (2.13%)       7.14%
----------------------------------------------------------------------------
CLASS C SHARES
  WITHOUT CDSC                  (28.39%)     (8.22%)     (2.00%)       7.00%
  WITH CDSC***                  (29.10%)     (8.22%)     (2.00%)       7.00%
----------------------------------------------------------------------------
SELECT SHARES                   (27.71%)     (7.27%)     (0.89%)       7.90%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

              JPMORGAN CAPITAL
                GROWTH FUND       RUSSELL MIDCAP        S&P MIDCAP           LIPPER MID-CAP
              (CLASS A SHARES)     GROWTH INDEX          400 INDEX         GROWTH FUNDS INDEX
12/31/92          $  9,425           $ 10,000            $ 10,000               $ 10,000
 1/31/93          $  9,806           $ 10,118            $ 10,125               $ 10,125
 2/28/93          $  9,683           $  9,806            $  9,983               $  9,528
 3/31/93          $ 10,113           $ 10,091            $ 10,328               $  9,844
 4/30/93          $  9,830           $  9,676            $ 10,057               $  9,393
 5/31/93          $ 10,214           $ 10,133            $ 10,516               $ 10,035
 6/30/93          $ 10,288           $ 10,091            $ 10,568               $ 10,124
 7/31/93          $ 10,432           $ 10,059            $ 10,548               $ 10,144
 8/31/93          $ 11,010           $ 10,643            $ 10,984               $ 10,682
 9/30/93          $ 11,251           $ 10,771            $ 11,100               $ 11,113
10/31/93          $ 11,206           $ 10,944            $ 11,137               $ 11,252
11/30/93          $ 10,944           $ 10,689            $ 10,891               $ 10,941
12/31/93          $ 11,327           $ 11,118            $ 11,396               $ 11,408
 1/31/94          $ 11,595           $ 11,404            $ 11,662               $ 11,688
 2/28/94          $ 11,574           $ 11,306            $ 11,496               $ 11,645
 3/31/94          $ 11,156           $ 10,773            $ 10,964               $ 10,846
 4/30/94          $ 11,235           $ 10,747            $ 11,045               $ 10,757
 5/31/94          $ 11,120           $ 10,764            $ 10,940               $ 10,544
 6/30/94          $ 10,806           $ 10,301            $ 10,564               $ 10,007
 7/31/94          $ 11,042           $ 10,586            $ 10,921               $ 10,259
 8/31/94          $ 11,545           $ 11,217            $ 11,493               $ 11,098
 9/30/94          $ 11,492           $ 11,032            $ 11,278               $ 11,178
10/31/94          $ 11,446           $ 11,223            $ 11,401               $ 11,552
11/30/94          $ 10,928           $ 10,728            $ 10,965               $ 11,128
12/31/94          $ 11,117           $ 10,878            $ 11,066               $ 11,408
 1/31/95          $ 11,037           $ 11,009            $ 11,181               $ 11,255
 2/28/95          $ 11,516           $ 11,594            $ 11,767               $ 11,780
 3/31/95          $ 11,889           $ 12,054            $ 11,972               $ 12,193
 4/30/95          $ 11,988           $ 12,156            $ 12,213               $ 12,273
 5/31/95          $ 12,225           $ 12,456            $ 12,507               $ 12,467
 6/30/95          $ 12,517           $ 13,023            $ 13,016               $ 13,488
 7/31/95          $ 13,236           $ 13,842            $ 13,695               $ 14,628
 8/31/95          $ 13,291           $ 13,994            $ 13,949               $ 14,874
 9/30/95          $ 13,416           $ 14,306            $ 14,286               $ 15,457
10/31/95          $ 12,972           $ 13,944            $ 13,919               $ 15,152
11/30/95          $ 13,357           $ 14,568            $ 14,528               $ 15,728
12/31/95          $ 13,524           $ 14,575            $ 14,491               $ 15,877
 1/31/96          $ 13,673           $ 14,833            $ 14,701               $ 15,771
 2/29/96          $ 14,031           $ 15,393            $ 15,201               $ 16,444
 3/31/96          $ 14,340           $ 15,515            $ 15,384               $ 16,829
 4/30/96          $ 14,816           $ 16,264            $ 15,853               $ 18,272
 5/31/96          $ 15,095           $ 16,596            $ 16,067               $ 18,991
 6/30/96          $ 14,622           $ 16,095            $ 15,826               $ 18,161
 7/31/96          $ 13,822           $ 14,846            $ 14,754               $ 16,175
 8/31/96          $ 14,652           $ 15,649            $ 15,606               $ 17,223
 9/30/96          $ 15,527           $ 16,643            $ 16,286               $ 18,392
10/31/96          $ 15,682           $ 16,448            $ 16,333               $ 17,702
11/30/96          $ 16,583           $ 17,417            $ 17,253               $ 18,108
12/31/96          $ 16,716           $ 17,124            $ 17,272               $ 18,015
 1/31/97          $ 17,268           $ 17,883            $ 17,920               $ 18,477
 2/28/97          $ 16,845           $ 17,490            $ 17,773               $ 17,248
 3/31/97          $ 16,110           $ 16,501            $ 17,016               $ 15,935
 4/30/97          $ 16,384           $ 16,906            $ 17,456               $ 15,797
 5/31/97          $ 17,567           $ 18,420            $ 18,982               $ 17,854
 6/30/97          $ 18,245           $ 18,931            $ 19,515               $ 18,605
 7/31/97          $ 19,479           $ 20,742            $ 21,447               $ 19,742
 8/31/97          $ 19,440           $ 20,539            $ 21,422               $ 19,687
 9/30/97          $ 20,309           $ 21,578            $ 22,653               $ 21,096
10/31/97          $ 19,736           $ 20,497            $ 21,668               $ 19,915
11/30/97          $ 20,125           $ 20,713            $ 21,989               $ 19,596
12/31/97          $ 20,517           $ 20,984            $ 22,842               $ 20,055
 1/31/98          $ 20,349           $ 20,606            $ 22,408               $ 19,676
 2/28/98          $ 22,115           $ 22,543            $ 24,263               $ 21,346
 3/31/98          $ 23,230           $ 23,488            $ 25,357               $ 22,452
 4/30/98          $ 23,492           $ 23,807            $ 25,821               $ 22,548
 5/31/98          $ 22,430           $ 22,829            $ 24,659               $ 21,234
 6/30/98          $ 22,866           $ 23,475            $ 24,815               $ 22,211
 7/31/98          $ 21,656           $ 22,470            $ 23,852               $ 20,731
 8/31/98          $ 17,498           $ 18,180            $ 19,413               $ 16,262
 9/30/98          $ 18,369           $ 19,555            $ 21,226               $ 17,958
10/31/98          $ 19,326           $ 20,994            $ 23,124               $ 18,619
11/30/98          $ 19,891           $ 22,409            $ 24,278               $ 20,034
12/31/98          $ 21,548           $ 24,731            $ 27,211               $ 22,618
 1/31/99          $ 21,220           $ 25,473            $ 26,152               $ 23,740
 2/28/99          $ 20,191           $ 24,227            $ 24,782               $ 21,895
 3/31/99          $ 20,355           $ 25,577            $ 25,473               $ 23,456
 4/30/99          $ 21,494           $ 26,743            $ 27,483               $ 24,418
 5/31/99          $ 21,490           $ 26,398            $ 27,601               $ 24,316
 6/30/99          $ 22,375           $ 28,240            $ 29,081               $ 26,275
 7/31/99          $ 22,038           $ 27,342            $ 28,461               $ 25,915
 8/31/99          $ 21,363           $ 27,058            $ 27,485               $ 25,783
 9/30/99          $ 21,227           $ 26,828            $ 26,636               $ 26,536
10/31/99          $ 21,976           $ 28,902            $ 27,994               $ 28,882
11/30/99          $ 22,730           $ 31,896            $ 29,464               $ 32,504
12/31/99          $ 24,180           $ 37,420            $ 31,214               $ 39,284
 1/31/00          $ 23,031           $ 37,413            $ 30,334               $ 38,608
 2/29/00          $ 24,549           $ 45,277            $ 32,457               $ 48,284
 3/31/00          $ 26,348           $ 45,322            $ 35,174               $ 44,884
 4/30/00          $ 26,117           $ 40,922            $ 33,946               $ 38,964
 5/31/00          $ 24,996           $ 37,938            $ 33,522               $ 35,461
 6/30/00          $ 25,629           $ 41,964            $ 34,015               $ 40,972
 7/31/00          $ 25,503           $ 39,307            $ 34,552               $ 39,272
 8/31/00          $ 28,349           $ 45,235            $ 38,408               $ 44,408
 9/30/00          $ 27,748           $ 43,023            $ 38,143               $ 42,272
10/31/00          $ 27,515           $ 40,080            $ 36,850               $ 38,852
11/30/00          $ 25,270           $ 31,371            $ 34,068               $ 30,728
12/31/00          $ 27,461           $ 33,024            $ 36,674               $ 32,944
 1/31/01          $ 27,625           $ 34,910            $ 37,492               $ 33,392
 2/28/01          $ 26,219           $ 28,870            $ 35,351               $ 28,383
 3/31/01          $ 24,274           $ 24,739            $ 32,724               $ 25,372
 4/30/01          $ 26,225           $ 28,863            $ 36,334               $ 28,716
 5/31/01          $ 26,703           $ 28,727            $ 37,181               $ 28,951
 6/30/01          $ 26,470           $ 28,742            $ 37,032               $ 28,838
 7/31/01          $ 26,007           $ 26,804            $ 36,480               $ 27,321
 8/31/01          $ 25,167           $ 24,861            $ 35,287               $ 25,491
 9/30/01          $ 22,301           $ 20,752            $ 30,897               $ 21,815
10/31/01          $ 23,030           $ 22,933            $ 32,263               $ 23,030
11/30/01          $ 24,511           $ 25,402            $ 34,663               $ 24,921
12/31/01          $ 26,094           $ 26,368            $ 36,456               $ 26,002
 1/31/02          $ 25,288           $ 25,511            $ 36,266               $ 25,009
 2/28/02          $ 23,781           $ 24,064            $ 36,310               $ 23,766
 3/31/02          $ 25,350           $ 25,900            $ 38,906               $ 25,264
 4/30/02          $ 24,463           $ 24,530            $ 38,723               $ 24,425
 5/31/02          $ 23,712           $ 23,799            $ 38,068               $ 23,609
 6/30/02          $ 21,535           $ 21,172            $ 35,282               $ 21,489
 7/31/02          $ 19,423           $ 19,114            $ 31,863               $ 19,172
 8/31/02          $ 19,044           $ 19,047            $ 32,022               $ 18,944
 9/30/02          $ 17,688           $ 17,533            $ 29,441               $ 17,768
10/31/02          $ 18,838           $ 18,892            $ 30,716               $ 18,663
11/30/02          $ 19,678           $ 20,371            $ 32,495               $ 19,772
12/31/02          $ 18,794           $ 19,140            $ 31,159               $ 18,603

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell MidCap Growth Index, S&P MidCap 400 Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1992 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN CORE EQUITY FUND
AS OF DECEMBER 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Core Equity Fund, which seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk, declined 26.20% (Select shares) during the year ended December 31, 2002. This compares to a decline of 22.10% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: For the year, performance was enhanced by effective stock selection within the semiconductor, network technology and energy sectors. This outperformance, however, was outweighed by difficulties in the industrial cyclical, telecommunications and insurance sectors. At the stock-specific level, overweight positions, relative to the benchmark, in Gannett, Mattel and Devon Energy were the positions that most positively contributed to performance. However, overweight positions in Tyco, Sprint-PCS and Cigna detracted from portfolio results.

Q: HOW WAS THE FUND MANAGED?
A: The Fund seeks to have sector and style characteristics similar to those of the S&P 500, so that excess returns relative to the benchmark are driven by stock selection. As such, over the year, our focus was on identifying companies that both appeared to be undervalued relative to their respective peer group and possessed a good, long-term risk/reward profile.

In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late '90s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we sharpened our focus on identifying and quantifying the risks surrounding individual companies.

Q: WHAT IS THE OUTLOOK?
A: It is looking increasingly likely that the U.S. economy will find its footing over 2003. The Federal Reserve will probably keep rates at a 40-plus year low for the time being. Many corporations have strengthened their balance sheets, cut costs to the bone and reduced their respective inventories. A major fiscal stimulus program is presently before Congress. If it passes muster, as expected, it should release a good deal of liquidity later in the year. Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. If the economy shows signs of growing more strongly, we may see an upturn in corporate spending which should help to improve current and future earnings. Still, we must ever be cognizant of the potential negative impact that current geopolitical events could have on renewed domestic and global economic growth.

Looking ahead, we are highly confident in the Fund's prospects. We are committed to a valuation-based approach.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               23.00%
Finance & Insurance                     19.20%
Technology                              15.80%
Industrial Products & Services          12.80%
Pharmaceuticals                         11.50%
Energy                                   8.10%
Telecommunications                       4.40%
Utilities                                3.80%
Health Services & Systems                1.20%
Short-Term Investments                   0.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CITIGROUP, INC.                     (4.2%)

 2. MICROSOFT CORP.                     (3.9%)

 3. TYCO INTERNATIONAL LTD (BERMUDA)    (3.2%)

 4. GENERAL ELECTRIC CO.                (2.8%)

 5. CISCO SYSTEMS, INC.                 (2.3%)

 6. MATTEL, INC.                        (2.0%)

 7. WAL-MART STORES, INC.               (2.0%)

 8. PFIZER, INC.                        (2.0%)

 9. FREDDIE MAC                         (2.0%)

10. EXXONMOBIL CORP.                    (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.3% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($19,052 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 104 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS      (4/1/93)
----------------------------------------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE          (26.39%)    (17.91%)    (2.21%)        6.81%
  WITH SALES CHARGE*            (30.61%)    (19.51%)    (3.36%)        6.16%
----------------------------------------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                  (26.96%)    (18.29%)    (2.48%)        6.65%
  WITH CDSC**                   (30.61%)    (19.06%)    (2.82%)        6.65%
----------------------------------------------------------------------------
CLASS C SHARES
  WITHOUT CDSC                  (26.94%)    (18.27%)    (2.47%)        6.66%
  WITH CDSC***                  (27.67%)    (18.27%)    (2.47%)        6.66%
----------------------------------------------------------------------------
SELECT SHARES                   (26.20%)    (17.70%)    (1.99%)        6.93%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (04/01/93 TO 12/31/02)

          JPMORGAN CORE EQUITY                          LIPPER LARGE-CAP
          FUND (SELECT SHARES)     S&P 500 INDEX        CORE FUNDS INDEX
  4/1/93    $     1,000,000       $     1,000,000       $      1,000,000
 4/30/93    $       980,000       $     1,000,000       $      1,000,000
 5/31/93    $       989,996       $     1,026,800       $      1,025,900
 6/30/93    $     1,000,985       $     1,029,778       $      1,031,337
 7/31/93    $     1,003,988       $     1,025,659       $      1,027,418
 8/31/93    $     1,046,959       $     1,064,531       $      1,065,330
 9/30/93    $     1,054,915       $     1,056,334       $      1,065,330
10/31/93    $     1,071,900       $     1,078,200       $      1,081,843
11/30/93    $     1,053,892       $     1,067,957       $      1,064,749
12/31/93    $     1,079,923       $     1,080,880       $      1,089,132
 1/31/94    $     1,093,962       $     1,117,630       $      1,124,202
 2/28/94    $     1,064,972       $     1,087,342       $      1,103,067
 3/31/94    $     1,019,924       $     1,039,934       $      1,052,326
 4/30/94    $     1,025,941       $     1,053,245       $      1,062,428
 5/31/94    $     1,037,945       $     1,070,518       $      1,070,822
 6/30/94    $     1,009,920       $     1,044,290       $      1,042,552
 7/31/94    $     1,036,885       $     1,078,543       $      1,073,829
 8/31/94    $     1,073,902       $     1,122,763       $      1,112,164
 9/30/94    $     1,056,934       $     1,095,256       $      1,088,809
10/31/94    $     1,058,942       $     1,119,899       $      1,106,339
11/30/94    $     1,021,985       $     1,079,135       $      1,067,395
12/31/94    $     1,035,986       $     1,095,106       $      1,077,322
 1/31/95    $     1,043,963       $     1,123,469       $      1,096,283
 2/28/95    $     1,076,013       $     1,167,284       $      1,133,995
 3/31/95    $     1,103,990       $     1,201,719       $      1,162,232
 4/30/95    $     1,110,945       $     1,237,170       $      1,187,801
 5/31/95    $     1,133,941       $     1,286,657       $      1,226,167
 6/30/95    $     1,162,970       $     1,316,507       $      1,258,415
 7/31/95    $     1,219,956       $     1,360,215       $      1,301,327
 8/31/95    $     1,215,930       $     1,363,616       $      1,303,279
 9/30/95    $     1,248,881       $     1,421,160       $      1,352,022
10/31/95    $     1,232,896       $     1,416,044       $      1,345,802
11/30/95    $     1,296,883       $     1,478,209       $      1,398,423
12/31/95    $     1,300,903       $     1,506,738       $      1,419,539
 1/31/96    $     1,345,915       $     1,557,967       $      1,461,274
 2/29/96    $     1,359,912       $     1,572,456       $      1,479,101
 3/31/96    $     1,374,871       $     1,587,552       $      1,492,561
 4/30/96    $     1,387,932       $     1,610,889       $      1,514,203
 5/31/96    $     1,417,912       $     1,652,450       $      1,544,336
 6/30/96    $     1,430,957       $     1,658,729       $      1,546,498
 7/31/96    $     1,364,990       $     1,585,413       $      1,483,246
 8/31/96    $     1,392,972       $     1,618,865       $      1,516,916
 9/30/96    $     1,453,984       $     1,710,007       $      1,595,492
10/31/96    $     1,508,945       $     1,757,204       $      1,627,242
11/30/96    $     1,621,965       $     1,890,048       $      1,732,688
12/31/96    $     1,593,905       $     1,852,625       $      1,700,806
 1/31/97    $     1,696,871       $     1,968,414       $      1,793,840
 2/28/97    $     1,699,925       $     1,983,768       $      1,791,688
 3/31/97    $     1,632,948       $     1,902,235       $      1,715,004
 4/30/97    $     1,740,886       $     2,015,799       $      1,810,015
 5/31/97    $     1,833,849       $     2,138,561       $      1,919,883
 6/30/97    $     1,912,888       $     2,234,368       $      2,003,206
 7/31/97    $     2,088,874       $     2,412,224       $      2,161,459
 8/31/97    $     1,956,857       $     2,277,139       $      2,051,441
 9/30/97    $     2,066,832       $     2,401,927       $      2,157,090
10/31/97    $     2,002,761       $     2,321,702       $      2,090,651
11/30/97    $     2,083,672       $     2,429,197       $      2,159,016
12/31/97    $     2,124,720       $     2,470,979       $      2,198,310
 1/31/98    $     2,152,767       $     2,498,407       $      2,220,073
 2/28/98    $     2,283,655       $     2,678,542       $      2,377,476
 3/31/98    $     2,378,427       $     2,815,684       $      2,495,161
 4/30/98    $     2,411,487       $     2,844,122       $      2,520,362
 5/31/98    $     2,372,421       $     2,795,203       $      2,477,264
 6/30/98    $     2,501,480       $     2,908,688       $      2,594,934
 7/31/98    $     2,471,463       $     2,877,856       $      2,573,915
 8/31/98    $     2,128,918       $     2,461,718       $      2,188,600
 9/30/98    $     2,262,614       $     2,619,514       $      2,297,374
10/31/98    $     2,411,946       $     2,832,481       $      2,469,677
11/30/98    $     2,565,346       $     3,004,129       $      2,616,622
12/31/98    $     2,782,118       $     3,177,167       $      2,790,366
 1/31/99    $     2,929,014       $     3,309,973       $      2,888,029
 2/28/99    $     2,853,445       $     3,207,033       $      2,798,789
 3/31/99    $     2,985,845       $     3,335,314       $      2,911,300
 4/30/99    $     3,059,297       $     3,464,391       $      2,989,323
 5/31/99    $     2,960,788       $     3,382,631       $      2,910,106
 6/30/99    $     3,153,535       $     3,570,367       $      3,072,490
 7/31/99    $     3,083,211       $     3,458,972       $      2,982,466
 8/31/99    $     3,070,570       $     3,441,677       $      2,952,045
 9/30/99    $     2,982,137       $     3,347,375       $      2,872,044
10/31/99    $     3,175,380       $     3,559,264       $      3,048,101
11/30/99    $     3,238,253       $     3,631,517       $      3,122,779
12/31/99    $     3,446,472       $     3,845,413       $      3,330,444
 1/31/00    $     3,305,511       $     3,652,373       $      3,195,894
 2/29/00    $     3,287,331       $     3,583,343       $      3,194,935
 3/31/00    $     3,601,600       $     3,933,794       $      3,472,575
 4/30/00    $     3,482,027       $     3,815,387       $      3,359,022
 5/31/00    $     3,322,898       $     3,737,172       $      3,273,367
 6/30/00    $     3,479,074       $     3,829,106       $      3,393,172
 7/31/00    $     3,470,377       $     3,769,372       $      3,340,239
 8/31/00    $     3,650,142       $     4,003,450       $      3,570,715
 9/30/00    $     3,408,503       $     3,792,068       $      3,380,753
10/31/00    $     3,362,488       $     3,776,141       $      3,341,536
11/30/00    $     3,055,493       $     3,478,581       $      3,047,481
12/31/00    $     3,033,493       $     3,495,626       $      3,084,660
 1/31/01    $     3,105,994       $     3,619,721       $      3,171,956
 2/28/01    $     2,793,531       $     3,289,603       $      2,876,647
 3/31/01    $     2,589,044       $     3,081,042       $      2,700,021
 4/30/01    $     2,806,265       $     3,320,439       $      2,905,223
 5/31/01    $     2,795,882       $     3,342,686       $      2,921,492
 6/30/01    $     2,720,114       $     3,261,458       $      2,843,780
 7/31/01    $     2,699,441       $     3,229,496       $      2,802,545
 8/31/01    $     2,513,449       $     3,027,330       $      2,637,475
 9/30/01    $     2,330,722       $     2,783,024       $      2,437,291
10/31/01    $     2,403,207       $     2,836,180       $      2,494,811
11/30/01    $     2,582,486       $     3,053,715       $      2,658,221
12/31/01    $     2,604,437       $     3,080,588       $      2,688,259
 1/31/02    $     2,497,655       $     3,035,611       $      2,645,785
 2/28/02    $     2,422,976       $     2,977,024       $      2,601,335
 3/31/02    $     2,542,428       $     3,088,960       $      2,689,781
 4/30/02    $     2,345,899       $     2,901,769       $      2,549,105
 5/31/02    $     2,334,404       $     2,880,296       $      2,530,497
 6/30/02    $     2,122,907       $     2,675,219       $      2,355,639
 7/31/02    $     1,948,191       $     2,466,552       $      2,180,615
 8/31/02    $     1,983,843       $     2,482,831       $      2,198,497
 9/30/02    $     1,748,361       $     2,212,947       $      1,985,023
10/31/02    $     1,890,853       $     2,407,686       $      2,139,259
11/30/02    $     2,044,768       $     2,549,499       $      2,234,884
12/31/02    $     1,922,103       $     2,399,844       $      2,117,105

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 4/1/93.

Returns for the Class A Shares prior to 9/10/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Core Equity Fund, formerly Chase Core Equity Fund, is the successor to the AVESTA Trust Core Equity Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Core Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from April 1, 1993 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial value investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN DISCIPLINED EQUITY FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to those of the S&P 500 Index, declined 24.76% (Institutional shares) during the year ended December 31, 2002. This compares to a decline of 22.10% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The Fund experienced difficulties in the industrial cyclical, media and telecommunications sectors. At the stock-specific level, overweight positions in Forest Labs, Countrywide Credit, Gannett and Allstate, relative to the benchmark, were among the positions that contributed the most to performance. However, overweight positions in Tyco, Dynegy, Sprint-PCS, and Cigna detracted from portfolio results.

Q: HOW WAS THE FUND MANAGED?
A: In 2002, we maintained a sector and style neutral strategy, while being fully invested. Our focus was on companies that both appeared to be undervalued relative to their respective peer group and possessed a good, long-term risk/reward profile. In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late `90s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q: WHAT IS THE OUTLOOK?
A: Looking ahead, we are confident in the Fund`s prospects. We are also committed to a valuation-based approach, which should produce strong relative results.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                23.00%
Finance & Insurance                      20.40%
Technology                               15.70%
Industrial Products & Services           12.40%
Pharmaceuticals                          11.20%
Energy                                    6.20%
Telecommunications                        4.10%
Health Services & Systems                 3.20%
Utilities                                 2.80%
Short-Term Investments                    0.70%
REITs                                     0.30%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.                       (4.3%)

 2. CITIGROUP, INC.                       (3.2%)

 3. GENERAL ELECTRIC CO.                  (3.2%)

 4. EXXONMOBIL CORP.                      (2.5%)

 5. WAL-MART STORES, INC.                 (2.4%)

 6. PROCTER & GAMBLE CO.                  (2.2%)

 7. THE COCA-COLA CO.                     (2.2%)

 8. PFIZER, INC.                          (2.2%)

 9. INTERNATIONAL BUSINESS MACHINES CORP. (1.7%)

10. JOHNSON & JOHNSON                     (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.5% OF THE PORTFOLIO`S MARKET VALUE OF INVESTMENTS ($252,891 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 247 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS      (1/3/97)
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (25.07%)    (16.37%)    (1.85%)        3.14%
  With Sales Charge*            (29.36%)    (18.01%)    (3.00%)        2.12%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (25.45%)    (16.53%)    (1.96%)        3.04%
  With CDSC**                   (29.17%)    (17.31%)    (2.31%)        2.89%
----------------------------------------------------------------------------
Institutional Shares            (24.76%)    (16.03%)    (1.50%)        3.44%
----------------------------------------------------------------------------
Select Shares                   (24.98%)    (16.32%)    (1.81%)        3.17%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 12/31/02)

              JPMORGAN DISCIPLINED
                  EQUITY FUND                           LIPPER LARGE-CAP
             (INSTITUTIONAL SHARES)  S&P 500 INDEX      CORE FUNDS INDEX
  1/3/97         $   3,000,000       $   3,000,000       $    3,000,000
 1/31/97         $   3,150,000       $   3,000,000       $    3,000,000
 2/28/97         $   3,195,045       $   3,023,400       $    2,996,400
 3/31/97         $   3,011,969       $   2,899,138       $    2,868,154
 4/30/97         $   3,267,083       $   3,072,217       $    3,027,050
 5/31/97         $   3,429,130       $   3,259,315       $    3,210,792
 6/30/97         $   3,723,006       $   3,405,332       $    3,350,140
 7/31/97         $   3,870,065       $   3,676,397       $    3,614,801
 8/31/97         $   3,808,918       $   3,470,518       $    3,430,808
 9/30/97         $   3,941,469       $   3,660,703       $    3,607,494
10/31/97         $   3,838,990       $   3,538,435       $    3,496,384
11/30/97         $   3,992,550       $   3,702,265       $    3,610,715
12/31/97         $   3,986,561       $   3,765,944       $    3,676,430
 1/31/98         $   4,136,057       $   3,807,746       $    3,712,827
 2/28/98         $   4,343,687       $   4,082,284       $    3,976,066
 3/31/98         $   4,655,130       $   4,291,297       $    4,172,882
 4/30/98         $   4,679,802       $   4,334,639       $    4,215,028
 5/31/98         $   4,532,856       $   4,260,084       $    4,142,951
 6/30/98         $   4,808,454       $   4,433,043       $    4,339,741
 7/31/98         $   4,657,949       $   4,386,053       $    4,304,589
 8/31/98         $   4,120,888       $   3,751,829       $    3,660,192
 9/30/98         $   4,209,899       $   3,992,322       $    3,842,104
10/31/98         $   4,694,879       $   4,316,897       $    4,130,261
11/30/98         $   4,906,618       $   4,578,501       $    4,376,012
12/31/98         $   5,243,703       $   4,842,223       $    4,666,579
 1/31/99         $   5,394,197       $   5,044,628       $    4,829,909
 2/28/99         $   5,185,981       $   4,887,740       $    4,680,665
 3/31/99         $   5,467,580       $   5,083,250       $    4,868,828
 4/30/99         $   5,861,792       $   5,279,971       $    4,999,313
 5/31/99         $   5,617,942       $   5,155,364       $    4,866,831
 6/30/99         $   6,019,625       $   5,441,487       $    5,138,400
 7/31/99         $   5,707,808       $   5,271,712       $    4,987,845
 8/31/99         $   5,875,047       $   5,245,354       $    4,936,969
 9/30/99         $   5,533,707       $   5,101,631       $    4,803,177
10/31/99         $   5,800,985       $   5,424,564       $    5,097,612
11/30/99         $   6,084,073       $   5,534,683       $    5,222,503
12/31/99         $   6,146,130       $   5,860,676       $    5,569,800
 1/31/00         $   6,010,915       $   5,566,470       $    5,344,780
 2/29/00         $   5,902,719       $   5,461,264       $    5,343,176
 3/31/00         $   6,335,978       $   5,995,375       $    5,807,498
 4/30/00         $   5,946,316       $   5,814,915       $    5,617,593
 5/31/00         $   6,207,359       $   5,695,709       $    5,474,345
 6/30/00         $   6,170,115       $   5,835,823       $    5,674,706
 7/31/00         $   6,075,095       $   5,744,784       $    5,586,180
 8/31/00         $   6,391,000       $   6,101,535       $    5,971,627
 9/30/00         $   5,942,352       $   5,779,374       $    5,653,936
10/31/00         $   5,956,019       $   5,755,101       $    5,588,350
11/30/00         $   5,500,979       $   5,301,599       $    5,096,576
12/31/00         $   5,669,859       $   5,327,577       $    5,158,754
 1/31/01         $   5,690,271       $   5,516,706       $    5,304,746
 2/28/01         $   5,184,975       $   5,013,582       $    4,810,875
 3/31/01         $   4,638,478       $   4,695,721       $    4,515,487
 4/30/01         $   5,301,781       $   5,060,579       $    4,858,664
 5/31/01         $   5,370,174       $   5,094,485       $    4,885,872
 6/30/01         $   5,270,826       $   4,970,689       $    4,755,908
 7/31/01         $   5,195,453       $   4,921,976       $    4,686,948
 8/31/01         $   4,843,201       $   4,613,860       $    4,410,886
 9/30/01         $   4,542,438       $   4,241,522       $    4,076,100
10/31/01         $   4,604,216       $   4,322,535       $    4,172,296
11/30/01         $   4,798,974       $   4,654,073       $    4,445,581
12/31/01         $   4,951,101       $   4,695,029       $    4,495,816
 1/31/02         $   4,737,709       $   4,626,482       $    4,424,783
 2/28/02         $   4,775,611       $   4,537,190       $    4,350,446
 3/31/02         $   4,747,434       $   4,707,789       $    4,498,361
 4/30/02         $   4,499,144       $   4,422,497       $    4,263,097
 5/31/02         $   4,354,271       $   4,389,770       $    4,231,976
 6/30/02         $   3,979,804       $   4,077,219       $    3,939,547
 7/31/02         $   3,603,314       $   3,759,196       $    3,646,839
 8/31/02         $   3,668,895       $   3,784,006       $    3,676,743
 9/30/02         $   3,416,108       $   3,372,685       $    3,319,731
10/31/02         $   3,749,178       $   3,669,481       $    3,577,674
11/30/02         $   3,839,534       $   3,885,614       $    3,737,596
12/31/02         $   3,673,779       $   3,657,528       $    3,540,625

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN DISCIPLINED EQUITY VALUE FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Disciplined Equity Value Fund, which seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index, declined 17.61% (Institutional Shares) during the year ended December 31, 2002. This compares to a decline of 15.52% from the Russell 1000 Value Index, the Fund's benchmark. During the reporting period, the Fund's benchmark was changed from the S&P 500 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: For the year, performance was enhanced by effective stock selection within the utilities, network technology and consumer staple sectors. Good performance in these sectors, however, was outweighed by difficulties in the media, industrial cyclical and energy sectors. At the stock-specific level, overweight positions, relative to the benchmark, in Entergy and Countrywide Financial, along with an underweight in Duke Power, contributed most notably to performance. However, overweight positions in Tyco, El Paso and Cigna detracted from portfolio results.

Q: HOW WAS THE FUND MANAGED?
A: The Fund seeks to mirror the sector and style characteristics of the Russell 1000 Value Index, so that excess returns relative to the benchmark are driven purely by stock selection. As such, over the year, we maintained a sector and style neutral strategy while being fully invested. Our focus was on companies that both appeared to be undervalued relative to their respective peer group and possessed a good, long-term risk/reward profile.

In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late '90s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q: WHAT IS THE OUTLOOK?
A: Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. If the economy shows signs of growing more strongly, we may see an upturn in corporate spending which should help to improve current and future earnings. We must ever be cognizant of the potential negative impact that current geopolitical events could have on renewed domestic and global economic growth. We are committed to a valuation-based approach, which is designed to produce strong relative results over the long term.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                             31.50%
Consumer Goods & Services                       19.50%
Industrial Products & Services                  12.60%
Energy                                          10.70%
Telecommunications                               7.70%
Utilities                                        6.00%
Technology                                       5.90%
Pharmaceuticals                                  2.90%
REITs                                            2.10%
Health Services & Systems                        0.80%
Short-Term Investments                           0.30%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. EXXONMOBIL CORP.                      (5.4%)

 2. CITIGROUP, INC.                       (4.6%)

 3. VERIZON COMMUNICATIONS, INC.          (2.6%)

 4. SBC COMMUNICATIONS, INC.              (2.3%)

 5. CHEVRONTEXACO CORP.                   (1.9%)

 6. U.S. BANCORP                          (1.8%)

 7. INTERNATIONAL BUSINESS MACHINES CORP. (1.7%)

 8. CONOCOPHILLIPS                        (1.7%)

 9. PROCTER & GAMBLE CO.                  (1.6%)

10. BANK ONE CORP.                        (1.5%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($9,201 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 265 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                        SINCE
                                      INCEPTION
                       1 YEAR         (9/28/01)
-----------------------------------------------
Institutional Shares  (17.61%)          (9.13%)
-----------------------------------------------

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (09/28/01 TO 12/31/02)

         JPMORGAN DISCIPLINED
          EQUITY VALUE FUND
            (INSTITUTIONAL        RUSSELL 1000  LIPPER LARGE-CAP
                SHARES)           VALUE INDEX   VALUE FUNDS INDEX
 9/28/01     $ 3,000,000          $ 3,000,000      $ 3,000,000
 9/30/01     $ 3,000,000          $ 3,000,000      $ 3,000,000
10/31/01     $ 3,032,100          $ 2,974,200      $ 3,019,500
11/30/01     $ 3,162,177          $ 3,147,001      $ 3,213,050
12/31/01     $ 3,254,513          $ 3,221,270      $ 3,261,567
 1/31/02     $ 3,106,432          $ 3,196,466      $ 3,201,228
 2/28/02     $ 3,240,630          $ 3,201,581      $ 3,183,621
 3/31/02     $ 3,312,572          $ 3,353,016      $ 3,324,019
 4/30/02     $ 3,214,189          $ 3,238,007      $ 3,182,416
 5/31/02     $ 3,192,011          $ 3,254,197      $ 3,186,553
 6/30/02     $ 2,943,992          $ 3,067,406      $ 2,964,450
 7/31/02     $ 2,648,709          $ 2,782,137      $ 2,708,322
 8/31/02     $ 2,747,771          $ 2,803,282      $ 2,726,467
 9/30/02     $ 2,532,895          $ 2,491,557      $ 2,411,288
10/31/02     $ 2,671,445          $ 2,676,181      $ 2,588,276
11/30/02     $ 2,783,378          $ 2,844,781      $ 2,750,561
12/31/02     $ 2,659,589          $ 2,721,317      $ 2,619,635

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/28/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Value Fund, Russell 1000 Value Index and Lipper Large-Cap Value Funds Index from September 28, 2001 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN DIVERSIFIED FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Diversified Fund, which seeks a high total return from a diversified portfolio of stocks and bonds, declined 13.00% (Institutional shares) during the year ended December 31, 2002. This compares to a decline of 10.70% for the Diversified Benchmark, which is comprised of the S&P 500 Index (52)%, Frank Russell 2000 Index (3)%, MSCI EAFE Index (10)% and the Salomon Broad Investment Group Index (35)%, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Overall performance was aided by the International equity segment, and by an underweight position in U.S. large cap equity, which underperformed. On a stock-specific level, overweight positions in Countrywide and Forest Labs contributed most positively to performance.

On the downside, unfavorable security selection within the U.S. large cap and domestic fixed income portions of the portfolio hindered performance. Also detracting from performance was asset allocation in U.S. small cap and domestic fixed income.

Q: HOW WAS THE FUND MANAGED?
A: Overall, our stock versus bond positioning for most of the year was neutral. Within equities during this time, our models suggested strongly that we be underweight large caps, which were expected to fall, and overweight small caps, which poised to break out. Attractive valuations led us to overweight international equities by 1% during this period. Toward year-end, our models suggested that our stock versus bond positioning be changed to favor international equities, based on strong valuations and expectations of a recovering global economy.

In a highly volatile market for U.S. equities, our domestic large cap segment trailed the S&P 500 benchmark. This underperformance was due mainly to unfavorable security selection within the industrial cyclicals, media, and telecommunications sectors. Underperformance in these sectors more than offset positive contributions from stock selection in the network technology, utilities, and semiconductor sectors.

In the fixed income portion of the portfolio, duration and yield curve positioning contributed positively to performance. Our allocation to public mortgages, commercial mortgage-backed securities, and other mortgage-related products, also contributed positively to performance. Our overweight position in corporate bonds, relative to the benchmark, and our underweight in Treasuries and agency securities, negatively impacted performance.

Q: WHAT IS THE OUTLOOK?
A: There are many reasons for optimism going into 2003. Corporations have, in large part, strengthened their balance sheets, cut costs to the bone and reduced what had been a mountainous inventory backlog. The Fed has in place a very accommodative monetary policy that should help cor-

                                   (UNAUDITED)
porations better manage their debt, and help consumers buy homes and other big-ticket items. Beyond this, a major fiscal stimulus proposal is presently before Congress that, if passed as expected, should inject considerable liquidity into the economy as the year progresses. In all, we believe it appears increasingly likely that the U.S. economy will begin to grow more strongly in 2003. The risk remains, however, that geopolitical wildcards--war with Iraq, friction with North Korea, and a possible major terrorist attack--could delay the economic recovery. In Europe, the euro has recently performed strongly against the dollar, thereby providing the European Central Bank with the flexibility needed to cut rates early in 2003.

In the fixed income area, we look for interest rates to edge higher by the second half of the year. In this rising interest rate environment, we expect higher rated and lower yielding credits to underperform.

We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework. On the fixed income side, we hope to add value by continuing to manage a diversified portfolio of high quality investments.

We will take a minimal overweight in equities versus bonds, a decision driven primarily by valuations, which are cheap for the most part, at present. We are further encouraged on the equity side of the portfolio by the resiliency of the U.S. and global economies in the face of mounting geopolitical risks, including some form of military conflict with Iraq, a possible near-term event that the markets appear to have already discounted.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                                          23.60%
Consumer Goods & Services                             15.50%
Finance & Insurance                                   14.70%
Short-Term Investments                                11.90%
Technology                                             8.30%
Industrial Products & Services                         7.70%
Pharmaceuticals                                        6.30%
Energy                                                 4.00%
Telecommunications                                     4.00%
Utilities                                              2.00%
Health Services & Systems                              1.70%
REITs                                                  0.30%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.                       (1.9%)

 2. CITIGROUP, INC.                       (1.5%)

 3. GENERAL ELECTRIC CO.                  (1.5%)

 4. EXXONMOBIL CORP.                      (1.1%)

 5. WAL-MART STORES, INC.                 (1.1%)

 6. PROCTER & GAMBLE CO.                  (1.0%)

 7. PFIZER, INC.                          (1.0%)

 8. THE COCA-COLA CO.                     (1.0%)

 9. INTERNATIONAL BUSINESS MACHINES CORP. (0.8%)

10. VERIZON COMMUNICATIONS, INC.          (0.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 11.6% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($69,804 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 565 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS     (9/10/93)
----------------------------------------------------------------------------
Institutional Shares            (13.00%)     (7.59%)     1.34%       6.93%
----------------------------------------------------------------------------
Select Shares                   (13.22%)     (7.87%)     1.05%       6.58%
----------------------------------------------------------------------------

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (09/10/93 TO 12/31/02)

                 JPMORGAN
             DIVERSIFIED FUND                                                 LIPPER BALANCED
          (INSTITUTIONAL SHARES)    DIVERSIFIED BENCHMARK     S&P 500 INDEX     FUNDS INDEX
 9/10/93        $ 3,000,000              $ 3,000,000          $  3,000,000      $ 3,000,000
 9/30/93        $ 3,000,000              $ 3,000,000          $  3,000,000      $ 3,000,000
10/31/93        $ 3,045,000              $ 3,047,100          $  3,062,100      $ 3,030,900
11/30/93        $ 2,996,889              $ 2,993,471          $  3,033,010      $ 2,982,406
12/31/93        $ 3,061,622              $ 3,042,863          $  3,069,709      $ 3,032,510
 1/31/94        $ 3,124,997              $ 3,139,626          $  3,174,080      $ 3,111,962
 2/28/94        $ 3,067,497              $ 3,075,892          $  3,088,062      $ 3,050,967
 3/31/94        $ 2,973,939              $ 2,961,469          $  2,953,423      $ 2,940,217
 4/30/94        $ 3,007,247              $ 2,986,641          $  2,991,226      $ 2,946,686
 5/31/94        $ 3,034,312              $ 3,009,340          $  3,040,282      $ 2,969,375
 6/30/94        $ 2,997,900              $ 2,969,917          $  2,965,796      $ 2,917,708
 7/31/94        $ 3,076,445              $ 3,044,759          $  3,063,074      $ 2,983,648
 8/31/94        $ 3,129,975              $ 3,123,010          $  3,188,660      $ 3,058,239
 9/30/94        $ 3,074,575              $ 3,057,426          $  3,110,537      $ 3,003,191
10/31/94        $ 3,099,172              $ 3,101,759          $  3,180,525      $ 3,012,501
11/30/94        $ 3,022,312              $ 3,021,424          $  3,064,753      $ 2,942,310
12/31/94        $ 3,074,598              $ 3,057,076          $  3,110,112      $ 2,970,556
 1/31/95        $ 3,121,332              $ 3,107,518          $  3,190,664      $ 3,007,391
 2/28/95        $ 3,202,487              $ 3,198,879          $  3,315,100      $ 3,094,906
 3/31/95        $ 3,280,307              $ 3,275,972          $  3,412,895      $ 3,149,686
 4/30/95        $ 3,352,146              $ 3,356,233          $  3,513,575      $ 3,208,900
 5/31/95        $ 3,473,829              $ 3,470,345          $  3,654,118      $ 3,311,585
 6/30/95        $ 3,511,346              $ 3,519,971          $  3,738,894      $ 3,370,200
 7/31/95        $ 3,582,977              $ 3,606,211          $  3,863,025      $ 3,441,311
 8/31/95        $ 3,623,465              $ 3,613,784          $  3,872,683      $ 3,468,153
 9/30/95        $ 3,704,631              $ 3,713,885          $  4,036,110      $ 3,551,042
10/31/95        $ 3,714,263              $ 3,709,429          $  4,021,580      $ 3,542,164
11/30/95        $ 3,836,833              $ 3,829,243          $  4,198,127      $ 3,652,326
12/31/95        $ 3,900,141              $ 3,904,679          $  4,279,151      $ 3,709,667
 1/31/96        $ 3,989,064              $ 3,984,725          $  4,424,642      $ 3,776,812
 2/29/96        $ 4,016,190              $ 3,985,124          $  4,465,792      $ 3,778,701
 3/31/96        $ 4,036,673              $ 4,005,846          $  4,508,663      $ 3,793,060
 4/30/96        $ 4,039,902              $ 4,044,303          $  4,574,941      $ 3,818,094
 5/31/96        $ 4,080,705              $ 4,095,261          $  4,692,974      $ 3,857,038
 6/30/96        $ 4,118,247              $ 4,119,013          $  4,710,807      $ 3,869,767
 7/31/96        $ 4,046,590              $ 4,005,329          $  4,502,590      $ 3,770,314
 8/31/96        $ 4,046,590              $ 4,054,995          $  4,597,594      $ 3,829,885
 9/30/96        $ 4,202,384              $ 4,213,950          $  4,856,439      $ 3,971,973
10/31/96        $ 4,273,404              $ 4,301,179          $  4,990,477      $ 4,056,179
11/30/96        $ 4,483,228              $ 4,517,529          $  5,367,757      $ 4,245,197
12/31/96        $ 4,433,016              $ 4,454,735          $  5,261,475      $ 4,194,255
 1/31/97        $ 4,543,841              $ 4,592,386          $  5,590,317      $ 4,323,857
 2/28/97        $ 4,569,741              $ 4,617,185          $  5,633,922      $ 4,339,855
 3/31/97        $ 4,447,729              $ 4,497,138          $  5,402,368      $ 4,213,566
 4/30/97        $ 4,595,838              $ 4,662,183          $  5,724,889      $ 4,340,394
 5/31/97        $ 4,799,434              $ 4,871,049          $  6,073,535      $ 4,518,350
 6/30/97        $ 4,977,013              $ 5,038,126          $  6,345,629      $ 4,667,908
 7/31/97        $ 5,180,573              $ 5,309,681          $  6,850,741      $ 4,933,978
 8/31/97        $ 5,032,409              $ 5,103,134          $  6,467,100      $ 4,777,571
 9/30/97        $ 5,238,234              $ 5,314,404          $  6,821,497      $ 4,968,196
10/31/97        $ 5,104,135              $ 5,200,676          $  6,593,659      $ 4,877,775
11/30/97        $ 5,257,770              $ 5,328,092          $  6,898,945      $ 4,967,526
12/31/97        $ 5,269,863              $ 5,402,153          $  7,017,607      $ 5,046,013
 1/31/98        $ 5,347,330              $ 5,479,944          $  7,095,502      $ 5,081,840
 2/28/98        $ 5,559,619              $ 5,731,473          $  7,607,088      $ 5,283,589
 3/31/98        $ 5,751,425              $ 5,916,600          $  7,996,571      $ 5,445,267
 4/30/98        $ 5,816,992              $ 5,963,933          $  8,077,336      $ 5,483,383
 5/31/98        $ 5,755,332              $ 5,918,011          $  7,938,406      $ 5,428,001
 6/30/98        $ 5,924,538              $ 6,064,777          $  8,260,705      $ 5,527,876
 7/31/98        $ 5,837,448              $ 6,027,176          $  8,173,142      $ 5,463,200
 8/31/98        $ 5,415,400              $ 5,496,784          $  6,991,306      $ 4,992,272
 9/30/98        $ 5,411,068              $ 5,721,603          $  7,439,448      $ 5,207,939
10/31/98        $ 5,776,856              $ 6,021,415          $  8,044,275      $ 5,402,716
11/30/98        $ 6,047,213              $ 6,262,873          $  8,531,758      $ 5,600,455
12/31/98        $ 6,248,585              $ 6,493,973          $  9,023,188      $ 5,807,112
 1/31/99        $ 6,338,565              $ 6,652,426          $  9,400,357      $ 5,900,025
 2/28/99        $ 6,140,802              $ 6,472,145          $  9,108,006      $ 5,758,425
 3/31/99        $ 6,361,256              $ 6,650,129          $  9,472,326      $ 5,900,658
 4/30/99        $ 6,591,534              $ 6,836,333          $  9,838,905      $ 6,094,200
 5/31/99        $ 6,433,337              $ 6,698,239          $  9,606,707      $ 6,000,349
 6/30/99        $ 6,714,474              $ 6,918,611          $ 10,139,879      $ 6,165,959
 7/31/99        $ 6,587,570              $ 6,811,373          $  9,823,515      $ 6,050,655
 8/31/99        $ 6,610,627              $ 6,786,852          $  9,774,397      $ 5,987,123
 9/30/99        $ 6,501,551              $ 6,725,091          $  9,506,579      $ 5,910,488
10/31/99        $ 6,692,697              $ 6,979,300          $ 10,108,345      $ 6,081,892
11/30/99        $ 6,874,738              $ 7,089,573          $ 10,313,545      $ 6,147,577
12/31/99        $ 7,138,041              $ 7,383,081          $ 10,921,013      $ 6,329,545
 1/31/00        $ 6,957,448              $ 7,132,056          $ 10,372,778      $ 6,170,673
 2/29/00        $ 7,057,636              $ 7,145,607          $ 10,176,732      $ 6,155,864
 3/31/00        $ 7,328,649              $ 7,555,051          $ 11,172,017      $ 6,518,444
 4/30/00        $ 7,138,104              $ 7,375,240          $ 10,835,739      $ 6,399,157
 5/31/00        $ 7,033,174              $ 7,263,137          $ 10,613,606      $ 6,339,004
 6/30/00        $ 7,133,045              $ 7,457,063          $ 10,874,701      $ 6,440,429
 7/31/00        $ 7,065,994              $ 7,381,746          $ 10,705,056      $ 6,423,039
 8/31/00        $ 7,362,059              $ 7,680,707          $ 11,369,840      $ 6,709,507
 9/30/00        $ 7,060,951              $ 7,444,141          $ 10,769,512      $ 6,568,607
10/31/00        $ 7,027,765              $ 7,416,598          $ 10,724,280      $ 6,562,696
11/30/00        $ 6,741,032              $ 7,104,359          $  9,879,207      $ 6,324,470
12/31/00        $ 6,854,955              $ 7,213,056          $  9,927,615      $ 6,481,949
 1/31/01        $ 7,085,282              $ 7,398,431          $ 10,280,045      $ 6,619,366
 2/28/01        $ 6,664,416              $ 7,000,396          $  9,342,505      $ 6,362,535
 3/31/01        $ 6,379,179              $ 6,725,980          $  8,750,190      $ 6,157,025
 4/30/01        $ 6,761,292              $ 7,049,500          $  9,430,080      $ 6,415,620
 5/31/01        $ 6,761,292              $ 7,070,648          $  9,493,262      $ 6,472,719
 6/30/01        $ 6,655,816              $ 6,967,417          $  9,262,575      $ 6,373,686
 7/31/01        $ 6,650,491              $ 6,963,933          $  9,171,802      $ 6,369,225
 8/31/01        $ 6,413,734              $ 6,739,695          $  8,597,647      $ 6,187,702
 9/30/01        $ 6,010,310              $ 6,390,578          $  7,903,817      $ 5,890,074
10/31/01        $ 6,247,116              $ 6,526,698          $  8,054,780      $ 5,988,438
11/30/01        $ 6,433,905              $ 6,794,945          $  8,672,582      $ 6,226,778
12/31/01        $ 6,475,082              $ 6,828,240          $  8,748,901      $ 6,271,610
 1/31/02        $ 6,352,055              $ 6,756,544          $  8,621,167      $ 6,216,420
 2/28/02        $ 6,398,425              $ 6,710,599          $  8,454,778      $ 6,174,149
 3/31/02        $ 6,470,727              $ 6,855,548          $  8,772,678      $ 6,309,362
 4/30/02        $ 6,331,607              $ 6,691,015          $  8,241,053      $ 6,157,938
 5/31/02        $ 6,280,321              $ 6,684,993          $  8,180,070      $ 6,154,859
 6/30/02        $ 5,914,806              $ 6,418,262          $  7,597,649      $ 5,892,046
 7/31/02        $ 5,552,820              $ 6,092,214          $  7,005,032      $ 5,589,784
 8/31/02        $ 5,718,294              $ 6,148,262          $  7,051,265      $ 5,647,359
 9/30/02        $ 5,431,236              $ 5,756,003          $  6,284,793      $ 5,310,212
10/31/02        $ 5,634,364              $ 6,046,681          $  6,837,855      $ 5,531,648
11/30/02        $ 5,811,283              $ 6,275,246          $  7,240,604      $ 5,756,232
12/31/02        $ 5,596,169              $ 6,097,657          $  6,815,581      $ 5,600,814

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/10/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Diversified Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/15/93 are based on the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are lower than the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Diversified Fund, Diversified Benchmark, S&P 500 Index, and Lipper Balanced Funds Index from September 10, 1993 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Diversified Benchmark comprises of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Salomon Smith Barney Broad Investment Grade Bond Index, and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN DYNAMIC SMALL CAP FUND
As of December 31, 2002

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term through investing in small cap growth stocks, fell 22.77% (A shares, without sales charge) during the year ended December 31, 2002. This compares with declines of 15.4% for the S&P 600/BARRA Growth Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. In an exceptionally volatile year, when any disappointing news triggered sharp share price falls, stock selection caused the Fund to trail its S&P 600 BARRA Growth Index benchmark.

The Fund achieved its best performance relative to the benchmark in the health services and systems sector by owning some very strong stocks including Pediatrix Medical Group, VCA-Antech and Odyssey HealthCare. Each of these companies experienced very strong revenue and earnings growth in 2002. The Financial sector was also strong. The Fund held small regional banks such as East West Bancorp, FNB Corp, Texas Regional Bancshares and UCBH Holdings. These banks all achieved growth through expanding loan demand, rather than growing earnings simply from net interest margin expansion.

Stock selection was poor, however, in the application software and consumer cyclical sectors. In application software, the software solutions providers Advent Software and Retek Inc. were hit by the unwillingness of their capital market and retail customers, respectively, to make capital investments at a time of uncertainty. Retek suffered such large declines in revenue that it embarked on a restructuring to reduce costs.

In the consumer cyclical section the Fund was underweight in the recreational companies that tended to perform well. It also held apparel manufacturer Tropical Sportswear, which announced disappointing third quarter earnings.

Q. HOW WAS THE FUND MANAGED?
A. Reflecting our cautiously optimistic view of markets, we increased the exposure to areas such as software and biotechnology late in the year.

Q. WHAT IS THE OUTLOOK?
A. Following the difficult market conditions of the past three years, small cap equities are now more appropriately valued and we expect positive returns in 2003. Additionally, we believe that a combination of lower valuations and higher estimated earnings per share growth will lead to small cap equities outperforming large caps.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               26.40%
Technology                              18.20%
Health Services & Systems               16.50%
Industrial Products & Services          15.20%
Finance & Insurance                      9.60%
Energy                                   6.40%
Pharmaceuticals                          4.80%
Short-Term Investments                   1.60%
Utilities                                0.80%
REITs                                    0.50%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. TEXAS REGIONAL BANCSHARES            (2.2%)

 2. ALLIANT TECHSYSTEMS, INC.            (1.9%)

 3. P.F. CHANG'S CHINA BISTRO, INC.      (1.9%)

 4. HEARTLAND EXPRESS, INC.              (1.7%)

 5. ODYSSEY HEALTHCARE, INC.             (1.6%)

 6. GENTEX CORP.                         (1.6%)

 7. FAIR, ISAAC & CO., INC.              (1.5%)

 8. PATTERSON DENTAL CO.                 (1.5%)

 9. VARIAN MEDICAL SYSTEMS, INC.         (1.5%)

10. SCIOS, INC.                          (1.5%)

TOP 10 EQUITY HOLDINGS COMPRISED 16.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($25,957 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 107 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS     (5/19/97)
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (22.77%)     (9.67%)     1.71%        6.90%
  With Sales Charge*            (27.22%)    (11.43%)     0.50%        5.78%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (23.28%)    (10.25%)     1.01%        6.18%
  With CDSC**                   (27.12%)    (11.00%)     0.68%        6.05%
----------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (23.26%)    (10.26%)     1.00%        6.17%
  With CDSC***                  (24.03%)    (10.26%)     1.00%        6.17%
----------------------------------------------------------------------------
Select Shares                   (22.47%)     (9.27%)     1.99%        7.16%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 12/31/02)

               JPMORGAN DYNAMIC SMALL     S&P SMALLCAP 600/BARRA    LIPPER SMALL-CAP GROWTH
             CAP FUND (CLASS A SHARES)         GROWTH INDEX               FUNDS INDEX
 5/19/97              $    9,425                $    10,000                $   10,000
 5/31/97              $    9,925                $    10,000                $   10,000
 6/30/97              $   10,962                $    10,357                $   10,535
 7/31/97              $   12,083                $    10,977                $   11,169
 8/31/97              $   12,497                $    11,317                $   11,347
 9/30/97              $   13,384                $    12,036                $   12,302
10/31/97              $   13,054                $    11,373                $   11,674
11/30/97              $   12,545                $    11,158                $   11,410
12/31/97              $   12,602                $    11,290                $   11,258
 1/31/98              $   12,442                $    11,084                $   11,091
 2/28/98              $   13,676                $    12,178                $   11,988
 3/31/98              $   14,778                $    12,501                $   12,529
 4/30/98              $   14,938                $    12,566                $   12,621
 5/31/98              $   13,892                $    11,781                $   11,727
 6/30/98              $   14,353                $    11,857                $   12,071
 7/31/98              $   13,468                $    11,133                $   11,163
 8/31/98              $   10,490                $     8,848                $    8,725
 9/30/98              $   11,630                $     9,464                $    9,192
10/31/98              $   12,055                $     9,930                $    9,554
11/30/98              $   12,950                $    10,622                $   10,331
12/31/98              $   14,299                $    11,547                $   11,366
 1/31/99              $   14,148                $    11,390                $   11,641
 2/28/99              $   12,905                $    10,270                $   10,521
 3/31/99              $   13,216                $    10,566                $   10,997
 4/30/99              $   13,706                $    11,050                $   11,426
 5/31/99              $   13,640                $    11,147                $   11,488
 6/30/99              $   15,082                $    11,740                $   12,564
 7/31/99              $   15,102                $    11,712                $   12,520
 8/31/99              $   14,828                $    11,175                $   12,345
 9/30/99              $   15,008                $    11,440                $   12,793
10/31/99              $   15,065                $    11,612                $   13,538
11/30/99              $   16,366                $    12,282                $   15,247
12/31/99              $   18,610                $    13,808                $   18,321
 1/31/00              $   18,327                $    13,617                $   18,130
 2/29/00              $   22,673                $    16,458                $   23,442
 3/31/00              $   22,144                $    14,957                $   21,602
 4/30/00              $   22,249                $    14,387                $   18,932
 5/31/00              $   20,411                $    13,771                $   17,383
 6/30/00              $   23,276                $    15,023                $   20,445
 7/31/00              $   21,919                $    13,995                $   19,114
 8/31/00              $   25,021                $    15,682                $   21,169
 9/30/00              $   23,757                $    14,848                $   20,121
10/31/00              $   23,135                $    14,963                $   18,612
11/30/00              $   19,637                $    12,719                $   15,442
12/31/00              $   20,735                $    13,888                $   16,807
 1/31/01              $   20,679                $    13,899                $   17,320
 2/28/01              $   18,148                $    12,719                $   15,103
 3/31/01              $   16,418                $    12,061                $   13,636
 4/30/01              $   17,751                $    13,231                $   15,109
 5/31/01              $   18,350                $    13,382                $   15,519
 6/30/01              $   18,689                $    13,812                $   15,910
 7/31/01              $   18,136                $    13,477                $   15,023
 8/31/01              $   17,311                $    13,076                $   14,134
 9/30/01              $   15,242                $    11,416                $   11,928
10/31/01              $   16,056                $    12,111                $   12,802
11/30/01              $   16,778                $    12,910                $   13,794
12/31/01              $   17,762                $    13,722                $   14,630
 1/31/02              $   17,479                $    13,703                $   14,188
 2/28/02              $   17,186                $    13,279                $   13,330
 3/31/02              $   18,169                $    14,214                $   14,420
 4/30/02              $   18,338                $    14,419                $   14,040
 5/31/02              $   17,604                $    13,761                $   13,477
 6/30/02              $   16,351                $    12,943                $   12,475
 7/31/02              $   14,328                $    11,395                $   10,706
 8/31/02              $   14,294                $    11,623                $   10,690
 9/30/02              $   13,423                $    11,048                $   10,042
10/31/02              $   13,955                $    11,528                $   10,471
11/30/02              $   14,452                $    12,107                $   11,349
12/31/02              $   13,717                $    11,615                $   10,591

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN EQUITY GROWTH FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Equity Growth Fund, which seeks to provide capital appreciation, with the production of current income a secondary objective, fell 28.03% (Select shares) during the year ended December 31, 2002. This compares to a fall of 27.89% from the Russell 1000 Growth Index, the Fund's benchmark. During the reporting period, the Fund's benchmark was changed from the S&P 500/BARRA Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Due to individual stock selection, the Fund slightly underperformed its benchmark in 2002. The Fund's underperformance can be attributed to its overweight in Tyco International, Home Depot and Electronic Data Systems (EDS), which were held for all or part of the year.

Tyco's stock price started its downward spiral in January when its management team presented plans to "break-apart" the company in an attempt to unlock shareholder value. A few of the subsequent issues included the company experiencing a credit squeeze, the resignation of the CEO, the announcement of hundreds of undisclosed acquisitions and the launch of another accounting investigation by the SEC. Home Depot fell on disappointing comparable store sales, along with concerns that management had implemented too many changes, too soon. We believe this, in turn, hurt its corporate culture. EDS suffered from questions surrounding its off balance sheet financing, a difficult contract with the Navy, a suspicious two-way agreement with WorldCom, a difficult operating environment and other concerns.

Q: HOW WAS THE FUND MANAGED?
A: The Fund's investment strategy during 2002 was essentially to balance growth and earnings stability by overweighting mega-cap technology and consumer staple companies. We were skeptical about the much-hyped rollout of 3G wireless platforms given the lack of a "killer application". In the technology sector, we elected to overweight the mega-caps, while eliminating our holdings in EMC, EDS and Sun Microsystems, reducing our position in IBM and establishing or increasing our holdings in Applied Materials, Oracle and Nokia. In the consumer staples sector, we decided to overweight those companies that had stable earnings and which stood to benefit in the near future from one or more catalysts. This served both to counterbalance our overweight in the technology sector and to provide the Fund with more predictable earnings.

Q: WHAT IS THE OUTLOOK?
A: As we enter 2003, we are cautiously optimistic on the prospect for growth companies, many of which have suffered during the three consecutive years of negative stock market performance that lay behind us. Our optimism comes from interest rates at 40-year lows, a low level of "core" inflation, reasonable wage growth and a newly proposed fiscal stimulus program that should unleash

                                   (UNAUDITED)
considerable liquidity as the year progresses. We are also heartened by the mostly successful efforts of many corporations to strengthen their balance sheets, cut costs and reduce long held inventories. On the minus side, we continue to focus on equity valuation levels and the corporate outlook for 2003 revenue and earnings growth. We are also keeping very close tabs on the geopolitical environment, as negative developments in the international war on terrorism could delay a full economic recovery.

Going into 2003, the portfolio continues to maintain an overweight to mega cap technology companies and those in the consumer staple area that should benefit over the near term from one or more catalysts. Beyond these, we have chosen to overweight the pharmaceutical and biotechnology sectors, while underweighting the industrial cyclical, retail and consumer cyclical sectors

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              27.20%
Pharmaceuticals                         25.70%
Consumer Goods & Services               25.30%
Finance & Insurance                     12.00%
Industrial Products & Services           5.00%
Health Services & Systems                2.40%
Energy                                   1.40%
Telecommunications                       1.00%
Short-Term Investments                   0.00%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.                       (7.3%)

 2. PFIZER, INC.                          (6.2%)

 3. GENERAL ELECTRIC CO.                  (5.0%)

 4. WAL-MART STORES, INC.                 (4.8%)

 5. INTEL CORP.                           (4.3%)

 6. JOHNSON & JOHNSON                     (4.0%)

 7. ABBOTT LABORATORIES                   (2.9%)

 8. INTERNATIONAL BUSINESS MACHINES CORP. (2.9%)

 9. AMGEN, INC.                           (2.8%)

10. ELI LILLY & CO.                       (2.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 43.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($28,847 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 50 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (28.24%)    (23.81%)    (3.86%)        5.67%
  With Sales Charge*            (32.36%)    (25.30%)    (4.99%)        5.04%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (28.72%)    (24.13%)    (4.10%)        5.53%
  With CDSC**                   (32.29%)    (24.71%)    (4.38%)        5.53%
----------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (28.70%)    (24.15%)    (4.12%)        5.52%
  With CDSC***                  (29.41%)    (24.15%)    (4.12%)        5.52%
----------------------------------------------------------------------------
Select Shares                   (28.03%)    (23.61%)    (3.63%)        5.79%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

            JPMORGAN EQUITY GROWTH          RUSSELL 1000      S&P 500/BARRA           LIPPER LARGE-CAP
             FUND (SELECT SHARES)           GROWTH INDEX       GROWTH INDEX          GROWTH FUNDS INDEX
12/31/92         $   1,000,000              $  1,000,000      $   1,000,000            $   1,000,000
 1/31/93         $   1,003,900              $    988,500      $     989,200            $   1,004,300
 2/28/93         $     982,417              $    972,882      $     981,187            $     986,122
 3/31/93         $   1,007,173              $    991,658      $     995,022            $   1,017,579
 4/30/93         $     969,707              $    951,992      $     949,152            $     986,136
 5/31/93         $   1,001,125              $    985,312      $     982,942            $   1,023,412
 6/30/93         $   1,000,524              $    976,247      $     974,587            $   1,031,600
 7/31/93         $     982,315              $    958,772      $     954,510            $   1,024,585
 8/31/93         $   1,016,991              $    998,082      $     989,350            $   1,067,105
 9/30/93         $   1,011,499              $    990,596      $     974,213            $   1,083,111
10/31/93         $   1,015,949              $  1,018,135      $   1,010,453            $   1,095,459
11/30/93         $     999,389              $  1,011,415      $   1,009,746            $   1,073,331
12/31/93         $   1,024,674              $  1,028,912      $   1,016,814            $   1,106,711
 1/31/94         $   1,049,471              $  1,052,680      $   1,038,574            $   1,146,996
 2/28/94         $   1,037,927              $  1,033,522      $   1,019,984            $   1,128,414
 3/31/94         $     989,975              $    983,602      $     972,860            $   1,073,235
 4/30/94         $     986,114              $    988,225      $     977,238            $   1,078,494
 5/31/94         $     994,890              $  1,003,148      $     993,167            $   1,084,965
 6/30/94         $     978,375              $    973,555      $     972,013            $   1,044,495
 7/31/94         $   1,005,378              $  1,006,850      $   1,003,020            $   1,074,472
 8/31/94         $   1,041,170              $  1,062,932      $   1,056,581            $   1,129,593
 9/30/94         $   1,023,574              $  1,048,370      $   1,041,472            $   1,102,709
10/31/94         $   1,040,668              $  1,073,111      $   1,065,738            $   1,130,938
11/30/94         $   1,008,199              $  1,038,772      $   1,030,782            $   1,089,206
12/31/94         $   1,015,357              $  1,056,223      $   1,048,615            $   1,097,702
 1/31/95         $   1,025,307              $  1,078,721      $   1,074,620            $   1,106,264
 2/28/95         $   1,057,810              $  1,123,919      $   1,116,531            $   1,144,320
 3/31/95         $   1,085,842              $  1,156,737      $   1,151,590            $   1,176,818
 4/30/95         $   1,098,003              $  1,182,070      $   1,181,531            $   1,208,945
 5/31/95         $   1,125,014              $  1,223,324      $   1,223,830            $   1,248,962
 6/30/95         $   1,176,765              $  1,270,544      $   1,270,702            $   1,312,783
 7/31/95         $   1,230,190              $  1,323,399      $   1,311,238            $   1,384,199
 8/31/95         $   1,231,297              $  1,324,855      $   1,306,911            $   1,391,950
 9/30/95         $   1,251,121              $  1,385,931      $   1,371,472            $   1,443,592
10/31/95         $   1,243,989              $  1,386,901      $   1,382,444            $   1,435,363
11/30/95         $   1,274,218              $  1,440,851      $   1,432,212            $   1,480,577
12/31/95         $   1,277,531              $  1,449,064      $   1,448,396            $   1,481,169
 1/31/96         $   1,313,302              $  1,497,608      $   1,503,725            $   1,524,716
 2/29/96         $   1,341,407              $  1,525,014      $   1,517,408            $   1,559,022
 3/31/96         $   1,347,443              $  1,526,997      $   1,511,035            $   1,559,801
 4/30/96         $   1,390,966              $  1,567,157      $   1,540,501            $   1,596,925
 5/31/96         $   1,428,939              $  1,621,850      $   1,597,191            $   1,644,034
 6/30/96         $   1,407,505              $  1,624,121      $   1,617,156            $   1,629,238
 7/31/96         $   1,321,647              $  1,528,947      $   1,542,605            $   1,542,074
 8/31/96         $   1,361,296              $  1,568,394      $   1,565,435            $   1,588,336
 9/30/96         $   1,435,079              $  1,682,573      $   1,674,077            $   1,698,884
10/31/96         $   1,458,758              $  1,692,669      $   1,710,404            $   1,720,120
11/30/96         $   1,556,786              $  1,819,788      $   1,838,171            $   1,831,412
12/31/96         $   1,539,661              $  1,784,120      $   1,795,710            $   1,785,993
 1/31/97         $   1,677,307              $  1,909,187      $   1,936,314            $   1,899,225
 2/28/97         $   1,682,842              $  1,896,205      $   1,952,579            $   1,871,876
 3/31/97         $   1,590,286              $  1,793,620      $   1,859,831            $   1,776,036
 4/30/97         $   1,720,212              $  1,912,716      $   2,009,920            $   1,873,540
 5/31/97         $   1,830,822              $  2,050,815      $   2,129,108            $   2,000,753
 6/30/97         $   1,910,646              $  2,132,847      $   2,237,054            $   2,084,585
 7/31/97         $   2,079,165              $  2,321,391      $   2,414,228            $   2,283,871
 8/31/97         $   1,944,227              $  2,185,589      $   2,253,682            $   2,159,400
 9/30/97         $   2,068,657              $  2,293,120      $   2,368,620            $   2,278,599
10/31/97         $   1,992,117              $  2,208,275      $   2,297,324            $   2,199,532
11/30/97         $   2,080,766              $  2,302,127      $   2,422,069            $   2,248,362
12/31/97         $   2,112,186              $  2,327,910      $   2,451,861            $   2,278,939
 1/31/98         $   2,161,189              $  2,397,515      $   2,534,243            $   2,319,276
 2/28/98         $   2,296,047              $  2,577,808      $   2,710,373            $   2,496,469
 3/31/98         $   2,384,674              $  2,680,663      $   2,850,499            $   2,612,555
 4/30/98         $   2,425,452              $  2,717,656      $   2,874,443            $   2,656,446
 5/31/98         $   2,397,802              $  2,640,474      $   2,816,667            $   2,596,942
 6/30/98         $   2,582,193              $  2,802,335      $   3,017,496            $   2,745,487
 7/31/98         $   2,567,991              $  2,783,840      $   3,015,685            $   2,744,114
 8/31/98         $   2,192,807              $  2,365,986      $   2,623,344            $   2,296,000
 9/30/98         $   2,343,892              $  2,547,693      $   2,798,846            $   2,462,919
10/31/98         $   2,525,075              $  2,752,528      $   3,033,669            $   2,621,778
11/30/98         $   2,707,385              $  2,961,995      $   3,239,049            $   2,801,894
12/31/98         $   2,985,975              $  3,229,167      $   3,485,540            $   3,110,102
 1/31/99         $   3,222,763              $  3,418,719      $   3,698,507            $   3,311,948
 2/28/99         $   3,079,028              $  3,262,484      $   3,553,525            $   3,175,827
 3/31/99         $   3,240,984              $  3,434,417      $   3,725,516            $   3,356,213
 4/30/99         $   3,147,320              $  3,438,882      $   3,718,438            $   3,367,625
 5/31/99         $   3,085,633              $  3,333,308      $   3,610,231            $   3,256,156
 6/30/99         $   3,339,271              $  3,566,639      $   3,868,724            $   3,482,459
 7/31/99         $   3,250,781              $  3,453,220      $   3,746,472            $   3,373,110
 8/31/99         $   3,259,233              $  3,509,508      $   3,798,548            $   3,373,785
 9/30/99         $   3,217,515              $  3,435,808      $   3,733,973            $   3,339,709
10/31/99         $   3,455,932              $  3,695,212      $   3,992,363            $   3,595,865
11/30/99         $   3,603,155              $  3,894,384      $   4,163,237            $   3,773,501
12/31/99         $   3,936,447              $  4,299,399      $   4,471,316            $   4,192,737
 1/31/00         $   3,777,021              $  4,097,758      $   4,173,526            $   4,024,608
 2/29/00         $   3,993,822              $  4,298,138      $   4,261,170            $   4,236,302
 3/31/00         $   4,211,885              $  4,605,885      $   4,655,329            $   4,533,691
 4/30/00         $   4,022,771              $  4,386,645      $   4,424,890            $   4,182,783
 5/31/00         $   3,673,594              $  4,165,558      $   4,244,354            $   3,941,855
 6/30/00         $   4,011,933              $  4,481,307      $   4,586,874            $   4,202,411
 7/31/00         $   3,893,581              $  4,294,436      $   4,382,758            $   4,117,102
 8/31/00         $   4,173,918              $  4,683,083      $   4,636,520            $   4,473,232
 9/30/00         $   3,658,022              $  4,240,063      $   4,183,995            $   4,131,924
10/31/00         $   3,471,829              $  4,039,508      $   4,075,211            $   3,913,345
11/30/00         $   3,070,138              $  3,444,085      $   3,642,016            $   3,388,174
12/31/00         $   3,005,972              $  3,335,252      $   3,484,317            $   3,367,168
 1/31/01         $   3,156,271              $  3,565,718      $   3,583,620            $   3,465,152
 2/28/01         $   2,708,396              $  2,960,259      $   3,162,545            $   2,928,747
 3/31/01         $   2,450,015              $  2,638,183      $   2,877,600            $   2,624,450
 4/30/01         $   2,732,747              $  2,971,913      $   3,134,857            $   2,906,316
 5/31/01         $   2,696,675              $  2,928,226      $   3,142,381            $   2,884,228
 6/30/01         $   2,660,539              $  2,860,291      $   3,099,644            $   2,801,162
 7/31/01         $   2,613,181              $  2,788,783      $   3,091,585            $   2,700,881
 8/31/01         $   2,421,374              $  2,560,661      $   2,883,831            $   2,495,614
 9/30/01         $   2,172,457              $  2,305,107      $   2,690,326            $   2,244,555
10/31/01         $   2,286,728              $  2,426,125      $   2,789,330            $   2,337,704
11/30/01         $   2,435,823              $  2,659,276      $   3,036,464            $   2,551,838
12/31/01         $   2,438,746              $  2,654,223      $   3,041,019            $   2,563,576
 1/31/02         $   2,409,237              $  2,607,243      $   3,036,153            $   2,505,639
 2/28/02         $   2,337,201              $  2,499,043      $   2,946,587            $   2,401,906
 3/31/02         $   2,379,504              $  2,585,510      $   3,016,715            $   2,498,462
 4/30/02         $   2,159,162              $  2,374,532      $   2,800,719            $   2,332,065
 5/31/02         $   2,121,377              $  2,317,068      $   2,746,385            $   2,289,621
 6/30/02         $   1,921,543              $  2,102,740      $   2,526,125            $   2,103,246
 7/31/02         $   1,831,422              $  1,987,089      $   2,404,871            $   1,944,872
 8/31/02         $   1,844,242              $  1,993,050      $   2,420,021            $   1,955,568
 9/30/02         $   1,637,503              $  1,786,371      $   2,169,549            $   1,766,074
10/31/02         $   1,812,388              $  1,950,181      $   2,370,232            $   1,902,061
11/30/02         $   1,905,545              $  2,056,076      $   2,485,189            $   1,980,807
12/31/02         $   1,754,105              $  1,914,001      $   2,323,651            $   1,842,745

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, S&P 500/BARRA Growth Index, and Lipper Large-Cap Growth Funds Index from December 31, 1992 to December 31, 2002. The performance of the fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stock. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN EQUITY INCOME FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, declined 21.06% (Select shares) during the year ended December 31, 2002. This compares with a drop of 15.52% in the Russell 1000 Value Index, the Fund's benchmark. During the reporting period, the Fund's benchmark was changed from the S&P 500 Index.

Q: WHY DID THE FUND PERFORM IN THIS WAY?
A: In a year when there was an almost unending series of accounting and other scandals, the Fund suffered from holding a few of the more notable bombshells. Such was the severity with which these stocks were marked down, that just three of them caused the Fund's underperformance of its benchmark.

Most damaging to performance was a holding in Tyco International. A large position in the company substantially detracted from returns as it faced an avalanche of problems related to accounting, strategy and management. Another substantial loss making position was in Adelphia, the cable company, which entered Chapter 11 bankruptcy during the year after accusations of management fraud and accounting irregularities.

Finally, Cigna Corp. declined after the company made several negative announcements. The most significant announcements were related to a new technology platform that the company is implementing. The time and costs of switching current clients will be greater than expected and several products had been under-priced leading to a financial shortfall.

These losses were offset by a relative gain in information technology, where the Fund gained from being underweight and having solid stock selection. The fund benefited from a strategy of holding companies with high earnings visibility such as Hewlett-Packard, IBM and Texas Instruments.

In the consumer staples sector, performance was led by Anheuser-Busch, which advanced as investors looked for relatively safe havens.

Q: HOW WAS THE FUND MANAGED?
A: The Fund has a conservative investment style and invests only in stocks which have high dividend yields. There is a focus on quality companies with attractive valuations determined by such factors as price to earnings, and cash flow return on investment. Finally, the Fund does not have tight sector constraints, although the manager is sensitive to benchmark weights.

Q: WHAT IS THE OUTLOOK?
A: We are cautiously optimistic about the equity markets in 2003, as equities appear reasonably priced. However, we believe the climate will be challenging in the near term, until a more convincing trend in economic indicators emerges, providing some much needed support for a rally in equity prices.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     26.30%
REITs                                   15.20%
Utilities                               13.80%
Telecommunications                      11.30%
Energy                                  11.20%
Consumer Goods & Services                8.20%
Industrial Products & Services           7.50%
Technology                               3.30%
Pharmaceuticals                          3.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. EXXONMOBIL CORP.                     (4.8%)

 2. VERIZON COMMUNICATIONS, INC.         (3.8%)

 3. CHEVRONTEXACO CORP.                  (2.8%)

 4. BANK OF AMERICA CORP.                (2.5%)

 5. SBC COMMUNICATIONS, INC.             (2.5%)

 6. CITIGROUP, INC.                      (2.5%)

 7. PHILIP MORRIS COMPANIES, INC.        (2.5%)

 8. ALLTEL CORP.                         (2.5%)

 9. CONOCOPHILLIPS                       (2.4%)

10. BELLSOUTH CORP.                      (2.4%)

TOP 10 EQUITY HOLDINGS COMPRISED 28.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($19,244 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 83 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (21.34%)    (13.01%)    (1.32%)        7.69%
  With Sales Charge*            (25.88%)    (14.71%)    (2.49%)        7.05%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (21.74%)    (13.28%)    (1.51%)        7.59%
  With CDSC**                   (25.54%)    (13.91%)    (1.77%)        7.59%
----------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (21.74%)    (13.29%)    (1.51%)        7.59%
  With CDSC***                  (22.50%)    (13.29%)    (1.51%)        7.59%
----------------------------------------------------------------------------
Select Shares                   (21.06%)    (12.73%)    (1.06%)        7.83%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

            JPMORGAN EQUITY INCOME          RUSSELL 1000                                LIPPER EQUITY
             FUND (SELECT SHARES)            VALUE INDEX      S&P 500 INDEX          INCOME FUNDS INDEX
12/31/92         $   1,000,000              $  1,000,000      $   1,000,000            $   1,000,000
 1/31/93         $   1,009,700              $  1,029,000      $   1,008,400            $   1,016,200
 2/28/93         $   1,030,904              $  1,065,221      $   1,022,114            $   1,036,829
 3/31/93         $   1,065,439              $  1,096,645      $   1,043,681            $   1,068,660
 4/30/93         $   1,041,147              $  1,082,608      $   1,018,424            $   1,060,003
 5/31/93         $   1,057,493              $  1,104,368      $   1,045,718            $   1,076,221
 6/30/93         $   1,081,710              $  1,128,775      $   1,048,750            $   1,087,845
 7/31/93         $   1,095,015              $  1,141,417      $   1,044,555            $   1,096,656
 8/31/93         $   1,139,910              $  1,182,622      $   1,084,144            $   1,133,723
 9/30/93         $   1,132,615              $  1,184,514      $   1,075,796            $   1,134,630
10/31/93         $   1,141,676              $  1,183,685      $   1,098,065            $   1,148,586
11/30/93         $   1,099,205              $  1,159,301      $   1,087,633            $   1,128,371
12/31/93         $   1,122,838              $  1,181,328      $   1,100,794            $   1,148,682
 1/31/94         $   1,164,046              $  1,225,982      $   1,138,221            $   1,184,520
 2/28/94         $   1,124,003              $  1,184,054      $   1,107,375            $   1,155,144
 3/31/94         $   1,080,392              $  1,140,007      $   1,059,093            $   1,108,939
 4/30/94         $   1,081,580              $  1,161,895      $   1,072,650            $   1,123,466
 5/31/94         $   1,087,637              $  1,175,257      $   1,090,241            $   1,136,273
 6/30/94         $   1,073,063              $  1,147,051      $   1,063,530            $   1,119,570
 7/31/94         $   1,104,611              $  1,182,724      $   1,098,414            $   1,151,142
 8/31/94         $   1,125,267              $  1,216,668      $   1,143,449            $   1,189,475
 9/30/94         $   1,088,246              $  1,176,275      $   1,115,434            $   1,166,994
10/31/94         $   1,114,364              $  1,192,625      $   1,140,532            $   1,173,296
11/30/94         $   1,066,446              $  1,144,443      $   1,099,016            $   1,129,414
12/31/94         $   1,085,216              $  1,157,604      $   1,115,282            $   1,138,111
 1/31/95         $   1,107,680              $  1,193,258      $   1,144,168            $   1,158,483
 2/28/95         $   1,144,676              $  1,240,392      $   1,188,790            $   1,195,786
 3/31/95         $   1,176,155              $  1,267,556      $   1,223,859            $   1,224,007
 4/30/95         $   1,212,498              $  1,307,611      $   1,259,963            $   1,253,383
 5/31/95         $   1,248,873              $  1,362,662      $   1,310,362            $   1,291,862
 6/30/95         $   1,265,233              $  1,381,058      $   1,340,762            $   1,309,043
 7/31/95         $   1,318,626              $  1,429,118      $   1,385,276            $   1,344,911
 8/31/95         $   1,324,691              $  1,449,269      $   1,388,739            $   1,361,454
 9/30/95         $   1,379,799              $  1,501,732      $   1,447,343            $   1,403,795
10/31/95         $   1,360,343              $  1,486,865      $   1,442,133            $   1,383,861
11/30/95         $   1,410,676              $  1,562,249      $   1,505,443            $   1,442,122
12/31/95         $   1,450,739              $  1,601,462      $   1,534,498            $   1,477,742
 1/31/96         $   1,484,106              $  1,651,427      $   1,586,671            $   1,511,582
 2/29/96         $   1,492,566              $  1,663,978      $   1,601,427            $   1,522,617
 3/31/96         $   1,519,283              $  1,692,266      $   1,616,800            $   1,541,802
 4/30/96         $   1,529,006              $  1,698,696      $   1,640,567            $   1,555,986
 5/31/96         $   1,555,152              $  1,719,930      $   1,682,894            $   1,579,015
 6/30/96         $   1,561,217              $  1,721,306      $   1,689,289            $   1,581,383
 7/31/96         $   1,497,520              $  1,656,241      $   1,614,622            $   1,529,672
 8/31/96         $   1,529,716              $  1,703,609      $   1,648,691            $   1,564,243
 9/30/96         $   1,601,919              $  1,771,413      $   1,741,512            $   1,621,807
10/31/96         $   1,641,326              $  1,839,967      $   1,789,578            $   1,660,082
11/30/96         $   1,739,477              $  1,973,364      $   1,924,870            $   1,754,872
12/31/96         $   1,710,428              $  1,948,105      $   1,886,758            $   1,743,641
 1/31/97         $   1,817,672              $  2,042,588      $   2,004,680            $   1,807,458
 2/28/97         $   1,822,580              $  2,072,614      $   2,020,317            $   1,832,401
 3/31/97         $   1,757,149              $  1,998,000      $   1,937,282            $   1,773,031
 4/30/97         $   1,865,038              $  2,081,916      $   2,052,937            $   1,825,868
 5/31/97         $   1,959,595              $  2,198,295      $   2,177,961            $   1,931,038
 6/30/97         $   2,056,595              $  2,292,602      $   2,275,534            $   2,004,031
 7/31/97         $   2,211,868              $  2,465,006      $   2,456,666            $   2,124,674
 8/31/97         $   2,085,128              $  2,377,252      $   2,319,093            $   2,056,684
 9/30/97         $   2,181,461              $  2,520,838      $   2,446,179            $   2,160,958
10/31/97         $   2,119,071              $  2,450,506      $   2,364,477            $   2,097,642
11/30/97         $   2,200,232              $  2,558,819      $   2,473,952            $   2,167,284
12/31/97         $   2,241,376              $  2,633,536      $   2,516,504            $   2,217,348
 1/31/98         $   2,261,324              $  2,596,140      $   2,544,437            $   2,216,461
 2/28/98         $   2,400,848              $  2,770,860      $   2,727,891            $   2,336,150
 3/31/98         $   2,507,206              $  2,940,437      $   2,867,559            $   2,441,977
 4/30/98         $   2,550,330              $  2,960,138      $   2,896,522            $   2,440,756
 5/31/98         $   2,499,833              $  2,916,328      $   2,846,701            $   2,410,735
 6/30/98         $   2,587,827              $  2,953,657      $   2,962,277            $   2,430,262
 7/31/98         $   2,557,291              $  2,901,672      $   2,930,877            $   2,367,561
 8/31/98         $   2,228,679              $  2,469,903      $   2,507,072            $   2,082,033
 9/30/98         $   2,378,892              $  2,611,676      $   2,667,776            $   2,189,050
10/31/98         $   2,551,599              $  2,814,081      $   2,884,666            $   2,318,423
11/30/98         $   2,702,144              $  2,945,217      $   3,059,477            $   2,416,492
12/31/98         $   2,828,064              $  3,045,354      $   3,235,703            $   2,478,354
 1/31/99         $   2,841,073              $  3,069,717      $   3,370,955            $   2,475,132
 2/28/99         $   2,824,595              $  3,026,434      $   3,266,118            $   2,429,342
 3/31/99         $   2,902,553              $  3,089,081      $   3,396,763            $   2,480,602
 4/30/99         $   3,059,582              $  3,377,602      $   3,528,218            $   2,656,724
 5/31/99         $   2,991,353              $  3,340,448      $   3,444,952            $   2,619,530
 6/30/99         $   3,123,870              $  3,437,321      $   3,636,147            $   2,702,045
 7/31/99         $   3,055,145              $  3,336,607      $   3,522,699            $   2,633,684
 8/31/99         $   3,070,420              $  3,212,819      $   3,505,085            $   2,572,319
 9/30/99         $   2,962,342              $  3,100,371      $   3,409,046            $   2,481,259
10/31/99         $   3,098,609              $  3,278,952      $   3,624,839            $   2,564,877
11/30/99         $   3,119,060              $  3,253,376      $   3,698,423            $   2,550,514
12/31/99         $   3,197,660              $  3,268,992      $   3,916,260            $   2,582,140
 1/31/00         $   3,121,236              $  3,162,423      $   3,719,664            $   2,484,277
 2/29/00         $   3,018,548              $  2,927,455      $   3,649,362            $   2,344,412
 3/31/00         $   3,282,972              $  3,284,605      $   4,006,270            $   2,561,270
 4/30/00         $   3,243,249              $  3,246,503      $   3,885,681            $   2,541,805
 5/31/00         $   3,192,330              $  3,280,591      $   3,806,025            $   2,580,186
 6/30/00         $   3,243,726              $  3,130,668      $   3,899,653            $   2,524,712
 7/31/00         $   3,196,043              $  3,169,802      $   3,838,818            $   2,539,355
 8/31/00         $   3,367,351              $  3,346,043      $   4,077,209            $   2,688,162
 9/30/00         $   3,201,677              $  3,376,826      $   3,861,932            $   2,682,248
10/31/00         $   3,234,655              $  3,459,896      $   3,845,712            $   2,738,575
11/30/00         $   3,050,926              $  3,331,534      $   3,542,670            $   2,642,177
12/31/00         $   3,074,419              $  3,498,444      $   3,560,029            $   2,774,550
 1/31/01         $   3,088,253              $  3,512,088      $   3,686,410            $   2,797,579
 2/28/01         $   2,871,458              $  3,414,452      $   3,350,209            $   2,704,140
 3/31/01         $   2,710,369              $  3,293,922      $   3,137,806            $   2,605,168
 4/30/01         $   2,903,890              $  3,455,324      $   3,381,614            $   2,740,376
 5/31/01         $   2,908,245              $  3,533,069      $   3,404,270            $   2,788,059
 6/30/01         $   2,804,130              $  3,454,635      $   3,321,547            $   2,718,915
 7/31/01         $   2,819,833              $  3,447,380      $   3,288,996            $   2,715,924
 8/31/01         $   2,643,594              $  3,309,140      $   3,083,104            $   2,626,299
 9/30/01         $   2,477,840              $  3,076,176      $   2,834,298            $   2,445,347
10/31/01         $   2,506,088              $  3,049,721      $   2,888,433            $   2,457,818
11/30/01         $   2,667,981              $  3,226,910      $   3,109,976            $   2,584,641
12/31/01         $   2,691,993              $  3,303,065      $   3,137,344            $   2,630,131
 1/31/02         $   2,645,421              $  3,277,632      $   3,091,538            $   2,604,356
 2/28/02         $   2,647,273              $  3,282,876      $   3,031,872            $   2,608,262
 3/31/02         $   2,776,990              $  3,438,156      $   3,145,870            $   2,707,116
 4/30/02         $   2,608,426              $  3,320,227      $   2,955,230            $   2,614,803
 5/31/02         $   2,609,209              $  3,336,828      $   2,933,362            $   2,617,156
 6/30/02         $   2,403,342              $  3,145,294      $   2,724,506            $   2,453,061
 7/31/02         $   2,171,900              $  2,852,782      $   2,511,995            $   2,256,080
 8/31/02         $   2,205,348              $  2,874,463      $   2,528,574            $   2,272,775
 9/30/02         $   1,940,706              $  2,554,823      $   2,253,718            $   2,036,179
10/31/02         $   2,069,569              $  2,744,135      $   2,452,045            $   2,159,571
11/30/02         $   2,161,251              $  2,917,016      $   2,596,471            $   2,283,531
12/31/02         $   2,125,982              $  2,790,417      $   2,444,058            $   2,198,127

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Equity Income Funds Index from December 31, 1992 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN GROWTH AND INCOME FUND
As of December 31, 2002

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, declined 17.81 % (Class A shares, without sales charge) during the year ended December 31, 2002. This compares with a drop of 20.85% for the S&P 500/BARRA Value Index.

Q. WHY DID THE FUND PERFORM THIS WAY?
A. The Fund's relatively defensive approach helped it to outperform its S&P 500/BARRA Value Index benchmark, thus providing a small cushion against losses. Across most sectors, we held the higher quality stocks which helped performance. Additionally, the Fund benefited from its conservative sector selection - most importantly being underweight Information Technology, which was by far the worst performing sector in the benchmark.

Due to the high valuations and generally poor earnings visibility of stocks in the information technology sector, we were underweight in the sector. In particular, the Fund benefited from avoiding stocks such as Altera, Applied Materials, Intel and Motorola.

Another illustration of our defensive stance was the overweight position in the consumer staples sector, which by definition is generally resilient in weak economic conditions. The sector fell by less than the broad market, and our stock selection was also good. Our best performers were Kraft Foods and PepsiCo.

Against these positives, there were a number of disappointments that were almost impossible to avoid. Modest weightings in Tenet Healthcare, Cigna, Tyco International, AOL Time Warner, El Paso, and Sprint PCS hurt performance.

Q. HOW WAS THE FUND MANAGED?
A. We maintained the Fund's defensive stance throughout the year, concentrating on quality companies. While some value is now apparent among cyclical companies, we still prefer the more defensive, high quality companies with strong cash flows. We are gradually becoming more optimistic about economic growth, but do not believe that cyclical companies will enjoy the degree of earnings leverage experienced in previous recoveries because they will have little pricing power.

Q. WHAT IS THE OUTLOOK?
A. We are cautiously optimistic about the equity markets in 2003, as equities appear reasonably priced. If and when evidence emerges that the economy is responding convincingly to the current benign monetary and fiscal environment, we believe expectations regarding corporate profits will finally begin to rise from their depressed levels, providing some much needed support for a rally in equity prices.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     35.30%
Consumer Goods & Services               18.20%
Energy                                  13.20%
Telecommunications                      11.40%
Industrial Products & Services           7.70%
Technology                               6.00%
Utilities                                3.80%
Pharmaceuticals                          2.00%
Short-Term Investments                   1.00%
Health Services & Systems                0.80%
REITs                                    0.60%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. EXXONMOBIL CORP.                     (5.9%)

 2. CITIGROUP, INC.                      (5.3%)

 3. AMERICAN INTERNATIONAL GROUP, INC.   (3.8%)

 4. VERIZON COMMUNICATIONS, INC.         (3.7%)

 5. CHEVRONTEXACO CORP.                  (3.0%)

 6. PHILIP MORRIS COMPANIES, INC.        (2.5%)

 7. GOLDEN WEST FINANCIAL CORP.          (2.4%)

 8. SBC COMMUNICATIONS, INC.             (2.1%)

 9. ALLTEL CORP.                         (1.7%)

10. U.S BANCORP                          (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 32.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($340,243 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 93 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (17.81%)    (10.60%)    (2.49%)        6.61%
  With Sales Charge*            (22.53%)    (12.34%)    (3.64%)        5.98%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (18.21%)    (11.05%)    (2.99%)        6.18%
  With CDSC**                   (22.25%)    (11.80%)    (3.24%)        6.18%
----------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (18.21%)    (11.04%)    (3.31%)        5.94%
  With CDSC***                  (19.02%)    (11.04%)    (3.31%)        5.94%
----------------------------------------------------------------------------
Select Shares                   (17.47%)     (9.79%)    (1.82%)        7.07%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

               JPMORGAN GROWTH &            S&P 500/BARRA                LIPPER LARGE-CAP
                 INCOME FUND                 VALUE INDEX                 VALUE FUNDS INDEX
12/31/92         $       9,425               $   10,000                    $     10,000
 1/31/93         $       9,581               $   10,276                    $     10,115
 2/28/93         $       9,707               $   10,631                    $     10,214
 3/31/93         $       9,962               $   10,924                    $     10,511
 4/30/93         $       9,914               $   10,880                    $     10,316
 5/31/93         $      10,239               $   11,084                    $     10,594
 6/30/93         $      10,292               $   11,230                    $     10,642
 7/31/93         $      10,217               $   11,369                    $     10,610
 8/31/93         $      10,524               $   11,815                    $     11,039
 9/30/93         $      10,558               $   11,810                    $     11,079
10/31/93         $      10,623               $   11,874                    $     11,269
11/30/93         $      10,466               $   11,661                    $     11,090
12/31/93         $      10,650               $   11,860                    $     11,326
 1/31/94         $      10,977               $   12,412                    $     11,695
 2/28/94         $      10,780               $   11,963                    $     11,415
 3/31/94         $      10,366               $   11,471                    $     10,941
 4/30/94         $      10,345               $   11,713                    $     11,077
 5/31/94         $      10,422               $   11,908                    $     11,236
 6/30/94         $      10,223               $   11,578                    $     10,965
 7/31/94         $      10,415               $   11,969                    $     11,286
 8/31/94         $      10,757               $   12,308                    $     11,743
 9/31/94         $      10,535               $   11,875                    $     11,436
10/31/94         $      10,640               $   12,134                    $     11,624
11/30/94         $      10,260               $   11,642                    $     11,219
12/31/94         $      10,287               $   11,785                    $     11,346
 1/31/95         $      10,378               $   12,105                    $     11,550
 2/28/95         $      10,793               $   12,575                    $     11,980
 3/31/95         $      11,094               $   12,922                    $     12,260
 4/30/95         $      11,268               $   13,347                    $     12,617
 5/31/95         $      11,649               $   13,941                    $     13,085
 6/30/95         $      11,946               $   14,047                    $     13,369
 7/31/95         $      12,477               $   14,531                    $     13,791
 8/31/95         $      12,552               $   14,655                    $     13,876
 9/30/95         $      12,777               $   15,165                    $     14,374
10/31/95         $      12,533               $   14,928                    $     14,259
11/30/95         $      13,020               $   15,710                    $     14,876
12/31/95         $      13,122               $   16,145                    $     15,117
 1/31/96         $      13,588               $   16,628                    $     15,583
 2/28/96         $      13,713               $   16,785                    $     15,757
 3/31/96         $      13,969               $   17,177                    $     15,927
 4/30/96         $      14,166               $   17,353                    $     16,144
 5/31/96         $      14,352               $   17,615                    $     16,443
 6/30/96         $      14,303               $   17,530                    $     16,453
 7/31/96         $      13,655               $   16,790                    $     15,808
 8/31/96         $      14,132               $   17,254                    $     16,219
 9/30/96         $      14,775               $   17,992                    $     17,013
10/31/96         $      14,989               $   18,602                    $     17,372
11/30/96         $      15,956               $   20,025                    $     18,616
12/31/96         $      15,664               $   19,697                    $     18,301
 1/31/97         $      16,524               $   20,605                    $     19,226
 2/28/97         $      16,515               $   20,755                    $     19,380
 3/31/97         $      15,866               $   20,045                    $     18,639
 4/30/97         $      16,502               $   20,797                    $     19,469
 5/31/97         $      17,460               $   22,101                    $     20,590
 6/30/97         $      18,130               $   22,945                    $     21,449
 7/31/97         $      19,566               $   24,781                    $     23,066
 8/31/97         $      18,858               $   23,661                    $     22,079
 9/30/97         $      19,855               $   25,047                    $     23,209
10/31/97         $      19,311               $   24,125                    $     22,508
11/30/97         $      19,918               $   25,045                    $     23,246
12/31/97         $      20,288               $   25,601                    $     23,511
 1/31/98         $      20,187               $   25,286                    $     23,544
 2/28/98         $      21,616               $   27,182                    $     25,094
 3/31/98         $      22,612               $   28,560                    $     26,208
 4/30/98         $      22,768               $   28,897                    $     26,475
 5/31/98         $      22,185               $   28,490                    $     26,025
 6/30/98         $      22,607               $   28,706                    $     26,512
 7/31/98         $      21,906               $   28,084                    $     26,053
 8/31/98         $      18,557               $   23,568                    $     22,497
 9/30/98         $      19,848               $   25,001                    $     23,579
10/31/98         $      21,067               $   26,958                    $     25,468
11/30/98         $      21,665               $   28,363                    $     26,766
12/31/98         $      23,149               $   29,358                    $     27,800
 1/31/99         $      23,360               $   29,951                    $     28,261
 2/28/99         $      22,384               $   29,307                    $     27,614
 3/31/99         $      23,140               $   30,195                    $     28,453
 4/30/99         $      24,471               $   32,798                    $     30,129
 5/31/99         $      24,243               $   32,218                    $     29,614
 6/30/99         $      25,048               $   33,455                    $     30,920
 7/31/99         $      24,124               $   32,424                    $     30,042
 8/31/99         $      23,451               $   31,604                    $     29,495
 9/30/99         $      22,630               $   30,368                    $     28,404
10/31/99         $      23,768               $   32,084                    $     29,773
11/30/99         $      23,920               $   31,895                    $     29,877
12/31/99         $      25,023               $   33,094                    $     30,797
 1/31/00         $      24,425               $   32,042                    $     29,495
 2/28/00         $      23,572               $   30,039                    $     28,253
 3/31/00         $      25,859               $   33,172                    $     30,841
 4/30/00         $      25,528               $   32,950                    $     30,498
 5/31/00         $      24,977               $   33,052                    $     30,520
 6/30/00         $      24,634               $   31,746                    $     30,184
 7/31/00         $      25,080               $   32,381                    $     30,048
 8/31/00         $      26,585               $   34,551                    $     31,788
 9/30/00         $      25,774               $   34,544                    $     31,286
10/31/00         $      25,875               $   35,190                    $     31,536
11/30/00         $      24,426               $   33,388                    $     30,183
12/31/00         $      25,139               $   35,108                    $     31,400
 1/31/01         $      25,116               $   36,589                    $     31,660
 2/28/01         $      23,730               $   34,163                    $     30,134
 3/31/01         $      22,589               $   32,814                    $     28,962
 4/30/01         $      24,256               $   35,039                    $     30,604
 5/31/01         $      24,518               $   35,407                    $     31,097
 6/30/01         $      23,564               $   34,260                    $     30,251
 7/31/01         $      23,392               $   33,667                    $     28,167
 8/31/01         $      21,911               $   31,721                    $     26,848
 9/30/01         $      20,193               $   28,707                    $     24,754
10/31/01         $      20,314               $   28,707                    $     24,915
11/30/01         $      21,452               $   30,530                    $     26,512
12/31/01         $      21,755               $   30,994                    $     26,913
 1/31/02         $      21,528               $   30,145                    $     26,415
 2/28/02         $      21,468               $   29,877                    $     26,269
 3/31/02         $      22,402               $   31,407                    $     27,428
 4/30/02         $      21,268               $   29,833                    $     26,259
 5/31/02         $      21,473               $   29,952                    $     26,294
 6/30/02         $      20,045               $   28,062                    $     24,461
 7/31/02         $      18,235               $   25,029                    $     22,348
 8/31/02         $      18,388               $   25,202                    $     22,497
 9/30/02         $      16,418               $   22,321                    $     19,897
10/31/02         $      17,896               $   24,176                    $     21,357
11/30/02         $      18,769               $   25,875                    $     22,696
12/31/02         $      17,882               $   24,530                    $     21,616

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from December 31, 1992 to December 31, 2002 The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN MID CAP GROWTH FUND
As of December 31, 2002

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth from a portfolio of mid-cap stocks, declined 29.45% (Class A shares, without sales charge) during the year ended December 31, 2002. This compares with a fall of 27.40% for the Russell Mid Cap Growth Index. During the reporting period, the Fund's benchmark was changed from the S&P 500 Index.

Q. WHY DID THE FUND PERFORM THIS WAY?
A. The Fund trailed its benchmark, the Russell Mid Cap Growth Index, by two percentage points. Throughout the year, there was a retrenchment in earnings growth expectations, which caused a contraction of valuations and therefore stock price declines.

The Fund's underperformance resulted from a number of disappointing stocks in the technology sector, with Enterasys and Wind River Systems detracting most from performance. Low investor tolerance for accounting issues shook Enterasys after it announced that the SEC was launching a confidential, non-public investigation of the company and various affiliates. The share price of Wind River Systems, a leading provider of software and design tools for embedded systems, fell as companies slashed spending on Internet-enabled and telecommunications devices, causing reduced earning expectations at the company.

In the financial services sector, AmeriCredit and Advent Software detracted the most from performance. Shares of Advent declined as its customers in the investment management industry reduced capital spending. Meanwhile, AmeriCredit, which is a sub-prime auto finance company, reported deterioration in credit quality.

By contrast, stock selection was strong within healthcare companies, with Oxford Health Plans advancing after management announced an increase in membership enrollment.

Q. HOW WAS THE FUND MANAGED?
A. On December 3, 2001, a new portfolio manager assumed management of the Fund and the Fund's name was changed from the JPMorgan H&Q IPO and Emerging Company Fund to the JPMorgan Mid Cap Growth Fund. During the year, the Fund's sector exposure was adjusted to reflect that of its new benchmark, the Russell Mid Cap Growth Index. Additionally, the Fund also changed certain investment policies.

Q. WHAT'S AHEAD?
A. With the near term U.S. economic outlook remaining in doubt, equity markets will likely have difficulty building on recent gains until a more visible positive trend emerges in the economic data. The current climate of low inflation, low interest rates and accommodative monetary policy - along with the possibility of additional fiscal stimulus - points to a very benign backdrop for the U.S. economy. If and when evidence emerges that the economy is responding convincingly to this environment, we would anticipate rising expectations regarding corporate profits providing much needed support for a rally.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              32.30%
Consumer Goods & Services               21.50%
Health Services & Systems               21.40%
Pharmaceuticals                          9.60%
Finance & Insurance                      7.40%
Energy                                   5.30%
Short-Term Investments                   1.30%
Industrial Products & Services           1.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. OMNICARE, INC.                      (2.4%)

 2. AMERISOURCEBERGEN CORP.             (2.4%)

 3. TRIAD HOSPITALS, INC.               (2.1%)

 4. MOODY'S CORP.                       (2.1%)

 5. OXFORD HEALTH PLANS, INC.           (2.0%)

 6. CBRL GROUP, INC.                    (1.9%)

 7. PRIORITY HEALTHCARE CORP., CLASS B  (1.9%)

 8. TJX COMPANIES, INC.                 (1.9%)

 9. STRYKER CORP.                       (1.8%)

10. BED BATH & BEYOND, INC.             (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 20.2% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($11,312 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 89 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                           SINCE
                                                         INCEPTION
                                 1 YEAR     3 YEARS      (10/29/99)
-------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (29.45%)    (36.39%)       (27.19%)
  With Sales Charge*            (33.52%)    (37.64%)       (28.54%)
-------------------------------------------------------------------
Class B Shares
  Without CDSC                  (30.06%)    (36.86%)       (27.72%)
  With CDSC**                   (33.56%)    (37.48%)       (28.40%)
-------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/02)

            JPMORGAN MID CAP GROWTH        RUSSELL MIDCAP                          LIPPER MID-CAP GROWTH
             FUND (CLASS A SHARES)          GROWTH INDEX      S&P 500 INDEX             FUNDS INDEX
10/29/99         $       9,425               $   10,000       $      10,000            $      10,000
10/31/99         $       9,434               $   10,000       $      10,000            $      10,000
11/30/99         $      11,668               $   11,036       $      10,203            $      11,254
12/31/99         $      13,367               $   12,947       $      10,804            $      13,602
 1/31/00         $      13,631               $   12,945       $      10,262            $      13,368
 2/29/00         $      18,344               $   15,666       $      10,068            $      16,718
 3/31/00         $      15,206               $   15,682       $      11,052            $      15,541
 4/30/00         $      11,284               $   14,159       $      10,720            $      13,491
 5/31/00         $       9,502               $   13,127       $      10,500            $      12,278
 6/30/00         $      12,594               $   14,519       $      10,758            $      14,186
 7/31/00         $      11,745               $   13,600       $      10,590            $      13,597
 8/31/00         $      12,952               $   15,651       $      11,248            $      15,376
 9/30/00         $      11,793               $   14,886       $      10,654            $      14,636
10/31/00         $       9,493               $   13,868       $      10,609            $      13,452
11/30/00         $       6,430               $   10,854       $       9,773            $      10,639
12/31/00         $       6,802               $   11,426       $       9,821            $      11,406
 1/31/01         $       7,103               $   12,079       $      10,170            $      11,562
 2/28/01         $       5,609               $    9,989       $       9,242            $       9,827
 3/31/01         $       5,098               $    8,560       $       8,656            $       8,785
 4/30/01         $       5,667               $    9,987       $       9,329            $       9,942
 5/31/01         $       5,782               $    9,940       $       9,392            $      10,024
 6/30/01         $       5,522               $    9,945       $       9,163            $       9,985
 7/31/01         $       5,117               $    9,274       $       9,073            $       9,460
 8/31/01         $       4,771               $    8,602       $       8,505            $       8,826
 9/30/01         $       4,115               $    7,180       $       7,819            $       7,553
10/31/01         $       4,385               $    7,935       $       7,968            $       7,974
11/30/01         $       4,693               $    8,789       $       8,580            $       8,629
12/31/01         $       4,876               $    9,123       $       8,655            $       9,003
 1/31/02         $       4,732               $    8,827       $       8,529            $       8,659
 2/28/02         $       4,395               $    8,326       $       8,364            $       8,229
 3/31/02         $       4,703               $    8,962       $       8,679            $       8,747
 4/30/02         $       4,530               $    8,487       $       8,153            $       8,457
 5/31/02         $       4,366               $    8,235       $       8,092            $       8,174
 6/30/02         $       3,961               $    7,325       $       7,516            $       7,440
 7/31/02         $       3,575               $    6,613       $       6,930            $       6,638
 8/31/02         $       3,498               $    6,590       $       6,976            $       6,559
 9/30/02         $       3,267               $    6,066       $       6,217            $       6,152
10/31/02         $       3,469               $    6,536       $       6,765            $       6,462
11/30/02         $       3,633               $    7,048       $       7,163            $       6,846
12/31/02         $       3,441               $    6,623       $       6,743            $       6,441

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, S&P 500 Index and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN MID CAP VALUE FUND
As of December 31, 2002

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation through investing in mid cap value stocks, rose 3.23% (Institutional Shares) during the year ended December 31, 2002. This compares with a decline of 9.65% for the Russell Mid Cap Value Index. During the reporting period, the Fund's benchmark was changed from the S&P MidCap 400/BARRA Value Index.

Q. WHY DID THE FUND PERFORM IN THIS WAY?
A. The Fund not only significantly outperformed its Russell MidCap Value Index benchmark during 2002, but also provided a positive absolute return in a year when most U.S. equity Funds declined. Broadly speaking, the fund's positive return was a result of avoiding the lower quality stocks in its universe.

Stock selection was strongest in the consumer discretionary sector, where your manager added substantial value against the benchmark. There was also significant stock outperformance in financials. Industrials were one of the few sectors where stock selection detracted from relative performance.

Within the consumer discretionary sector, the two best-performing names were the diversified media companies, Washington Post and EW Scripps. The shares of both companies rose as they reported strong results in what was a difficult environment for advertising revenues. They also benefited from tight cost control.

In financials, there was strong performance from SLM Corporation and Golden West Financial. SLM Corporation, which provides funding for higher education loans, held up well during the year as the company continued to grow its business. Investors view the stock as a safe haven because the government currently guarantees 93% of its managed student loans. Golden West Financial, a savings and loan holding company, was a star performer in the sector as it continued to generate consistent earnings growth.

On the downside, the primary detractors in the industrial sector were CSG Systems and Flowserve.

Q. HOW WAS THE FUND MANAGED?
A. During the past year, the Fund has become less defensively positioned as your manager has become more optimistic about equity market valuations, and the medium-term prospects for economic growth. As a result, we have begun to acquire some reasonably valued cyclical stocks.

Q. WHAT IS THE OUTLOOK?
A. Equity markets will likely have difficulty building on recent gains until a more visible positive trend emerges in the economic data. Current monetary, inflationary and fiscal conditions point to a very benign economic backdrop. If and when evidence emerges that the economy is improving, rising corporate profit expectations may provide much-needed support for equity prices.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               21.90%
Finance & Insurance                     19.40%
Short-Term Investments                  14.60%
Industrial Products & Services          11.00%
Energy                                   7.70%
Telecommunications                       6.10%
Utilities                                5.70%
Technology                               5.40%
REITs                                    4.20%
Health Services & Systems                4.00%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CLAYTON HOMES, INC.                  (2.4%)

 2. DELUXE CORP.                         (2.3%)

 3. OUTBACK STEAKHOUSE, INC.             (2.2%)

 4. DEVON ENERGY CORP.                   (2.2%)

 5. KINDER MORGAN                        (2.2%)

 6. GOLDEN WEST FINANCIAL CORP.          (2.2%)

 7. WILMINGTON TRUST CORP.               (1.9%)

 8. ECHOSTAR COMMUNICATIONS, CLASS A     (1.7%)

 9. GANNETT CO., INC.                    (1.7%)

10. CENTURYTEL, INC.                     (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 20.4% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($25,920 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 88 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS    (11/13/97)
-------------------------------------------------------------------------------
Class A Shares
  Without Sales Charge            2.68%      15.00%     15.71%        16.36%
  With Sales Charge*             (3.22%)     12.77%     14.35%        15.02%
-------------------------------------------------------------------------------
Class B Shares
  Without CDSC                    1.94%      14.55%     15.44%        16.09%
  With CDSC**                    (3.06%)     13.78%     15.21%        15.98%
-------------------------------------------------------------------------------
Class C Shares
  Without CDSC                    1.94%      14.61%     15.48%        16.13%
  With CDSC***                    0.94%      14.61%     15.48%        16.13%
-------------------------------------------------------------------------------
Institutional Shares              3.23%      15.35%     15.92%        16.57%
-------------------------------------------------------------------------------
Select Shares                     2.90%      15.22%     15.84%        16.49%
-------------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/02)

             JPMORGAN MID CAP VALUE        RUSSELL MIDCAP      S&P MIDCAP 400/BARRA      LIPPER MID-CAP VALUE
           FUND (INSTITUTIONAL SHARES)       VALUE INDEX           VALUE INDEX                FUNDS INDEX
11/13/97         $   3,000,000              $   3,000,000         $   3,000,000              $   3,584,386
11/30/97         $   3,060,000              $   3,000,000         $   3,000,000              $   3,391,188
12/31/97         $   3,146,904              $   3,114,900         $   3,180,000              $   3,686,560
 1/31/98         $   3,170,820              $   3,054,471         $   3,107,178              $   3,815,590
 2/28/98         $   3,321,117              $   3,258,510         $   3,337,109              $   3,683,570
 3/31/98         $   3,579,832              $   3,426,323         $   3,492,952              $   3,544,331
 4/30/98         $   3,597,732              $   3,407,135         $   3,515,307              $   3,776,840
 5/31/98         $   3,555,638              $   3,327,408         $   3,373,289              $   3,882,213
 6/30/98         $   3,591,906              $   3,338,056         $   3,348,326              $   3,914,048
 7/31/98         $   3,408,359              $   3,168,817         $   3,202,674              $   3,900,348
 8/31/98         $   3,050,482              $   2,723,281         $   2,678,076              $   3,809,860
 9/30/98         $   3,194,769              $   2,882,048         $   2,886,430              $   3,433,065
10/31/98         $   3,423,515              $   3,068,805         $   3,114,170              $   3,499,323
11/30/98         $   3,637,142              $   3,176,520         $   3,186,730              $   3,762,122
12/31/98         $   3,768,807              $   3,273,086         $   3,328,858              $   3,934,804
 1/31/99         $   3,699,084              $   3,196,823         $   3,154,759              $   3,918,671
 2/28/99         $   3,683,917              $   3,126,493         $   3,004,277              $   3,933,170
 3/31/99         $   3,701,969              $   3,171,202         $   3,060,757              $   4,180,173
 4/30/99         $   4,002,198              $   3,471,515         $   3,357,039              $   4,168,887
 5/31/99         $   4,226,722              $   3,486,095         $   3,411,758              $   4,107,604
 6/30/99         $   4,366,203              $   3,525,837         $   3,517,864              $   3,817,197
 7/31/99         $   4,461,387              $   3,437,691         $   3,471,076              $   3,443,111
 8/31/99         $   4,243,225              $   3,318,747         $   3,339,523              $   3,452,752
 9/30/99         $   4,166,423              $   3,150,818         $   3,175,218              $   3,150,982
10/31/99         $   4,316,830              $   3,243,767         $   3,238,722              $   3,257,800
11/30/99         $   4,299,131              $   3,184,406         $   3,303,821              $   3,520,378
12/31/99         $   4,291,393              $   3,269,749         $   3,406,239              $   3,358,441
 1/31/00         $   4,204,707              $   3,074,218         $   3,259,090              $   3,158,997
 2/29/00         $   3,944,015              $   2,945,715         $   3,139,481              $   3,247,133
 3/31/00         $   4,540,350              $   3,302,736         $   3,619,822              $   3,470,536
 4/30/00         $   4,500,849              $   3,315,947         $   3,586,881              $   3,415,701
 5/31/00         $   4,737,594              $   3,372,981         $   3,690,183              $   3,390,766
 6/30/00         $   4,698,272              $   3,247,169         $   3,523,387              $   3,398,904
 7/31/00         $   4,844,388              $   3,323,153         $   3,662,913              $   3,422,697
 8/31/00         $   5,010,066              $   3,526,862         $   3,924,812              $   3,642,434
 9/30/00         $   5,156,360              $   3,560,720         $   3,982,899              $   3,610,745
10/31/00         $   5,377,568              $   3,628,374         $   3,945,061              $   3,584,386
11/30/00         $   5,389,398              $   3,581,205         $   3,950,190              $   3,391,188
12/31/00         $   5,805,999              $   3,897,067         $   4,353,899              $   3,686,560
 1/31/01         $   5,878,574              $   3,883,038         $   4,548,083              $   3,815,590
 2/28/01         $   5,925,602              $   3,866,729         $   4,397,542              $   3,683,570
 3/31/01         $   5,755,538              $   3,759,620         $   4,204,050              $   3,544,331
 4/30/01         $   6,049,070              $   3,966,400         $   4,584,516              $   3,776,840
 5/31/01         $   6,214,815              $   4,079,045         $   4,675,290              $   3,882,213
 6/30/01         $   6,299,958              $   4,024,794         $   4,682,770              $   3,914,048
 7/31/01         $   6,385,007              $   4,008,695         $   4,683,238              $   3,900,348
 8/31/01         $   6,231,767              $   3,935,336         $   4,588,169              $   3,809,860
 9/30/01         $   5,733,849              $   3,559,905         $   4,073,376              $   3,433,065
10/31/01         $   5,737,862              $   3,578,772         $   4,137,328              $   3,499,323
11/30/01         $   6,061,478              $   3,829,286         $   4,388,878              $   3,762,122
12/31/01         $   6,381,524              $   3,988,202         $   4,665,377              $   3,934,804
 1/31/02         $   6,385,991              $   4,028,482         $   4,664,444              $   3,918,671
 2/28/02         $   6,566,714              $   4,093,744         $   4,774,991              $   3,933,170
 3/31/02         $   6,841,860              $   4,302,934         $   5,128,341              $   4,180,173
 4/30/02         $   6,963,645              $   4,299,922         $   5,205,266              $   4,168,887
 5/31/02         $   7,045,119              $   4,293,472         $   5,114,694              $   4,107,604
 6/30/02         $   6,679,478              $   4,101,983         $   4,827,248              $   3,817,197
 7/31/02         $   6,278,709              $   3,700,399         $   4,326,663              $   3,443,111
 8/31/02         $   6,455,141              $   3,743,324         $   4,364,737              $   3,452,752
 9/30/02         $   6,089,134              $   3,365,248         $   3,935,247              $   3,150,982
10/31/02         $   6,459,354              $   3,472,263         $   4,092,657              $   3,257,800
11/30/02         $   6,703,517              $   3,691,016         $   4,355,406              $   3,520,378
12/31/02         $   6,587,575              $   3,603,169         $   4,193,820              $   3,358,441

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN SMALL CAP EQUITY FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term through investing primarily in small cap stocks, fell 17.30% (A Shares, no sales charge) during the year ended December 31, 2002. This compares with declines of 14.63% for the S&P 600 Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: In an exceptionally volatile year, when any disappointing news triggered sharp share price falls, stock selection caused the Fund to trail its benchmark. The Fund achieved its strongest performance in the industrial cyclical, retail and insurance sectors. In industrial cyclical, a small increase in exposure to the more solid growth stocks late in 2002 proved timely. Among the leading sector holdings were Ametek, Iron Mountain, Jacobs Engineering and Waste Connections. All reported strong revenue advances in a period of faltering economic growth.

In retail, two outstanding holdings were Chico's, the women's clothing chain, and Performance Food Group, the food distributor. Both achieved extremely strong growth. Stock selection was also good in Insurance, where your manager focused on brokers such as Brown & Brown and Hilb Rogle & Hamilton.

Much of the Fund's underperformance occurred in the semiconductor sector, where it held component manufacturers such as Microsemi, Semtech and Skyworks Solutions. These businesses were squeezed by a combination of poor end demand and high fixed costs. In consumer cyclicals, Copart, which provides vehicle salvage services to insurance companies, performed poorly after making substantial gains in 2001. Increasing competitive pressures eroded its heady pace of earnings growth, causing its valuation to fall.

Q: HOW WAS THE FUND MANAGED?
A: There were two small allocation shifts late in the year. We have increased our exposure to industrial stocks at the expense of consumer stocks, and reduced the exposure to financials. These shifts are marginal, reflecting our policy of remaining broadly sector neutral.

Q: WHAT IS THE OUTLOOK?
A: Following the difficult market conditions of the past three years, small cap equities are now more appropriately valued and we expect positive returns in 2003. Additionally, we believe that a combination of lower valuations and higher estimated earnings per share growth will lead to small cap equities outperforming large caps.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               25.80%
Industrial Products & Services          19.60%
Technology                              14.50%
Finance & Insurance                     11.40%
Health Services & Systems                9.80%
Energy                                   5.30%
Short-Term Investments                   4.50%
Pharmaceuticals                          4.10%
Utilities                                3.10%
REITs                                    1.50%
Telecommunications                       0.40%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. ALLIANT TECHSYSTEMS, INC.            (1.9%)

 2. COOPER COMPANIES, INC.               (1.6%)

 3. CACI INTERNATIONAL, INC., CLASS A    (1.6%)

 4. EAST-WEST BANCORP., INC.             (1.5%)

 5. SCIOS, INC.                          (1.4%)

 6. PIER 1 IMPORTS, INC.                 (1.4%)

 7. JACOBS ENGINEERING GROUP, INC.       (1.4%)

 8. HENRY SCHEIN, INC.                   (1.4%)

 9. EMCOR GROUP, INC.                    (1.4%)

10. WASTE CONNECTIONS, INC.              (1.3%)

TOP 10 EQUITY HOLDINGS COMPRISED 14.9% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($90,699 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 117 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS    (12/20/94)
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (17.30%)     (3.97%)     0.80%        12.23%
  With Sales Charge*            (22.04%)     (5.85%)    (0.38%)       11.40%
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (17.94%)     (4.74%)     0.04%        11.42%
  With CDSC**                   (22.02%)     (5.54%)    (0.26%)       11.42%
----------------------------------------------------------------------------
Select Shares                   (16.87%)     (3.45%)     1.32%        12.67%
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 12/31/02)

           JPMORGAN SMALL CAP EQUITY        S&P SMALLCAP    LIPPER SMALL-CAP
             FUND (CLASS A SHARES)            600 INDEX     CORE FUNDS INDEX
12/20/94         $       9,425               $   10,000       $      10,000
12/31/94         $       9,791               $   10,000       $      10,000
 1/31/95         $       9,489               $    9,858       $      10,103
 2/28/95         $      10,045               $   10,264       $      10,505
 3/31/95         $      10,838               $   10,471       $      10,728
 4/30/95         $      11,225               $   10,705       $      10,908
 5/31/95         $      11,583               $   10,872       $      11,040
 6/30/95         $      12,449               $   11,469       $      11,479
 7/31/95         $      13,424               $   12,346       $      12,114
 8/31/95         $      13,906               $   12,614       $      12,518
 9/30/95         $      14,322               $   12,936       $      12,732
10/31/95         $      14,256               $   12,297       $      12,281
11/30/95         $      14,653               $   12,739       $      12,648
12/31/95         $      15,081               $   12,950       $      13,073
 1/31/96         $      15,149               $   12,978       $      13,169
 2/29/96         $      15,714               $   13,403       $      13,635
 3/31/96         $      16,165               $   13,689       $      13,976
 4/30/96         $      17,699               $   14,475       $      14,940
 5/31/96         $      18,466               $   14,989       $      15,614
 6/30/96         $      18,283               $   14,401       $      14,905
 7/31/96         $      16,692               $   13,411       $      13,695
 8/31/96         $      17,909               $   14,239       $      14,393
 9/30/96         $      18,733               $   14,864       $      14,998
10/31/96         $      18,398               $   14,762       $      14,717
11/30/96         $      18,867               $   15,528       $      15,248
12/31/96         $      19,423               $   15,710       $      15,518
 1/31/97         $      20,035               $   15,971       $      15,864
 2/28/97         $      19,228               $   15,627       $      15,449
 3/31/97         $      18,061               $   14,794       $      14,670
 4/30/97         $      17,526               $   14,975       $      14,674
 5/31/97         $      19,647               $   16,734       $      16,239
 6/30/97         $      20,873               $   17,474       $      17,156
 7/31/97         $      22,087               $   18,573       $      18,189
 8/31/97         $      22,456               $   19,041       $      18,635
 9/30/97         $      23,887               $   20,300       $      20,032
10/31/97         $      22,924               $   19,423       $      19,235
11/30/97         $      22,729               $   19,281       $      18,989
12/31/97         $      22,870               $   19,670       $      18,968
 1/31/98         $      22,690               $   19,287       $      18,691
 2/28/98         $      24,691               $   21,044       $      20,087
 3/31/98         $      26,352               $   21,848       $      21,033
 4/30/98         $      26,052               $   21,977       $      21,235
 5/31/98         $      24,580               $   20,814       $      20,133
 6/30/98         $      25,101               $   20,874       $      20,061
 7/31/98         $      23,540               $   19,278       $      18,614
 8/31/98         $      18,396               $   15,557       $      15,016
 9/30/98         $      19,798               $   16,511       $      15,648
10/31/98         $      20,418               $   17,277       $      16,290
11/30/98         $      21,708               $   18,249       $      17,199
12/31/98         $      23,634               $   19,416       $      18,279
 1/31/99         $      22,979               $   19,171       $      18,142
 2/28/99         $      20,831               $   17,444       $      16,660
 3/31/99         $      21,143               $   17,669       $      16,735
 4/30/99         $      22,232               $   18,837       $      17,864
 5/31/99         $      22,132               $   19,294       $      18,234
 6/30/99         $      23,717               $   20,392       $      19,288
 7/31/99         $      23,747               $   20,213       $      19,182
 8/31/99         $      23,232               $   19,323       $      18,478
 9/30/99         $      23,232               $   19,404       $      18,463
10/31/99         $      22,970               $   19,356       $      18,624
11/30/99         $      24,210               $   20,165       $      19,825
12/31/99         $      26,885               $   21,823       $      21,964
 1/31/00         $      26,162               $   21,146       $      21,542
 2/29/00         $      29,673               $   23,978       $      24,580
 3/31/00         $      29,661               $   23,090       $      24,231
 4/30/00         $      29,955               $   22,696       $      22,884
 5/31/00         $      28,181               $   22,024       $      21,911
 6/30/00         $      30,427               $   23,325       $      23,844
 7/31/00         $      29,445               $   22,752       $      23,102
 8/31/00         $      32,436               $   24,767       $      25,160
 9/30/00         $      31,622               $   24,094       $      24,514
10/31/00         $      31,486               $   24,245       $      23,776
11/30/00         $      28,098               $   21,721       $      21,408
12/31/00         $      30,692               $   24,398       $      23,487
 1/31/01         $      29,568               $   25,444       $      24,323
 2/28/01         $      27,469               $   23,892       $      22,778
 3/31/01         $      26,214               $   22,795       $      21,701
 4/30/01         $      28,326               $   24,533       $      23,430
 5/31/01         $      28,740               $   25,001       $      24,283
 6/30/01         $      29,062               $   25,916       $      25,034
 7/31/01         $      29,262               $   25,483       $      24,453
 8/31/01         $      28,393               $   24,902       $      23,768
 9/30/01         $      25,333               $   21,536       $      20,654
10/31/01         $      26,255               $   22,683       $      21,881
11/30/01         $      27,391               $   24,341       $      23,507
12/31/01         $      28,783               $   25,989       $      25,157
 1/31/02         $      28,970               $   26,216       $      24,860
 2/28/02         $      28,689               $   25,765       $      24,197
 3/31/02         $      29,986               $   27,800       $      26,055
 4/30/02         $      30,493               $   28,587       $      26,183
 5/31/02         $      29,825               $   27,403       $      25,206
 6/30/02         $      28,068               $   25,987       $      23,795
 7/31/02         $      24,719               $   22,317       $      20,561
 8/31/02         $      24,916               $   22,529       $      20,670
 9/30/02         $      23,617               $   21,150       $      19,206
10/31/02         $      23,963               $   21,827       $      19,888
11/30/02         $      24,700               $   22,962       $      21,356
12/31/02         $      23,809               $   22,188       $      20,318

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN SMALL CAP GROWTH FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan Small Cap Growth Fund, which seeks to provide capital appreciation by investing primarily in a portfolio of small cap growth stocks, declined 40.02% (Institutional Shares) during the year ended December 31, 2002. This compares with a decline of 30.27% for the Russell 2000 Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: Weak stock selection in the consumer discretionary, health care, and technology sectors was the primary reason for the portfolio's underperformance.

In the consumer discretionary sector, investments in media and publishing businesses such as Hollywood Media, Primedia, and Penton Media performed poorly as an anticipated revival in advertising spending failed to materialize despite early indications that a recovery was building. Performance detractors in the technology sector were concentrated in two areas: communications technology and enterprise software. In the communications technology group, poor results were led by companies that sell equipment to telecom service providers, such as Wind River Systems and Riverstone Networks, whose businesses suffered as the telecom service sector struggled with overcapacity and scandal. The enterprise software group, which includes companies such as Kana Software and Witness Systems, also struggled as corporations withdrew capital spending plans in response to the sluggish economy. Lastly, in the health care sector, biotech holdings such as Myriad Genetics, Abgenix, and Exelixis declined sharply, suffering from increased investor risk aversion to the higher risks associated with these earlier-stage companies.

Q: HOW WAS THE FUND MANAGED?
A: As a result of continued sluggishness in the U.S. economy and corporate earnings, the portfolio manager sought to increase exposure to less cyclical businesses whose profit outlook was believed to be more certain. This approach led to new investments in health care services groups such as Priority Healthcare, NDC Health Corp., Pediatrix Medical Group, Covance, and United Surgical Partners. Additionally, financial services firms such as PRG-Schultz International, CheckFree Corp., CVB Financial Corp., Hilb Rogal & Hamilton, and Proassurance were added to the Fund based on their more favorable profit outlook.

Q: WHAT IS THE OUTLOOK?
A: With the near term U.S. economic outlook remaining in doubt, equity markets will likely have difficulty building on fourth-quarter gains until a more visible positive trend emerges in the economic data. The current climate of low inflation, low interest rates, and accommodative monetary policy - along with the increasing possibility of additional fiscal stimulus - point to a very benign backdrop for the U.S. economy in 2003. If and when evidence emerges that the economy is responding convincingly to this benign environment, we believe expectations regarding corporate profits will finally begin to rise from their depressed levels, providing some much needed support for a rally in equity prices.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              31.20%
Consumer Goods & Services               21.40%
Finance & Insurance                     10.40%
Health Services & Systems                9.90%
Short-Term Investments                   7.30%
Energy                                   7.10%
Industrial Products & Services           5.40%
Pharmaceuticals                          4.60%
Telecommunications                       1.80%
REITs                                    0.90%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CHOICEPOINT, INC.                    (2.6%)

 2. GLOBAL IMAGING SYSTEMS, INC.         (2.3%)

 3. INTERACTIVE DATA CORP.               (2.3%)

 4. FAIR, ISAAC & CO., INC.              (2.2%)

 5. NATIONAL INSTRUMENTS CORP.           (2.2%)

 6. TEXAS REGIONAL BANCSHARES, CLASS A   (2.2%)

 7. MEDIACOM COMMUNICATIONS CORP.        (2.1%)

 8. PEGASUS SOLUTIONS, INC.              (2.1%)

 9. INFORMATION HOLDINGS, INC.           (2.0%)

10. PETCO ANIMAL SUPPLIES, INC.          (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 22.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($409 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 82 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                    SINCE
                                                                  INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS    (11/14/97)
----------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (40.54%)    (21.44%)    (3.98%)      (3.50%)
  With Sales Charge*            (43.93%)    (22.98%)    (5.11%)      (4.61%)
----------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (40.86%)    (21.58%)    (4.09%)      (3.61%)
  With CDSC**                   (43.82%)    (22.24%)    (4.34%)      (3.73%)
----------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (40.85%)    (21.63%)    (4.12%)      (3.64%)
  With CDSC***                  (41.44%)    (21.63%)    (4.12%)      (3.64%)
----------------------------------------------------------------------------
Institutional Shares            (40.02%)    (21.01%)    (3.67%)      (3.20%)
----------------------------------------------------------------------------
Select Shares                   (40.22%)    (21.15%)    (3.78%)      (3.30%)
----------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 12/31/02)

             JPMORGAN SMALL CAP
                 GROWTH FUND                                                                 LIPPER SMALL-CAP
            (INSTITUTIONAL SHARES)      RUSSELL 2000 INDEX     RUSSELL 2000 GROWTH INDEX     GROWTH FUNDS INDEX
11/14/97         $ 3,000,000                $ 3,000,000                 $ 3,000,000             $ 3,000,000
11/30/97         $ 2,991,000                $ 3,000,000                 $ 3,000,000             $ 3,000,000
12/31/97         $ 3,061,887                $ 3,052,500                 $ 3,001,800             $ 2,960,100
 1/31/98         $ 3,116,082                $ 3,004,271                 $ 2,961,876             $ 2,916,291
 2/28/98         $ 3,278,430                $ 3,226,286                 $ 3,223,410             $ 3,151,927
 3/31/98         $ 3,485,627                $ 3,359,209                 $ 3,358,471             $ 3,294,394
 4/30/98         $ 3,524,666                $ 3,377,685                 $ 3,378,957             $ 3,318,443
 5/31/98         $ 3,389,319                $ 3,195,628                 $ 3,133,645             $ 3,083,497
 6/30/98         $ 3,482,525                $ 3,202,338                 $ 3,165,608             $ 3,173,844
 7/31/98         $ 3,233,176                $ 2,942,949                 $ 2,901,280             $ 2,935,171
 8/31/98         $ 2,599,150                $ 2,371,428                 $ 2,231,664             $ 2,294,129
 9/30/98         $ 2,845,550                $ 2,557,111                 $ 2,457,955             $ 2,416,865
10/31/98         $ 3,019,697                $ 2,661,441                 $ 2,586,261             $ 2,512,090
11/30/98         $ 3,193,934                $ 2,800,901                 $ 2,786,954             $ 2,716,323
12/31/98         $ 3,516,521                $ 2,974,276                 $ 3,039,174             $ 2,988,498
 1/31/99         $ 3,590,016                $ 3,013,834                 $ 3,175,937             $ 3,060,820
 2/28/99         $ 3,427,748                $ 2,769,714                 $ 2,885,338             $ 2,766,369
 3/31/99         $ 3,461,340                $ 2,812,921                 $ 2,988,056             $ 2,891,409
 4/30/99         $ 3,819,588                $ 3,064,959                 $ 3,251,902             $ 3,004,174
 5/31/99         $ 3,969,698                $ 3,109,707                 $ 3,257,105             $ 3,020,697
 6/30/99         $ 4,118,562                $ 3,250,266                 $ 3,428,754             $ 3,303,434
 7/31/99         $ 4,338,905                $ 3,161,209                 $ 3,322,806             $ 3,291,872
 8/31/99         $ 4,090,720                $ 3,044,244                 $ 3,198,533             $ 3,245,786
 9/30/99         $ 4,171,307                $ 3,044,853                 $ 3,260,264             $ 3,363,608
10/31/99         $ 4,286,018                $ 3,057,032                 $ 3,343,727             $ 3,559,706
11/30/99         $ 4,599,754                $ 3,239,537                 $ 3,697,159             $ 4,008,941
12/31/99         $ 5,152,645                $ 3,606,253                 $ 4,348,968             $ 4,817,144
 1/31/00         $ 4,814,116                $ 3,548,192                 $ 4,308,523             $ 4,767,045
 2/29/00         $ 5,118,849                $ 4,133,999                 $ 5,311,116             $ 6,163,790
 3/31/00         $ 5,393,220                $ 3,861,568                 $ 4,752,918             $ 5,679,932
 4/30/00         $ 5,272,951                $ 3,629,102                 $ 4,272,873             $ 4,977,892
 5/31/00         $ 5,020,904                $ 3,417,525                 $ 3,898,570             $ 4,570,701
 6/30/00         $ 5,746,927                $ 3,715,533                 $ 4,402,265             $ 5,375,601
 7/31/00         $ 5,468,775                $ 3,595,893                 $ 4,024,991             $ 5,025,650
 8/31/00         $ 5,991,590                $ 3,870,260                 $ 4,448,420             $ 5,565,907
 9/30/00         $ 5,687,217                $ 3,756,474                 $ 4,227,333             $ 5,290,395
10/31/00         $ 5,367,596                $ 3,588,936                 $ 3,884,074             $ 4,893,615
11/30/00         $ 4,524,883                $ 3,220,711                 $ 3,178,726             $ 4,060,232
12/31/00         $ 4,751,580                $ 3,497,370                 $ 3,373,264             $ 4,419,157
 1/31/01         $ 5,014,817                $ 3,679,583                 $ 3,646,161             $ 4,553,941
 2/28/01         $ 4,283,657                $ 3,438,202                 $ 3,146,272             $ 3,971,037
 3/31/01         $ 3,683,945                $ 3,270,074                 $ 2,860,276             $ 3,585,449
 4/30/01         $ 4,265,272                $ 3,525,794                 $ 3,210,374             $ 3,972,678
 5/31/01         $ 4,460,621                $ 3,612,528                 $ 3,284,855             $ 4,080,337
 6/30/01         $ 4,705,955                $ 3,737,161                 $ 3,374,531             $ 4,183,162
 7/31/01         $ 4,228,771                $ 3,534,980                 $ 3,086,684             $ 3,950,159
 8/31/01         $ 3,915,419                $ 3,420,800                 $ 2,893,766             $ 3,716,310
 9/30/01         $ 3,102,187                $ 2,960,361                 $ 2,426,712             $ 3,136,194
10/31/01         $ 3,529,048                $ 3,133,542                 $ 2,660,162             $ 3,366,077
11/30/01         $ 3,951,475                $ 3,376,078                 $ 2,882,285             $ 3,626,948
12/31/01         $ 4,233,215                $ 3,584,382                 $ 3,061,852             $ 3,846,741
 1/31/02         $ 4,165,060                $ 3,547,104                 $ 2,952,850             $ 3,730,570
 2/28/02         $ 3,688,161                $ 3,449,914                 $ 2,761,800             $ 3,504,870
 3/31/02         $ 3,947,070                $ 3,727,287                 $ 3,001,801             $ 3,791,568
 4/30/02         $ 3,674,722                $ 3,761,205                 $ 2,936,962             $ 3,691,471
 5/31/02         $ 3,356,858                $ 3,594,207                 $ 2,765,150             $ 3,543,443
 6/30/02         $ 3,007,074                $ 3,415,935                 $ 2,530,665             $ 3,280,165
 7/31/02         $ 2,534,662                $ 2,900,129                 $ 2,141,702             $ 2,815,038
 8/31/02         $ 2,548,350                $ 2,892,588                 $ 2,140,631             $ 2,810,815
 9/30/02         $ 2,298,611                $ 2,684,900                 $ 1,986,077             $ 2,640,480
10/31/02         $ 2,471,237                $ 2,771,086                 $ 2,086,573             $ 2,753,228
11/30/02         $ 2,721,079                $ 3,018,267                 $ 2,293,352             $ 2,983,949
12/31/02         $ 2,539,515                $ 2,850,149                 $ 2,135,111             $ 2,784,621

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN SMARTINDEX(TM) FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan SmartIndex(TM) Fund, which seeks to provide consistently high total return from a broadly diversified portfolio of 325 equity securities while maintaining risk characteristics similar to those of the S&P 500 Index, fell 23.47% (Institutional shares) during the year ended December 31, 2002. This compares to a fall of 22.10% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: For the year, performance was enhanced by effective stock selection within the utilities, network technology and semiconductor sectors. This outperformance, however, was outweighed by difficulties in the industrial cyclical, media and telecommunications sectors. At the stock-specific level, overweight positions in Gannett, Forest Labs, Countrywide Credit and Allstate, relative to the benchmark, were among the positions that contributed the most to performance. However, overweight positions in Tyco and Cigna, along with an underweight in 3M, detracted from portfolio results.

Q: HOW WAS THE FUND MANAGED?
A: The Fund seeks to have sector and style characteristics similar to those of the S&P 500, so that excess returns relative to the benchmark are driven primarily by stock selection. As such, over the year, we maintained a sector and style neutral, fully invested strategy. Our focus was on companies that both appeared to be undervalued relative to their respective peer group and possessed good, long-term risk/reward profiles.

In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late `90s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q: WHAT IS THE OUTLOOK?
A: It is looking increasingly likely that the U.S. economy will find its footing over the course of 2003. The Federal Reserve is clearly committed to growth and probably will keep rates at a 40-plus year low for the time being. Many corporations have strengthened their balance sheets, cut costs to the bone and reduced their respective inventories. A major fiscal stimulus program is presently before Congress. If it passes muster, as expected, it may release a good deal of liquidity later in the year. Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. If the economy shows signs of growing more strongly, we may see an upturn in corporate spending which should help to improve current and future earnings. Still, we must ever

                                   (UNAUDITED)
be cognizant of the potential negative impact that current geopolitical events could have on renewed domestic and global economic growth.

Looking ahead, we are confident in the Fund's prospects. We are committed to a valuation-based approach, which should produce strong relative results as investors begin to abandon their present focus on short-term results.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               22.80%
Finance & Insurance                     20.00%
Technology                              15.50%
Industrial Products & Services          12.10%
Pharmaceuticals                         11.00%
Energy                                   6.10%
Telecommunications                       4.10%
Health Services & Systems                3.20%
Utilities                                2.60%
Short-Term Investments                   2.20%
REITs                                    0.40%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.                        (3.8%)

 2. GENERAL ELECTRIC CO.                   (3.1%)

 3. CITIGROUP, INC.                        (2.7%)

 4. EXXONMOBIL CORP.                       (2.5%)

 5. WAL-MART STORES, INC.                  (2.4%)

 6. PFIZER, INC.                           (2.1%)

 7. PROCTER & GAMBLE CO.                   (1.8%)

 8. THE COCA-COLA CO.                      (1.8%)

 9. JOHNSON & JOHNSON                      (1.7%)

10. INTERNATIONAL BUSINESS MACHINES CORP.  (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 23.6% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($57,148 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 304 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                       SINCE
                                                     INCEPTION
                                 1 YEAR     3 YEARS  (12/31/98)
---------------------------------------------------------------
Institutional Shares            (23.47%)    (15.67%)    (8.01%)
---------------------------------------------------------------

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (12/31/98 TO 12/31/02)

               JPMORGAN SMARTINDEX FUND                     LIPPER LARGE-CAP
                (INSTITUTIONAL SHARES)    S&P 500 INDEX     CORE FUNDS INDEX
12/31/98              $ 3,000,000          $ 3,000,000        $ 3,000,000
 1/31/99              $ 3,117,900          $ 3,125,400        $ 3,105,000
 2/28/99              $ 3,015,945          $ 3,028,200        $ 3,009,056
 3/31/99              $ 3,127,836          $ 3,149,328        $ 3,130,020
 4/30/99              $ 3,284,228          $ 3,271,207        $ 3,213,904
 5/31/99              $ 3,218,215          $ 3,194,007        $ 3,128,736
 6/30/99              $ 3,382,666          $ 3,371,274        $ 3,303,319
 7/31/99              $ 3,278,141          $ 3,266,090        $ 3,206,532
 8/31/99              $ 3,264,045          $ 3,249,760        $ 3,173,825
 9/30/99              $ 3,169,715          $ 3,160,716        $ 3,087,815
10/31/99              $ 3,348,486          $ 3,360,790        $ 3,277,098
11/30/99              $ 3,416,796          $ 3,429,014        $ 3,357,386
12/31/99              $ 3,580,802          $ 3,630,983        $ 3,580,653
 1/31/00              $ 3,411,072          $ 3,448,707        $ 3,435,994
 2/29/00              $ 3,326,136          $ 3,383,527        $ 3,434,963
 3/31/00              $ 3,657,087          $ 3,714,436        $ 3,733,462
 4/30/00              $ 3,537,866          $ 3,602,631        $ 3,611,378
 5/31/00              $ 3,450,834          $ 3,528,777        $ 3,519,287
 6/30/00              $ 3,537,795          $ 3,615,585        $ 3,648,093
 7/31/00              $ 3,481,190          $ 3,559,182        $ 3,591,183
 8/31/00              $ 3,693,891          $ 3,780,207        $ 3,838,975
 9/30/00              $ 3,466,717          $ 3,580,612        $ 3,634,741
10/31/00              $ 3,444,530          $ 3,565,574        $ 3,592,578
11/30/00              $ 3,160,701          $ 3,284,606        $ 3,276,431
12/31/00              $ 3,186,302          $ 3,300,701        $ 3,316,404
 1/31/01              $ 3,308,656          $ 3,417,876        $ 3,410,258
 2/28/01              $ 2,998,635          $ 3,106,166        $ 3,092,763
 3/31/01              $ 2,811,220          $ 2,909,235        $ 2,902,867
 4/30/01              $ 3,035,556          $ 3,135,282        $ 3,123,485
 5/31/01              $ 3,064,090          $ 3,156,289        $ 3,140,977
 6/30/01              $ 2,990,552          $ 3,079,591        $ 3,057,427
 7/31/01              $ 2,963,936          $ 3,049,411        $ 3,013,094
 8/31/01              $ 2,778,097          $ 2,858,518        $ 2,835,623
 9/30/01              $ 2,535,569          $ 2,627,835        $ 2,620,399
10/31/01              $ 2,582,731          $ 2,678,027        $ 2,682,241
11/30/01              $ 2,783,409          $ 2,883,432        $ 2,857,927
12/31/01              $ 2,805,398          $ 2,908,806        $ 2,890,222
 1/31/02              $ 2,756,023          $ 2,866,337        $ 2,844,556
 2/28/02              $ 2,700,351          $ 2,811,017        $ 2,796,768
 3/31/02              $ 2,797,564          $ 2,916,711        $ 2,891,858
 4/30/02              $ 2,617,960          $ 2,739,959        $ 2,740,614
 5/31/02              $ 2,593,090          $ 2,719,683        $ 2,720,607
 6/30/02              $ 2,398,867          $ 2,526,041        $ 2,532,613
 7/31/02              $ 2,216,793          $ 2,329,010        $ 2,344,440
 8/31/02              $ 2,229,207          $ 2,344,382        $ 2,363,665
 9/30/02              $ 1,983,549          $ 2,089,547        $ 2,134,153
10/31/02              $ 2,155,919          $ 2,273,428        $ 2,299,976
11/30/02              $ 2,282,687          $ 2,407,332        $ 2,402,785
12/31/02              $ 2,147,384          $ 2,266,022        $ 2,276,159

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 12/31/98.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan SmartIndex(TM) Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN U.S. EQUITY FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Equity Fund, which seeks to provide a high total return from a portfolio of selected equity securities, fell 26.50% (Institutional Shares) during the year ended December 31, 2002. This compares to a fall of 22.10% from the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The Fund experienced difficulties in the industrial cyclical, telecommunications and media sectors. At the stock-specific level, overweight positions, relative to the benchmark, in Ambac Financial and DTE Energy, along with avoiding WorldCom, were the positions that most positively contributed to performance. However, overweight positions in Tyco, Sprint-PCS and Cigna detracted from portfolio results.

Q: HOW WAS THE FUND MANAGED?
A: The Fund seeks to have sector and style characteristics similar to those of the S&P 500, so that excess returns relative to the benchmark are driven by stock selection. As such, over the year, our focus was on identifying companies that both appeared to be undervalued relative to their respective peer group and possessed a good, long-term risk/reward profile.

In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late `90s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q: WHAT IS THE OUTLOOK?
A: The U.S. economy will likely find its footing over the course of 2003. The Federal Reserve is committed to growth and probably will keep rates at a 40-plus year low for the time being. Corporations have strengthened their balance sheets, cut costs and their respective inventories. A major fiscal stimulus program is presently before Congress. If it passes muster, as expected, it should release a good deal of liquidity later in the year. Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. If the economy shows signs of growing more strongly, we may see an upturn in corporate spending which should help to improve current and future earnings. Still, we must ever be cognizant of the potential negative impact that current geopolitical events could have on renewed domestic and global economic growth.

We are confident in the Fund's prospects. We are committed to a valuation-based approach, which should produce strong relative results.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               23.10%
Finance & Insurance                     20.80%
Technology                              14.60%
Industrial Products & Services          11.40%
Pharmaceuticals                         11.30%
Energy                                   6.30%
Telecommunications                       4.10%
Utilities                                3.20%
Short-Term Investments                   2.70%
Health Services & Systems                2.10%
REITs                                    0.40%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP.                      (4.4%)

 2. CITIGROUP, INC.                      (3.7%)

 3. GENERAL ELECTRIC CO.                 (3.0%)

 4. PROCTER & GAMBLE CO.                 (2.5%)

 5. THE COCA-COLA CO.                    (2.4%)

 6. U.S. BANCORP                         (2.3%)

 7. EXXONMOBIL CORP.                     (2.3%)

 8. PFIZER, INC.                         (2.1%)

 9. FREDDIE MAC                          (2.1%)

10. VERIZON COMMUNICATIONS, INC.         (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($92,670 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 115 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
Class A Shares
  Without Sales Charge          (26.89%)    (14.92%)    (2.55%)      7.16%
  With Sales Charge*            (31.11%)    (16.58%)    (3.70%)      6.53%
---------------------------------------------------------------------------
Class B Shares
  Without CDSC                  (27.31%)    (15.17%)    (2.72%)      7.07%
  With CDSC**                   (30.94%)    (15.65%)    (2.87%)      7.07%
---------------------------------------------------------------------------
Class C Shares
  Without CDSC                  (27.37%)    (15.17%)    (2.72%)      7.07%
  With CDSC***                  (28.10%)    (15.17%)    (2.72%)      7.07%
---------------------------------------------------------------------------
Institutional Shares            (26.50%)    (14.54%)    (2.20%)      7.45%
---------------------------------------------------------------------------
Select Shares                   (26.62%)    (14.70%)    (2.39%)      7.25%
---------------------------------------------------------------------------

* Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

               JPMORGAN U.S EQUITY                           LIPPER LARGE-CAP
           FUND (INSTITUTIONAL SHARES)      S&P 500 INDEX    CORE FUNDS INDEX
12/31/92         $   3,000,000               $  3,000,000     $   3,000,000
 1/31/93         $   3,049,500               $  3,025,200     $   3,035,700
 2/28/93         $   3,023,884               $  3,066,343     $   3,044,807
 3/31/93         $   3,089,502               $  3,131,043     $   3,127,017
 4/30/93         $   3,009,175               $  3,055,271     $   3,068,542
 5/31/93         $   3,097,344               $  3,137,153     $   3,148,017
 6/30/93         $   3,102,300               $  3,146,250     $   3,164,701
 7/31/93         $   3,105,713               $  3,133,665     $   3,152,676
 8/31/93         $   3,218,139               $  3,252,431     $   3,269,009
 9/30/93         $   3,176,947               $  3,227,388     $   3,269,009
10/31/93         $   3,259,865               $  3,294,194     $   3,319,679
11/30/93         $   3,266,059               $  3,262,900     $   3,267,228
12/31/93         $   3,331,707               $  3,302,381     $   3,342,047
 1/31/94         $   3,476,303               $  3,414,662     $   3,449,661
 2/28/94         $   3,402,258               $  3,322,124     $   3,384,808
 3/31/94         $   3,262,425               $  3,177,280     $   3,229,107
 4/30/94         $   3,339,418               $  3,217,949     $   3,260,106
 5/31/94         $   3,373,480               $  3,270,723     $   3,285,861
 6/30/94         $   3,268,565               $  3,190,591     $   3,199,114
 7/31/94         $   3,378,716               $  3,295,242     $   3,295,088
 8/31/94         $   3,497,647               $  3,430,347     $   3,412,722
 9/30/94         $   3,416,151               $  3,346,303     $   3,341,055
10/31/94         $   3,447,580               $  3,421,595     $   3,394,846
11/30/94         $   3,287,957               $  3,297,049     $   3,275,347
12/31/94         $   3,320,508               $  3,345,845     $   3,305,808
 1/31/95         $   3,394,223               $  3,432,503     $   3,363,990
 2/28/95         $   3,538,817               $  3,566,370     $   3,479,712
 3/31/95         $   3,667,276               $  3,671,578     $   3,566,357
 4/30/95         $   3,747,589               $  3,779,890     $   3,644,816
 5/31/95         $   3,885,501               $  3,931,085     $   3,762,544
 6/30/95         $   3,946,503               $  4,022,287     $   3,861,499
 7/31/95         $   4,068,450               $  4,155,827     $   3,993,176
 8/31/95         $   4,098,556               $  4,166,216     $   3,999,166
 9/30/95         $   4,210,447               $  4,342,030     $   4,148,734
10/31/95         $   4,101,818               $  4,326,399     $   4,129,650
11/30/95         $   4,332,340               $  4,516,328     $   4,291,120
12/31/95         $   4,410,322               $  4,603,493     $   4,355,916
 1/31/96         $   4,524,990               $  4,760,012     $   4,483,979
 2/29/96         $   4,619,110               $  4,804,280     $   4,538,684
3/31/96          $   4,705,949               $  4,850,401     $   4,579,986
 4/30/96         $   4,806,657               $  4,921,702     $   4,646,396
 5/31/96         $   4,872,988               $  5,048,682     $   4,738,859
 6/30/96         $   4,817,436               $  5,067,867     $   4,745,494
 7/31/96         $   4,563,557               $  4,843,867     $   4,551,403
 8/31/96         $   4,722,369               $  4,946,073     $   4,654,720
 9/30/96         $   4,939,126               $  5,224,537     $   4,895,834
10/31/96         $   5,010,249               $  5,368,734     $   4,993,261
11/30/96         $   5,436,622               $  5,774,610     $   5,316,825
12/31/96         $   5,346,374               $  5,660,273     $   5,218,995
 1/31/97         $   5,654,325               $  6,014,040     $   5,504,474
 2/28/97         $   5,677,508               $  6,060,950     $   5,497,869
 3/31/97         $   5,486,743               $  5,811,845     $   5,262,560
 4/30/97         $   5,712,797               $  6,158,812     $   5,554,106
 5/31/97         $   6,102,410               $  6,533,883     $   5,891,240
 6/30/97         $   6,289,754               $  6,826,601     $   6,146,920
 7/31/97         $   6,839,478               $  7,369,999     $   6,632,526
 8/31/97         $   6,596,677               $  6,957,279     $   6,294,931
 9/30/97         $   6,894,187               $  7,338,538     $   6,619,120
10/31/97         $   6,621,867               $  7,093,430     $   6,415,251
11/30/97         $   6,774,832               $  7,421,856     $   6,625,030
12/31/97         $   6,874,422               $  7,549,512     $   6,745,605
 1/31/98         $   6,916,356               $  7,633,312     $   6,812,387
 2/28/98         $   7,430,933               $  8,183,674     $   7,295,385
 3/31/98         $   7,753,435               $  8,602,678     $   7,656,506
 4/30/98         $   7,917,808               $  8,689,565     $   7,733,837
 5/31/98         $   7,842,589               $  8,540,104     $   7,601,588
 6/30/98         $   7,950,816               $  8,886,832     $   7,962,664
 7/31/98         $   7,776,694               $  8,792,632     $   7,898,166
 8/31/98         $   6,535,533               $  7,521,217     $   6,715,811
 9/30/98         $   7,062,297               $  8,003,327     $   7,049,587
10/31/98         $   7,589,145               $  8,653,998     $   7,578,306
11/30/98         $   8,181,857               $  9,178,430     $   8,029,215
12/31/98         $   8,577,859               $  9,707,108     $   8,562,355
 1/31/99         $   8,836,910               $ 10,112,865     $   8,862,037
 2/28/99         $   8,485,201               $  9,798,355     $   8,588,200
 3/31/99         $   8,867,884               $ 10,190,289     $   8,933,446
 4/30/99         $   9,404,391               $ 10,584,653     $   9,172,862
 5/31/99         $   9,305,644               $ 10,334,855     $   8,929,781
 6/30/99         $   9,843,511               $ 10,908,440     $   9,428,063
 7/31/99         $   9,466,504               $ 10,568,097     $   9,151,821
 8/31/99         $   9,231,735               $ 10,515,256     $   9,058,472
 9/30/99         $   8,847,695               $ 10,227,138     $   8,812,988
10/31/99         $   9,231,685               $ 10,874,516     $   9,353,224
11/30/99         $   9,460,631               $ 11,095,269     $   9,582,378
12/31/99         $   9,854,193               $ 11,748,780     $  10,219,606
 1/31/00         $   9,444,258               $ 11,158,991     $   9,806,734
 2/29/00         $   9,205,319               $ 10,948,086     $   9,803,792
 3/31/00         $  10,211,460               $ 12,018,809     $   10,655,741
 4/30/00         $   9,741,733               $ 11,657,043     $  10,307,299
 5/31/00         $   9,533,260               $ 11,418,074     $  10,044,462
 6/30/00         $   9,763,965               $ 11,698,958     $  10,412,090
 7/31/00         $   9,741,507               $ 11,516,454     $  10,249,661
 8/31/00         $  10,458,482               $ 12,231,626     $  10,956,888
 9/30/00         $  10,002,493               $ 11,585,796     $  10,373,981
10/31/00         $  10,002,493               $ 11,537,136     $  10,253,643
11/30/00         $   9,106,269               $ 10,628,010     $   9,351,323
12/31/00         $   9,225,561               $ 10,680,087     $   9,465,409
 1/31/01         $   9,672,079               $ 11,059,230     $   9,733,280
 2/28/01         $   8,667,150               $ 10,050,628     $   8,827,111
 3/31/01         $   8,037,048               $  9,413,418     $   8,285,127
 4/30/01         $   8,770,830               $ 10,144,841     $   8,914,796
 5/31/01         $   8,866,432               $ 10,212,811     $   8,964,719
 6/30/01         $   8,690,877               $  9,964,640     $   8,726,258
 7/31/01         $   8,627,434               $  9,866,987     $   8,599,727
 8/31/01         $   8,068,376               $  9,249,313     $   8,093,203
 9/30/01         $   7,326,085               $  8,502,894     $   7,478,929
10/31/01         $   7,533,413               $  8,665,299     $   7,655,432
11/30/01         $   8,235,528               $  9,329,927     $   8,156,862
12/31/01         $   8,366,472               $  9,412,031     $   8,249,035
 1/31/02         $   8,077,829               $  9,274,615     $   8,118,700
 2/28/02         $   7,837,110               $  9,095,615     $   7,982,306
 3/31/02         $   8,209,373               $  9,437,610     $   8,253,705
 4/30/02         $   7,623,223               $  8,865,691     $   7,822,036
 5/31/02         $   7,518,785               $  8,800,085     $   7,764,935
 6/30/02         $   6,913,523               $  8,173,519     $   7,228,378
 7/31/02         $   6,359,058               $  7,535,984     $   6,691,309
 8/31/02         $   6,399,121               $  7,585,722     $   6,746,178
 9/30/02         $   5,664,502               $  6,761,154     $   6,091,124
10/31/02         $   6,091,605               $  7,356,135     $   6,564,405
11/30/02         $   6,550,912               $  7,789,412     $   6,857,834
12/31/02         $   6,152,461               $  7,332,173     $   6,496,426

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/27/85.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 9/17/93 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1992 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN U.S. SMALL COMPANY FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Small Company Fund, which seeks to provide a high total return from a portfolio of small company stocks, fell 20.36% (Institutional shares) during the year ended December 31, 2002. This compares to a decline of 20.48% by the Russell 2000 Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A: Our small cap portfolio modestly outperformed its benchmark during 2002, a year that turned out to be one of the most volatile markets on record.

During 2002, gains from solid stock picks in the health services and systems, pharmaceutical and capital markets sectors were negated by difficulties in the consumer cyclical, energy and finance sectors. On the stock-specific level, positions in Crown Cork & Seal, Espeed and Neurocrine Biosciences enhanced performance. Alternatively, positions in Administaff and Six Flags, combined with our not owning Flowserve, detracted from results.

Q: HOW WAS THE FUND MANAGED?
A: Although a difficult year for all equity asset classes, the small cap market once again outperformed large caps in 2002. For the year, the Russell 2000 was down 20.5% vs. a 22.1% decline for the S&P 500. This marked the fourth straight year that small caps generally outperformed large caps. Small cap value continued to show considerable strength relative to small cap growth, as the Russell 2000 Value index outperformed the Russell 2000 Growth Index. However, over the second half of 2002, small value and growth performed roughly in line, with growth modestly outperforming value, indicating that the valuation disparity between the two styles has been largely corrected.

In this environment, we worked to boost performance by fine tuning our stock selection process, adjusting our balance between growth and value stocks and by reducing performance volatility. We have already seen improvements from these changes. Our aim is to continue to build on this foundation and, thus, we hope to continue to enhance relative performance over time.

Additionally, on December 19, 2002, Juliet Ellis and Hal Clark became the portfolio managers of the Fund. The new team aimed to reposition the Fund by year-end. Given significant unrealized capital losses, there were not any tax consequences for shareholders.

Q: WHAT IS THE OUTLOOK?
A: Going forward, with the shrinking performance disparity between growth and value, we believe that performance will be dependent more on effective stock selection than on emphasizing any particular investment style. To improve our stock selection capabilities, we have divided our universe of companies into growth and value sectors and have assigned our analysts to cover

                                   (UNAUDITED)
particular areas of expertise. During 2002, this renewed focus helped us in areas like pharmaceutical, health care, industrial cyclicals and consumer staples, sectors where we enjoyed significant improvement in overall stock selection. With this improved stock selection process, we would also expect sectors like consumer cyclicals, retail and software, which undermined performance in 2002, to steadily generate excess returns.

We are looking to add to what might be considered "pure" cyclical companies, those that stand to benefit the most over the near term from an improving economy. At the same time, we are reducing the portfolio's exposure to more defensive areas, such as Real Estate Investment Trusts (REITs), as these tend to lag initially during a turn in the economy. We continue to like the energy sector, particularly companies with oil service and natural gas exposure.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               20.20%
Industrial Products & Services          17.90%
Finance & Insurance                     15.70%
Technology                              14.60%
Health Services & Systems                6.60%
Pharmaceuticals                          6.40%
REITs                                    5.90%
Energy                                   4.70%
Short-Term Investments                   3.80%
Utilities                                2.90%
Telecommunications                       1.10%
Finance                                  0.20%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. J.M. SMUCKER CO.                     (1.6%)

 2. DORAL FINANCIAL CORP. (PUERTO RICO)  (1.4%)

 3. CROWN CORK & SEAL CO., INC.          (1.3%)

 4. ATMOS ENERGY CORP.                   (1.3%)

 5. SIERRA PACIFIC RESOURCES             (1.3%)

 6. ALBERTO-CULVER CO., CLASS B          (1.2%)

 7. EMCOR GROUP, INC.                    (1.2%)

 8. LATTICE SEMICONDUCTOR CORP.          (1.2%)

 9. NETBANK, INC.                        (1.1%)

10. PRENTISS PROPERTIES TRUST            (1.1%)

TOP 10 EQUITY HOLDINGS COMPRISED 12.7% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($53,653 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 216 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------
Institutional Shares            (20.36%)    (13.10%)    (2.15%)      6.02%
--------------------------------------------------------------------------
Select Shares                   (20.48%)    (13.24%)    (2.33%)      5.91%
--------------------------------------------------------------------------

                                   (UNAUDITED)

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/92 TO 12/31/02)

           JPMORGAN U.S. SMALL COMPANY                       LIPPER SMALL-CAP
           FUND (INSTITUTIONAL SHARES)   RUSSELL 2000 INDEX  CORE FUNDS INDEX
12/31/92         $   3,000,000              $  3,000,000      $   3,000,000
 1/31/93         $   3,064,800              $  3,101,400      $   3,088,200
 2/28/93         $   2,908,495              $  3,029,758      $   3,017,789
 3/31/93         $   3,019,018              $  3,127,922      $   3,100,175
 4/30/93         $   2,889,200              $  3,041,904      $   2,998,799
 5/31/93         $   3,020,370              $  3,176,356      $   3,110,954
 6/30/93         $   3,032,451              $  3,196,050      $   3,134,908
 7/31/93         $   3,030,025              $  3,240,155      $   3,164,063
 8/31/93         $   3,133,046              $  3,380,130      $   3,258,985
 9/30/93         $   3,197,274              $  3,475,449      $   3,311,780
10/31/93         $   3,236,281              $  3,565,116      $   3,381,990
11/30/93         $   3,159,904              $  3,448,893      $   3,298,455
12/31/93         $   3,257,861              $  3,566,845      $   3,394,110
 1/31/94         $   3,346,149              $  3,678,488      $   3,483,715
 2/28/94         $   3,300,307              $  3,665,245      $   3,477,096
 3/31/94         $   3,157,074              $  3,472,087      $   3,341,837
 4/30/94         $   3,132,764              $  3,492,572      $   3,336,156
 5/31/94         $   3,056,638              $  3,453,455      $   3,344,496
 6/30/94         $   2,943,848              $  3,337,074      $   3,235,800
 7/31/94         $   3,004,197              $  3,391,802      $   3,282,395
 8/31/94         $   3,147,798              $  3,580,725      $   3,433,714
 9/30/94         $   3,120,412              $  3,568,551      $   3,439,894
10/31/94         $   3,141,943              $  3,554,276      $   3,457,782
11/30/94         $   3,004,326              $  3,410,684      $   3,370,300
12/31/94         $   3,068,618              $  3,502,090      $   3,399,622
 1/31/95         $   3,062,481              $  3,457,964      $   3,434,638
 2/28/95         $   3,207,030              $  3,601,815      $   3,571,336
 3/31/95         $   3,308,372              $  3,663,406      $   3,647,049
 4/30/95         $   3,388,435              $  3,744,734      $   3,708,319
 5/31/95         $   3,431,468              $  3,809,143      $   3,753,190
 6/30/95         $   3,609,904              $  4,006,837      $   3,902,567
 7/31/95         $   3,794,370              $  4,237,631      $   4,118,379
 8/31/95         $   3,871,396              $  4,325,350      $   4,255,521
 9/30/95         $   3,937,597              $  4,402,774      $   4,328,290
10/31/95         $   3,808,050              $  4,205,970      $   4,175,069
11/30/95         $   3,966,084              $  4,382,621      $   4,299,903
12/31/95         $   4,046,992              $  4,498,322      $   4,444,380
 1/31/96         $   4,073,702              $  4,493,374      $   4,476,824
 2/29/96         $   4,220,356              $  4,633,567      $   4,635,303
 3/31/96         $   4,280,285              $  4,728,092      $   4,751,186
 4/30/96         $   4,500,291              $  4,981,045      $   5,079,018
 5/31/96         $   4,653,301              $  5,177,298      $   5,308,082
 6/30/96         $   4,463,447              $  4,964,511      $   5,067,095
 7/31/96         $   4,153,683              $  4,531,109      $   4,655,647
 8/31/96         $   4,372,582              $  4,794,367      $   4,893,085
 9/30/96         $   4,548,798              $  4,981,826      $   5,098,594
10/31/96         $   4,573,361              $  4,905,106      $   5,003,250
11/30/96         $   4,742,575              $  5,107,197      $   5,183,868
12/31/96         $   4,890,070              $  5,241,005      $   5,275,622
 1/31/97         $   4,994,717              $  5,345,825      $   5,393,269
 2/28/97         $   4,886,332              $  5,215,922      $   5,251,965
 3/31/97         $   4,647,879              $  4,969,730      $   4,987,266
 4/30/97         $   4,619,062              $  4,983,645      $   4,988,762
 5/31/97         $   5,092,516              $  5,538,325      $   5,520,564
 6/30/97         $   5,330,845              $  5,775,919      $   5,832,476
 7/31/97         $   5,674,152              $  6,044,500      $   6,183,591
 8/31/97         $   5,787,635              $  6,182,919      $   6,335,089
 9/30/97         $   6,148,783              $  6,635,508      $   6,810,221
10/31/97         $   5,890,534              $  6,344,209      $   6,539,174
11/30/97         $   5,917,042              $  6,302,972      $   6,455,472
12/31/97         $   5,999,880              $  6,413,274      $   6,448,371
 1/31/98         $   5,822,884              $  6,311,944      $   6,354,225
 2/28/98         $   6,369,653              $  6,778,397      $   6,828,886
 3/31/98         $   6,702,786              $  7,057,667      $   7,150,526
 4/30/98         $   6,649,163              $  7,096,484      $   7,219,171
 5/31/98         $   6,291,438              $  6,713,984      $   6,844,496
 6/30/98         $   6,250,544              $  6,728,083      $   6,819,856
 7/31/98         $   5,707,997              $  6,183,108      $   6,328,145
 8/31/98         $   4,586,946              $  4,982,349      $   5,104,914
 9/30/98         $   4,900,235              $  5,372,467      $   5,319,831
10/31/98         $   5,048,712              $  5,591,663      $   5,537,944
11/30/98         $   5,296,099              $  5,884,666      $   5,846,962
12/31/98         $   5,683,243              $  6,248,927      $   6,214,151
 1/31/99         $   5,692,337              $  6,332,038      $   6,167,545
 2/28/99         $   5,200,519              $  5,819,143      $   5,663,656
 3/31/99         $   5,406,459              $  5,909,922      $   5,689,143
 4/30/99         $   5,696,786              $  6,439,450      $   6,073,160
 5/31/99         $   5,612,474              $  6,533,466      $   6,198,874
 6/30/99         $   6,033,970              $  6,828,779      $   6,557,169
 7/31/99         $   6,005,611              $  6,641,671      $   6,521,105
 8/31/99         $   5,916,728              $  6,395,929      $   6,281,780
 9/30/99         $   6,085,354              $  6,397,208      $   6,276,755
10/31/99         $   6,362,238              $  6,422,797      $   6,331,362
11/30/99         $   7,168,970              $  6,806,238      $   6,739,735
12/31/99         $   8,200,585              $  7,576,704      $   7,466,953
 1/31/00         $   8,158,762              $  7,454,719      $   7,323,587
 2/29/00         $   9,762,774              $  8,685,493      $   8,356,213
 3/31/00         $   8,881,196              $  8,113,119      $   8,237,555
 4/30/00         $   7,614,737              $  7,624,709      $   7,779,547
 5/31/00         $   7,084,751              $  7,180,189      $   7,448,916
 6/30/00         $   8,247,359              $  7,806,301      $   8,105,910
 7/31/00         $   7,830,043              $  7,554,938      $   7,853,817
 8/31/00         $   8,726,583              $  8,131,380      $   8,553,592
 9/30/00         $   8,487,474              $  7,892,318      $   8,333,764
10/31/00         $   7,877,225              $  7,540,320      $   8,082,918
11/30/00         $   6,670,434              $  6,766,683      $   7,277,859
12/31/00         $   7,414,854              $  7,347,941      $   7,984,540
 1/31/01         $   7,516,438              $  7,730,769      $   8,268,789
 2/28/01         $   6,733,977              $  7,223,631      $   7,743,721
 3/31/01         $   6,245,763              $  6,870,395      $   7,377,443
 4/30/01         $   6,883,456              $  7,407,660      $   7,965,425
 5/31/01         $   7,151,222              $  7,589,888      $   8,255,367
 6/30/01         $   7,285,665              $  7,851,740      $   8,510,458
 7/31/01         $   6,888,597              $  7,426,961      $   8,313,015
 8/31/01         $   6,577,232              $  7,187,070      $   8,080,251
 9/30/01         $   5,638,661              $  6,219,690      $   7,021,738
10/31/01         $   5,944,276              $  6,583,542      $   7,438,829
11/30/01         $   6,357,404              $  7,093,108      $   7,991,534
12/31/01         $   6,757,920              $  7,530,753      $   8,552,540
 1/31/02         $   6,618,031              $  7,452,433      $   8,451,620
 2/28/02         $   6,494,274              $  7,248,236      $   8,225,961
 3/31/02         $   6,994,333              $  7,830,995      $   8,857,715
 4/30/02         $   6,934,881              $  7,902,257      $   8,901,118
 5/31/02         $   6,644,310              $  7,551,396      $   8,569,106
 6/30/02         $   6,305,450              $  7,176,847      $   8,089,236
 7/31/02         $   5,428,362              $  6,093,143      $   6,989,909
 8/31/02         $   5,482,103              $  6,077,301      $   7,026,956
 9/30/02         $   5,148,243              $  5,640,951      $   6,529,447
10/31/02         $   5,229,070              $  5,822,025      $   6,761,243
11/30/02         $   5,573,666              $  6,341,350      $   7,260,222
12/31/02         $   5,382,612              $  5,988,137      $   6,907,376

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/27/85.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 11/4/93 are based on historical expenses of the J.P. Morgan U.S. Small Company Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from December 31, 1992 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
As of December 31, 2002

Q: HOW DID THE FUND PERFORM?
A: JPMorgan U.S. Small Company Opportunities Fund, which seeks to provide long-term growth from small-cap stocks, fell 32.82% during the year ended December 31, 2002. This compares to a decline of 30.26% from the Russell 2000 Growth Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?
A: The portfolio underperformed its benchmark during 2002. For the year, solid stock selection within the pharmaceutical, health services and system and capital markets sectors was negated by difficulties in the consumer cyclical, retail and energy sectors. Sector weightings detracted from results for the year, notably an underweight to the defensive real estate investment trust sector. On the stock-specific level, positions in Espeed, Neurocrine Biosciences and Precise Software Solutions benefited the Fund, while positions in Administaff, Skillsoft PLC and Six Flags detracted from returns.

Q: HOW WAS THE FUND MANAGED?
A: 2002 was a difficult year for small cap growth stocks, generally, as the Russell 2000 Growth Index fell 30.26%. This was largely due to a painful third quarter in which the index lost 21.5%. Our small cap portfolio experienced roughly flat performance, relative to the benchmark, over the first three quarters of 2002. However, our decision to underweight small, illiquid and high multiple stocks, which rallied strongly in October and November, brought the portfolio into negative territory, on a relative basis, for the year.

Additionally, on December 19, 2002, Juliet Ellis and Hal Clark became the portfolio managers of the Fund. The new team aimed to reposition the portfolio by year-end. Given significant unrealized capital losses, there were not any tax consequences for shareholders.

Q: WHAT IS THE OUTLOOK?
A: For our part, we are beginning to position the portfolio for an economic recovery. For example, we are looking to add more "pure" cyclical companies, which will benefit from an improving economy. By the same token, we are reducing exposure to more defensive companies, which generally lag during the early stages of an economic recovery. Beyond this, we have increased our weighting in higher growth sectors, such as software, systems hardware and pharmaceutical/biotech.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              23.20%
Consumer Goods & Services               17.00%
Pharmaceuticals                         12.70%
Industrial Products & Services          12.30%
Health Services & Systems               10.90%
Finance & Insurance                      8.80%
Energy                                   7.40%
Short-Term Investments                   4.10%
Telecommunications                       2.10%
REITs                                    1.50%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CENTENE CORP.                                (2.4%)

 2. WASTE CONNECTIONS, INC.                      (2.1%)

 3. TARA PHARMACEUTICAL INDUSTRIES LTD (ISRAEL)  (2.1%)

 4. DORAL FINANCIAL CORP. (PUERTO RICO)          (2.1%)

 5. LATTICE SEMICONDUCTOR CORP.                  (2.0%)

 6. NEUROCRINE BIOSCIENCES, INC.                 (2.0%)

 7. eSPEED, INC., CLASS A                        (1.9%)

 8. GLOBAL IMAGING SYSTEMS, INC.                 (1.9%)

 9. FARMER MAC, CLASS C                          (1.8%)

10. THE J.M. SMUCKER CO.                         (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 20.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($11,172 IN THOUSANDS). AS OF DECEMBER 31, 2002 THE FUND HELD 116 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR     3 YEARS    5 YEARS      (6/16/97)
-----------------------------------------------------------------------------
Select Shares                   (32.82%)    (26.56%)    (7.60%)       (4.00%)
-----------------------------------------------------------------------------

                                   (UNAUDITED)

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
As of December 31, 2002

LIFE OF FUND PERFORMANCE (06/16/97 TO 12/31/02)

               JPMORGAN U.S. SMALL COMPANY
                   OPPORTUNITIES FUND                                       LIPPER SMALL-CAP
                     (SELECT SHARES)          RUSSELL 2000 GROWTH INDEX    GROWTH FUNDS INDEX
 6/16/97               $ 1,000,000                  $ 1,000,000               $ 1,000,000
 6/30/97               $ 1,028,000                  $ 1,000,000               $ 1,000,000
 7/31/97               $ 1,092,970                  $ 1,051,200               $ 1,060,200
 8/31/97               $ 1,114,938                  $ 1,082,736               $ 1,077,057
 9/30/97               $ 1,222,976                  $ 1,169,138               $ 1,167,745
10/31/97               $ 1,151,921                  $ 1,098,873               $ 1,108,074
11/30/97               $ 1,136,946                  $ 1,072,720               $ 1,083,031
12/31/97               $ 1,183,902                  $ 1,073,364               $ 1,068,627
 1/31/98               $ 1,182,955                  $ 1,059,088               $ 1,052,811
 2/28/98               $ 1,288,947                  $ 1,152,605               $ 1,137,878
 3/31/98               $ 1,363,964                  $ 1,200,899               $ 1,189,310
 4/30/98               $ 1,360,963                  $ 1,208,225               $ 1,197,992
 5/31/98               $ 1,256,986                  $ 1,120,508               $ 1,113,174
 6/30/98               $ 1,268,047                  $ 1,131,937               $ 1,145,791
 7/31/98               $ 1,186,005                  $ 1,037,420               $ 1,059,627
 8/31/98               $   905,040                  $   797,984               $   828,205
 9/30/98               $ 1,012,016                  $   878,899               $   872,513
10/31/98               $ 1,045,008                  $   924,778               $   906,890
11/30/98               $ 1,131,012                  $   996,540               $   980,621
12/31/98               $ 1,245,696                  $ 1,086,727               $ 1,078,879
 1/31/99               $ 1,303,248                  $ 1,135,630               $ 1,104,988
 2/28/99               $ 1,189,213                  $ 1,031,720               $   998,688
 3/31/99               $ 1,229,290                  $ 1,068,449               $ 1,043,829
 4/30/99               $ 1,274,528                  $ 1,162,793               $ 1,084,538
 5/31/99               $ 1,250,949                  $ 1,164,654               $ 1,090,503
 6/30/99               $ 1,389,679                  $ 1,226,031               $ 1,192,574
 7/31/99               $ 1,384,537                  $ 1,188,147               $ 1,188,400
 8/31/99               $ 1,361,969                  $ 1,143,710               $ 1,171,762
 9/30/99               $ 1,412,362                  $ 1,165,784               $ 1,214,297
10/31/99               $ 1,485,381                  $ 1,195,628               $ 1,285,091
11/30/99               $ 1,688,879                  $ 1,322,005               $ 1,447,269
12/31/99               $ 2,013,650                  $ 1,555,075               $ 1,739,039
 1/31/00               $ 2,083,524                  $ 1,540,613               $ 1,720,953
 2/29/00               $ 2,616,906                  $ 1,899,113               $ 2,225,192
 3/31/00               $ 2,220,183                  $ 1,699,517               $ 2,050,514
 4/30/00               $ 1,849,190                  $ 1,527,865               $ 1,797,071
 5/31/00               $ 1,634,314                  $ 1,394,024               $ 1,650,070
 6/30/00               $ 2,042,403                  $ 1,574,132               $ 1,940,648
 7/31/00               $ 1,863,488                  $ 1,439,229               $ 1,814,312
 8/31/00               $ 2,193,512                  $ 1,590,636               $ 2,009,350
 9/30/00               $ 2,084,494                  $ 1,511,582               $ 1,909,887
10/31/00               $ 1,851,239                  $ 1,388,841               $ 1,766,646
11/30/00               $ 1,401,018                  $ 1,136,628               $ 1,465,786
12/31/00               $ 1,577,967                  $ 1,206,189               $ 1,595,362
 1/31/01               $ 1,607,475                  $ 1,303,770               $ 1,644,020
 2/28/01               $ 1,341,277                  $ 1,125,023               $ 1,433,585
 3/31/01               $ 1,155,510                  $ 1,022,758               $ 1,294,384
 4/30/01               $ 1,349,173                  $ 1,147,944               $ 1,434,178
 5/31/01               $ 1,380,879                  $ 1,174,576               $ 1,473,044
 6/30/01               $ 1,385,436                  $ 1,206,642               $ 1,510,165
 7/31/01               $ 1,261,994                  $ 1,103,716               $ 1,426,049
 8/31/01               $ 1,179,333                  $ 1,034,733               $ 1,341,626
 9/30/01               $   940,282                  $   867,727               $ 1,132,199
10/31/01               $ 1,021,805                  $   951,203               $ 1,215,189
11/30/01               $ 1,123,781                  $ 1,030,628               $ 1,309,366
12/31/01               $ 1,187,274                  $ 1,094,836               $ 1,388,713
 1/31/02               $ 1,119,244                  $ 1,055,860               $ 1,346,774
 2/28/02               $ 1,040,001                  $   987,546               $ 1,265,294
 3/31/02               $ 1,138,593                  $ 1,073,364               $ 1,368,796
 4/30/02               $ 1,085,307                  $ 1,050,179               $ 1,332,659
 5/31/02               $ 1,011,723                  $   988,744               $ 1,279,220
 6/30/02               $   933,517                  $   904,898               $ 1,184,174
 7/31/02               $   796,477                  $   765,815               $ 1,016,258
 8/31/02               $   808,902                  $   765,432               $ 1,014,733
 9/30/02               $   761,338                  $   710,168               $   953,241
10/31/02               $   780,600                  $   746,103               $   993,944
11/30/02               $   836,101                  $   820,042               $ 1,077,237
12/31/02               $   797,408                  $   763,459               $ 1,005,277

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   (UNAUDITED)

JPMORGAN BALANCED FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 82.2%

             COMMON STOCKS -- 49.8%
             AEROSPACE -- 0.8%
        3    Lockheed Martin Corp.                                 $    196
        4    The Boeing Co.                                             144
        5    United Technologies Corp.                                  315
                                                                   --------
                                                                        655

             APPAREL -- 0.6%
        5    Jones Apparel Group, Inc. *                                170
        6    Nike, Inc., Class B (l)                                    277
                                                                   --------
                                                                        447

             AUTOMOTIVE -- 0.5%
        5    General Motors Corp. (l)                                   191
        3    Johnson Controls, Inc.                                     213
                                                                   --------
                                                                        404

             BANKING -- 2.1%
        9    Bank One Corp.                                             333
        8    FirstMerit Corp.                                           167
        4    FleetBoston Financial Corp.                                100
        6    Mellon Financial Corp.                                     156
       44    U.S. Bancorp                                               929
                                                                   --------
                                                                      1,685

             BIOTECHNOLOGY -- 1.2%
       12    Amgen, Inc. * (l)                                          604
        9    Human Genome Sciences, Inc. *                               76
       10    MedImmune, Inc. * (l)                                      260
                                                                   --------
                                                                        940

             BUSINESS SERVICES -- 0.4%
       13    Accenture LTD, (Bermuda), Class A *                        233
       12    Cendant Corp. *                                            121
                                                                   --------
                                                                        354

             CHEMICALS -- 0.5%
        8    PPG Industries, Inc.                                       384

             COMPUTER NETWORKS -- 0.7%
       42    Cisco Systems, Inc. *                                      545

             COMPUTER SOFTWARE -- 2.3%
       35    Microsoft Corp. *                                        1,811

             COMPUTERS/COMPUTER HARDWARE -- 2.3%
       10    Dell Computer Corp. *                                      259
       26    Hewlett-Packard Co. (l)                                    447
        9    International Business Machines Corp.                      730
       12    NCR Corp. *                                                295
       11    Seagate Technology Holdings *                              117
                                                                   --------
                                                                      1,848

             CONSUMER PRODUCTS -- 2.5%
       10    Philip Morris Companies, Inc.                              406
       12    Procter & Gamble Co.                                     1,037
        3    The Estee Lauder Companies, Inc., Class A                   76
       15    The Gillette Co.                                           451
                                                                   --------
                                                                      1,970

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             DIVERSIFIED -- 2.4%
       51    General Electric Co.                                  $  1,232
       39    Tyco International LTD (Bermuda)                           668
                                                                   --------
                                                                      1,900

             ENTERTAINMENT/LEISURE -- 0.3%
        8    Carnival Corp. (l)                                         208

             ENVIRONMENTAL SERVICES -- 0.5%
       17    Waste Management, Inc. (l)                                 380

             FINANCIAL SERVICES -- 5.6%
       17    Capital One Financial Corp. (l)                            504
       15    CIT Group, Inc. (l)                                        303
       44    Citigroup, Inc.                                          1,540
        8    Countrywide Financial Corp.                                399
       46    E*TRADE Group, Inc. *                                      222
       14    Freddie Mac                                                852
        0^^  Goldman Sachs Group, Inc.                                   22
        7    Household International, Inc.                              185
        7    Morgan Stanley (l)                                         298
        5    Stilwell Financial, Inc. *                                  69
       19    The Charles Schwab Corp.                                   203
                                                                   --------
                                                                      4,597

             FOOD/BEVERAGE PRODUCTS -- 1.6%
       23    The Coca-Cola Co.                                          994
        4    Unilever NV, N.Y. Registered Shares
               (The Netherlands)                                        251
                                                                   --------
                                                                      1,245

             HEALTH CARE/HEALTH CARE SERVICES -- 1.1%
        5    Baxter International, Inc. (l)                             146
       12    Becton, Dickinson & Co.                                    384
        2    HCA, Inc.                                                   95
        6    Medtronic, Inc. (l)                                        256
                                                                   --------
                                                                        881

             HOTELS/OTHER LODGING -- 0.2%
        4    Marriott International, Inc., Class A                      130

             INSURANCE -- 2.8%
       12    Ambac Financial Group, Inc. (l)                            691
        5    American International Group, Inc.                         300
       15    AON Corp.(l)                                               285
       12    CIGNA Corp.                                                498
       33    Travelers Property Casualty Corp., Class A * (l)           481
                                                                   --------
                                                                      2,255

             INTERNET SERVICES/SOFTWARE -- 0.2%
        2    eBay, Inc. *                                               139

             MACHINERY & ENGINEERING EQUIPMENT -- 0.3%
        5    Ingersoll-Rand Co., LTD, (Bermuda), Class A                229

             MANUFACTURING -- 0.5%
        3    Danaher Corp.                                              207
        9    Honeywell International, Inc.                              216
                                                                   --------
                                                                        423

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             METALS/MINING -- 0.2%
        7    Alcoa, Inc.                                           $    159

             MULTI-MEDIA -- 2.1%
       22    AOL Time Warner, Inc. *                                    290
        6    Comcast Corp., Class A *                                   144
        8    Comcast Corp., Special Class A *                           171
       10    The Walt Disney Co.                                        157
        2    Tribune Co.                                                 98
       20    Viacom, Inc., Class B * (l)                                811
                                                                   --------
                                                                      1,671

             OIL & GAS -- 3.2%
        4    Anadarko Petroleum Corp.                                   207
        8    Baker Hughes, Inc.                                         266
        5    ChevronTexaco Corp.                                        364
        5    ConocoPhillips                                             245
        4    Cooper Cameron Corp. *                                     210
        4    Devon Energy Corp.                                         168
       27    ExxonMobil Corp.                                           928
        8    Rowan Companies, Inc. (l)                                  187
                                                                   --------
                                                                      2,575

             PACKAGING -- 0.4%
       23    Smurfit-Stone Container Corp. * (l)                        348

             PAPER/FOREST PRODUCTS -- 0.3%
        5    Temple-Inland, Inc.                                        218

             PHARMACEUTICALS -- 4.5%
       13    Abbott Laboratories                                        507
        6    Eli Lilly & Co.                                            351
        4    Forest Laboratories, Inc. *                                353
        9    Johnson & Johnson                                          463
       29    Pfizer, Inc. (l)                                           876
       14    Pharmacia Corp.                                            571
        9    Schering-Plough Corp.                                      198
       10    Wyeth                                                      373
                                                                   --------
                                                                      3,692

             REAL ESTATE INVESTMENT TRUST -- 0.2%
        7    ProLogis                                                   167

             RESTAURANTS/FOOD SERVICES -- 0.2%
        5    Yum! Brands, Inc. *                                        122

             RETAILING -- 3.4%
        7    Abercrombie & Fitch Co., Class A *                         142
        7    Bed Bath & Beyond, Inc. * (l)                              253
        7    CVS Corp.                                                  177
        6    Federated Department Stores, Inc. *                        167
       25    Home Depot, Inc.                                           604
        3    Kohl's Corp. *                                             189
       12    Target Corp.                                               351
       10    The TJX Companies, Inc.                                    191
       14    Wal-Mart Stores, Inc.                                      722
                                                                   --------
                                                                      2,796

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- 1.4%
       12    Altera Corp. *                                        $    145
        9    Analog Devices, Inc. *                                     218
       22    Intel Corp.                                                342
       11    Intersil Corp., Class A *                                  149
        6    Linear Technology Corp.                                    145
        7    Xilinx, Inc. * (l)                                         147
                                                                   --------
                                                                      1,146

             SHIPPING/TRANSPORTATION -- 0.4%
        5    United Parcel Service, Inc., Class B                       327

             TELECOMMUNICATIONS -- 2.1%
        4    AT&T Corp.                                                  96
       18    AT&T Wireless Services, Inc. *                              99
       17    SBC Communications, Inc.                                   463
       53    Sprint Corp. - PCS Group * (l)                             230
       21    Verizon Communications, Inc.                               800
                                                                   --------
                                                                      1,688

             TELECOMMUNICATIONS EQUIPMENT -- 0.2%
       29    Lucent Technologies, Inc. *                                 37
       17    Motorola, Inc.                                             144
                                                                   --------
                                                                        181

             TOYS & GAMES -- 0.2%
        9    Mattel, Inc.                                               180

             UTILITIES -- 1.6%
        5    Dominion Resources, Inc.                                   276
       21    PG&E Corp. *                                               296
       16    Pinnacle West Capital Corp.                                532
       16    XCEL Energy, Inc. (l)                                      177
                                                                   --------
                                                                      1,281
             ---------------------------------------------------------------
             Total Common Stocks                                     39,981
             (Cost $46,069)
             ---------------------------------------------------------------

PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITIES -- 1.2%
             U.S. TREASURY NOTES & BONDS,
   $  605      2.13%, 10/31/04 +                                        612
      355      5.38%, 02/15/31 @, +                                     387
             ---------------------------------------------------------------
             Total U.S. Treasury Securities                             999
             (Cost $982)
             ---------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITIES -- 1.1%
             FEDERAL HOME LOAN MORTGAGE CORP.
      295      4.25%, 06/15/05 +                                        311
      155      5.13%, 07/15/12 +                                        165
      315    Federal National Mortgage Association, 7.13%,
               01/15/30 +                                               388
             ---------------------------------------------------------------
             Total U.S. Government Agency Securities                    864
             (Cost $813)
             ---------------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                                   VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 70.4%

             FOREIGN GOVERNMENT SECURITIES -- 0.2%
   $   65    Province of Quebec (Canada), 7.50%, 09/15/29          $     81
       40    Region of Lombardy (Italy), 5.80%, 10/25/32                 42
             ---------------------------------------------------------------
             Total Foreign Government Securities                        123
             (Cost $118)
             ---------------------------------------------------------------
             CORPORATE NOTES & BONDS -- 7.5%
             AEROSPACE -- 0.2%
       20    Northrop Grumman Corp., 7.75%, 02/15/31                     24
       25    Raytheon Co., 6.55%, 03/15/10                               27
       65    United Technologies Corp., 6.10%, 05/15/12                  73
                                                                   --------
                                                                        124

             AUTOMOTIVE -- 0.5%
       10    DaimlerChrysler N.A. Holding Corp., 8.50%,
               01/18/31 +                                                12
       50    Ford Motor Co., 7.45%, 07/16/31 +                           43
      170    Ford Motor Credit Co., 7.38%, 02/01/11 +                   165
             General Motors Acceptance Corp.,
      190      7.25%, 03/02/11                                          195
       10      8.00%, 11/01/31                                           10
                                                                   --------
                                                                        425

             BANKING -- 1.1%
       25    Abbey National Capital Trust I, 8.96%,
               12/31/49, FRN +                                           31
       75    ABN-AMRO North American Holding Preferred                   77
             Capital Repackage Trust I, 6.52%, 12/29/49, FRN, # +
             Bank of America Corp.,
       90      7.40%, 01/15/11 +                                        107
       40      4.88%, 09/15/12 +                                         40
       35    Bank One Corp., 7.88%, 08/01/10 +                           42
             Barclays Bank PLC (United Kingdom),
       30      6.86%, 9/30/49, FRN, # +                                  31
       45      8.55%, 9/30/49, FRN, # +                                  55
       30    ForeningsSparbanken AB (Sweden), 9.00%,
               12/31/49, SUB, #                                          35
       45    Golden West Financial Corp., 4.75%, 10/01/12                45
       40    KBC Bank Fund Trust III, 9.86%, 12/31/49, FRN, #            49
       40    National City Bank, 6.20%, 12/15/11                         44
       45    Royal Bank of Scotland Group PLC (United
             Kingdom), 7.65%, 12/31/49, FRN                              52
       35    Standard Chartered Bank (United Kingdom), 8.00%,
               05/30/31, #                                               41
       55    SunTrust Banks, Inc., 6.38%, 04/01/11                       61
       50    U.S. Bank N.A., 6.38%, 08/01/11                             56
        5    Wells Fargo & Co., 5.00%, 11/15/14                           5
       60    Wells Fargo Bank, N.A., 6.45%, 02/01/11                     67
                                                                   --------
                                                                        838

             BROADCASTING/CABLE -- 0.1%
       60    COX Communications, Inc., 6.75%, 03/15/11 +                 65

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CHEMICALS -- 0.0%
   $   30    The Dow Chemical Co., 7.38%, 11/01/29 +               $     32

             DIVERSIFIED -- 0.3%
             General Electric Capital Corp.,
      190      5.88%, 02/15/12, Ser. A, MTN                             203
       10      6.75%, 03/15/32, Ser. A, MTN                              11
                                                                   --------
                                                                        214

             FINANCIAL SERVICES -- 1.8%
             American General Finance Corp.,
       15      4.50%, 11/15/07, Ser. H, MTN +                            15
       35      5.38%, 10/01/12, Ser. H, MTN +                            36
       80    CIT Group, Inc., 6.50%, 02/07/06 +                          84
       55    Citigroup, Inc., 6.63%, 06/15/32 +                          60
       60    Countrywide Home Loans, Inc., 5.63%,
               05/15/07, Ser. K, MTN +                                   64
             Credit Suisse First Boston USA, Inc.,
       30      6.50%, 01/15/12 +                                         32
       10      7.13%, 07/15/32 +                                         11
       35    Goldman Sachs Group, Inc., 6.60%, 01/15/12                  39
               Household Finance Corp.,
        5      8.00%, 07/15/10                                            6
      120      6.75%, 05/15/11                                          129
        5      7.00%, 05/15/12                                            5
       15      6.38%, 11/27/12                                           16
      130    HSBC Capital Funding LP (Channel Islands), 9.55%,
               12/31/49, FRN, #                                         160
       40    ING Capital Funding Trust III, 8.44%, 12/31/49, FRN         47
       30    John Hancock Funds, 6.50%, 03/01/11, #                      32
       30    Lehman Brothers Holdings, Inc., 6.63%, 01/18/12             33
       20    Morgan Stanley, 6.60%, 04/01/12                             22
       95    Morgan Stanley Dean Witter & Co., 5.80%, 04/01/07          103
       30    Prudential Holdings LLC, 8.70%, 12/18/23, #                 35
               Targeted Return Index (TRAINS),
       96      6.02%, 01/25/07, Ser. 2002-5, FRN, #                     102
      188      6.96%, 01/15/12, Ser. 2002-10, FRN, #                    211
       65    UBS Preferred Funding Trust I, 8.62%, 10/29/49,
               FRN                                                       79
       65    Washington Mutual Bank FA, 6.88%, 06/15/11                  73
                                                                   --------
                                                                      1,394

             FOOD/BEVERAGE PRODUCTS -- 0.1%
        5    Ahold Finance USA, Inc., 6.88%, 05/01/29 +                   5
       35    Archer Daniels Midland Co., 5.94%, 10/01/32 +               35
       30    ConAgra Foods, Inc., 6.75%, 09/15/11 +                      34
       35    Kraft Foods, Inc., 6.25%, 06/01/12                          39
                                                                   --------
                                                                        113

             INSURANCE -- 0.2%
       20    AIG SunAmerica Global Financing IX, 6.90%,
               03/15/32, # +                                             23
       45    AXA (France), 8.60%, 12/15/30 +                             51
       50    Metlife, Inc., 6.13%, 12/01/11                              54

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
             Nationwide Financial Services,
   $   20      6.25%, 11/15/11                                     $     21
       35      5.90%, 07/01/12                                           36
       15    UnumProvident Corp., 7.38%, 06/15/32                        13
                                                                   --------
                                                                        198

             MACHINERY & ENGINEERING EQUIPMENT -- 0.0%
       20    Deere & Co., 6.95%, 04/25/14 +                              24

             MULTI-MEDIA -- 0.2%
      105    AOL Time Warner, Inc., 7.63%, 04/15/31 +                   108
       15    Viacom, Inc., 7.88%, 07/30/30                               19
                                                                   --------
                                                                        127

             OIL & GAS -- 0.4%
       20    Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
               11/01/31 +                                                23
       55    Anadarko Finance Co., 7.50%, 05/01/31, Ser. B +             66
       55    Conoco Funding Co. (Canada), 7.25%, 10/15/31 +              64
       45    Devon Financing Corp., ULC, 7.88%, 09/30/31 +               53
       60    Occidental Petroleum Corp., 6.75%, 01/15/12                 69
       20    Transocean, Inc., 6.63%, 04/15/11                           22
       50    Valero Energy Corp., 6.88%, 04/15/12                        52
                                                                   --------
                                                                        349

             PAPER/FOREST PRODUCTS -- 0.2%
       30    International Paper Co., 6.75%, 09/01/11                    33
             Westvaco Corp.,
       10      8.20%, 01/15/30                                           12
       15      7.95%, 02/15/31                                           17
             Weyerhaeuser Co.,
       50      6.75%, 03/15/12                                           55
       25      7.38%, 03/15/32                                           27
                                                                   --------
                                                                        144

             PIPELINES -- 0.1%
        5    Kinder Morgan Energy Partners LP, 7.40%, 03/15/31            5
       35    Kinder Morgan, Inc., 6.50%, 09/01/12, #                     37
       30    TransCanada Pipelines LTD (Canada) (Yankee),
               8.63%, 05/15/12                                           37
                                                                   --------
                                                                         79

             RETAILING -- 0.6%
       30    Albertson's, Inc., 7.50%, 02/15/11 +                        35
       15    Federated Department Stores, Inc., 7.00%, 02/15/28 +        16
             Kroger Co.,
        5      6.80%, 04/01/11                                            5
       45      7.50%, 04/01/31                                           50
       35    Safeway, Inc., 6.50%, 03/01/11                              38
       10    Sears Roebuck Acceptance Corp., 7.00%, 06/01/32              8
      200    Target Corp., 6.40%, 02/15/03 +                            202
       10    The May Department Stores Co., 6.90%, 01/15/32              10
      110    Wal-Mart Stores, Inc., 6.55%, 08/10/04                     118
                                                                   --------
                                                                        482

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SHIPPING/TRANSPORTATION -- 0.3%
   $   60    Burlington Northern Santa Fe Corp., 6.75%,
               07/15/11 +                                          $     68
       50    CSX Corp., 6.30%, 03/15/12 +                                55
       65    Norfolk Southern Corp., 6.75%, 02/15/11                     73
       60    Union Pacific Corp., 6.65%, 01/15/11                        68
                                                                   --------
                                                                        264

             TELECOMMUNICATIONS -- 1.0%
        5    AT&T Broadband Corp., 8.38%, 03/15/13 +                      6
               AT&T Corp.,
        1      6.00%, 03/15/09 +                                          1
       65      6.50%, 03/15/13 +                                         65
       40    AT&T Wireless Services, Inc., 8.75%, 03/01/31 +             39
       40    BellSouth Capital Funding, 7.88%, 02/15/30 +                49
       75    British Telecom PLC (United Kingdom), 8.88%,
               12/15/30, FRN, +                                          96
       30    Citizens Communications Co., 9.25%, 05/15/11 +              36
       45    Deutsche Telekom International Finance BV (The
               Netherlands), 8.50%, 06/15/10, SUB +                      52
       30    France Telecom SA (France), 9.25%, 03/01/11, SUB            35
       15    Koninklijke KPN NV (The Netherlands), 8.00%,
               10/01/10                                                  18
       80    SBC Communications, Inc., 5.88%, 02/01/12                   86
       65    Sprint Capital Corp., 7.63%, 01/30/11                       62
       80    TCI Communications, Inc., 7.88%, 02/15/26                   82
       45    Telefonica Europe BV (The Netherlands), 7.75%,
               09/15/10                                                  52
      100    Verizon Global Funding Corp., 7.75%, 12/01/30              115
       15    Verizon New York, Inc., 6.88%, 04/01/12, Ser. A             17
       20    Vodafone Group PLC (United Kingdom), 7.88%,
               02/15/30                                                  24
                                                                   --------
                                                                        835

             UTILITIES -- 0.4%
       65    Consolidated Edison Co. of New York, 5.63%,
               07/01/12, Ser. 2002-A +                                   69
       50    Dominion Resources, Inc., 8.13%, 06/15/10, Ser. A +         58
       35    Florida Power & Light Co., 4.85%, 02/01/13 +                36
       35    MidAmerican Energy Holdings Co., 6.75%, 12/30/31            36
       25    National Rural Utilities Cooperative Finance Corp.,
               7.25%, 03/01/12, Ser. C, MTN                              29
       35    Pepco Holdings, Inc., 6.45%, 08/15/12, #                    37
       15    Progress Energy, Inc., 7.10%, 03/01/11                      17
                                                                   --------
                                                                        282
             --------------------------------------------------------------
             Total Corporate Notes & Bonds                            5,989
             (Cost $5,618)
             --------------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 18.1%
             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 18.1%
             Federal Home Loan Mortgage Corp.,
  $   490      6.50%, 02/01/13, Gold Pool E00532 +                 $    520
    1,000      6.00%, 01/15/18, Gold Pool, TBA                        1,045
    1,000      6.00%, 01/15/33, Gold Pool, TBA                        1,034
             Federal National Mortgage Association,
    2,000      6.50%, 01/15/33, TBA                                   2,082
    2,245      6.00%, 01/25/33, TBA                                   2,320
    1,000      7.00%, 01/25/33, TBA                                   1,052
    5,500      5.50%, 02/25/33, TBA                                   5,584
             Government National Mortgage Association,
      325      6.50%, 12/15/27, Pool 454102                             342
      500      6.00%, 01/15/32, TBA                                     520
             ---------------------------------------------------------------
             Total Residential Mortgage Backed Securities            14,499
             (Cost $14,342)
             ---------------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.4%
      385    Bear Stearns Commercial Mortgage Securities,
               6.48%, 02/15/35, Ser. 2001-TOP2, Class A2 +              437
      600    LB-UBS Commercial Mortgage Trust, 6.46%,
               03/15/31, Ser. 2002-C1, Class A4                         675
             ---------------------------------------------------------------
             Total Commercial Mortgage Backed Securities              1,112
             (Cost $998)
             ---------------------------------------------------------------
             ASSET BACKED SECURITIES -- 2.9%
      400    American Express Master Trust, 5.90%, 04/15/04,
               Ser. 1998-1, Class A +                                   407
      545    AmeriCredit Automobile Receivables Trust, 5.37%,
               06/12/08, Ser. 2001-B, Class A4 +                        576
      385    Honda Auto Receivables Owner Trust, 5.56%,
               06/19/06, Ser. 2001-1, Class A4                          400
      885    MBNA Credit Card Master Note Trust, 5.75%,
               10/15/08, Ser. 2001-A1, Class A1                         967
             ---------------------------------------------------------------
             Total Asset Backed Securities                            2,350
             (Cost $2,210)
----------------------------------------------------------------------------
             Total Long-Term Investments                             65,917
             (Cost $71,150)
----------------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 17.8%

             U.S. TREASURY SECURITY -- 0.1%
       65    U.S. Treasury Note, 3.00%, 11/30/03 @                       66
             (Cost $66)
             ---------------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 17.7%
   14,158    JPMorgan Prime Money Market Fund (a)+                   14,158
             (Cost $14,158)
----------------------------------------------------------------------------
             Total Short-Term Investments                            14,224
             (Cost $14,224)
----------------------------------------------------------------------------
             Total Investments -- 100.0%                           $ 80,141
             (Cost $85,374)
----------------------------------------------------------------------------

                       See notes to financial statements.

   SHARES    COLLATERAL INVESTMENTS                                   VALUE
----------------------------------------------------------------------------
----------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    1,000    Evergreen Institutional Money Market Fund             $  1,000
    1,000    Federated Prime Value Money Market Fund                  1,000
    3,426    JPMorgan Prime Money Market Fund (a)                     3,426
    1,000    AIM Short Term Investment Co.-Liquid                     1,000
                                                                   --------
                                                                   $  6,426
                                                                   ========

Futures Contracts
(Amounts in thousands, except number of contracts)

                                                               NOTIONAL      UNREALIZED
  NUMBER                                                       VALUE AT    APPRECIATION/
    OF                                           EXPIRATION    12/31/02   (DEPRECIATION)
 CONTRACTS   DESCRIPTION                            DATE         (USD)         (USD)
------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
         1   S & P 500 Index                    March, 2003    $    220            $  (4)
         6   Treasury Bills                     March, 2003         676               16
        14   2 Year Treasury Notes              March, 2003        3013               37

             SHORT FUTURES OUTSTANDING
       (20)  5 Year Treasury Notes              March, 2003      (2,265)             (56)
        (6)  10 Year Treasury Notes             March, 2003        (690)             (14)

                       See notes to financial statements.

JPMORGAN CAPITAL GROWTH FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.8%

             COMMON STOCKS -- 99.6%
             AIRLINES -- 0.9%
      273    SkyWest, Inc.                                         $  3,562

             APPAREL -- 1.5%
      168    Jones Apparel Group, Inc. *                              5,965

             BANKING -- 2.3%
       52    M&T Bank Corp.                                           4,087
      114    TCF Financial Corp.                                      4,998
                                                                   --------
                                                                      9,085

             BIOTECHNOLOGY -- 4.5%
      147    Gilead Sciences, Inc. * (l)                              5,001
       67    ICOS Corp. *                                             1,566
      137    IDEC Pharmaceuticals Corp. * (l)                         4,554
      187    MedImmune, Inc. *                                        5,076
      104    Myriad Genetics, Inc. *                                  1,513
                                                                   --------
                                                                     17,710

             BROADCASTING/CABLE -- 1.7%
      345    Mediacom Communications Corp. * (l)                      3,036
      157    Univision Communications, Inc., Class A * (l)            3,856
                                                                   --------
                                                                      6,892

             BUSINESS SERVICES -- 7.8%
      119    ChoicePoint, Inc. * (l)                                  4,706
       66    Cintas Corp.                                             3,028
       85    CSG Systems International, Inc. *                        1,153
      148    Equifax, Inc.                                            3,420
      113    Hewitt Associates, Inc., Class A *                       3,594
       94    Iron Mountain, Inc. *                                    3,106
      174    Moody's Corp.                                            7,172
      202    SunGard Data Systems, Inc. *                             4,760
                                                                   --------
                                                                     30,939

             COMPUTER NETWORKS -- 1.1%
      432    Network Appliance, Inc. *                                4,316

             COMPUTER SOFTWARE -- 8.2%
      115    Adobe Systems, Inc.                                      2,845
      167    Affiliated Computer Services, Inc., Class A * (l)        8,797
      333    BEA Systems, Inc. * (l)                                  3,815
       78    Electronic Arts, Inc. * (l)                              3,897
      113    Intuit, Inc. *                                           5,321
      120    National Instruments Corp. *                             3,886
      234    Rational Software Corp. *                                2,429
       92    VERITAS Software Corp. * (l)                             1,440
                                                                   --------
                                                                     32,430

             COMPUTERS/COMPUTER HARDWARE -- 1.9%
      193    Apple Computer, Inc. *                                   2,760
       93    Emulex Corp. *                                           1,731
      108    Tech Data Corp. *                                        2,921
                                                                   --------
                                                                      7,412

             CONSTRUCTION -- 1.1%
       86    Lennar Corp. (l)                                         4,422

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CONSTRUCTION MATERIALS -- 1.8%
       97    American Standard Companies, Inc. * (l)               $  6,929

             CONSUMER SERVICES -- 0.5%
       43    Weight Watchers International, Inc. * (l)                1,963

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.8%
      114    Amphenol Corp., Class A *                                4,339
      134    Jabil Circuit, Inc. * (l)                                2,398
      379    Vishay Intertechnology, Inc. *                           4,233
                                                                   --------
                                                                     10,970

             ENTERTAINMENT/LEISURE -- 2.1%
      143    Harrah's Entertainment, Inc. *                           5,671
       67    International Speedway Corp., Class A                    2,480
                                                                   --------
                                                                      8,151

             FINANCIAL SERVICES -- 2.9%
      123    A.G. Edwards, Inc.                                       4,046
      235    Stilwell Financial, Inc. *                               3,070
      167    T. Rowe Price Group, Inc.                                4,556
                                                                   --------
                                                                     11,672

             FOOD/BEVERAGE PRODUCTS -- 2.2%
      332    Pepsi Bottling Group, Inc.                               8,540

             HEALTH CARE/HEALTH CARE SERVICES -- 18.8%
      100    Anthem, Inc. *                                           6,315
      192    Biomet, Inc.                                             5,511
      289    Caremark Rx, Inc. *                                      4,696
       84    Dentsply International, Inc.                             3,123
      475    Health Management Associates, Inc., Class A              8,497
      187    Laboratory Corp. of America Holdings * (l)               4,355
      157    Manor Care, Inc. *                                       2,920
      371    Omnicare, Inc.                                           8,848
      197    Oxford Health Plans, Inc. *                              7,170
      275    Priority Healthcare Corp., Class B *                     6,380
      111    Stryker Corp.                                            7,423
       74    Varian Medical Systems, Inc. *                           3,685
       80    WellPoint Health Networks, Inc. *                        5,671
                                                                   --------
                                                                     74,594

             INSURANCE -- 1.8%
      130    HCC Insurance Holdings, Inc.                             3,197
      101    Radian Group, Inc.                                       3,741
                                                                   --------
                                                                      6,938

             INTERNET SERVICES/SOFTWARE -- 2.3%
       56    Expedia, Inc., Class A * (l)                             3,758
      159    Network Associates, Inc. *                               2,560
       68    Symantec Corp. * (l)                                     2,771
                                                                   --------
                                                                      9,089

             MULTI-MEDIA -- 1.4%
      249    Cox Radio, Inc., Class A *                               5,682

             OIL & GAS -- 5.3%
       83    ENSCO International, Inc. (l)                            2,441
      161    FMC Technologies, Inc. *                                 3,290
       81    Nabors Industries LTD (Barbados) *                       2,839

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
      117    Pioneer Natural Resources Co. * (l)                   $  2,954
      127    Pogo Producing Co.                                       4,715
      129    Talisman Energy, Inc. (Canada)                           4,662
                                                                   --------
                                                                     20,901
             PHARMACEUTICALS -- 4.3%
      170    AmerisourceBergen Corp.                                  9,211
      104    Medicis Pharmaceutical Corp., Class A * (l)              5,146
      166    Vertex Pharmaceuticals, Inc. *                           2,628
                                                                   --------
                                                                     16,985
             RESTAURANTS/FOOD SERVICES -- 3.9%
      270    Brinker International, Inc. *                            8,695
      225    CBRL Group, Inc. (l)                                     6,779
                                                                   --------
                                                                     15,474
             RETAILING -- 11.4%
      104    Abercrombie & Fitch Co., Class A *                       2,134
      146    Amazon.com, Inc. * (l)                                   2,762
      182    Bed Bath & Beyond, Inc. *                                6,299
      173    CarMax, Inc. *                                           3,098
       75    CDW Computer Centers, Inc. * (l)                         3,267
      155    Circuit City Stores, Inc.                                1,148
      129    Family Dollar Stores                                     4,021
      124    Fastenal Co. (l)                                         4,625
      273    Office Depot, Inc. *                                     4,022
      217    Staples, Inc. *                                          3,969
      355    The TJX Companies, Inc.                                  6,929
       51    Whole Foods Market, Inc. *                               2,687
                                                                   --------
                                                                     44,961
             SEMI-CONDUCTORS -- 6.1%
      346    Altera Corp. *                                           4,273
      162    Broadcom Corp., Class A * (l)                            2,437
      166    Intersil Corp., Class A *                                2,317
      145    KLA-Tencor Corp. * (l)                                   5,123
      222    Microchip Technology, Inc.                               5,423
      170    Novellus Systems, Inc. *                                 4,774
                                                                   --------
                                                                     24,347
             SHIPPING/TRANSPORTATION -- 1.0%
      131    C.H. Robinson Worldwide, Inc.                            4,087
             ---------------------------------------------------------------
             Total Common Stocks                                    394,016
             (Cost $397,454)
             ---------------------------------------------------------------

             WARRANTS -- 0.2%
             INTERNET SERVICES/SOFTWARE -- 0.2%
       25    Expedia, Inc., expires 2/4/09                              902
             (Cost $0)
----------------------------------------------------------------------------
             Total Long-Term Investments                            394,918
             (Cost $397,454)
----------------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 0.2%

             MONEY MARKET FUND -- 0.2%
      986    JPMorgan Prime Money Market Fund (a)                       986
             (Cost $986)
----------------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $398,440)                                       $395,904
----------------------------------------------------------------------------

                       See notes to financial statements.

   SHARES    COLLATERAL INVESTMENTS                                   VALUE
----------------------------------------------------------------------------
             MONEY MARKETS FUNDS (c)
   15,000    Evergreen Institutional Money Market Fund             $ 15,000
   15,000    Federated Prime Value Money Market Fund                 15,000
   14,688    JPMorgan Prime Money Market Fund (a)                    14,688
    1,000    AIM Short Term Investment Co.-Liquid                     1,000
                                                                   --------
                                                                   $ 45,688
                                                                   ========

                       See notes to financial statements.

JPMORGAN CORE EQUITY FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMMON STOCKS -- 99.8%
             AEROSPACE -- 1.6%
       10    Lockheed Martin Corp.                                 $    566
        9    United Technologies Corp.                                  557
                                                                   --------
                                                                      1,123

             APPAREL -- 1.1%
        9    Jones Apparel Group, Inc. *                                314
       11    Nike, Inc., Class B                                        484
                                                                   --------
                                                                        798

             AUTOMOTIVE -- 0.6%
        6    Johnson Controls, Inc.                                     449

             BANKING -- 3.6%
       24    Bank One Corp.                                             886
       11    FleetBoston Financial Corp.                                265
       56    U.S. Bancorp                                             1,180
        7    Wells Fargo & Co.                                          305
                                                                   --------
                                                                      2,636

             BIOTECHNOLOGY -- 1.9%
       19    Amgen, Inc. *                                              940
       17    MedImmune, Inc. *                                          450
                                                                   --------
                                                                      1,390

             BUSINESS SERVICES -- 0.9%
       22    Accenture LTD, (Bermuda), Class A *                        391
       22    Cendant Corp. *                                            228
                                                                   --------
                                                                        619

             CHEMICALS -- 1.3%
       10    Air Products & Chemicals, Inc.                             415
        6    PPG Industries, Inc.                                       311
        4    Praxair, Inc.                                              251
                                                                   --------
                                                                        977

             COMPUTER NETWORKS -- 2.4%
      128    Cisco Systems, Inc. *                                    1,682
        5    Network Appliance, Inc. *                                   53
                                                                   --------
                                                                      1,735

             COMPUTER SOFTWARE -- 4.2%
       54    Microsoft Corp. *                                        2,796
       24    Oracle Corp. *                                             264
                                                                   --------
                                                                      3,060

             COMPUTERS/COMPUTER HARDWARE -- 3.7%
       24    Dell Computer Corp. *                                      633
       24    Hewlett-Packard Co.                                        420
       15    International Business Machines Corp.                    1,182
       17    NCR Corp. *                                                411
                                                                   --------
                                                                      2,646

             CONSUMER PRODUCTS -- 3.9%
       19    Philip Morris Companies, Inc.                              778
       14    Procter & Gamble Co.                                     1,203
       27    The Gillette Co.                                           829
                                                                   --------
                                                                      2,810

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             DIVERSIFIED -- 6.0%
       84    General Electric Co.                                  $  2,053
      136    Tyco International LTD (Bermuda)                         2,328
                                                                   --------
                                                                      4,381

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
        8    Emerson Electric Co.                                       384

             ENVIRONMENTAL SERVICES -- 1.4%
       43    Waste Management, Inc.                                     978

             FINANCIAL SERVICES -- 11.7%
       20    Capital One Financial Corp.                                603
       13    Charter One Financial, Inc.                                387
       14    CIT Group, Inc.                                            276
       86    Citigroup, Inc.                                          3,041
       24    Countrywide Financial Corp.                              1,263
       24    Freddie Mac                                              1,419
        9    Goldman Sachs Group, Inc.                                  644
       19    Morgan Stanley                                             739
                                                                   --------
                                                                      8,372

             FOOD/BEVERAGE PRODUCTS -- 3.2%
       19    Kraft Foods, Inc., Class A                                 732
       18    The Coca-Cola Co.                                          809
       13    Unilever NV, N.Y. Registered Shares (The
               Netherlands)                                             784
                                                                   --------
                                                                      2,325

             HEALTH CARE/HEALTH CARE SERVICES -- 1.2%
       11    Becton, Dickinson & Co.                                    342
       12    Guidant Corp. *                                            367
        5    HCA, Inc.                                                  195
                                                                   --------
                                                                        904

             HOTELS/OTHER LODGING -- 0.3%
        7    Marriott International, Inc., Class A                      233

             INSURANCE -- 4.0%
       15    Ambac Financial Group, Inc.                                830
       12    American International Group, Inc.                         717
       32    AON Corp.                                                  597
       10    CIGNA Corp.                                                405
       26    Travelers Property Casualty Corp., Class A *               380
                                                                   --------
                                                                      2,929

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
       13    Ingersoll-Rand Co., LTD, (Bermuda), Class A                564

             MANUFACTURING -- 0.4%
       13    Honeywell International, Inc.                              300

             METALS/MINING -- 0.8%
       26    Alcoa, Inc.                                                599

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MULTI-MEDIA -- 5.7%
       39    AOL Time Warner, Inc. *                               $    516
       40    Comcast Corp., Class A *                                   954
       20    Comcast Corp., Special Class A *                           445
      103    Liberty Media Corp., Class A *                             920
        4    Tribune Co.                                                200
       27    Viacom, Inc., Class B *                                  1,082
                                                                   --------
                                                                      4,117

             OIL & GAS -- 8.1%
        7    Anadarko Petroleum Corp.                                   311
       16    ChevronTexaco Corp.                                      1,087
       17    ConocoPhillips                                             808
       15    Cooper Cameron Corp. *                                     762
        8    Devon Energy Corp.                                         383
       39    ExxonMobil Corp.                                         1,376
       19    GlobalSantaFe Corp.                                        462
       29    Rowan Companies, Inc.                                      656
                                                                   --------
                                                                      5,845

             PACKAGING -- 0.4%
       21    Smurfit-Stone Container Corp. *                            322

             PAPER/FOREST PRODUCTS -- 0.4%
        7    Temple-Inland, Inc.                                        323

             PHARMACEUTICALS -- 9.7%
       22    Abbott Laboratories                                        884
        9    Bristol-Myers Squibb Co.                                   219
       16    Eli Lilly & Co.                                          1,013
       18    Johnson & Johnson                                          972
       47    Pfizer, Inc.                                             1,446
       27    Pharmacia Corp.                                          1,112
       13    Schering-Plough Corp.                                      297
       26    Wyeth                                                      987
                                                                   --------
                                                                      6,930

             RETAILING -- 5.7%
       11    Abercrombie & Fitch Co., Class A *                         215
        7    Costco Wholesale Corp. *                                   202
       12    CVS Corp.                                                  307
       45    Home Depot, Inc.                                         1,069
       14    Target Corp.                                               431
       23    The TJX Companies, Inc.                                    446
       29    Wal-Mart Stores, Inc.                                    1,454
                                                                   --------
                                                                      4,124

             SEMI-CONDUCTORS -- 3.7%
       50    Altera Corp. *                                             613
       21    Analog Devices, Inc. *                                     506
       15    Applied Materials, Inc. *                                  197
       55    Intel Corp.                                                849
       19    Intersil Corp., Class A *                                  265
        3    Linear Technology Corp.                                     73
       10    Xilinx, Inc. *                                             197
                                                                   --------
                                                                      2,700

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             TELECOMMUNICATIONS -- 4.4%
      120    American Tower Corp., Class A *                       $    425
        6    AT&T Corp.                                                 147
       27    SBC Communications, Inc.                                   718
       18    Sprint Corp. - FON Group                                   259
       79    Sprint Corp. - PCS Group *                                 348
       34    Verizon Communications, Inc.                             1,326
                                                                   --------
                                                                      3,223

             TELECOMMUNICATIONS EQUIPMENT -- 0.4%
       17    Nokia OYJ, ADR (Finland)                                   267

             TOYS & GAMES -- 2.0%
       76    Mattel, Inc.                                             1,457

             UTILITIES -- 3.8%
       11    Dominion Resources, Inc.                                   585
       59    PG&E Corp. *                                               817
       30    Pinnacle West Capital Corp.                              1,017
       52    Sierra Pacific Resources                                   341
                                                                   --------
                                                                      2,760
             ---------------------------------------------------------------
             Total Common Stocks
             (Cost $84,541)                                          72,280
             ---------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 0.2%

PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.2%
   $  150    U.S. Treasury Note, 3.00%, 11/30/03 @                      152
             (Cost $152)
----------------------------------------------------------------------------
             Total Investments -- 100.0%                           $ 72,432
             (Cost $84,693)
----------------------------------------------------------------------------

FUTURES CONTRACTS
(AMOUNTS IN THOUSANDS, EXCEPT NUMBER OF CONTRACTS)

                                                               NOTIONAL      UNREALIZED
  NUMBER                                                       VALUE AT    APPRECIATION/
    OF                                           EXPIRATION    12/31/02   (DEPRECIATION)
 CONTRACTS   DESCRIPTION                            DATE         (USD)         (USD)
------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
      7      S & P 500 Index                    March, 2003    $ 1,538             $ (15)

                       See notes to financial statements.

JPMORGAN DISCIPLINED EQUITY FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.3%

             COMMON STOCKS -- 99.3%
             AEROSPACE -- 1.9%
        5    General Dynamics Corp.                                $    365
       78    Lockheed Martin Corp.                                    4,499
       20    Northrop Grumman Corp.                                   1,959
      104    The Boeing Co.                                           3,444
      144    United Technologies Corp.                                8,932
                                                                   --------
                                                                     19,199

             AGRICULTURAL PRODUCTION/SERVICES -- 0.2%
      124    Monsanto Co.                                             2,383

             APPAREL -- 0.6%
      111    Jones Apparel Group, Inc. *                              3,923
       40    Nike, Inc., Class B (l)                                  1,770
                                                                   --------
                                                                      5,693

             AUTOMOTIVE -- 1.4%
       15    Delphi Corp.                                               118
      293    Ford Motor Co.                                           2,722
      125    General Motors Corp. (l)                                 4,589
       39    Harley-Davidson, Inc.                                    1,816
       18    Johnson Controls, Inc.                                   1,459
       54    Lear Corp. *                                             1,780
       24    Paccar, Inc.                                             1,116
                                                                   --------
                                                                     13,600

             BANKING -- 6.3%
        4    AmSouth Bancorp                                             67
       32    Bank of America Corp.                                    2,233
      284    Bank One Corp.                                          10,388
        0^^  City National Corp.                                         18
       42    Compass Bancshares, Inc.                                 1,301
       11    FirstMerit Corp.                                           247
      369    FleetBoston Financial Corp.                              8,974
       77    GreenPoint Financial Corp.                               3,479
       48    Hibernia Corp., Class A                                    923
       72    Marshall & Ilsley Corp.                                  1,982
       69    Mellon Financial Corp.                                   1,802
       20    North Fork Bancorporation, Inc.                            685
      124    PNC Financial Services Group, Inc.                       5,208
       15    SouthTrust Corp.                                           370
       84    SunTrust Banks, Inc.                                     4,787
       22    TCF Financial Corp.                                        939
      603    U.S. Bancorp                                            12,793
      188    Washington Mutual, Inc.                                  6,478
                                                                   --------
                                                                     62,674

             BIOTECHNOLOGY -- 1.5%
      216    Amgen, Inc. *                                           10,423
        8    Gilead Sciences, Inc. *                                    258
       97    Human Genome Sciences, Inc. *                              857
      110    MedImmune, Inc. *                                        2,978
                                                                   --------
                                                                     14,516

             BROADCASTING/CABLE -- 0.1%
       16    Clear Channel Communications, Inc. *                       600

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BUSINESS SERVICES -- 1.1%
      139    Automatic Data Processing, Inc.                       $  5,440
      221    Cendant Corp. *                                          2,320
       22    Cintas Corp.                                             1,002
       17    Computer Sciences Corp. *                                  589
       40    First Data Corp.                                         1,427
        2    Paychex, Inc.                                               59
                                                                   --------
                                                                     10,837

             CHEMICALS -- 1.4%
       98    Air Products & Chemicals, Inc.                           4,202
       61    Eastman Chemical Co.                                     2,243
       97    PPG Industries, Inc.                                     4,840
       20    Praxair, Inc.                                            1,161
        7    Rohm & Haas Co. (l)                                        231
       39    The Dow Chemical Co.                                     1,146
                                                                   --------
                                                                     13,823

             COMPUTER NETWORKS -- 1.4%
    1,059    Cisco Systems, Inc. *                                   13,876

             COMPUTER SOFTWARE -- 5.0%
       34    Electronic Arts, Inc. * (l)                              1,712
      819    Microsoft Corp. *                                       42,358
      516    Oracle Corp. *                                           5,571
        4    Siebel Systems, Inc. *                                      31
                                                                   --------
                                                                     49,672

             COMPUTERS/COMPUTER HARDWARE -- 4.0%
      345    Dell Computer Corp. *                                    9,231
      592    Hewlett-Packard Co. (l)                                 10,284
      222    International Business Machines Corp.                   17,197
        6    Lexmark International, Inc. *                              375
      127    NCR Corp. *                                              3,015
                                                                   --------
                                                                     40,102

             CONSTRUCTION MATERIALS -- 0.3%
      145    Masco Corp.                                              3,046

             CONSUMER PRODUCTS -- 4.9%
       12    Black & Decker Corp.                                       493
       32    Colgate-Palmolive Co.                                    1,678
       18    Fortune Brands, Inc. (l)                                   823
       46    Kimberly-Clark Corp.                                     2,193
      362    Philip Morris Companies, Inc.                           14,676
      256    Procter & Gamble Co.                                    21,992
      237    The Gillette Co.                                         7,180
                                                                   --------
                                                                     49,035

             CONSUMER SERVICES -- 0.0%
       33    BearingPoint, Inc. *                                       228

             DIVERSIFIED -- 4.2%
    1,309    General Electric Co.                                    31,865
      578    Tyco International LTD (Bermuda)                         9,867
                                                                   --------
                                                                     41,732

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ENTERTAINMENT/LEISURE -- 0.7%
      204    Carnival Corp. (l)                                    $  5,082
       57    Harrah's Entertainment, Inc. *                           2,245
       10    Park Place Entertainment Corp. *                            81
                                                                   --------
                                                                      7,408

             ENVIRONMENTAL SERVICES -- 0.4%
      159    Waste Management, Inc.                                   3,640

             FINANCIAL SERVICES -- 8.8%
       91    American Express Co.                                     3,227
      192    Capital One Financial Corp. (l)                          5,697
      133    CIT Group, Inc.                                          2,611
      907    Citigroup, Inc.                                         31,930
      197    Countrywide Financial Corp.                             10,149
      291    E*TRADE Group, Inc. *                                    1,412
       76    Fannie Mae                                               4,883
      176    Freddie Mac                                             10,381
        2    Golden West Financial Corp.                                151
       30    Goldman Sachs Group, Inc.                                2,050
       77    Household International, Inc.                            2,144
       24    Merrill Lynch & Co., Inc.                                  907
      128    Morgan Stanley                                           5,098
      599    The Charles Schwab Corp.                                 6,499
                                                                   --------
                                                                     87,139

             FOOD/BEVERAGE PRODUCTS -- 3.8%
       76    Archer Daniels Midland Co.                                 936
        8    Del Monte Foods Co. *                                       59
       14    H.J. Heinz Co.                                             450
       76    Kellogg Co.                                              2,594
      126    Kraft Foods, Inc., Class A                               4,910
      111    PepsiCo, Inc.                                            4,686
       89    Sysco Corp.                                              2,645
      492    The Coca-Cola Co.                                       21,565
                                                                   --------
                                                                     37,845

             HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
       83    Baxter International, Inc. (l)                           2,335
      140    Becton, Dickinson & Co.                                  4,281
       17    Biomet, Inc.                                               476
       41    Boston Scientific Corp. *                                1,731
       28    C.R. Bard, Inc.                                          1,607
       54    Cardinal Health, Inc. (l)                                3,190
       30    Guidant Corp. *                                            926
      139    HCA, Inc.                                                5,759
       19    McKesson Corp.                                             516
       78    Medtronic, Inc.                                          3,548
       72    St. Jude Medical, Inc. *                                 2,852
        6    Stryker Corp.                                              416
       77    Tenet Healthcare Corp. *                                 1,266
       39    WellPoint Health Networks, Inc. *                        2,740
                                                                   --------
                                                                     31,643

             HOTELS/OTHER LODGING -- 0.0%
        7    Marriott International, Inc., Class A                      240

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             INDUSTRIAL COMPONENTS -- 0.1%
       21    SPX Corp. *                                           $    779

             INSURANCE -- 5.4%
      107    Aetna, Inc.                                              4,383
       93    Ambac Financial Group, Inc.                              5,208
      216    American International Group, Inc.                      12,501
      105    AON Corp. (l)                                            1,978
       62    CIGNA Corp.                                              2,533
        6    John Hancock Financial Services, Inc.                      179
       82    MBIA, Inc.                                               3,583
      101    Metlife, Inc.                                            2,742
       21    Protective Life Corp.                                      570
      184    The Allstate Corp.                                       6,788
       68    Torchmark Corp.                                          2,499
      577    Travelers Property Casualty Corp., Class A *             8,450
      115    UnumProvident Corp.                                      2,008
                                                                   --------
                                                                     53,422

             INTERNET SERVICES/SOFTWARE -- 0.4%
       65    eBay, Inc. *                                             4,408

             MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
       20    Deere & Co.                                                894
       85    Ingersoll-Rand Co., LTD, (Bermuda), Class A              3,665
       24    Rockwell Automation, Inc.                                  505
                                                                   --------
                                                                      5,064

             MANUFACTURING -- 0.9%
       43    3M Co.                                                   5,253
       11    Cooper Industries LTD, Class A                             408
        4    Danaher Corp.                                              263
       16    Eaton Corp.                                              1,211
       63    Honeywell International, Inc.                            1,514
                                                                   --------
                                                                      8,649

             METALS/MINING -- 0.7%
      312    Alcoa, Inc.                                              7,105

             MULTI-MEDIA -- 4.1%
      508    AOL Time Warner, Inc. *                                  6,650
      158    Comcast Corp., Class A * (l)                             3,717
      164    Comcast Corp., Special Class A *                         3,693
       23    Fox Entertainment Group, Inc., Class A *                   602
       43    Gannett Co., Inc.                                        3,102
      104    Liberty Media Corp., Class A *                             931
      201    The Walt Disney Co.                                      3,285
      122    Tribune Co.                                              5,564
      315    Viacom, Inc., Class B * (l)                             12,851
                                                                   --------
                                                                     40,395

             OFFICE/BUSINESS EQUIPMENT -- 0.0%
        5    Pitney Bowes, Inc.                                         150

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- 6.1%
      110    Anadarko Petroleum Corp.                              $  5,264
       93    Baker Hughes, Inc.                                       2,997
      119    ChevronTexaco Corp.                                      7,911
      194    ConocoPhillips                                           9,393
       76    Cooper Cameron Corp. *                                   3,771
       37    Devon Energy Corp.                                       1,712
       14    Diamond Offshore Drilling, Inc.                            312
        5    ENSCO International, Inc.                                  135
      710    ExxonMobil Corp.                                        24,798
      118    Rowan Companies, Inc.                                    2,683
       44    Transocean, Inc.                                         1,014
       17    Valero Energy Corp.                                        635
                                                                   --------
                                                                     60,625

             PACKAGING -- 0.0%
       15    Smurfit-Stone Container Corp. *                            234

             PAPER/FOREST PRODUCTS -- 0.2%
        5    Bowater, Inc. (l)                                          214
       41    Temple-Inland, Inc.                                      1,814
        7    Weyerhaeuser Co. (l)                                       330
                                                                   --------
                                                                      2,358

             PHARMACEUTICALS -- 9.6%
      321    Abbott Laboratories                                     12,848
      279    Bristol-Myers Squibb Co.                                 6,468
       94    Eli Lilly & Co.                                          5,982
       40    Forest Laboratories, Inc. *                              3,948
      293    Johnson & Johnson                                       15,736
      161    Merck & Co., Inc.                                        9,097
      700    Pfizer, Inc. (l)                                        21,386
      296    Pharmacia Corp.                                         12,352
      128    Schering-Plough Corp.                                    2,842
       34    Vertex Pharmaceuticals, Inc. *                             544
      145    Wyeth                                                    5,412
                                                                   --------
                                                                     96,615

             PHOTOGRAPHIC EQUIPMENT -- 0.1%
       34    Eastman Kodak Co. (l)                                    1,195

             PIPELINES -- 0.1%
       88    El Paso Corp. (l)                                          609

             PRINTING & PUBLISHING -- 0.1%
       13    The McGraw-Hill Companies, Inc.                            762

             REAL ESTATE INVESTMENT TRUST -- 0.3%
        5    Apartment Investment & Management Co., Class A             195
       24    Archstone-Smith Trust                                      567
        8    Developers Diversified Realty Corp.                        180
       18    General Growth Properties, Inc.                            952
       12    Highwoods Properties, Inc.                                 261
       15    ProLogis                                                   375

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
       27    The Rouse Co.                                         $    843
        6    United Dominion Realty Trust, Inc.                          95
                                                                   --------
                                                                      3,468

             RESTAURANTS/FOOD SERVICES -- 0.5%
       18    Wendy's International, Inc. (l)                            474
      192    Yum! Brands, Inc. *                                      4,660
                                                                   --------
                                                                      5,134

             RETAILING -- 6.7%
      146    Abercrombie & Fitch Co., Class A *                       2,991
       62    Bed Bath & Beyond, Inc. *                                2,124
      218    CVS Corp.                                                5,441
      106    Federated Department Stores, Inc. *                      3,057
      356    Home Depot, Inc.                                         8,539
      111    Kohl's Corp. *                                           6,227
      109    Lowe's Companies, Inc. (l)                               4,076
       14    Sears, Roebuck & Co. (l)                                   331
      194    Target Corp.                                             5,808
      101    The Gap, Inc. (l)                                        1,563
       93    The TJX Companies, Inc.                                  1,823
      478    Wal-Mart Stores, Inc.                                   24,134
       32    Walgreen Co.                                               937
                                                                   --------
                                                                     67,051

             SEMI-CONDUCTORS -- 3.0%
      321    Altera Corp. *                                           3,952
       38    Analog Devices, Inc. *                                     905
      169    Applied Materials, Inc. *                                2,206
      942    Intel Corp.                                             14,658
       86    Intersil Corp., Class A *                                1,196
       61    Linear Technology Corp.                                  1,561
       45    Maxim Integrated Products, Inc.                          1,497
       77    Micron Technology, Inc. * (l)                              746
       13    QLogic Corp. * (l)                                         456
        2    Teradyne, Inc. *                                            29
       32    Texas Instruments, Inc.                                    482
      118    Xilinx, Inc. * (l)                                       2,439
                                                                   --------
                                                                     30,127

             SHIPPING/TRANSPORTATION -- 1.5%
       69    Burlington Northern Santa Fe Corp.                       1,802
       35    CSX Corp.                                                  985
       24    FedEx Corp.                                              1,290
       23    Norfolk Southern Corp.                                     452
       25    Union Pacific Corp.                                      1,485
      135    United Parcel Service, Inc., Class B                     8,516
                                                                   --------
                                                                     14,530

             STEEL -- 0.1%
       69    United States Steel Corp.                                  907

             TELECOMMUNICATIONS -- 4.1%
       99    AT&T Corp.                                               2,580
      580    AT&T Wireless Services, Inc. *                           3,278
      210    BellSouth Corp.                                          5,440
      142    Qwest Communications International, Inc. *                 708

                       See notes to financial statements.

   SHARES    ISSUER                                                   VALUE
----------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             TELECOMMUNICATIONS -- CONTINUED
      415    SBC Communications, Inc.                              $ 11,259
       70    Sprint Corp. - FON Group (l)                             1,012
      274    Sprint Corp. - PCS Group * (l)                           1,198
      383    Verizon Communications, Inc.                            14,856
                                                                   --------
                                                                     40,331

             TELECOMMUNICATIONS EQUIPMENT -- 0.7%
      647    Lucent Technologies, Inc. *                                815
      511    Motorola, Inc.                                           4,423
       39    QUALCOMM, Inc. *                                         1,434
                                                                   --------
                                                                      6,672

             TOYS & GAMES -- 0.1%
       68    Hasbro, Inc. (l)                                           782

             UTILITIES -- 2.8%
        5    Ameren Corp.                                               220
       50    American Electric Power Co., Inc. (l)                    1,364
      173    Centerpoint Energy, Inc.                                 1,472
        1    CMS Energy Corp. (l)                                         7
       27    Consolidated Edison, Inc.                                1,148
       90    Constellation Energy Group, Inc. (l)                     2,504
       11    Dominion Resources, Inc.                                   593
       96    DTE Energy Co.                                           4,467
       54    Edison International *                                     642
       65    Pepco Holdings, Inc.                                     1,253
      297    PG&E Corp. *                                             4,124
       62    Pinnacle West Capital Corp.                              2,107
       11    PPL Corp.                                                  375
       46    Progress Energy, Inc.                                    1,990
       72    Public Service Enterprise Group, Inc. (l)                2,311
      255    XCEL Energy, Inc. (l)                                    2,804
                                                                   --------
                                                                     27,381

             WHOLESALING -- 0.0%
        7    W.W. Grainger, Inc.                                        361
             --------------------------------------------------------------
             Total Common Stocks                                    988,045
             (Cost $1,022,326)
---------------------------------------------------------------------------

     SHORT-TERM INVESTMENTS -- 0.7%

PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.2%
   $1,510    U.S. Treasury Note, 4.75%, 1/31/03 @                     1,514
             (Cost $1,513)
---------------------------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 0.5%
    4,928    JPMorgan Prime Money Market Fund (a)                     4,928
             (Cost $4,928)
---------------------------------------------------------------------------
             Total Short-Term Investments                             6,442
             (Cost $6,441)
---------------------------------------------------------------------------
             Total Investments -- 100.0%                           $994,487
             (Cost $1,028,767)
---------------------------------------------------------------------------

                       See notes to financial statements.

   SHARES    COLLATERAL INVESTMENTS                                   VALUE
----------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
   41,375    JPMorgan Prime Money Market Fund (a)                  $ 41,375
   13,742    AIM Short Term Investment Co-Liquid                     13,742
                                                                   --------
                                                                   $ 55,117
                                                                   ========

Futures Contracts
(Amounts in thousands, except number of contracts)

                                                               NOTIONAL      UNREALIZED
 NUMBER                                                        VALUE AT    APPRECIATION/
   OF                                            EXPIRATION    12/31/02   (DEPRECIATION)
CONTRACTS    DESCRIPTION                            DATE         (USD)         (USD)
------------------------------------------------------------------------------------------
             Long Futures Outstanding
       31    S & P 500 Index                    March, 2003    $ 6,811         $ (123)

                       See notes to financial statements.

JPMORGAN DISCIPLINED EQUITY VALUE
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.7%

             COMMON STOCKS -- 99.7%

             AEROSPACE -- 2.4%
        1    General Dynamics Corp.                        $     111
        4    Lockheed Martin Corp.                               208
        2    Northrop Grumman Corp.                              155
        4    The Boeing Co. (l)                                  119
        5    United Technologies Corp.                           303
                                                           ---------
                                                                 896

             AGRICULTURAL PRODUCTION/SERVICES -- 0.3%
        6    Monsanto Co.                                        106

             APPAREL -- 0.6%
        5    Jones Apparel Group, Inc. *                         174
        1    Nike, Inc., Class B                                  62
                                                           ---------
                                                                 236

             AUTOMOTIVE -- 2.2%
        9    Delphi Corp.                                         73
       25    Ford Motor Co. (l)                                  228
        7    General Motors Corp. (l)                            251
        1    Harley-Davidson, Inc.                                23
        1    Johnson Controls, Inc.                               80
        3    Lear Corp. *                                         83
        1    Paccar, Inc.                                         65
                                                           ---------
                                                                 803

             BANKING -- 14.1%
        5    AmSouth Bancorp                                      90
        0^^  Astoria Financial Corp.                              11
        8    Bank of America Corp.                               550
       16    Bank One Corp.                                      568
        2    Banknorth Group, Inc.                                52
        1    City National Corp.                                  44
        1    Comerica, Inc.                                       52
        2    Compass Bancshares, Inc.                             75
        1    Cullen/Frost Bankers, Inc.                           36
        0^^  First Tennessee National Corp.                       11
        1    FirstMerit Corp.                                     28
       18    FleetBoston Financial Corp.                         437
        6    GreenPoint Financial Corp.                          248
        6    Hibernia Corp., Class A                             123
        4    KeyCorp                                             108
        4    Marshall & Ilsley Corp.                             101
        6    Mellon Financial Corp.                              167
        1    North Fork Bancorporation, Inc.                      40
        2    Northern Trust Corp.                                 77
        7    PNC Financial Services Group, Inc.                  289
        4    SouthTrust Corp.                                     89
        5    SunTrust Banks, Inc.                                290
        1    TCF Financial Corp.                                  61
       31    U.S. Bancorp                                        655
        6    Wachovia Corp.                                      233
       12    Washington Mutual, Inc.                             411

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             BANKING  -- CONTINUED
        6    Wells Fargo & Co.                             $     295
        1    Wilmington Trust Corp.                               22
                                                           ---------
                                                               5,163

             BIOTECHNOLOGY -- 0.4%
        1    Amgen, Inc. *                                        53
        4    Human Genome Sciences, Inc. *                        31
        2    MedImmune, Inc. *                                    60
                                                           ---------
                                                                 144

             BROADCASTING/CABLE -- 0.3%
        1    Clear Channel Communications, Inc. *                 22
        3    Cox Communications, Inc., Class A *                  74
                                                           ---------
                                                                  96

             BUSINESS SERVICES -- 0.4%
        1    Automatic Data Processing, Inc.                      27
       10    Cendant Corp. * (l)                                 109
                                                           ---------
                                                                 136

             CHEMICALS -- 2.7%
        4    Air Products & Chemicals, Inc.                      162
        3    E.I. DuPont de Nemours & Co.                        123
        3    Eastman Chemical Co.                                 92
        2    Lyondell Chemical Co.                                27
        5    PPG Industries, Inc.                                226
        2    Praxair, Inc.                                       121
        2    Rohm & Haas Co.                                      68
        6    The Dow Chemical Co.                                184
                                                           ---------
                                                               1,003

             COMPUTER NETWORKS -- 0.3%
        7    Cisco Systems, Inc. *                                92
        1    Juniper Networks, Inc. * (l)                          6
                                                           ---------
                                                                  98

             COMPUTER SOFTWARE -- 0.4%
        1    Electronic Arts, Inc. * (l)                          60
        2    Microsoft Corp. *                                    77
                                                           ---------
                                                                 137

             COMPUTERS/COMPUTER HARDWARE -- 3.5%
       33    Hewlett-Packard Co. (l)                             568
        8    International Business Machines Corp.               628
        4    NCR Corp. *                                         102
                                                           ---------
                                                               1,298

             CONSTRUCTION MATERIALS -- 0.3%
        0^^  American Standard Companies, Inc. *                   7
        5    Masco Corp.                                         112
                                                           ---------
                                                                 119

             CONSUMER PRODUCTS -- 4.0%
        1    Black & Decker Corp.                                 51
        1    Fortune Brands, Inc.                                 60
        2    Kimberly-Clark Corp.                                 71
        1    Newell Rubbermaid, Inc.                              15
       11    Philip Morris Companies, Inc.                       454

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- CONTINUED
        7    Procter & Gamble Co.                          $     577
        8    The Gillette Co.                                    237
                                                           ---------
                                                               1,465

             CONSUMER SERVICES -- 0.0%
        2    BearingPoint, Inc. *                                 14

             DIVERSIFIED -- 0.7%
        4    General Electric Co.                                 85
       11    Tyco International LTD (Bermuda)                    180
                                                           ---------
                                                                 265

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
        1    Agilent Technologies, Inc. *                         14
        3    Emerson Electric Co.                                148
                                                           ---------
                                                                 162

             ENTERTAINMENT/LEISURE -- 0.7%
        4    Carnival Corp. (l)                                  108
        2    Harrah's Entertainment, Inc. *                       83
        6    Park Place Entertainment Corp. *                     51
                                                           ---------
                                                                 242

             ENVIRONMENTAL SERVICES -- 0.4%
        7    Waste Management, Inc.                              160

             FINANCIAL SERVICES -- 10.3%
        2    A.G. Edwards, Inc.                                   56
        1    American Express Co.                                 32
        0^^  AmeriCredit Corp. *                                   2
        5    Capital One Financial Corp. (l)                     152
        6    CIT Group, Inc. (l)                                 110
       48    Citigroup, Inc.                                   1,675
        8    Countrywide Financial Corp.                         398
       11    E*TRADE Group, Inc. *                                52
        3    Freddie Mac                                         195
        1    Golden West Financial Corp.                          57
        1    Goldman Sachs Group, Inc.                            95
        4    Household International, Inc.                       114
        1    Legg Mason, Inc.                                     24
        6    Merrill Lynch & Co., Inc.                           228
        9    Morgan Stanley                                      375
        2    Prudential Financial, Inc.                           70
       13    The Charles Schwab Corp.                            141
                                                           ---------
                                                               3,776

             FOOD/BEVERAGE PRODUCTS -- 2.2%
        5    Archer Daniels Midland Co.                           64
        1    Del Monte Foods Co. *                                11
        3    H.J. Heinz Co.                                      102
        0^^  Hershey Foods Corp.                                   7
        3    Kellogg Co.                                         110
        6    Kraft Foods, Inc., Class A                          230
        7    The Coca-Cola Co.                                   302
                                                           ---------
                                                                 826

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- 0.8%
        0^^  Baxter International, Inc.                    $       3
        5    Becton, Dickinson & Co.                             150
        2    HCA, Inc.                                            71
        0^^  McKesson Corp.                                        5
        0^^  St. Jude Medical, Inc. *                             16
        1    Tenet Healthcare Corp. *                             10
        0^^  WellPoint Health Networks, Inc. *                    21
                                                           ---------
                                                                 276

             HOTELS/OTHER LODGING -- 0.1%
        1    Marriott International, Inc., Class A                30

             INDUSTRIAL COMPONENTS -- 0.1%
        1    SPX Corp. *                                          22

             INSURANCE -- 7.1%
        5    Aetna, Inc. (l)                                     193
        3    Ambac Financial Group, Inc. (l)                     174
        7    American International Group, Inc.                  400
        6    AON Corp. (l)                                       115
        3    CIGNA Corp.                                         115
        2    Hartford Financial Services Group, Inc.              68
        2    Jefferson-Pilot Corp.                                69
        1    John Hancock Financial Services, Inc.                33
        5    MBIA, Inc.                                          211
        4    Metlife, Inc. (l)                                   105
        2    Protective Life Corp.                                44
        1    SAFECO Corp.                                         24
        3    St. Paul Companies, Inc. (l)                         99
       10    The Allstate Corp.                                  371
        3    Torchmark Corp.                                     113
       24    Travelers Property Casualty Corp.,
               Class A * (l)                                     355
        2    Travelers Property Casualty Corp., Class B *         32
        5    UnumProvident Corp.                                  89
                                                           ---------
                                                               2,610

             INTERNET SERVICES/SOFTWARE -- 0.0%
        0^^  eBay, Inc. *                                          7

             MACHINERY & ENGINEERING EQUIPMENT -- 1.0%
        2    Caterpillar, Inc.                                    87
        2    Deere & Co.                                          96
        2    Ingersoll-Rand Co., LTD, (Bermuda),
               Class A (l)                                       100
        3    Rockwell Automation, Inc.                            68
                                                           ---------
                                                                 351

             MANUFACTURING -- 1.2%
        1    3M Co.                                               86
        1    Cooper Industries LTD, Class A                       33
        1    Danaher Corp.                                        39
        1    Eaton Corp.                                          86
        7    Honeywell International, Inc.                       176
        1    ITT Industries, Inc.                                 36
                                                           ---------
                                                                 456

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             METALS/MINING -- 0.8%
       13    Alcoa, Inc.                                   $     301

             MULTI-MEDIA -- 5.8%
       18    AOL Time Warner, Inc. * (l)                         233
       11    Comcast Corp., Class A * (l)                        259
        9    Comcast Corp., Special Class A * (l)                212
        2    Fox Entertainment Group, Inc., Class A *             39
        3    Gannett Co., Inc.                                   237
        0^^  Knight Ridder, Inc.                                  25
       27    Liberty Media Corp., Class A *                      242
       16    The Walt Disney Co.                                 262
        4    Tribune Co.                                         186
       11    Viacom, Inc., Class B * (l)                         437
                                                           ---------
                                                               2,132

             OFFICE/BUSINESS EQUIPMENT -- 0.1%
        1    Pitney Bowes, Inc.                                   29

             OIL & GAS -- 10.7%
        4    Anadarko Petroleum Corp.                            177
       10    ChevronTexaco Corp.                                 685
       13    ConocoPhillips                                      619
        2    Cooper Cameron Corp. *                               90
        4    Devon Energy Corp.                                  170
        0^^  Diamond Offshore Drilling, Inc.                       2
        0^^  ENSCO International, Inc.                             6
       57    ExxonMobil Corp.                                  1,991
        4    Rowan Companies, Inc.                                86
        1    Transocean, Inc.                                     21
        1    Valero Energy Corp.                                  41
                                                           ---------
                                                               3,888

             PACKAGING -- 0.3%
        6    Smurfit-Stone Container Corp. *                      99

             PAPER/FOREST PRODUCTS -- 0.9%
        1    Bowater, Inc.                                        59
        3    Georgia-Pacific Corp.                                53
        3    Temple-Inland, Inc.                                 126
        2    Weyerhaeuser Co. (l)                                 98
                                                           ---------
                                                                 336

             PHARMACEUTICALS -- 2.5%
        3    Abbott Laboratories                                 116
       11    Bristol-Myers Squibb Co.                            263
        0^^  Eli Lilly & Co.                                      13
        0^^  Forest Laboratories, Inc. *                          39
        4    Merck & Co., Inc.                                   232
        1    Pharmacia Corp.                                      59
        7    Schering-Plough Corp.                               149
        1    Vertex Pharmaceuticals, Inc. *                       13
        1    Watson Pharmaceuticals, Inc. *                       28
                                                           ---------
                                                                 912

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             PHOTOGRAPHIC EQUIPMENT -- 0.2%
        2    Eastman Kodak Co.                             $      60

             PIPELINES -- 0.1%
        7    El Paso Corp.                                        50

             PRINTING & PUBLISHING -- 0.0%
        0^^  The McGraw-Hill Companies, Inc.                       6

             REAL ESTATE INVESTMENT TRUST -- 2.1%
        2    AMB Property Corp.                                   41
        1    Apartment Investment & Management Co.,
               Class A                                            19
        3    Archstone-Smith Trust                                75
        1    Arden Realty, Inc.                                   27
        1    Camden Property Trust                                23
        1    CarrAmerica Realty Corp.                             28
        1    Chelsea Property Group, Inc.                         20
        2    Crescent Real Estate Equities Co.                    30
        1    Developers Diversified Realty Corp.                  29
        1    Equity Office Properties Trust                       12
        1    General Growth Properties, Inc.                      73
        1    Highwoods Properties, Inc.                           22
        1    Kimco Realty Corp.                                   43
        3    ProLogis                                             80
        4    Simon Property Group, Inc.                          125
        2    The Rouse Co.                                        51
        2    United Dominion Realty Trust, Inc.                   38
        1    Vornado Realty Trust                                 52
                                                           ---------
                                                                 788

             RESTAURANTS/FOOD SERVICES -- 0.6%
        4    McDonald's Corp.                                     68
        1    Wendy's International, Inc.                          24
        6    Yum! Brands, Inc. *                                 136
                                                           ---------
                                                                 228

             RETAILING -- 2.1%
        5    Abercrombie & Fitch Co., Class A *                  102
        8    CVS Corp.                                           199
        4    Federated Department Stores, Inc. *                 127
        4    Home Depot, Inc.                                     93
        1    Kohl's Corp. *                                       73
        0^^  Lowe's Companies, Inc.                               11
        1    Pier 1 Imports, Inc.                                 19
        1    Sears, Roebuck & Co. (l)                             34
        2    Target Corp.                                         45
        3    The May Department Stores Co.                        76
        0^^  The TJX Companies, Inc.                               6
                                                           ---------
                                                                 785

             SEMI-CONDUCTORS -- 0.4%
        6    Altera Corp. *                                       74
        0^^  Linear Technology Corp.                               3
        0^^  Maxim Integrated Products, Inc.                       3
        1    Micron Technology, Inc. * (l)                        13

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
        1    QLogic Corp. * (l)                            $      28
        2    Xilinx, Inc. * (l)                                   37
                                                           ---------
                                                                 158

             SHIPPING/TRANSPORTATION -- 1.3%
        4    Burlington Northern Santa Fe Corp.                  101
        2    CSX Corp.                                            57
        3    FedEx Corp. (l)                                     136
        3    Norfolk Southern Corp.                               62
        2    Union Pacific Corp.                                 137
                                                           ---------
                                                                 493

             STEEL -- 0.1%
        3    United States Steel Corp.                            37

             TELECOMMUNICATIONS -- 7.7%
        2    Alltel Corp.                                        102
        7    AT&T Corp.                                          178
       19    AT&T Wireless Services, Inc. *                      108
       15    BellSouth Corp.                                     385
        4    General Motors - Hughes Electronics Corp.,
               Class H                                            46
        4    Qwest Communications International, Inc. *           20
       31    SBC Communications, Inc.                            833
        9    Sprint Corp. - FON Group                            133
        9    Sprint Corp. - PCS Group * (l)                       40
        1    Tellabs, Inc. *                                       4
       25    Verizon Communications, Inc.                        970
                                                           ---------
                                                               2,819

             TELECOMMUNICATIONS EQUIPMENT -- 0.5%
        0^^  Corning, Inc. *                                       1
       41    Lucent Technologies, Inc. * (l)                      52
       16    Motorola, Inc.                                      135
                                                           ---------
                                                                 188

             TOYS & GAMES -- 0.4%
        4    Hasbro, Inc.                                         40
        5    Mattel, Inc.                                         92
                                                           ---------
                                                                 132

             UTILITIES -- 6.0%
        2    Ameren Corp.                                         83
        6    American Electric Power Co., Inc. (l)               156
        3    Calpine Corp. * (l)                                  10
        7    Centerpoint Energy, Inc.                             61
        3    Consolidated Edison, Inc.                           146
        4    Constellation Energy Group, Inc. (l)                106
        5    Dominion Resources, Inc.                            252
        5    DTE Energy Co.                                      217
        9    Edison International *                              110
        2    Exelon Corp.                                        111
        5    FirstEnergy Corp.                                   162
        0^^  NiSource, Inc. (l)                                    8
        3    Pepco Holdings, Inc.                                 62
       10    PG&E Corp. *                                        145
        3    Pinnacle West Capital Corp.                         102

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
       3     PPL Corp.                                     $      87
       4     Progress Energy, Inc.                               168
       3     Public Service Enterprise Group, Inc.               100
      12     XCEL Energy, Inc. (l)                               128
                                                           ---------
                                                               2,214
             WHOLESALING -- 0.2%
       1     W.W. Grainger, Inc.                                  72
             -------------------------------------------------------
             Total Common Stocks                              36,624
             (Cost $40,027)
--------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 0.3%

             MONEY MARKET FUND -- 0.3%
      125    JPMorgan Prime Money Market Fund (a)                125
             (Cost $125)
--------------------------------------------------------------------
             Total Investments -- 100.0%                   $  36,749
             (Cost $40,152)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    1,000    Evergreen Institutional Money Market Fund     $   1,000
    1,000    Federated Prime Value Money Market Fund           1,000
    2,182    JPMorgan Prime Money Market Fund (a)              2,182
                                                           ---------
                                                           $   4,182
                                                           =========

                       See notes to financial statements.

JPMORGAN DIVERSIFIED FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 88.1%

             COMMON STOCKS -- 58.3%

             AEROSPACE -- 0.9%
        2    DRS Technologies, Inc. *                      $      56
        3    General Dynamics Corp.                              246
       21    Lockheed Martin Corp.                             1,236
        5    Northrop Grumman Corp.                              485
        9    Thales SA (France)                                  228
       27    The Boeing Co.                                      881
        4    Triumph Group, Inc. *                               133
       40    United Technologies Corp.                         2,458
                                                           ---------
                                                               5,723

             AGRICULTURAL PRODUCTION/SERVICES -- 0.2%
       20    Imperial Tobacco Group PLC (United Kingdom)         344
       34    Monsanto Co.                                        661
                                                           ---------
                                                               1,005

             APPAREL -- 0.4%
        2    Adidas-Salomon AG (Germany)                         179
        3    Columbia Sportswear Co. *                           132
       34    Jones Apparel Group, Inc. *                       1,202
       15    Nike, Inc., Class B                                 649
        3    Tommy Hilfiger Corp. (Hong Kong) *                   21
                                                           ---------
                                                               2,183

             AUTOMOTIVE -- 0.9%
        2    American Axle & Manufacturing Holdings,
               Inc. *                                             44
       80    Ford Motor Co.                                      746
       34    General Motors Corp.                              1,239
       10    Harley-Davidson, Inc.                               448
       27    Honda Motor Co., LTD (Japan)                        984
        5    Johnson Controls, Inc.                              409
       14    Lear Corp. *                                        476
        5    Lithia Motors, Inc., Class A *                       73
        5    Michelin (C.G.D.E.) (France), Class B               157
        3    Monaco Coach Corp. *                                 50
        5    National R.V. Holdings, Inc. *                       29
        3    Navistar International Corp. * (l)                   77
        1    Oshkosh Truck Corp.                                  92
        4    Paccar, Inc.                                        189
        2    Superior Industries International, Inc.              63
       38    TI Automotive LTD (United Kingdom),
               Class A * (f)                                       0
       14    Valeo SA (France)                                   425
        4    Wabash National Corp. *                              38
                                                           ---------
                                                               5,539

             BANKING -- 4.4%
        1    Allegiant Bancorp, Inc.                              14
       10    AmSouth Bancorp                                     184
        2    Astoria Financial Corp.                              41
      116    Banco Bilbao Vizcaya Argentaria SA (Spain)        1,114
       10    Bank of America Corp.                               668
        3    Bank of Hawaii Corp.                                 88
       80    Bank One Corp.                                    2,914
        3    Banner Corp.                                         63
       48    Barclays PLC (United Kingdom)                       297

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BANKING  -- CONTINUED
       30    BNP Paribas (France)                          $   1,223
        3    City National Corp.                                 118
        1    Community Bank System, Inc.                          43
        5    Compass Bancshares, Inc.                            153
       48    Credit Suisse Group (Switzerland) *               1,047
        2    Cullen/Frost Bankers, Inc.                           60
       54    DBS Group Holdings LTD (Singapore)                  342
        4    Doral Financial Corp. (Puerto Rico)                 129
        1    First State Bancorporation                           25
        2    FirstMerit Corp.                                     45
      101    FleetBoston Financial Corp.                       2,442
       19    GreenPoint Financial Corp.                          845
       13    Hibernia Corp., Class A                             248
       69    HSBC Holdings PLC (United Kingdom)                  762
        5    Irwin Financial Corp.                                80
       20    Marshall & Ilsley Corp.                             545
       22    Mellon Financial Corp.                              564
       24    NetBank, Inc. *                                     230
        8    North Fork Bancorporation, Inc.                     280
       31    PNC Financial Services Group, Inc.                1,311
        4    R & G Financial Corp. (Puerto Rico), Class B         91
      309    Resona Holdings, Inc. (Japan) *                     169
        2    Silicon Valley Bancshares *                          41
       13    Societe Generale (France), Class A                  731
        5    SouthTrust Corp.                                    132
        1    Southwest Bancorp of Texas, Inc. *                   33
        4    Sterling Bancshares, Inc.                            43
       28    SunTrust Banks, Inc.                              1,577
        1    Taylor Capital Group, Inc.                           16
        4    TCF Financial Corp.                                 175
      160    U.S. Bancorp                                      3,390
       29    UBS AG (Switzerland) *                            1,416
      324    UniCredito Italiano SPA (Italy)                   1,296
       48    Washington Mutual, Inc.                           1,654
        1    Waypoint Financial Corp.                             26
        1    Wells Fargo & Co.                                    28
        4    West Coast Bancorp                                   60
        3    Westamerica Bancorporation                          132
                                                           ---------
                                                              26,885

             BIOTECHNOLOGY -- 0.7%
       61    Amgen, Inc. *                                     2,939
        3    Charles River Laboratories International,
               Inc. *                                            106
       26    Human Genome Sciences, Inc. *                       228
        3    Integra LifeSciences Holdings Corp. *                45
       35    MedImmune, Inc. *                                   962
        9    Protein Design Labs, Inc. *                          75
        2    Telik, Inc. *                                        19
                                                           ---------
                                                               4,374

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BROADCASTING/CABLE -- 0.1%
       35    British Sky Broadcasting PLC
              (United Kingdom) *                           $     360
        7    Clear Channel Communications, Inc. *                242
        1    Cox Communications, Inc., Class A *                  26
                                                           ---------
                                                                 628

             BUSINESS SERVICES -- 0.6%
        3    Alliance Data Systems Corp. *                        58
       47    Automatic Data Processing, Inc.                   1,848
       57    Cendant Corp. *                                     592
        6    Cintas Corp.                                        270
        5    Computer Sciences Corp. *                           162
       15    First Data Corp.                                    517
        1    G&K Services, Inc., Class A                          37
      157    Hays PLC (United Kingdom)                           235
        7    Spherion Corp. *                                     44
                                                           ---------
                                                               3,763

             CHEMICALS -- 1.1%
       25    Air Products & Chemicals, Inc.                    1,072
        8    Akzo Nobel NV (The Netherlands)                     258
        4    Cytec Industries, Inc. *                            102
       16    Eastman Chemical Co.                                603
        1    Georgia Gulf Corp.                                   19
       72    Imperial Chemical Industries PLC (United
               Kingdom)                                          268
        8    Lonza Group AG (Switzerland)                        477
        8    Millennium Chemicals, Inc.                           75
      159    Mitsubishi Chemical Corp. (Japan) *                 318
       27    PPG Industries, Inc.                              1,338
        7    Praxair, Inc.                                       416
       70    Reliance Industries LTD (India), GDR, #             867
        1    Rohm & Haas Co.                                      39
        6    Solutia, Inc.                                        23
        4    Symyx Technologies, Inc. *                           51
       14    The Dow Chemical Co.                                410
        4    Wellman, Inc.                                        56
                                                           ---------
                                                               6,392

             COMPUTER NETWORKS -- 0.7%
      301    Cisco Systems, Inc. *                             3,944
        2    Network Appliance, Inc. *                            23
                                                           ---------
                                                               3,967

             COMPUTER SOFTWARE -- 2.4%
        3    Activision, Inc. *                                   50
        1    Anteon International Corp. *                         25
       16    Borland Software Corp. *                            195
        2    CACI International, Inc., Class A *                  61
        5    CompuCom Systems, Inc. *                             30
        2    Computer Programs & Systems, Inc. *                  47
        1    Documentum, Inc. *                                   19
       10    Electronic Arts, Inc. *                             508
        4    ManTech International Corp., Class A *               81
      224    Microsoft Corp. *                                11,555
        4    NetIQ Corp. *                                        52

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER SOFTWARE -- CONTINUED
      138    Oracle Corp. *                                $   1,490
        7    Rational Software Corp. *                            71
        2    Siebel Systems, Inc. *                               13
        2    SRA International, Inc., Class A *                   63
        6    TIBCO Software, Inc. *                               40
        5    Tier Technologies, Inc., Class B *                   84
        3    Veridian Corp. *                                     54
        2    Verisity LTD *                                       35
        7    Witness Systems, Inc. *                              24
                                                           ---------
                                                              14,497

             COMPUTERS/COMPUTER HARDWARE -- 2.0%
       97    Dell Computer Corp. *                             2,599
      273    Fujitsu LTD (Japan)                                 780
      166    Hewlett-Packard Co.                               2,875
        1    Imation Corp. *                                      37
       62    International Business Machines Corp.             4,836
        8    Logica PLC (United Kingdom)                          19
       12    Maxtor Corp. *                                       60
       35    NCR Corp. *                                         826
        6    Synaptics, Inc. *                                    48
        7    Western Digital Corp. *                              48
                                                           ---------
                                                              12,128

             CONSTRUCTION -- 0.1%
        4    EMCOR Group, Inc. *                                 193
        6    Technip-Coflexip SA (France)                        448
                                                           ---------
                                                                 641

             CONSTRUCTION MATERIALS -- 0.2%
        5    ElkCorp.                                             92
       67    Hanson PLC (United Kingdom)                         299
       39    Masco Corp.                                         823
        6    Universal Forest Products, Inc.                     138
                                                           ---------
                                                               1,352

             CONSUMER PRODUCTS -- 2.6%
        5    Alberto-Culver Co., Class B (l)                     229
        3    Black & Decker Corp.                                133
       20    British American Tobacco PLC (United Kingdom)       199
        7    Colgate-Palmolive Co.                               367
        5    Fortune Brands, Inc.                                223
       13    Kimberly-Clark Corp.                                608
      103    Philip Morris Companies, Inc.                     4,183
       73    Procter & Gamble Co.                              6,239
       55    Reckitt Benckiser PLC (United Kingdom)            1,071
       72    The Gillette Co.                                  2,171
        2    WD-40 Co.                                            65
        1    Yankee Candle Co., Inc. *                            12
                                                           ---------
                                                              15,500

             CONSUMER SERVICES -- 0.1%
        8    BearingPoint, Inc. *                                 56
        3    ITT Educational Services, Inc. *                     71
       30    Securitas AB (Sweden), B Shares                     352
                                                           ---------
                                                                 479

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             DISTRIBUTION -- 0.0%
        4    Advanced Marketing Services, Inc.             $      59
      185    Marubeni Corp. (Japan) *                            170
                                                           ---------
                                                                 229

             DIVERSIFIED -- 2.0%
      365    General Electric Co.                              8,881
      177    Tyco International LTD (Bermuda)                  3,028
      231    Wharf Holdings LTD (Hong Kong)                      435
                                                           ---------
                                                              12,344

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
        1    Ametek, Inc.                                         38
        4    Coherent, Inc. *                                     83
        2    Encore Wire Corp. *                                  20
        1    InVision Technologies, Inc. *                        20
       66    Matsushita Electric Industrial Co., LTD
               (Japan)                                           651
      195    Minebea Co., LTD (Japan)                            679
       65    NEC Corp. (Japan)                                   243
        4    Power-One, Inc. *                                    25
        4    Rohm Co., LTD (Japan)                               497
        2    Samsung Electronics Co., LTD (South Korea)          635
                                                           ---------
                                                               2,891

             ENTERTAINMENT/LEISURE -- 0.4%
       55    Carnival Corp. (l)                                1,360
       15    Harrah's Entertainment, Inc. *                      574
       84    P & O Princess Cruises PLC (United Kingdom)         581
       19    Scientific Games Corp., Class A *                   135
        5    WMS Industries, Inc. *                               74
                                                           ---------
                                                               2,724

             ENVIRONMENTAL SERVICES -- 0.4%
        2    Stericycle, Inc. *                                   65
       50    Vivendi Environnement (France)                    1,161
        2    Waste Connections, Inc. *                            68
       44    Waste Management, Inc.                            1,015
                                                           ---------
                                                               2,309

             FINANCIAL SERVICES -- 4.6%
       10    Aiful Corp. (Japan)                                 374
        3    American Capital Strategies LTD                      66
       21    American Express Co.                                735
        4    American Home Mortgage Holdings, Inc.                41
        4    AmeriCredit Corp. *                                  29
       73    Amvescap PLC (United Kingdom)                       465
       54    Capital One Financial Corp. (l)                   1,590
       42    CIT Group, Inc.                                     815
      255    Citigroup, Inc.                                   8,974
       59    Countrywide Financial Corp.                       3,023
       79    Daiwa Securities Group, Inc. (Japan)                351
       72    E*TRADE Group, Inc. *                               350
        9    eSpeed, Inc., Class A *                             155
       28    Fannie Mae                                        1,788
        4    Farmer Mac, Class C *                               115
       46    Freddie Mac                                       2,704
        1    Golden West Financial Corp.                          86

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
       16    Goldman Sachs Group, Inc.                     $   1,069
       20    Grupo Financiero BBVA Bancomer SA de CV
               (Mexico), ADR *                                   305
       22    Household International, Inc.                       601
       15    MBNA Corp.                                          285
        7    Merrill Lynch & Co., Inc.                           266
      0^^    MicroFinancial, Inc.                                  1
       32    Morgan Stanley                                    1,269
        2    New Century Financial Corp. (l)                      47
       69    Shinhan Financial Group Co., LTD (South
               Korea)                                            719
      152    The Charles Schwab Corp.                          1,649
                                                           ---------
                                                              27,872

             FOOD/BEVERAGE PRODUCTS -- 2.5%
       20    Archer Daniels Midland Co.                          250
        5    Del Monte Foods Co. *                                42
      133    Foster's Group LTD (Australia)                      338
       11    H.J. Heinz Co.                                      362
       23    Heineken Holding NV (The Netherlands),
               Class A                                           668
       30    Interbrew SA (Belgium)                              720
       21    Kellogg Co.                                         709
       33    Kraft Foods, Inc., Class A                        1,285
       24    Numico NV (The Netherlands)                         308
       31    PepsiCo, Inc.                                     1,317
        2    Robert Mondavi Corp., Class A *                      56
       24    Sysco Corp.                                         721
      249    Tesco PLC (United Kingdom)                          776
      134    The Coca-Cola Co.                                 5,850
        7    The J.M. Smucker Co.                                265
      158    Unilever PLC (United Kingdom)                     1,504
                                                           ---------
                                                              15,171

             HEALTH CARE/HEALTH CARE SERVICES -- 1.7%
        1    Advanced Neuromodulation Systems, Inc. *             44
       32    Amersham PLC (United Kingdom)                       291
        5    AMN Healthcare Services, Inc. * (l)                  76
       21    Baxter International, Inc. (l)                      574
       37    Becton, Dickinson & Co.                           1,123
        8    Biomet, Inc.                                        215
       14    Boston Scientific Corp. *                           578
        7    C.R. Bard, Inc.                                     383
       15    Cardinal Health, Inc.                               876
        5    Centene Corp. *                                     177
        6    Conceptus, Inc. *                                    74
        2    CTI Molecular Imaging, Inc. *                        58
        7    Guidant Corp. *                                     225
       40    HCA, Inc.                                         1,656
       13    Hooper Holmes, Inc.                                  78
        4    Inveresk Research Group, Inc. *                      81
        2    LifePoint Hospitals, Inc. *                          54
        5    McKesson Corp.                                      130
       27    Medtronic, Inc.                                   1,222
        2    Odyssey Healthcare, Inc. *                           80
        5    Omnicare, Inc.                                      110

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        3    Priority Healthcare Corp., Class B *          $      81
       22    St. Jude Medical, Inc. *                            878
        3    Stryker Corp.                                       188
      0^^    SurModics, Inc. * (l)                                14
        3    TECHNE Corp. *                                       99
       21    Tenet Healthcare Corp. *                            339
        5    United Surgical Partners International,
               Inc. *                                             77
        1    Varian Medical Systems, Inc. *                       30
       11    WellPoint Health Networks, Inc. *                   783
                                                           ---------
                                                              10,594

             HOTELS/OTHER LODGING -- 0.0%
        1    Marriott International, Inc., Class A                39
        2    Orient-Express Hotels LTD (Bermuda),
               Class A *                                          30
                                                           ---------
                                                                  69

             INDUSTRIAL COMPONENTS -- 0.0%
        6    SPX Corp. * (l)                                     210

             INSURANCE -- 3.0%
       64    Aegon NV (The Netherlands)                          829
       30    Aetna, Inc.                                       1,234
       25    Ambac Financial Group, Inc.                       1,395
       58    American International Group, Inc.                3,366
       35    AON Corp.                                           659
       15    CIGNA Corp.                                         621
        3    HCC Insurance Holdings, Inc.                         74
       23    MBIA, Inc.                                        1,022
       31    Metlife, Inc.                                       841
        2    Platinum Underwriters Holdings LTD
               (Bermuda) *                                        61
       10    Protective Life Corp.                               261
      113    Prudential PLC (United Kingdom)                     801
        4    Scottish Annuity & Life Holdings LTD
               (Bermuda)                                          66
       59    Sompo Japan Insurance, Inc. (Japan)                 345
        2    StanCorp Financial Group, Inc.                       88
       56    The Allstate Corp.                                2,083
       17    Torchmark Corp.                                     636
      161    Travelers Property Casualty Corp., Class A *      2,353
        7    Travelers Property Casualty Corp., Class B *         98
       31    UnumProvident Corp.                                 540
        4    W.R. Berkley Corp.                                  160
        7    Zurich Financial Services AG (Switzerland)          626
                                                           ---------
                                                              18,159

             INTERNET SERVICES/SOFTWARE -- 0.2%
       10    Ameritrade Holding Corp. *                           57
       16    eBay, Inc. *                                      1,105
        1    Internet Security Systems, Inc. *                    18
        7    LendingTree, Inc. * (l)                              89
        1    ProQuest Co. *                                       29
                                                           ---------
                                                               1,298

             LEASING -- 0.0%
        4    GATX Corp.                                           84

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.3%
        6    Applied Industrial Technologies, Inc.         $     117
        5    Deere & Co.                                         248
        5    IDEX Corp.                                          157
       21    Ingersoll-Rand Co., LTD, (Bermuda), Class A         922
        2    Kennametal, Inc.                                     81
        2    Nordson Corp.                                        57
        6    Regal-Beloit Corp.                                  123
       15    Rockwell Automation, Inc.                           300
        4    UNOVA, Inc. *                                        23
        1    York International Corp.                             36
                                                           ---------
                                                               2,064

             MANUFACTURING -- 0.6%
       12    3M Co.                                            1,442
       52    Assa Abloy AB, Class B (Sweden)                     596
       50    BBA Group PLC (United Kingdom)                      148
        2    Cooper Industries LTD, Class A                       84
        2    Danaher Corp.                                       105
        3    Eaton Corp.                                         242
       34    Honeywell International, Inc.                       809
        2    Wilson Greatbatch Technologies, Inc. *               48
                                                           ---------
                                                               3,474

             METALS/MINING -- 0.6%
       84    Alcoa, Inc.                                       1,919
      118    Alumina LTD (Australia)                             327
        6    Mueller Industries, Inc. *                          165
       10    Pechiney SA (France), A Shares                      368
        3    Precision Castparts Corp.                            81
        8    Valmont Industries, Inc.                            157
      220    WMC Resources LTD (Australia) *                     522
                                                           ---------
                                                               3,539

             MULTI-MEDIA -- 2.0%
      139    AOL Time Warner, Inc. *                           1,821
       43    Comcast Corp., Class A *                          1,014
       44    Comcast Corp., Special Class A *                    994
        7    Fox Entertainment Group, Inc., Class A *            171
       16    Gannett Co., Inc.                                 1,156
        3    Hearst-Argyle Television, Inc. *                     61
       14    Insight Communications Co., Inc. *                  171
        9    Journal Register Co. *                              159
       33    Liberty Media Corp., Class A *                      297
       54    The Walt Disney Co.                                 884
       32    Tribune Co.                                       1,464
       89    Viacom, Inc., Class B * (l)                       3,631
       16    Wolters Kluwer NV (The Netherlands)                 285
                                                           ---------
                                                              12,108

             OFFICE/BUSINESS EQUIPMENT -- 0.2%
        5    Global Imaging Systems, Inc. *                       93
        5    Herman Miller, Inc.                                  93
        9    Pitney Bowes, Inc.                                  281
       50    Ricoh Co., LTD (Japan)                              821
                                                           ---------
                                                               1,288

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- 3.6%
       32    Anadarko Petroleum Corp.                      $   1,514
       22    Baker Hughes, Inc.                                  715
       66    BP PLC (United Kingdom)                             455
       40    ChevronTexaco Corp.                               2,633
      232    CNOOC LTD (Hong Kong)                               302
       51    ConocoPhillips                                    2,468
       22    Cooper Cameron Corp. *                            1,101
       13    Devon Energy Corp.                                  583
        5    Diamond Offshore Drilling, Inc.                     118
        4    Energen Corp.                                       107
        1    ENSCO International, Inc.                            38
      190    ExxonMobil Corp.                                  6,638
       12    Global Industries LTD *                              52
        6    Gulf Island Fabrication, Inc. *                      96
        2    Lone Star Technologies *                             34
       14    LUKOIL (Russia), ADR                                884
        1    Patterson-UTI Energy, Inc. *                         42
        5    Premcor, Inc. *                                     109
       10    Repsol YPF SA (Spain)                               126
       35    Rowan Companies, Inc.                               785
       50    Shell Transport & Trading Co., PLC (United
               Kingdom)                                          328
        8    Spinnaker Exploration Co. *                         179
        4    Stone Energy Corp. *                                125
       10    Total Fina Elf SA (France)                        1,475
       14    Transocean, Inc.                                    318
        6    Valero Energy Corp.                                 229
        3    W-H Energy Services, Inc. *                          44
        1    Westport Resources Corp. *                           15
        1    Willbros Group, Inc. (Panama) *                      11
        4    XTO Energy, Inc.                                     87
                                                           ---------
                                                              21,611

             PACKAGING -- 0.1%
       28    Crown Cork & Seal Co., Inc. *                       221
        5    Silgan Holdings, Inc. *                             132
       19    Smurfit-Stone Container Corp. *                     293
                                                           ---------
                                                                 646

             PAPER/FOREST PRODUCTS -- 0.2%
        5    Aracruz Celulose SA (Brazil), ADR *                  91
        2    Bowater, Inc.                                       101
        8    Buckeye Technologies, Inc. *                         51
       11    Caraustar Industries, Inc.                          105
        2    Domtar, Inc. (Canada)                                16
        3    Georgia-Pacific Corp.                                53
       31    Stora Enso OYJ (Finland), R Shares                  322
       11    Temple-Inland, Inc.                                 510
                                                           ---------
                                                               1,249

             PHARMACEUTICALS -- 5.6%
        1    aaiPharma, Inc. *                                    20
       89    Abbott Laboratories                               3,540
        2    Adolor Corp. *                                       22
        3    Amylin Pharmaceuticals, Inc. *                       53

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             PHARMACEUTICALS  -- CONTINUED
       23    AstraZeneca PLC (United Kingdom)              $     810
        6    AtheroGenics, Inc. *                                 47
        1    Atrix Laboratories, Inc. *                           14
       82    Bristol-Myers Squibb Co.                          1,891
       25    Chugai Pharmaceutical Co., LTD (Japan)              236
       31    Eli Lilly & Co.                                   1,937
       11    First Horizon Pharmaceutical Corp. *                 80
       12    Forest Laboratories, Inc. *                       1,159
       71    GlaxoSmithKline PLC (United Kingdom)              1,354
       81    Johnson & Johnson                                 4,334
        2    La Jolla Pharmaceutical Co. (PIPE), #                12
        4    Medicines Co. *                                      58
       48    Merck & Co., Inc.                                 2,717
       84    Mitsubishi Pharma Corp. (Japan) *                   605
        4    Neurocrine Biosciences, Inc. *                      163
       35    Novartis AG (Switzerland)                         1,292
      195    Pfizer, Inc.                                      5,948
       82    Pharmacia Corp.                                   3,423
       14    Ranbaxy Laboratories LTD (India), GDR               170
        7    Roche Holding AG (Switzerland)                      474
        3    SangStat Medical Corp. *                             39
        3    Sanofi-Synthelabo SA (France)                       196
       53    Schering-Plough Corp.                             1,168
        2    Scios, Inc. *                                        77
        1    Serono SA (Switzerland)                             318
        4    Taro Pharmaceutical Industries LTD (Israel) *       144
        1    Trimeris, Inc. * (l)                                 41
       10    Vertex Pharmaceuticals, Inc. *                      155
       36    Wyeth                                             1,358
                                                           ---------
                                                              33,855

             PHOTOGRAPHIC EQUIPMENT -- 0.1%
       10    Eastman Kodak Co. (l)                               333

             PIPELINES -- 0.0%
       29    El Paso Corp.                                       203

             PRINTING & PUBLISHING -- 0.0%
        3    The McGraw-Hill Companies, Inc.                     151

             REAL ESTATE -- 0.0%
       19    Sun Hung Kai Properties LTD (Hong Kong)             113

             REAL ESTATE INVESTMENT TRUST -- 0.3%
        4    Apartment Investment & Management Co.,
               Class A                                           150
        6    Archstone-Smith Trust                               148
        2    Centerpoint Properties Corp.                        104
        1    Chelsea Property Group, Inc.                         35
        3    Cousins Properties, Inc.                             86
        3    Developers Diversified Realty Corp.                  73
        3    FBR Asset Investment Corp.                           95
        6    General Growth Properties, Inc.                     322
        3    Highwoods Properties, Inc.                           71

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
        2    Post Properties, Inc.                         $      39
        5    Prentiss Properties Trust                           130
        4    ProLogis                                             98
        7    The Rouse Co.                                       229
        8    United Dominion Realty Trust, Inc.                  138
        2    Ventas, Inc.                                         27
        3    Weingarten Realty Investors                          96
                                                           ---------
                                                               1,841

             RESTAURANTS/FOOD SERVICES -- 0.3%
        3    AFC Enterprises, Inc. *                              63
        2    CEC Entertainment, Inc. *                            71
        1    P.F. Chang's China Bistro, Inc. *                    30
        1    Panera Bread Co., Class A *                          29
        8    Wendy's International, Inc. (l)                     211
       53    Yum! Brands, Inc. *                               1,286
                                                           ---------
                                                               1,690

             RETAILING -- 3.6%
        2    1-800-FLOWERS.COM, Inc., Class A *                   13
       40    Abercrombie & Fitch Co., Class A *                  816
        9    Alloy, Inc. *                                        95
       21    Bed Bath & Beyond, Inc. *                           711
        8    Big 5 Sporting Goods Corp. *                         88
       16    Compagnie Financiere Richemont AG
               (Switzerland), Class A                            302
       61    CVS Corp.                                         1,511
      291    Dixons Group PLC (United Kingdom)                   680
       28    Fast Retailing Co., LTD (Japan)                   1,000
       28    Federated Department Stores, Inc. *                 805
        5    GameStop Corp. *                                     51
      119    Home Depot, Inc.                                  2,856
        7    Insight Enterprises, Inc. *                          56
       11    Ito-Yokado Co., LTD (Japan)                         324
       32    Kohl's Corp. *                                    1,762
        3    Linens 'N Things, Inc. *                             60
       34    Lowe's Companies, Inc.                            1,290
        2    Pacific Sunwear of California, Inc. *                33
        3    School Specialty, Inc. *                             60
        2    Sears, Roebuck & Co. (l)                             57
        5    Shoe Carnival, Inc. *                                72
       56    Target Corp.                                      1,683
       28    The Gap, Inc. (l)                                   427
       23    The TJX Companies, Inc.                             439
      129    Wal-Mart Stores, Inc.                             6,532
       10    Walgreen Co.                                        280
                                                           ---------
                                                              22,003

             SEMI-CONDUCTORS -- 1.6%
       95    Altera Corp. *                                    1,174
       12    Analog Devices, Inc. *                              289
       41    Applied Materials, Inc. * (l)                       530
       30    ASML Holding NV (The Netherlands) *                 253
        6    ATMI, Inc. *                                        116
        8    August Technology Corp. *                            42

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
        2    Axcelis Technologies, Inc. *                  $      13
        0^^  Broadcom Corp., Class A *                             2
        2    Cree, Inc. *                                         30
        5    hi/fn, Inc. *                                        27
        6    Integrated Circuit Systems, Inc. *                  102
      258    Intel Corp.                                       4,014
       30    Intersil Corp., Class A *                           414
       26    Lattice Semiconductor Corp. *                       228
       17    Linear Technology Corp.                             432
       14    Maxim Integrated Products, Inc.                     469
       19    Micron Technology, Inc. * (l)                       182
        8    Monolithic System Technology, Inc. *                101
        6    QLogic Corp. * (l)                                  207
        5    Semtech Corp. *                                      57
        1    Teradyne, Inc. *                                      8
       14    Texas Instruments, Inc.                             216
        2    Varian Semiconductor Equipment
               Associates, Inc. *                                 43
       31    Xilinx, Inc. *                                      628
                                                           ---------
                                                               9,577

             SHIPPING/TRANSPORTATION -- 0.7%
       20    Burlington Northern Santa Fe Corp.                  510
        9    CSX Corp.                                           246
        8    FedEx Corp.                                         455
        6    Norfolk Southern Corp.                              110
        7    Union Pacific Corp.                                 401
       38    United Parcel Service, Inc., Class B              2,379
                                                           ---------
                                                               4,101

             STEEL -- 0.4%
       13    Acerinox SA (Spain)                                 485
      740    Corus Group PLC (United Kingdom) *                  325
       64    JFE Holdings, Inc. (Japan) *                        778
        2    Pohang Iron & Steel Corp. (South Korea), ADR *       36
        8    POSCO (South Korea), ADR                            192
        5    Reliance Steel & Aluminum Co.                       110
       19    United States Steel Corp.                           249
                                                           ---------
                                                               2,175

             TELECOMMUNICATIONS -- 3.2%
       27    AT&T Corp.                                          695
      194    AT&T Wireless Services, Inc. *                    1,093
       60    BellSouth Corp.                                   1,542
      336    BT Group PLC (United Kingdom)                     1,055
        8    Citizens Communications Co. *                        81
       47    Compania Anonima Nacional Telefonos de
               Venezuela (Venezuela) (CANTV), ADR                596
        2    IDT Corp., Class B *                                 28
        4    Intrado, Inc. *                                      42
       14    ITXC Corp. *                                         33
        0^^  KDDI Corp. (Japan)                                  315
      140    Koninklijke KPN NV (The Netherlands) *              911
       10    KT Corp. (South Korea), ADR                         222
        0^^  Nippon Telegraph & Telephone Corp. (Japan)          229
       92    Nokia OYJ (Finland)                               1,455

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             TELECOMMUNICATIONS  -- CONTINUED
       40    Qwest Communications International, Inc. *    $     198
      115    SBC Communications, Inc.                          3,112
       16    SK Telecom Co., LTD (South Korea), ADR              337
       27    Sprint Corp. - FON Group (l)                        390
      110    Sprint Corp. - PCS Group * (l)                      482
       59    Telefonica SA (Spain) *                             525
      112    Verizon Communications, Inc.                      4,351
    1,088    Vodafone Group PLC (United Kingdom)               1,984
                                                           ---------
                                                              19,676

             TELECOMMUNICATIONS EQUIPMENT -- 0.3%
        8    Advanced Fibre Communications, Inc. *               137
        3    C-COR.net Corp. * (l)                                11
        9    CIENA Corp. *                                        44
      186    Lucent Technologies, Inc. *                         234
      148    Motorola, Inc.                                    1,276
       10    QUALCOMM, Inc. *                                    353
        5    Remec, Inc. *                                        19
        1    Spirent PLC (United Kingdom)                          0^^
                                                           ---------
                                                               2,074

             TOYS & GAMES -- 0.1%
       27    Hasbro, Inc. (l)                                    311
        7    JAKKS Pacific, Inc. *                                93
       20    Mattel, Inc.                                        381
                                                           ---------
                                                                 785

             TRANSPORTATION -- 0.1%
       19    TPG NV (The Netherlands)                            304
        2    Werner Enterprises, Inc.                             50
                                                           ---------
                                                                 354

             UTILITIES -- 1.7%
        1    Ameren Corp.                                         50
       13    American Electric Power Co., Inc. (l)               361
        8    Atmos Energy Corp.                                  192
       45    Centerpoint Energy, Inc.                            384
       94    Centrica PLC (United Kingdom)                       259
        2    CMS Energy Corp. (l)                                 15
        5    Consolidated Edison, Inc.                           214
       25    Constellation Energy Group, Inc. (l)                690
        5    Dominion Resources, Inc.                            275
       24    DTE Energy Co.                                    1,104
       18    Edison International *                              218
        3    Great Plains Energy, Inc.                            58
       54    Hong Kong Electric Holdings LTD (Hong Kong)         202
       78    Iberdrola SA (Spain)                              1,098
       18    Pepco Holdings, Inc.                                343
       87    PG&E Corp. *                                      1,211
       18    Pinnacle West Capital Corp.                         607
        4    PPL Corp.                                           142
       17    Progress Energy, Inc.                               741
       20    Public Service Enterprise Group, Inc.               629
       95    Scottish Power PLC (United Kingdom)                 555

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             UTILITIES  -- CONTINUED
       47    Sierra Pacific Resources                      $     308
       73    XCEL Energy, Inc.                                   803
                                                           ---------
                                                              10,459

             WHOLESALING -- 0.0%
        3    W.W. Grainger, Inc.                                 134

             -------------------------------------------------------
             Total Common Stocks                             354,513
             (Cost $338,748)
             -------------------------------------------------------
             PREFERRED STOCKS -- 0.1%

             ENTERTAINMENT/LEISURE -- 0.0%
        5    Six Flags, Inc.                                      85

             MULTI-MEDIA -- 0.1%
       90    News Corp., LTD (Australia)                         486
             -------------------------------------------------------
             Total Preferred Stocks                              571
             (Cost $630)
             -------------------------------------------------------

             INVESTMENT COMPANY -- 0.0%
        3    Gladstone Capital Corp.
               (Cost $46)                                         50
             -------------------------------------------------------

PRINCIPAL
  AMOUNT
             U.S. TREASURY SECURITIES -- 7.9%
             U.S. Treasury Notes & Bonds,
 $ 25,870      2.13%, 08/31/04 @+                             26,159
    9,170      0.00%, 11/15/15, PO +                           4,986
      500      6.00%, 08/15/04 @                                 537
      500      3.50%, 11/15/06 +                                 520
    4,085      3.25%, 08/15/07 +                               4,186
      150      4.88%, 02/15/12 +                                 163
    3,255      4.38%, 08/15/12 +                               3,402
       35      4.00%, 11/15/12 +                                  35
      100      6.13%, 11/15/27 +                                 117
    2,310      6.13%, 08/15/29 +                               2,712
      280      6.25%, 05/15/30 +                                 335
    4,450      5.38%, 02/15/31 +                               4,851
             -------------------------------------------------------
             Total U.S. Treasury Securities                   48,003
             (Cost $46,166)
             -------------------------------------------------------

             U.S. GOVERNMENT AGENCY SECURITIES -- 1.1%
      250    Federal Home Loan Mortgage Corp., 6.25%,
               07/15/32                                          283
             Federal National Mortgage Association,
    3,540      4.38%, 09/15/12                                 3,550
    2,160      7.13%, 01/15/30                                 2,666
             -------------------------------------------------------
             Total U.S. Government Agency Securities           6,499
             (Cost $6,048)
             -------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FOREIGN GOVERNMENT SECURITIES -- 0.3%
   $  375    Province of Quebec (Canada), 7.50%, 09/15/29  $     468
      275    Region of Lombardy (Italy), 5.80%, 10/25/32         286
      108    Republic of Colombia
              (Colombia), 9.75%, 04/09/11                        112
             Russian Federation (Russia),
       35      10.00%, 06/26/07                                   40
       45      8.25%, 03/31/10                                    48
      115      5.00%, 03/31/30, SUB                               91
             United Mexican States (Mexico),
      150      8.50%, 02/01/06, MTN                              170
      100      7.50%, 01/14/12                                   107
      135      11.38%, 09/15/16                                  181
       80      8.13%, 12/30/19                                    84
      175      8.30%, 08/15/31, MTN                              185
             -------------------------------------------------------
             Total Foreign Government Securities               1,772
             (Cost $1,669)
             -------------------------------------------------------
             CORPORATE NOTES & BONDS -- 6.1%

             ADVERTISING -- 0.0%
       35    RH Donnelley Finance Corp. I, 8.88%,
               12/15/10, #                                        37

             AEROSPACE -- 0.1%
       90    Northrop Grumman Corp., 7.75%, 02/15/31             108
      195    Raytheon Co., 6.55%, 03/15/10                       211
                                                           ---------
                                                                 319

             AIRLINES -- 0.2%
      967    US Airways, Inc., 7.08%, 03/20/21, Ser. 2001-1      999

             AUTOMOTIVE -- 0.5%
      175    DaimlerChrysler N.A. Holding Corp., 7.75%,          200
               01/18/11
      115    Ford Motor Co., 7.45%, 07/16/31                     100
             Ford Motor Credit Co.,
    1,160      7.88%, 06/15/10                                 1,167
      365      7.38%, 02/01/11                                   355
             General Motors Acceptance Corp.,
    1,130      7.25%, 03/02/11                                 1,152
       60      6.88%, 09/15/11                                    60
       75      8.00%, 11/01/31                                    75
                                                           ---------
                                                               3,109

             BANKING -- 1.0%
      160    Abbey National Capital Trust I, 8.96%,
               12/31/49, FRN                                     198
      490    ABN-AMRO North American Holding Preferred
               Capital Repackage Trust I, 6.52%,
               12/29/49, FRN, #                                  502
             Bank of America Corp.,
      755      7.40%, 01/15/11                                   889
       20      4.88%, 09/15/12                                    20
      255    Bank One Corp., 7.88%, 08/01/10                     306

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             BANKING  -- CONTINUED
             Barclays Bank PLC (United Kingdom),
   $  170      6.86%, 9/30/49, FRN, #                      $     174
      270      8.55%, 9/30/49, FRN, #                            330
      395    BNP Paribas Capital Trust, 9.00%,
               12/31/49, FRN, #                                  483
      125    Den Norske Bank ASA (Norway), 7.73%,
               12/31/49, FRN, #                                  142
      200    ForeningsSparbanken AB (Sweden), 9.00%,
               12/31/49, FRN, #                                  235
      240    KBC Bank Fund Trust III, 9.86%,
               12/31/49, FRN, #                                  292
      340    Nordea Bank AB (Sweden), 8.95%,
               12/31/49, FRN, #                                  408
        5    Regions Financial Corp., 7.00%, 03/01/11              6
             Royal Bank of Scotland Group PLC
             (United Kingdom),
      120      7.65%, 12/31/49, FRN                              139
      685      7.82%, 12/31/49, Ser. 3                           773
      175    Standard Chartered Bank (United Kingdom),
               8.00%, 05/30/31, #                                204
      475    SunTrust Banks, Inc., 6.38%, 04/01/11               530
      290    U.S. Bank N.A., 6.38%, 08/01/11                     325
             Wells Fargo & Co.,
      265      5.13%, 09/01/12                                   274
      140      5.00%, 11/15/14                                   141
                                                           ---------
                                                               6,371

             BROADCASTING/CABLE -- 0.1%
       75    British Sky Broadcasting PLC (United Kingdom)
               (Yankee), 8.20%, 07/15/09                          81
      195    Comcast Cable Communications, Inc., 7.13%,
               06/15/13                                          208
      345    COX Communications, Inc., 7.75%, 11/01/10           392
                                                           ---------
                                                                 681

             BUSINESS SERVICES -- 0.0%
       75    Iron Mountain, Inc., 8.63%, 04/01/13                 78

             CHEMICALS -- 0.0%
      165    The Dow Chemical Co., 7.38%, 11/01/29               179

             CONSTRUCTION -- 0.0%
       70    D.R. Horton, Inc., 9.75%, 09/15/10                   72

             DIVERSIFIED -- 0.2%
             General Electric Capital Corp.,
    1,075      5.88%, 02/15/12, Ser. A, MTN                    1,150
       70      6.75%, 03/15/32, Ser. A, MTN                       77
       40    Tyco International Group SA (Luxembourg)
               (Yankee),
               6.38%, 10/15/11                                    37
                                                           ---------
                                                               1,264

             ENVIRONMENTAL SERVICES -- 0.0%
       85    Allied Waste North America, 10.00%,
               08/01/09, Ser. B                                   84

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 1.5%
             American General Finance Corp.,
   $   85      4.50%, 11/15/07, Ser. H, MTN                $      88
      200      5.38%, 10/01/12, Ser. H, MTN                      204
      240    CIT Group, Inc., 7.75%, 04/02/12                    270
      695    Citigroup, Inc., 7.25%, 10/01/10                    807
      330    Countrywide Home Loans, Inc., 5.63%,
               05/15/07, Ser. K, MTN                             353
             Credit Suisse First Boston USA, Inc.,
      215      6.50%, 01/15/12                                   230
       60      7.13%, 07/15/32                                    64
      245    Goldman Sachs Group, Inc., 6.60%, 01/15/12          271
             Household Finance Corp.,
      740      8.00%, 07/15/10                                   847
      110      6.75%, 05/15/11                                   118
      115      6.38%, 11/27/12                                   120
      635    HSBC Capital Funding LP (Channel
               Islands), 9.55%, 12/31/49, FRN, #                 781
      270    ING Capital Funding Trust III, 8.44%,
               12/31/49, FRN                                     314
      210    John Hancock Funds, 6.50%, 03/01/11, #              227
      185    Lehman Brothers Holdings, Inc., 6.63%,
               01/18/12                                          205
      475    Morgan Stanley, 6.60%, 04/01/12                     526
      150    PEMEX Project Funding Master Trust (Mexico),
               8.50%, 02/15/08                                   167
      190    Prudential Holdings LLC, 8.70%, 12/18/23, #         220
             Targeted Return Index (TRAINS),
      495      6.02%, 01/25/07, Ser. 2002-5, FRN, #              525
      950      6.96%, 01/15/12, Ser. 2002-10, FRN, #           1,070
      370    UBS Preferred Funding Trust I, 8.62%,
               10/29/49, FRN                                     447
      395    Washington Mutual Bank FA, 6.88%, 06/15/11          443
                                                           ---------
                                                               8,297

             FOOD/BEVERAGE PRODUCTS -- 0.1%
      195    Archer Daniels Midland Co., 5.94%, 10/01/32         195
      195    ConAgra Foods, Inc., 6.75%, 09/15/11                222
      205    Kraft Foods, Inc., 6.25%, 06/01/12                  229
                                                           ---------
                                                                 646

             HOTELS/OTHER LODGING -- 0.0%
       75    MGM Mirage, Inc., 8.38%, 02/01/11                    81

             INSURANCE -- 0.2%
      140    AIG SunAmerica Global Financing IX, 6.90%,
               01/10/03, #                                       163
      280    AXA (France), 8.60%, 12/15/30                       320
      390    Metlife, Inc., 6.13%, 12/01/11                      421
             Nationwide Financial Services,
      110      6.25%, 11/15/11                                   115
       75      5.90%, 07/01/12                                    76
      110    UnumProvident Corp., 7.38%, 06/15/32                 93
                                                           ---------
                                                               1,188

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.0%
   $  115    Deere & Co., 6.95%, 04/25/14                  $    135

             MULTI-MEDIA -- 0.1%
      615    AOL Time Warner, Inc., 7.63%, 04/15/31              632
      170    News America Holdings, Inc., 7.75%, 12/01/45        167
                                                           ---------
                                                                 799

             OIL & GAS -- 0.4%
       95    Alberta Energy Co., LTD (Canada)
               (Yankee), 7.38%, 11/01/31                         112
      110    Amerada Hess Corp., 7.88%, 10/01/29                 127
      225    Anadarko Finance Co., 6.75%, 05/01/11, Ser. B       254
       75    Chesapeake Energy Corp., 8.13%, 04/01/11             77
      325    Conoco Funding Co. (Canada), 7.25%, 10/15/31        380
      275    Devon Financing Corp., ULC, 7.88%, 09/30/31         324
       85    Lasmo USA, Inc., 7.30%, 11/15/27                    100
      320    Occidental Petroleum Corp., 6.75%, 01/15/12         365
      130    Transocean, Inc., 6.63%, 04/15/11                   143
      355    Valero Energy Corp., 6.88%, 04/15/12                370
                                                           ---------
                                                               2,252

             PACKAGING -- 0.0%
       75    Owens-Brockway Glass Container, Inc., 8.88%,
               02/15/09                                           77

             PAPER/FOREST PRODUCTS -- 0.1%
      135    International Paper Co., 6.75%, 09/01/11            150
       15    MeadWestvaco Corp., 6.85%, 04/01/12                  17
             Westvaco Corp.,
       40      8.20%, 01/15/30                                    47
      110      7.95%, 02/15/31                                   128
             Weyerhaeuser Co.,
      335      6.75%, 03/15/12                                   366
      130      7.38%, 03/15/32                                   141
                                                           ---------
                                                                 849

             PIPELINES -- 0.1%
       70    Kinder Morgan Energy Partners LP, 7.40%,
               03/15/31                                           76
      200    Kinder Morgan, Inc., 6.50%, 09/01/12                209
      125    TransCanada Pipelines LTD (Canada) (Yankee),
               8.63%, 05/15/12                                   155
                                                           ---------
                                                                 440

             REAL ESTATE INVESTMENT TRUST -- 0.0%
       75    Host Marriott LP, 9.50%, 01/15/07, Ser. I            76

             RETAILING -- 0.2%
      160    Albertson's, Inc., 7.50%, 02/15/11                  184
       80    Federated Department Stores, Inc., 7.00%,
               02/15/28 Kroger Co.,                               84
       75      6.80%, 04/01/11                                    82
      150      8.00%, 09/15/29                                   177
      120      7.50%, 04/01/31                                   134

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS  -- CONTINUED

             RETAILING  -- CONTINUED
   $  220    Safeway, Inc., 6.50%, 03/01/11                $     240
       70    Sears Roebuck Acceptance Corp., 7.00%,
               06/01/32                                           59
       40    The May Department Stores Co., 6.90%,
               01/15/32                                           42
                                                           ---------
                                                               1,002

             SEMI-CONDUCTORS -- 0.0%
       70    Fairchild Semiconductor International,
               Inc., 10.50%, 02/01/09                             76

             SHIPPING/TRANSPORTATION -- 0.2%
             Burlington Northern Santa Fe Corp.,
       85      6.75%, 07/15/11                                    96
      235      7.08%, 05/13/29                                   267
      285    CSX Corp., 6.30%, 03/15/12                          312
      385    Norfolk Southern Corp., 6.75%, 02/15/11             437
      325    Union Pacific Corp., 6.50%, 04/15/12                365
                                                           ---------
                                                               1,477

             STEEL -- 0.0%
       75    AK Steel Corp., 7.75%, 06/15/12, #                   76

             TELECOMMUNICATIONS -- 0.8%
       34    AT&T Broadband Corp., 8.38%, 03/15/13                39
             AT&T Corp.,
        4      6.00%, 03/15/09                                     4
      400      6.50%, 03/15/13                                   401
             AT&T Wireless Services, Inc.,
      195      7.88%, 03/01/11                                   196
       30      8.13%, 05/01/12                                    30
      345    British Telecom PLC (United Kingdom), 8.37%,
               12/15/10, SUB                                     414
      180    Citizens Communications Co., 9.25%, 05/15/11        214
      210    Deutsche Telekom International Finance BV
               (The Netherlands), 8.75%, 06/15/30, SUB           243
       75    EchoStar DBS Corp., 9.38%, 02/01/09                  79
      200    France Telecom SA (France), 9.25%,
               03/01/11, SUB                                     231
      105    Koninklijke KPN NV (The Netherlands), 8.00%,
               10/01/10                                          123
             SBC Communications, Inc.,
      300      5.88%, 02/01/12                                   324
      155      5.88%, 08/15/12                                   167
             Sprint Capital Corp.,
      390      7.63%, 01/30/11                                   371
       15      8.75%, 03/15/32                                    14
      505    TCI Communications, Inc., 7.88%, 02/15/26           519
      300    Telefonica Europe BV (The Netherlands),
               7.75%, 09/15/10                                   347
             Verizon Global Funding Corp.,
      145      7.38%, 09/01/12                                   167
      310      7.75%, 12/01/30                                   361
      340    Verizon New York, Inc., 6.88%, 04/01/12,
               Ser. A                                            382

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             TELECOMMUNICATIONS -- CONTINUED
   $  150    Vodafone Group PLC (United Kingdom), 7.88%,
               02/15/30                                    $     181
                                                           ---------
                                                               4,807

             UTILITIES -- 0.3%
       65    Constellation Energy Group, Inc., 7.00%,
               04/01/12                                           68
      535    Dominion Resources, Inc., 8.13%,
               06/15/10, Ser. A                                  623
      185    Duke Energy Corp., 6.25%, 01/15/12                  193
      185    MidAmerican Energy Holdings Co., 6.75%,
               12/30/31                                          193
      180    National Rural Utilities Cooperative
               Finance Corp., 7.25%, 03/01/12, Ser. C, MTN       206
      200    Pepco Holdings, Inc., 6.45%, 08/15/12, #            212
      100    Progress Energy, Inc., 6.85%, 04/15/12              109
                                                           ---------
                                                               1,604
             -------------------------------------------------------
             Total Corporate Notes & Bonds                    37,075
             (Cost $34,614)
             -------------------------------------------------------
             RESIDENTIAL MORTGAGE BACKED
               SECURITIES -- 13.1%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
    2,500    SACO I, Inc., 7.00%, 08/25/36, Ser. 1997-2,
               Class 1A5, #                                    2,594

             MORTGAGE BACKED PASS-THROUGH
               SECURITIES -- 12.7%
             Federal Home Loan Mortgage Corp.,
    6,495      6.90%, 12/01/10, Gold Pool W10004               7,452
    1,000      6.00%, 01/15/16, Gold Pool, TBA                 1,045
   11,500      6.00%, 01/15/32, Gold Pool, TBA                11,888
             Federal National Mortgage Association,
    3,500      5.50%, 01/25/17, TBA                            3,626
    3,000      6.00%, 01/25/17, TBA                            3,135
    2,399      6.50%, 03/01/28, Pool 415536                    2,505
    7,725      6.00%, 01/25/32, TBA                            7,983
   10,000      5.50%, 02/25/32, TBA                           10,153
    5,131      7.00%, 08/01/32, Pool 660135                    5,397
   17,500      6.50%, 01/15/33, TBA                           18,216
             Government National Mortgage Association,
       60      8.50%, 06/15/27, Pool 447223                       66
      188      8.50%, 09/15/27, Pool 455565                      205
      578      8.50%, 09/15/27, Pool 455539                      630
    4,500      6.00%, 01/15/32, TBA                            4,680
                                                           ---------
                                                              76,981
             -------------------------------------------------------
             Total Residential Mortgage Backed Securities     79,575
             (Cost $77,725)
             -------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.8%
       90    Credit Suisse First Boston Mortgage
               Securities Corp., 7.29%, 09/15/09, Ser.
               1999-C1, Class A2                                 105
    3,965    PNC Mortgage Acceptance Corp., 7.61%, 02/15/10,
               Ser. 2000-C1, Class A2                          4,708
             -------------------------------------------------------
             Total Commercial Mortgage Backed Securities       4,813
             (Cost $4,141)
             -------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ASSET BACKED SECURITIES -- 0.4%
   $  888    EQCC Home Equity Loan Trust, 6.41%,
               12/15/04, Ser. 1997-3, Class A8             $     916
    1,730    Household Automotive Trust, 4.37%, 12/17/08,      1,807
               Ser. 2001-3, Class A4
             -------------------------------------------------------
             Total Asset Backed Securities                     2,723
             (Cost $2,657)
--------------------------------------------------------------------
             Total Long-Term Investments                     535,594
             (Cost $512,444)
--------------------------------------------------------------------

     SHORT-TERM INVESTMENTS -- 11.9%

    UNITS
             OPTIONS -- 0.0%
    1,500    Put Option on Interest Rate Swap, expiring 03/06/03. If
             exercised: JPMorgan pays fixed (3.31%) and receives 3
             month LIBOR. Swap expires 03/10/08, European Style        17
    3,750    Put Option on Interest Rate Swap, expiring 03/06/03. If
             exercised: JPMorgan pays fixed (3.62%) and receives 3
             month LIBOR. Swap expires 03/10/08, European Style        20
    2,700    Put Option on Interest Rate Swap, expiring 03/06/03. If
             exercised: JPMorgan pays fixed (3.63%) and receives 3
             month LIBOR. Swap expires 03/10/08, European Style        15
   10,200    Put Option on Interest Rate Swap, expiring 03/06/03. If
             exercised: JPMorgan pays fixed (3.69%) and receives 3
             month LIBOR. Swap expires 03/10/08, European Style        45
    5,000    Put Option on Interest Rate Swap, expiring 06/23/03. If
             exercised: JPMorgan pays fixed (3.72%) and receives
             3 month LIBOR. Swap expires 06/25/08, European Style      74
    2,000    Put Option on Interest Rate Swap, expiring 06/23/03. If
             exercised: JPMorgan pays fixed (5.38%) and receives
             3 month LIBOR. Swap expires 06/25/33, European Style      75
    1,250    Put Option on U.S. Treasury Note, 3.25%, 08/15/07,
             strike price of 101.93, expiring 01/07/03                  1
             ------------------------------------------------------------
             Total Options                                            247
             (Cost $430)
             ------------------------------------------------------------

PRINCIPAL
   AMOUNT
             COMMERCIAL PAPER -- 7.4%

             ASSET BACKED SECURITIES -- 3.8%
             Amsterdam Funding Corp.,
  $ 2,000      1.33%, 01/27/03 +                                    1,998
    1,400      1.35%, 02/07/03 +                                    1,398
    1,000    Corporate Receivables Corp., 1.33%, 02/10/03 +           999
    2,000    Falcon Asset Securitization Corp., 1.35%,
               01/21/03 +                                           1,999
    2,000    Gemini Securitization Corp., 1.35%, 01/17/03 +         1,999
    2,000    Jupiter Securitization Corp., 1.35%, 01/22/03 +        1,998

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- CONTINUED

  $ 3,400    Preferred Rec Funding (PREFCO), 1.33%,
               01/30/03                                    $   3,396
    2,000    Special Purpose Accounts Receivable Corp.,
               1.36%, 01/17/03                                 1,999
    3,700    Stadshypotek Delaware, Inc., 1.36%, 02/19/03      3,693
    3,700    Variable Funding Capital Corp., 1.35%,
               01/22/03                                        3,696
                                                           ---------
                                                              23,175

             BANKING -- 1.2%
    3,700    Fortis Funding LLC, 1.35%, 01/22/03 +             3,697
    3,800    Nordea North America, Inc., 1.26%, 03/03/03       3,792
                                                           ---------
                                                               7,489

             FINANCIAL SERVICES -- 1.8%
    3,270    CXC, Inc., 1.33%, 02/14/03 +                      3,265
    3,700    Morgan Stanley Group, Inc., 1.36%, 02/12/03 +     3,694
    3,700    Salomon Smith Barney, Inc., 1.35%, 02/12/03       3,693
                                                           ---------
                                                              10,652

             PHARMACEUTICALS -- 0.6%
    3,400    Pfizer, Inc., 1.31%, 02/25/03                     3,393
             -------------------------------------------------------
             Total Commercial Paper                           44,709
             (Cost $44,711)
             -------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 4.5%
   27,041    JPMorgan Prime Money Market Fund (a) +           27,041
             (Cost $27,041)
--------------------------------------------------------------------
             Total Short-Term Investments                     71,997
             (Cost $72,182)
--------------------------------------------------------------------
             Total Investments -- 100.0%                   $ 607,591
             (Cost $584,626)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
      100    Evergreen Institutional Money Market Fund     $     100
      100    Federated Prime Value Money Market Fund             100
    7,387    JPMorgan Prime Money Market Fund (a)              7,387
                                                           ---------
                                                           $   7,587
                                                           =========

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2002

COUNTRY                                          % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------
United States                                                88.3%
United Kingdom                                                3.0
Japan                                                         1.6
France                                                        1.2
Switzerland                                                   1.0
The Netherlands                                               0.8
Bermuda                                                       0.7
Spain                                                         0.6
Other (below 0.5%)                                            2.8
----------------------------------------------------------------------------
Total                                                       100.0%
----------------------------------------------------------------------------

Futures Contracts
(Amounts in thousands, except number of contracts)

                                                      NOTIONAL    UNREALIZED
  NUMBER                                              VALUE AT   APPRECIATION/
    OF                                 EXPIRATION     12/31/02  (DEPRECIATION)
 CONTRACTS  DESCRIPTION                   DATE          (USD)        (USD)
------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
     2       2 Year Treasury Notes     March, 2003   $     430       $    5
    50       5 Year Treasury Notes     March, 2003       5,663           66
            SHORT FUTURES OUTSTANDING
   (37)      Treasury Bonds            March, 2003      (4,169)        (104)
  (162)      10 Year Treasury Notes    March, 2003     (18,638)        (482)

                       See notes to financial statements.

Forward Foreign Currency Exchange Contracts

                                                             NET UNREALIZED
                                   SETTLEMENT      VALUE      APPRECIATION/
                      SETTLEMENT      VALUE     AT 12/31/02  (DEPRECIATION)
   CONTRACTS TO BUY      DATE         (USD)        (USD)          (USD)
---------------------------------------------------------------------------
       1,478  AUD       2/21/03       $   822     $   828        $   6
       2,133  EUR       2/21/03         2,139       2,234           95
       1,387  GBP       2/21/03         2,179       2,226           47
     209,041  JPY       2/21/03         1,724       1,765           41
       2,044  NOK       2/21/03           277         293           16
                                      -------     -------        -----
                                      $ 7,141     $ 7,346        $ 205
                                      =======     =======        =====

                                                             NET UNREALIZED
                                    SETTLEMENT      VALUE      APPRECIATION/
                      SETTLEMENT      VALUE     AT 12/31/02  (DEPRECIATION)
   CONTRACTS TO SELL     DATE         (USD)        (USD)          (USD)
---------------------------------------------------------------------------
         192  AUD       2/21/03      $    108     $   108       $   --
       2,183  CHF       2/21/03         1,580       1,492          (88)
       2,170  EUR       2/21/03         2,272       2,163         (109)
       1,210  GBP       2/21/03         1,941       1,894          (47)
       1,283  HKD       2/21/03           164         164           --
     119,377  JPY       2/21/03         1,008         969          (39)
         984  SEK       2/21/03           113         108           (5)
                                     --------     -------       ------
                                     $  7,186     $ 6,898       $ (288)
                                     ========     =======       ======

                       See notes to financial statements.

Options

   UNITS     PUT OPTIONS WRITTEN                                                  VALUE
------------------------------------------------------------------------------------------
  (2,000)    "Put Option on FNMA, 30 Year Fixed, 5.50%,
             strike price of 101.28, expiring 03/06/03, European Style"          $    (19)
  (2,000)    "Put Option on FNMA, 30 Year Fixed, 6.00%,
             strike price of 101.73, expiring 01/07/03, European Style"                --^^
 (19,000)    "Put Option on FNMA, 30 Year Fixed, 6.00%,
             strike price of 101.95, expiring 03/06/03, European Style"               (53)
  (7,000)    "Put Option on FNMA, 30 Year Fixed, 6.00%,
             strike price of 102.03, expiring 03/06/03, European Style"               (23)
  (5,000)    "Put Option on FNMA, 30 Year Fixed, 6.00%,
              strike price of 102.07, expiring 03/06/03, European Style"              (29)
  (5,800)    "Put Option on Interest Rate Swap, expiring 06/23/03.
             If exercised: JPMorgan receives fixed (4.63%)
             and pays 3 month LIBOR.
             Swap expires 06/25/13, European Style"                                  (154)
             ----------------------------------------------------------------------------
             Total Put Options Written                                           $   (278)
             ----------------------------------------------------------------------------

                       See notes to financial statements.

Swap Contracts

                                                    UNDERLYING    UNREALIZED
                                       EXPIRATION    NOTIONAL    APPRECIATION
DESCRIPTIONS                              DATE         VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
Interest Rate Swap with Deutsche Bank
AG New York, swap price lock on
U.S. Treasury Note, 3.25%, 08/15/07,
price less 100.78, JPMorgan pays
positive, receives negative              01/06/03    $  8,730     $  (146)

Interest Rate Swap with Goldman
Sachs Capital Markets, swap spread
lock on 5 Year Swap Spread,
Mid Market spread less 47.30 bps,
pays at maturity, JPMorgan receives
positive, pays negative                  01/06/03      16,000          (5)

Interest Rate Swap with Morgan
Stanley Capital Services, swap price
lock on U.S. Treasury Note, 2.00%,
11/30/04, price less 99.68, JPMorgan
receives positive, pays negative         01/06/03       3,630          42

Interest Rate Swap with Citibank,
swap rate lock on
5 Year Forward Contract, rate
less 3.69, JPMorgan receives positive,
pays negative                            01/07/03      12,170        (270)

Interest Rate Swap with Lehman
Brothers Special Financing, swap
price lock on U.S. Treasury Note,
3.00%, 11/15/07, price less 101.05,
JPMorgan receives positive,
pays negative                            01/29/03       3,945           1

Interest Rate Swap with Citibank,
swap price lock on 30 Year FNMA,
5.50%, price less 100.78, JPMorgan
receives positive, pays negative         02/06/03      14,000          99

Interest Rate Swap with Lehman
Brothers Special Financing, swap price
lock on 30 Year FNMA, 5.50%, price
less 101.09, JPMorgan receives
positive, pays negative                  02/06/03      10,500          44

                       See notes to financial statements.

JPMORGAN DYNAMIC SMALL CAP FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.4%

             COMMON STOCKS -- 98.4%

             AEROSPACE -- 4.1%
       46    Alliant Techsystems, Inc. *                     $   2,890
       44    DRS Technologies, Inc. *                            1,379
       54    Engineered Support Systems, Inc.                    1,981
                                                             ---------
                                                                 6,250

             AIRLINES -- 0.7%
       84    Atlantic Coast Airlines Holdings, Inc. *            1,008

             APPAREL -- 1.5%
       68    Coach, Inc. *                                       2,225

             AUTOMOTIVE -- 3.8%
       76    Gentex Corp. *                                      2,401
       31    Lithia Motors, Inc., Class A *                        486
       66    O'Reilly Automotive, Inc. *                         1,656
       33    Winnebago Industries, Inc. (l)                      1,275
                                                             ---------
                                                                 5,818

             BANKING -- 9.0%
       35    Commerce Bancorp, Inc.                              1,525
       45    CVB Financial Corp.                                 1,133
       63    East-West Bancorp., Inc.                            2,266
       55    FNB Corp.                                           1,503
       55    Pacific Northwest Bancorp.                          1,380
       95    Texas Regional Bancshares, Class A                  3,389
       30    UCBH Holdings, Inc.                                 1,265
       72    Umpqua Holdings Corp.                               1,319
                                                             ---------
                                                                13,780

             BIOTECHNOLOGY -- 2.4%
       34    Cephalon, Inc. * (l)                                1,631
       35    Enzon, Inc. * (l)                                     585
       35    InterMune, Inc. * (l)                                 890
       31    Molecular Devices Corp. *                             512
                                                             ---------
                                                                 3,618

             BROADCASTING/CABLE -- 0.9%
      143    Entravision Communications Corp., Class A *         1,430

             BUSINESS SERVICES -- 2.8%
       55    Fair, Isaac & Co., Inc.                             2,357
       60    Iron Mountain, Inc. *                               1,972
                                                             ---------
                                                                 4,329

             CHEMICALS -- 1.4%
       47    Cabot Microelectronics Corp. *                      2,211

             COMPUTER NETWORKS -- 1.5%
       74    Avocent Corp. *                                     1,655
       20    Cerner Corp. *                                        628
                                                             ---------
                                                                 2,283

             COMPUTER SOFTWARE -- 6.0%
       90    Ansys, Inc. *                                       1,816

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER SOFTWARE -- CONTINUED
       17    BARRA, Inc. *                                   $     516
       18    Kronos, Inc. *                                        677
       61    Manhattan Associates, Inc. * (l)                    1,447
       25    National Instruments Corp. *                          796
      113    Pinnacle Systems, Inc. *                            1,531
       56    THQ, Inc. * (l)                                       746
       92    Verisity LTD *                                      1,752
                                                             ---------
                                                                 9,281

             COMPUTERS/COMPUTER HARDWARE -- 1.9%
       44    Mercury Computer Systems, Inc. *                    1,354
       26    Zebra Technologies Corp., Class A *                 1,501
                                                             ---------
                                                                 2,855

             CONSTRUCTION -- 1.1%
        3    NVR, Inc. *                                           878
       38    Toll Brothers, Inc. *                                 758
                                                             ---------
                                                                 1,636

             CONSUMER PRODUCTS -- 2.1%
       30    Ethan Allen Interiors, Inc. (l)                     1,028
      111    Fossil, Inc. *                                      2,264
                                                             ---------
                                                                 3,292

             CONSUMER SERVICES -- 3.7%
       49    Career Education Corp. *                            1,948
       46    Education Management Corp. *                        1,726
       79    Regis Corp.                                         2,053
                                                             ---------
                                                                 5,727

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.6%
       19    Amphenol Corp., Class A *                             714
       87    Itron, Inc. *                                       1,674
       41    Plexus Corp. *                                        359
       44    Varian, Inc. *                                      1,274
                                                             ---------
                                                                 4,021

             ENTERTAINMENT/LEISURE -- 0.9%
       88    Penn National Gaming, Inc. *                        1,399

             ENVIRONMENTAL SERVICES -- 0.9%
       34    Waste Connections, Inc. *                           1,307

             FINANCIAL SERVICES -- 0.6%
       39    Coinstar, Inc. *                                      888

             FOOD/BEVERAGE PRODUCTS -- 2.0%
       91    NBTY, Inc. *                                        1,593
       44    Performance Food Group Co. *                        1,491
                                                             ---------
                                                                 3,084

             HEALTH CARE/HEALTH CARE SERVICES -- 16.6%
       63    Accredo Health, Inc. * (l)                          2,233
       50    Advanced Neuromodulation Systems, Inc. *            1,755
       48    Amsurg Corp. * (l)                                    986
       62    Community Health Systems, Inc. *                    1,277
       48    HealtheTech, Inc. *                                   300
       32    ICU Medical, Inc. *                                 1,197

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
       56    Idexx Laboratories, Inc. *                      $   1,846
       65    Mid Atlantic Medical Services *                     2,119
       58    NDCHealth Corp.                                     1,148
       71    Odyssey Healthcare, Inc. *                          2,453
       54    Patterson Dental Co. *                              2,349
       57    Pediatrix Medical Group, Inc. *                     2,269
       22    SurModics, Inc. * (l)                                 631
       30    TECHNE Corp. *                                        867
       47    Varian Medical Systems, Inc. *                      2,326
      104    VCA Antech, Inc. *                                  1,563
                                                             ---------
                                                                25,319

             HOTELS/OTHER LODGING -- 0.7%
       72    Extended Stay America, Inc. *                       1,061

             INDUSTRIAL COMPONENTS -- 0.9%
      116    Lennox International, Inc. (l)                      1,452

             MACHINERY & ENGINEERING EQUIPMENT -- 1.3%
       67    Lindsay Manufacturing Co.                           1,423
       23    The Manitowoc Co., Inc.                               592
                                                             ---------
                                                                 2,015

             MANUFACTURING -- 1.8%
       29    Clarcor, Inc.                                         939
       64    Graco, Inc.                                         1,822
                                                             ---------
                                                                 2,761

             METALS/MINING -- 0.2%
       45    Century Aluminum Co.                                  333

             MULTI-MEDIA -- 1.0%
      107    Radio One, Inc. * (l)                               1,541

             OIL & GAS -- 6.4%
       35    Evergreen Resources, Inc. * (l)                     1,561
      155    Key Energy Services, Inc. *                         1,386
       98    Pride International, Inc. *                         1,466
       38    Spinnaker Exploration Co. *                           845
       55    Stone Energy Corp. *                                1,841
       52    Varco International, Inc. *                           900
       77    XTO Energy, Inc.                                    1,891
                                                             ---------
                                                                 9,890

             PHARMACEUTICALS -- 2.4%
       68    Celgene Corp. *                                     1,455
       70    Scios, Inc. * (l)                                   2,274
                                                             ---------
                                                                 3,729

             REAL ESTATE INVESTMENT TRUST -- 0.5%
       22    Pan Pacific Retail Properties, Inc. (l)               785

             RESTAURANTS/FOOD SERVICES -- 5.0%
       64    California Pizza Kitchen, Inc. *                    1,613
       79    P.F. Chang's China Bistro, Inc. * (l)               2,879

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
----------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- CONTINUED
       55    Panera Bread Co., Class A *                     $   1,901
       65    Sonic Corp. *                                       1,337
                                                             ---------
                                                                 7,730

             RETAILING -- 3.7%
       36    Christopher & Banks Corp. *                           745
       37    Insight Enterprises, Inc. *                           306
       93    Pier 1 Imports, Inc.                                1,751
       68    The J. Jill Group, Inc. *                             944
       81    Too, Inc. *                                         1,907
                                                             ---------
                                                                 5,653

             SEMI-CONDUCTORS -- 3.1%
       40    Cymer, Inc. *                                       1,303
       87    Rudolph Technologies, Inc. *                        1,658
       48    Semtech Corp. *                                       523
       52    Skyworks Solutions, Inc. * (l)                        451
       36    Varian Semiconductor Equipment Associates,
               Inc. *                                              853
                                                             ---------
                                                                 4,788

             SHIPPING/TRANSPORTATION -- 1.2%
       60    C.H. Robinson Worldwide, Inc.                       1,860

             TELECOMMUNICATIONS EQUIPMENT -- 0.2%
       82    C-COR.net Corp. * (l)                                 272

             TOYS & GAMES -- 0.4%
       42    Racing Champions Ertl Corp. *                         577

             TRANSPORTATION -- 2.3%
      115    Heartland Express, Inc. *                           2,639
       45    Knight Transportation, Inc. *                         943
                                                             ---------
                                                                 3,582

             UTILITIES -- 0.8%
       54    American States Water Co.                           1,254
             ---------------------------------------------------------
             Total Common Stocks                               151,044
             (Cost $151,218)
----------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 1.6%

             MONEY MARKET FUND -- 1.6%
    2,387    JPMorgan Prime Money Market Fund (a)                2,387
             (Cost $2,387)
----------------------------------------------------------------------
             Total Investments -- 100.0%                     $ 153,431
             (Cost $153,605)
----------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                              VALUE
----------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    3,000    Evergreen Institutional Money Market Fund       $   3,000
    3,000    Federated Prime Value Money Market Fund             3,000
    5,710    JPMorgan Prime Money Market Fund (a)                5,710
    3,000    AIM Short Term Investment Co.-Liquid                3,000
                                                             ---------
                                                             $  14,710
                                                             =========

                       See notes to financial statements.

JPMORGAN EQUITY GROWTH FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 100.00%

             COMMON STOCKS -- 100.0%
             Banking -- 1.6%
       18    Fifth Third Bancorp                             $  1,054

             BIOTECHNOLOGY -- 4.8%
       39    Amgen, Inc. *                                      1,861
       33    Applied Biosystems Group - (Applera Corp.)           577
       11    Gilead Sciences, Inc. *                              357
       15    MedImmune, Inc. *                                    408
                                                             --------
                                                                3,203

             BUSINESS SERVICES -- 2.2%
       38    Automatic Data Processing, Inc.                    1,484

             COMPUTER NETWORKS -- 2.6%
      134    Cisco Systems, Inc. *                              1,762

             COMPUTER SOFTWARE -- 9.2%
       10    Affiliated Computer Services, Inc., Class A *        527
       95    Microsoft Corp. *                                  4,911
       78    Oracle Corp. *                                       846
                                                             --------
                                                                6,284

             COMPUTERS/COMPUTER HARDWARE -- 4.9%
       50    Dell Computer Corp. *                              1,337
       25    International Business Machines Corp.              1,938
                                                             --------
                                                                3,275

             CONSUMER PRODUCTS -- 6.7%
       32    Colgate-Palmolive Co.                              1,673
       25    Philip Morris Companies, Inc.                      1,001
       21    Procter & Gamble Co.                               1,818
                                                             --------
                                                                4,492

             DIVERSIFIED -- 5.0%
      137    General Electric Co.                               3,334

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.0%
       14    Emerson Electric Co.                                 702

             FINANCIAL SERVICES -- 7.3%
       39    American Express Co.                               1,361
       23    Citigroup, Inc.                                      806
       27    Fannie Mae                                         1,736
       15    Goldman Sachs Group, Inc.                          1,022
                                                             --------
                                                                4,925

             FOOD/BEVERAGE PRODUCTS -- 5.2%
       19    PepsiCo, Inc.                                        800
       37    The Coca-Cola Co.                                  1,622
       17    Unilever NV, N.Y. Registered Shares (The
               Netherlands)                                     1,049
                                                             --------
                                                                3,471

                       See notes to financial statements.

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- 2.4%
        9    Cardinal Health, Inc.                           $    533
       23    Medtronic, Inc.                                    1,062
                                                             --------
                                                                1,595

             INSURANCE -- 3.1%
       12    Ambac Financial Group, Inc.                          681
       24    American International Group, Inc.                 1,399
                                                             --------
                                                                2,080

             MULTI-MEDIA -- 4.0%
       85    AOL Time Warner, Inc. *                            1,109
       21    Comcast Corp., Special Class A *                     485
       24    The Walt Disney Co.                                  395
       17    Viacom, Inc., Class B *                              677
                                                             --------
                                                                2,666

             OIL & GAS -- 1.4%
       27    ExxonMobil Corp.                                     950

             PHARMACEUTICALS -- 20.9%
       49    Abbott Laboratories                                1,960
       29    Eli Lilly & Co.                                    1,851
        6    Forest Laboratories, Inc. *                          589
       51    Johnson & Johnson                                  2,723
       22    Merck & Co., Inc.                                  1,268
       20    Mylan Laboratories, Inc.                             698
      136    Pfizer, Inc.                                       4,167
       23    Wyeth                                                871
                                                             --------
                                                               14,127

             RESTAURANTS/FOOD SERVICES -- 2.1%
       58    Yum! Brands, Inc. *                                1,410

             RETAILING -- 7.5%
       40    Home Depot, Inc.                                     956
       15    Kohl's Corp. *                                       845
       64    Wal-Mart Stores, Inc.                              3,217
                                                             --------
                                                                5,018

             SEMI-CONDUCTORS -- 6.3%
       43    Applied Materials, Inc. *                            566
      185    Intel Corp.                                        2,885
       52    Texas Instruments, Inc.                              773
                                                             --------
                                                                4,224

             TELECOMMUNICATIONS -- 1.0%
       18    Verizon Communications, Inc.                         678

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
       37    Nokia OYJ, ADR (Finland)                             572
             --------------------------------------------------------
             Total Common Stocks                               67,306
             (Cost $88,807)
             --------------------------------------------------------

                       See notes to financial statements.

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     SHORT-TERM INVESTMENT --  0.0%

             MONEY MARKET FUND -- 0.0%
        0^^  JPMorgan Prime Money Market Fund (a)            $      0^^
             (Cost $0)
---------------------------------------------------------------------
             Total Investments -- 100.0%                     $ 67,306
             (Cost $88,807)
---------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN EQUITY INCOME FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 100.0%

             COMMON STOCKS -- 100.0%

             AGRICULTURAL PRODUCTION/SERVICES -- 1.2%
       23    Monsanto Co.                                    $    435
       11    UST, Inc.                                            364
                                                             --------
                                                                  799

             APPAREL -- 0.7%
       13    VF Corp.                                             472

             APPLIANCES & HOUSEHOLD DURABLES -- 0.6%
        7    Whirlpool Corp.                                      371

             AUTOMOTIVE -- 1.0%
       22    Genuine Parts Co. (l)                                671

             BANKING -- 16.9%
       24    Bank of America Corp.                              1,691
       30    BB&T Corp.                                         1,106
       29    Compass Bancshares, Inc.                             919
       16    New York Community Bancorp, Inc. (l)                 471
       20    North Fork Bancorporation, Inc.                      678
       24    PNC Financial Services Group, Inc.                 1,006
       38    SouthTrust Corp.                                     947
       21    SunTrust Banks, Inc.                               1,207
       15    TCF Financial Corp.                                  651
       40    The Bank of New York Co., Inc.                       958
       46    U.S. Bancorp                                         970
       19    Washington Mutual, Inc.                              642
                                                             --------
                                                               11,246

             BUSINESS SERVICES -- 1.2%
       19    Deluxe Corp.                                         808

             CHEMICALS -- 0.8%
       11    PPG Industries, Inc.                                 547

             COMPUTERS/COMPUTER HARDWARE -- 1.4%
       55    Hewlett-Packard Co.                                  958

             CONSTRUCTION MATERIALS -- 0.6%
       10    Vulcan Materials Co.                                 368

             CONSUMER PRODUCTS -- 3.0%
        7    Fortune Brands, Inc.                                 340
       41    Philip Morris Companies, Inc.                      1,673
                                                             --------
                                                                2,013

             DIVERSIFIED -- 1.2%
       32    General Electric Co.                                 789

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%
        9    Emerson Electric Co.                                 442

                       See notes to financial statements.

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 4.3%
       16    Charter One Financial, Inc.                     $    468
       48    Citigroup, Inc.                                    1,675
       12    Freddie Mac                                          709
                                                             --------
                                                                2,852

             FOOD/BEVERAGE PRODUCTS -- 2.0%
       21    Kellogg Co.                                          709
       28    Sara Lee Corp. (l)                                   637
                                                             --------
                                                                1,346

             INSURANCE -- 5.1%
       14    Chubb Corp. (l)                                      726
       17    Hartford Financial Services Group, Inc.              791
       14    Marsh & McLennan Companies, Inc.                     656
       16    SAFECO Corp.                                         537
       19    The Allstate Corp.                                   699
                                                             --------
                                                                3,409

             MANUFACTURING -- 1.9%
       11    Cooper Industries LTD, Class A                       383
        4    Eaton Corp.                                          320
       23    Honeywell International, Inc.                        554
                                                             --------
                                                                1,257

             METALS/MINING -- 0.6%
       17    Alcoa, Inc.                                          394

             OIL & GAS -- 11.2%
       28    ChevronTexaco Corp.                                1,890
       33    ConocoPhillips                                     1,611
       92    ExxonMobil Corp.                                   3,221
       25    Questar Corp.                                        707
                                                             --------
                                                                7,429

             PAPER/FOREST PRODUCTS -- 1.2%
       20    Plum Creek Timber Co., Inc.                          477
        8    Rayonier, Inc.                                       344
                                                             --------
                                                                  821

             PHARMACEUTICALS -- 3.2%
        5    Eli Lilly & Co.                                      330
       12    Merck & Co., Inc.                                    690
       20    Schering-Plough Corp.                                446
       17    Wyeth                                                651
                                                             --------
                                                                2,117

             REAL ESTATE -- 0.5%
       18    Brascan Corp. (Canada), Class A                      361

             REAL ESTATE INVESTMENT TRUST -- 14.7%
       40    AMB Property Corp.                                 1,103
       31    Boston Properties, Inc.                            1,124
       27    Chelsea Property Group, Inc.                         906
       14    Cousins Properties, Inc.                             351
       11    iStar Financial, Inc.                                306
       38    Kimco Realty Corp.                                 1,167
       16    Manufactured Home Communities, Inc.                  468
       41    ProLogis                                           1,031

                       See notes to financial statements.

   SHARES    ISSUER                                             VALUE
---------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
       11    PS Business Parks, Inc.                         $    347
       38    Public Storage, Inc.                               1,231
       32    Regency Centers Corp.                              1,037
       22    Shurgard Storage Centers, Inc., Class A              683
                                                             --------
                                                                9,754

             RETAILING -- 0.9%
       27    The May Department Stores Co.                        625

             TELECOMMUNICATIONS -- 11.3%
       33    Alltel Corp.                                       1,668
       62    BellSouth Corp.                                    1,591
       62    SBC Communications, Inc.                           1,678
       66    Verizon Communications, Inc.                       2,546
                                                             --------
                                                                7,483

             UTILITIES -- 13.8%
       27    AGL Resources, Inc. (l)                              666
       12    Consolidated Edison, Inc.                            514
       16    Dominion Resources, Inc.                             895
       23    DPL, Inc.                                            356
       21    DQE, Inc.                                            320
       11    DTE Energy Co.                                       529
       33    Energy East Corp.                                    727
       11    Entergy Corp.                                        501
       15    FirstEnergy Corp.                                    488
       28    KeySpan Corp.                                        969
       17    Pepco Holdings, Inc.                                 335
       26    Pinnacle West Capital Corp.                          883
       13    PPL Corp.                                            458
       22    SCANA Corp.                                          678
       21    Sempra Energy                                        494
       14    Wisconsin Energy Corp.                               363
                                                             --------
                                                                9,176
---------------------------------------------------------------------
             Total Investments -- 100.0%                     $ 66,508
             (Cost $68,137)
---------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                             VALUE
---------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    2,169    JPMorgan Prime Money Market Fund (a)            $  2,169

                       See notes to financial statements.

JPMORGAN MID CAP GROWTH FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.7%

             COMMON STOCKS -- 98.4%

             AIRLINES -- 0.9%
       40    SkyWest, Inc.                                  $    525

             BANKING -- 2.4%
        7    M&T Bank Corp.                                      593
       18    TCF Financial Corp.                                 765
                                                            --------
                                                               1,358

             BIOTECHNOLOGY -- 4.6%
       22    Gilead Sciences, Inc. * (l)                         736
        9    ICOS Corp. *                                        220
       20    IDEC Pharmaceuticals Corp. * (l)                    668
       28    MedImmune, Inc. * (l)                               757
       14    Myriad Genetics, Inc. *                             210
                                                            --------
                                                               2,591

             BROADCASTING/CABLE -- 2.0%
       60    Mediacom Communications Corp. * (l)                 524
       25    Univision Communications, Inc., Class A * (l)       608
                                                            --------
                                                               1,132

             BUSINESS SERVICES -- 9.0%
       21    ChoicePoint, Inc. * (l)                             812
        9    Cintas Corp.                                        430
       26    CSG Systems International, Inc. *                   349
       24    Equifax, Inc.                                       548
       18    Hewitt Associates, Inc., Class A *                  574
       13    Iron Mountain, Inc. *                               441
       28    Moody's Corp. (l)                                 1,162
       32    SunGard Data Systems, Inc. *                        765
                                                            --------
                                                               5,081

             COMPUTER NETWORKS -- 1.1%
       61    Network Appliance, Inc. *                           611

             COMPUTER SOFTWARE -- 8.1%
       16    Adobe Systems, Inc.                                 403
       16    Affiliated Computer Services, Inc.,
               Class A * (l)                                     838
       50    BEA Systems, Inc. * (l)                             572
       13    Electronic Arts, Inc. *                             654
       16    Intuit, Inc. *                                      755
       24    National Instruments Corp. *                        773
       34    Rational Software Corp. *                           351
       13    VERITAS Software Corp. *                            205
                                                            --------
                                                               4,551

             COMPUTERS/COMPUTER HARDWARE -- 1.9%
       27    Apple Computer, Inc. *                              390
       14    Emulex Corp. * (l)                                  250
       17    Tech Data Corp. *                                   446
                                                            --------
                                                               1,086

             CONSTRUCTION -- 1.2%
       13    Lennar Corp.                                        655

             CONSUMER SERVICES -- 0.6%
        7    Weight Watchers International, Inc. * (l)           317

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 3.1%
       17    Amphenol Corp., Class A *                      $    646
       23    Jabil Circuit, Inc. *                               404
       62    Vishay Intertechnology, Inc. * (l)                  689
                                                            --------
                                                               1,739

             ENTERTAINMENT/LEISURE -- 2.3%
       23    Harrah's Entertainment, Inc. *                      917
       10    International Speedway Corp., Class A               365
                                                            --------
                                                               1,282

             FINANCIAL SERVICES -- 3.2%
       18    A.G. Edwards, Inc.                                  578
       44    Stilwell Financial, Inc. *                          578
       24    T. Rowe Price Group, Inc.                           649
                                                            --------
                                                               1,805

             HEALTH CARE/HEALTH CARE SERVICES -- 21.3%
       14    Anthem, Inc. *                                      909
       27    Biomet, Inc.                                        774
       41    Caremark Rx, Inc. *                                 662
       12    Dentsply International, Inc.                        443
       31    Health Management Associates, Inc., Class A (l)     550
       34    Laboratory Corp. of America Holdings * (l)          797
       46    Manor Care, Inc. *                                  856
       57    Omnicare, Inc. (l)                                1,349
       31    Oxford Health Plans, Inc. *                       1,122
       46    Priority Healthcare Corp., Class B *              1,056
       15    Stryker Corp.                                     1,030
       39    Triad Hospitals, Inc. *                           1,172
       11    Varian Medical Systems, Inc. *                      560
       11    WellPoint Health Networks, Inc. *                   797
                                                            --------
                                                              12,077

             INSURANCE -- 1.8%
       19    HCC Insurance Holdings, Inc. (l)                    470
       15    Radian Group, Inc.                                  563
                                                            --------
                                                               1,033

             INTERNET SERVICES/SOFTWARE -- 2.4%
        8    Expedia, Inc., Class A * (l)                        532
       24    Network Associates, Inc. * (l)                      383
       11    Symantec Corp. * (l)                                450
                                                            --------
                                                               1,365

             MULTI-MEDIA -- 1.6%
       39    Cox Radio, Inc., Class A *                          892

             OIL & GAS -- 5.3%
       13    ENSCO International, Inc. (l)                       374
       23    FMC Technologies, Inc. *                            470
       11    Nabors Industries LTD (Barbados) * (l)              404
       17    Pioneer Natural Resources Co. *                     418
       19    Pogo Producing Co. (l)                              695
       18    Talisman Energy, Inc. (Canada)                      647
                                                            --------
                                                               3,008

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             PHARMACEUTICALS -- 5.0%
       25    AmerisourceBergen Corp. (l)                    $  1,336
       18    Medicis Pharmaceutical Corp., Class A * (l)         884
       24    Millennium Pharmaceuticals, Inc. *                  187
       24    Vertex Pharmaceuticals, Inc. *                      385
                                                            --------
                                                               2,792

             RESTAURANTS/FOOD SERVICES -- 1.9%
       35    CBRL Group, Inc. (l)                              1,062

             RETAILING -- 12.2%
       15    Abercrombie & Fitch Co., Class A *                  303
       23    Amazon.com, Inc. * (l)                              442
       28    Bed Bath & Beyond, Inc. *                           977
       26    CarMax, Inc. *                                      457
       12    CDW Computer Centers, Inc. * (l)                    513
       26    Circuit City Stores, Inc.                           190
       18    Family Dollar Stores                                571
       20    Fastenal Co. (l)                                    740
       42    Office Depot, Inc. *                                626
       35    Staples, Inc. *                                     642
       54    The TJX Companies, Inc.                           1,046
        8    Whole Foods Market, Inc. *                          413
                                                            --------
                                                               6,920

             SEMI-CONDUCTORS -- 6.5%
       56    Altera Corp. *                                      685
       25    Broadcom Corp., Class A * (l)                       373
       27    Intersil Corp., Class A *                           374
       21    KLA-Tencor Corp. *                                  725
       33    Microchip Technology, Inc. (l)                      816
       24    Novellus Systems, Inc. * (l)                        674
                                                            --------
                                                               3,647
             -------------------------------------------------------
             Total Common Stocks                              55,529
             (Cost $64,651)
             -------------------------------------------------------
             WARRANT -- 0.3%

             INTERNET SERVICES/SOFTWARE -- 0.3%
        4    Expedia, Inc., expires 2/4/09                       151
             (Cost $68)
--------------------------------------------------------------------
             Total Long Term Investments                      55,680
             (Cost $64,719)
--------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 1.3%

             MONEY MARKET FUND -- 1.3%
      723    JPMorgan Prime Money Market Fund (a)
             (Cost $723)                                         723
--------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $65,442)                                 $ 56,403
--------------------------------------------------------------------

                       See notes to financial statements.

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    2,800    Evergreen Institutional Money Market Fund      $  2,800
    2,800    Federated Prime Value Money Market Fund           2,800
    6,049    JPMorgan Prime Money Market Fund (a)              6,049
    2,000    Reserve Primary Money Market Fund                 2,000
    2,000    AIM Short Term Investment Co. - Liquid            2,000
                                                            --------
                                                            $ 15,649
                                                            --------

                       See notes to financial statements.

JPMORGAN MID CAP VALUE FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 85.4%

             COMMON STOCKS -- 85.4%

             ADVERTISING -- 0.5%
       18    Lamar Advertising Co. * (l)                   $     592

             APPAREL -- 2.4%
       35    Columbia Sportswear Co. *                         1,546
       42    VF Corp.                                          1,514
                                                           ---------
                                                               3,060

             AUTOMOTIVE -- 0.8%
       35    Genuine Parts Co. (l)                             1,078

             BANKING -- 8.3%
       65    Banknorth Group, Inc. (l)                         1,469
       30    Cullen/Frost Bankers, Inc.                          981
       10    M&T Bank Corp.                                      817
       50    North Fork Bancorporation, Inc.                   1,688
       43    Roslyn Bancorp, Inc.                                775
       36    TCF Financial Corp.                               1,586
       30    Webster Financial Corp.                           1,044
       75    Wilmington Trust Corp.                            2,377
                                                           ---------
                                                              10,737

             BROADCASTING/CABLE -- 0.4%
       13    Clear Channel Communications, Inc. *                477

             BUSINESS SERVICES -- 3.9%
       70    Deluxe Corp.                                      2,947
       25    Equifax, Inc.                                       576
       90    IMS Health, Inc.                                  1,440
                                                           ---------
                                                               4,963

             CHEMICALS -- 0.5%
       15    Valspar Corp.                                       672

             COMPUTER SOFTWARE -- 0.5%
       45    Computer Associates International, Inc.             608

             COMPUTERS/COMPUTER HARDWARE -- 0.6%
       12    Lexmark International, Inc. *                       726

             CONSTRUCTION -- 2.4%
      249    Clayton Homes, Inc. (l)                           3,032

             CONSTRUCTION MATERIALS -- 2.1%
       42    Florida Rock Industries, Inc.                     1,613
       27    Vulcan Materials Co.                              1,020
                                                           ---------
                                                               2,633

             CONSUMER PRODUCTS -- 1.3%
       16    Black & Decker Corp.                                695
       21    Fortune Brands, Inc. (l)                            953
                                                           ---------
                                                               1,648

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
       15    Mettler-Toledo International, Inc.
              (Switzerland) *                              $     484

             ENVIRONMENTAL SERVICES -- 1.5%
       90    Republic Services, Inc. *                         1,888

             FINANCIAL SERVICES -- 5.6%
       13    Affiliated Managers Group, Inc. *                   649
       22    Charter One Financial, Inc.                         632
       38    Golden West Financial Corp.                       2,743
       28    Legg Mason, Inc. (l)                              1,359
       70    T. Rowe Price Group, Inc.                         1,907
                                                           ---------
                                                               7,290

             FOOD/BEVERAGE PRODUCTS -- 3.5%
        8    Brown-Forman Corp., Class A                         516
        7    Brown-Forman Corp., Class B                         458
       20    Dean Foods Co. * (l)                                727
       60    Hormel Foods Corp.                                1,400
       25    McCormick & Co., Inc.                               580
       18    The J.M. Smucker Co.                                722
                                                           ---------
                                                               4,403

             HEALTH CARE/HEALTH CARE SERVICES -- 4.0%
        9    Anthem, Inc. *                                      556
       27    Dentsply International, Inc.                      1,017
       23    Hillenbrand Industries, Inc.                      1,112
       23    Lincare Holdings, Inc. *                            727
       58    Manor Care, Inc. *                                1,070
        8    WellPoint Health Networks, Inc. *                   569
                                                           ---------
                                                               5,051

             INSURANCE -- 5.4%
       45    IPC Holdings LTD (Bermuda) *                      1,419
       40    John Hancock Financial Services, Inc.             1,122
       28    MGIC Investment Corp.                             1,156
       15    PartnerRe LTD (Bermuda) (l)                         777
       23    Principal Financial Group, Inc. (l)                 693
       50    SAFECO Corp.                                      1,734
                                                           ---------
                                                               6,901

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
       29    IDEX Corp.                                          955

             MANUFACTURING -- 2.8%
       18    Carlisle Companies, Inc.                            732
       26    Cooper Industries LTD, Class A                      944
       64    Crane Co.                                         1,268
       16    Roper Industries, Inc.                              586
                                                           ---------
                                                               3,530

             MULTI-MEDIA -- 4.7%
       26    E.W. Scripps Co., Class A                         2,001
       31    Gannett Co., Inc.                                 2,225
       27    Knight Ridder, Inc.                               1,708
                                                           ---------
                                                               5,934

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- 5.2%
       45    Burlington Resources, Inc.                    $   1,919
       60    Devon Energy Corp.                                2,754
       20    Equitable Resources, Inc.                           701
       28    Murphy Oil Corp.                                  1,200
                                                           ---------
                                                               6,574

             PAPER/FOREST PRODUCTS -- 1.0%
       23    Plum Creek Timber Co., Inc.                         552
       17    Rayonier, Inc.                                      769
                                                           ---------
                                                               1,321

             PIPELINES -- 2.5%
       54    El Paso Corp. (l)                                   376
       65    Kinder Morgan, Inc.                               2,747
                                                           ---------
                                                               3,123

             PRINTING & PUBLISHING -- 1.3%
        2    Washington Post Co., Class B                      1,624

             REAL ESTATE INVESTMENT TRUST -- 4.2%
       33    Cousins Properties, Inc.                            823
       65    Kimco Realty Corp.                                2,003
       27    PS Business Parks, Inc.                             859
       50    Public Storage, Inc.                              1,615
                                                           ---------
                                                               5,300

             RESTAURANTS/FOOD SERVICES -- 3.3%
       60    Applebee's International, Inc.                    1,385
       82    Outback Steakhouse, Inc.                          2,813
                                                           ---------
                                                               4,198

             RETAILING -- 2.6%
       17    AutoZone, Inc. *                                  1,201
      129    Foot Locker, Inc. *                               1,355
        8    Payless ShoeSource, Inc. *                          425
       14    The May Department Stores Co.                       324
                                                           ---------
                                                               3,305

             TELECOMMUNICATIONS -- 6.0%
       38    Alltel Corp.                                      1,913
       70    CenturyTel, Inc.                                  2,057
      100    EchoStar Communications Corp., Class A * (l)      2,225
       33    Telephone & Data Systems, Inc.                    1,538
                                                           ---------
                                                               7,733

             TEXTILES -- 1.2%
       28    Mohawk Industries, Inc. *                         1,589

             UTILITIES -- 5.7%
       28    Dominion Resources, Inc.                          1,515
       71    Energy East Corp.                                 1,564
       32    FirstEnergy Corp.                                 1,045
       30    Pepco Holdings, Inc.                                582
       18    PPL Corp.                                           624

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
       38    SCANA Corp.                                   $   1,176
       30    Sempra Energy (l)                                   710
                                                           ---------
                                                               7,216
             -------------------------------------------------------
             Total Common Stocks                             108,645
             (Cost $105,697)
--------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 14.6%
--------------------------------------------------------------------
             MONEY MARKET FUND -- 14.6%
   18,527    JPMorgan Prime Money Market Fund (a)             18,527
             (Cost $18,527)
--------------------------------------------------------------------
             Total Investments -- 100.0%                   $ 127,172
             (Cost $124,224)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    3,000    Evergreen Institutional Money Market Fund     $   3,000
    3,000    Federated Prime Value Money Market Fund           3,000
    1,049    JPMorgan Prime Money Market Fund (a)              1,049
                                                           ---------
                                                           $   7,049
                                                           =========

                       See notes to financial statements.

JPMORGAN SMALL CAP EQUITY FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 95.5%

             COMMON STOCKS -- 95.5%

             AEROSPACE -- 1.9%
      186    Alliant Techsystems, Inc. *                   $  11,620

             AIRLINES -- 0.4%
      122    Atlantic Coast Airlines Holdings, Inc. *          1,472
       70    SkyWest, Inc.                                       915
                                                           ---------
                                                               2,387
             APPAREL -- 0.8%
      194    Quiksilver, Inc. *                                5,177

             APPLIANCES & HOUSEHOLD DURABLES -- 0.7%
      189    Furniture Brands International, Inc. *            4,498

             AUTOMOTIVE -- 5.3%
      133    BorgWarner, Inc.                                  6,726
      194    Gentex Corp. *                                    6,143
      166    Lithia Motors, Inc., Class A *                    2,608
      184    O'Reilly Automotive, Inc. *                       4,646
      106    Polaris Industries, Inc. (l)                      6,223
      160    Winnebago Industries, Inc. (l)                    6,277
                                                           ---------
                                                              32,623

             BANKING -- 6.5%
      108    Commerce Bancorp, Inc.                            4,668
       63    CVB Financial Corp.                               1,607
      263    East-West Bancorp., Inc.                          9,488
       32    Hancock Holding Co.                               1,429
      267    The Colonial BancGroup, Inc.                      3,187
      167    UCBH Holdings, Inc.                               7,085
      256    United Bankshares, Inc.                           7,443
      158    Wintrust Financial Corp.                          4,933
                                                           ---------
                                                              39,840

             BIOTECHNOLOGY -- 1.8%
      163    Cambrex Corp.                                     4,918
      200    Pharmaceutical Product Development, Inc. *        5,854
                                                           ---------
                                                              10,772

             BROADCASTING/CABLE -- 0.6%
      354    Entravision Communications Corp., Class A *       3,528

             BUSINESS SERVICES -- 3.6%
      170    Banta Corp.                                       5,316
      143    Consolidated Graphics, Inc. *                     3,186
      375    Copart, Inc. *                                    4,437
       71    Fair, Isaac & Co., Inc.                           3,012
      191    Iron Mountain, Inc. *                             6,300
                                                           ---------
                                                              22,251

             CHEMICALS -- 3.7%
      240    Albemarle Corp.                                   6,828
       88    Cabot Microelectronics Corp. * (l)                4,163
      256    Georgia Gulf Corp.                                5,912
      281    Spartech Corp.                                    5,788
                                                           ---------
                                                              22,691

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER NETWORKS -- 0.7%
      195    Avocent Corp. *                               $   4,333

             COMPUTER SOFTWARE -- 3.0%
      268    CACI International, Inc., Class A *               9,534
      139    Hyperion Solutions Corp. *                        3,568
      239    JDA Software Group, Inc. *                        2,307
      304    Macromedia, Inc. *                                3,233
                                                           ---------
                                                              18,642

             COMPUTERS/COMPUTER HARDWARE -- 0.8%
       90    Zebra Technologies Corp., Class A *               5,157

             CONSTRUCTION -- 3.1%
      157    EMCOR Group, Inc. *                               8,307
       19    NVR, Inc. *                                       6,103
      222    Toll Brothers, Inc. *                             4,476
                                                           ---------
                                                              18,886

             CONSTRUCTION MATERIALS -- 0.4%
       72    Florida Rock Industries, Inc.                     2,755

             CONSUMER PRODUCTS -- 3.1%
      261    Church & Dwight Co., Inc.                         7,948
      223    Fossil, Inc. *                                    4,531
      111    Harman International Industries, Inc.             6,581
                                                           ---------
                                                              19,060

             CONSUMER SERVICES -- 1.3%
      115    Education Management Corp. *                      4,305
      144    Regis Corp.                                       3,735
                                                           ---------
                                                               8,040

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.2%
      192    Ametek, Inc.                                      7,375
      218    Varian, Inc. *                                    6,247
                                                           ---------
                                                              13,622

             ENGINEERING SERVICES -- 1.4%
      234    Jacobs Engineering Group, Inc. *                  8,334

             ENTERTAINMENT/LEISURE -- 1.0%
      422    Boyd Gaming Corp. *                               5,926

             ENVIRONMENTAL SERVICES -- 1.3%
      210    Waste Connections, Inc. *                         8,098

             FINANCIAL SERVICES -- 2.1%
      116    Affiliated Managers Group, Inc. *                 5,837
      240    Raymond James Financial, Inc.                     7,091
                                                           ---------
                                                              12,928

             FOOD/BEVERAGE PRODUCTS -- 2.8%
      146    American Italian Pasta Co., Class A * (l)         5,253
      217    Constellation Brands, Inc., Class A *             5,155
      199    Performance Food Group Co. *                      6,768
                                                           ---------
                                                              17,176

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- 9.8%
      254    Community Health Systems, Inc. *              $   5,230
      384    Cooper Companies, Inc.                            9,607
      190    Coventry Health Care, Inc. *                      5,504
      185    Henry Schein, Inc. *                              8,325
       84    Idexx Laboratories, Inc. *                        2,759
      139    Inamed Corp. *                                    4,281
      145    Ocular Sciences, Inc. *                           2,244
      210    Owens & Minor, Inc.                               3,448
      102    Oxford Health Plans, Inc. *                       3,723
      110    Patterson Dental Co. *                            4,816
       99    Respironics, Inc. *                               3,025
      290    Steris Corp. *                                    7,033
                                                           ---------
                                                              59,995

             HOTELS/OTHER LODGING -- 1.1%
      455    Extended Stay America, Inc. *                     6,711

             INSURANCE -- 2.8%
      246    HCC Insurance Holdings, Inc.                      6,039
       87    Hilb, Rogal & Hamilton Co. (l)                    3,554
       36    Markel Corp. *                                    7,357
                                                           ---------
                                                              16,950

             MACHINERY & ENGINEERING EQUIPMENT -- 2.9%
      192    IDEX Corp.                                        6,288
      174    Kennametal, Inc.                                  6,006
      254    Regal-Beloit Corp.                                5,258
                                                           ---------
                                                              17,552

             MANUFACTURING -- 1.5%
      108    Actuant Corp., Class A *                          5,002
      130    AptarGroup, Inc.                                  4,046
                                                           ---------
                                                               9,048

             METALS/MINING -- 0.3%
      211    Century Aluminum Co.                              1,565

             MULTI-MEDIA -- 1.0%
      299    Emmis Communications Corp., Class A *             6,237

             OIL & GAS -- 5.3%
      188    Newfield Exploration Co. *                        6,770
      496    Pride International, Inc. * (l)                   7,394
      217    St. Mary Land & Exploration Co.                   5,423
      292    Swift Energy Co. *                                2,819
      185    Varco International, Inc. *                       3,216
      198    Vintage Petroleum, Inc.                           2,088
      196    XTO Energy, Inc.                                  4,836
                                                           ---------
                                                              32,546

             PHARMACEUTICALS -- 2.3%
      261    CV Therapeutics, Inc. * (l)                       4,757
       36    Medicines Co. *                                     577
      268    Scios, Inc. * (l)                                 8,727
                                                           ---------
                                                              14,061

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 1.5%
      110    Alexandria Real Estate Equities, Inc.         $   4,674
      126    Chelsea Property Group, Inc.                      4,210
                                                           ---------
                                                               8,884

             RESTAURANTS/FOOD SERVICES -- 3.5%
      287    AFC Enterprises, Inc. *                           6,023
      190    Applebee's International, Inc.                    4,409
      196    Sonic Corp. *                                     4,016
      185    The Cheesecake Factory, Inc. * (l)                6,698
                                                           ---------
                                                              21,146

             RETAILING -- 4.2%
      426    Chico's FAS, Inc. *                               8,060
      168    Genesco, Inc. * (l)                               3,134
      193    Luby's, Inc. *                                      560
      457    Pier 1 Imports, Inc.                              8,659
      259    School Specialty, Inc. *                          5,182
                                                           ---------
                                                              25,595

             SEMI-CONDUCTORS -- 3.2%
      212    Asyst Technologies, Inc. *                        1,559
      216    Brooks-PRI Automation, Inc. *                     2,472
       91    Cymer, Inc. * (l)                                 2,948
      333    Integrated Circuit Systems, Inc. *                6,077
      124    International Rectifier Corp. *                   2,284
      192    Varian Semiconductor Equipment Associates,
               Inc. *                                          4,557
                                                           ---------
                                                              19,897

             TELECOMMUNICATIONS -- 0.4%
      257    Tekelec *                                         2,683

             TELECOMMUNICATIONS EQUIPMENT -- 1.0%
      313    CommScope, Inc. *                                 2,472
      166    Inter-Tel, Inc.                                   3,469
                                                           ---------
                                                               5,941

             TRANSPORTATION -- 3.1%
      205    Arkansas Best Corp. *                             5,318
      101    Landstar System, Inc. *                           5,912
      360    Werner Enterprises, Inc.                          7,751
                                                           ---------
                                                              18,981

             UTILITIES -- 3.1%
      221    American States Water Co.                         5,106
       86    New Jersey Resources Corp.                        2,707
      244    Philadelphia Suburban Corp.                       5,017
       87    The Laclede Group, Inc.                           2,102
      103    UGI Corp.                                         3,840
                                                           ---------
                                                              18,772
             -------------------------------------------------------
             Total Common Stocks                             584,908
             (Cost $574,032)
             -------------------------------------------------------

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 4.5%

             MONEY MARKET FUND -- 4.5%
   27,564    JPMorgan Prime Money Market Fund (a)
             (Cost $27,564)                                   27,564
             -------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $601,596)                               $ 612,472
             -------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    8,000    Evergreen Institutional Money Market Fund     $   8,000
    8,000    Federated Prime Value Money Market Fund           8,000
   17,737    JPMorgan Prime Money Market Fund (a)             17,737
    8,000    AIM Short Term Investment Co. - Liquid            8,000
                                                           ---------
                                                           $  41,737
                                                           =========

                       See notes to financial statements.

JPMORGAN SMALL CAP GROWTH FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 92.7%

             COMMON STOCKS -- 92.7%

             AIRLINES -- 0.7%
        1    Atlantic Coast Airlines Holdings, Inc. *      $      13

             BANKING -- 3.1%
        1    CVB Financial Corp.                                  17
        1    Texas Regional Bancshares, Class A                   40
                                                           ---------
                                                                  57

             BIOTECHNOLOGY -- 3.7%
        2    Abgenix, Inc. *                                      13
        1    Enzon, Inc. *                                        12
        1    InterMune, Inc. * (l)                                17
        1    Myriad Genetics, Inc. *                              19
        1    Transkaryotic Therapies, Inc. *                       7
                                                           ---------
                                                                  68

             BROADCASTING/CABLE -- 2.1%
        4    Mediacom Communications Corp. *                      39

             BUSINESS SERVICES -- 10.9%
        1    ChoicePoint, Inc. *                                  49
        2    CSG Systems International, Inc. *                    22
        1    Fair, Isaac & Co., Inc.                              41
        1    Iron Mountain, Inc. *                                31
        3    PRG-Schultz International, Inc. *                    23
        2    Sylvan Learning Systems, Inc. *                      35
                                                           ---------
                                                                 201

             COMPUTER NETWORKS -- 0.4%
        5    Enterasys Networks, Inc. *                            8

             COMPUTER SOFTWARE -- 8.9%
        1    Advent Software, Inc. *                              12
        1    Caminus Corp. *                                       3
        1    National Instruments Corp. *                         41
        5    Packeteer, Inc. *                                    34
        1    Retek, Inc. *                                         3
        2    Serena Software, Inc. *                              33
        5    Wind River Systems *                                 21
        5    Witness Systems, Inc. *                              18
                                                           ---------
                                                                 165

             COMPUTERS/COMPUTER HARDWARE -- 3.2%
        2    Electronics for Imaging, Inc. *                      31
        1    Tech Data Corp. *                                    29
                                                           ---------
                                                                  60

             CONSUMER SERVICES -- 3.2%
        1    Fidelity National Information Solutions,
               Inc. *                                             17
        3    Interactive Data Corp. *                             43
                                                           ---------
                                                                  60

             DISTRIBUTION -- 1.0%
        2    Daisytek International Corp. *                       19

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.5%
        1    Mettler-Toledo International, Inc.
               (Switzerland) *                             $      28
        1    Technitrol, Inc.                                     18
                                                           ---------
                                                                  46

             ENTERTAINMENT/LEISURE -- 2.1%
        4    Pegasus Solutions, Inc. *                            39

             FINANCIAL SERVICES -- 2.8%
        1    AmeriCredit Corp. *                                   9
        0^^  Chicago Mercantile Exchange (l)                       9
        1    T. Rowe Price Group, Inc.                            34
                                                           ---------
                                                                  52

             FOOD/BEVERAGE PRODUCTS -- 1.3%
        1    Performance Food Group Co. *                         25

             HEALTH CARE/HEALTH CARE SERVICES -- 9.9%
        1    Covance, Inc. *                                      17
        3    Medcath Corp. *                                      31
        1    NDCHealth Corp.                                      21
        0^^  Pediatrix Medical Group, Inc. *                      18
        1    Priority Healthcare Corp., Class B *                 32
        2    Province Healthcare Co. * (l)                        18
        4    STAAR Surgical Co. *                                 13
        1    United Surgical Partners International,
               Inc. *                                             20
        1    Ventana Medical Systems, Inc. *                      14
                                                           ---------
                                                                 184

             INSURANCE -- 4.5%
        1    Brown & Brown, Inc.                                  22
        1    Hilb, Rogal & Hamilton Co.                           25
        0^^  Markel Corp. *                                       15
        1    ProAssurance Corp. *                                 22
                                                           ---------
                                                                  84

             INTERNET SERVICES/SOFTWARE -- 2.1%
        1    CheckFree Corp. *                                    18
       14    Hollywood Media Corp. *                              14
        4    Kana Software, Inc. *                                 7
                                                           ---------
                                                                  39

             MANUFACTURING -- 0.8%
        2    Vicor Corp. *                                        14

             MULTI-MEDIA -- 2.2%
        2    Gray Television, Inc.                                19
        6    Penton Media, Inc. *                                  4
        8    Primedia, Inc. *                                     17
                                                           ---------
                                                                  40
             OFFICE/BUSINESS EQUIPMENT -- 2.6%
        1    Falcon Products, Inc. *                               5
        2    Global Imaging Systems, Inc. *                       43
                                                           ---------
                                                                  48
             OIL & GAS -- 6.3%
        1    Evergreen Resources, Inc. *                          32
        2    Key Energy Services, Inc. *                          20

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
        1    Newfield Exploration Co. *                    $      27
        1    Unit Corp. *                                         16
        1    Universal Compression Holding, Inc. *                22
                                                           ---------
                                                                 117

             PHARMACEUTICALS -- 0.9%
        1    Vertex Pharmaceuticals, Inc. *                       16

             PIPELINES -- 0.8%
        0^^  Western Gas Resources, Inc.                          15

             PRINTING & PUBLISHING -- 2.0%
        2    Information Holdings, Inc. *                         37

             REAL ESTATE INVESTMENT TRUST -- 0.9%
        1    Chelsea Property Group, Inc.                         17

             RETAILING -- 6.7%
        0^^  CDW Computer Centers, Inc. *                         21
        2    Genesco, Inc. * (l)                                  32
        1    PC Connection, Inc. *                                 3
        2    PETCO Animal Supplies, Inc. *                        37
        1    Tuesday Morning Corp. *                              21
        2    Tweeter Home Entertainment Group, Inc. *             11
                                                           ---------
                                                                 125

             SEMI-CONDUCTORS -- 3.3%
        1    Advanced Energy Industries, Inc. *                    9
        0^^  Cymer, Inc. * (l)                                    11
        1    Photronics, Inc. *                                   14
        2    PLX Technology, Inc. *                                9
        1    Rudolph Technologies, Inc. *                         18
                                                           ---------
                                                                  61

             SHIPPING/TRANSPORTATION -- 1.0%
        1    UTI Worldwide, Inc. (Virgin Islands)                 18

             TELECOMMUNICATIONS -- 1.8%
        7    LCC International, Inc. *                            13
        2    Tekelec *                                            20
                                                           ---------
                                                                  33

             TRANSPORTATION -- 1.0%
        1    Knight Transportation, Inc. *                        19
             -------------------------------------------------------
             Total Common Stocks                               1,719
             (Cost $2,222)
             -------------------------------------------------------

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
         SHORT-TERM INVESTMENT -- 7.3%

             MONEY MARKET FUND -- 7.3%
      136    JPMorgan Prime Money Market Fund (a)
             (Cost $136)                                   $     136
--------------------------------------------------------------------
             Total Investments -- 100.0%                   $   1,855
             (Cost $2,358)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
       20    Evergreen Institutional Money Market Fund     $      20
       20    Federated Prime Value Money Market Fund              20
       36    JPMorgan Prime Money Market Fund (a)                 36
                                                           ---------
                                                           $      76
                                                           =========

                       See notes to financial statements.

JPMORGAN SMARTINDEX(TM) FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 97.8%

             COMMON STOCKS -- 97.8%

             ADVERTISING -- 0.0%^
        3    Interpublic Group of Companies, Inc.          $      41
        1    Omnicom Group                                        32
                                                           ---------
                                                                  73

             AEROSPACE -- 1.8%
        6    General Dynamics Corp.                              484
       15    Lockheed Martin Corp.                               884
        5    Northrop Grumman Corp.                              485
        2    Raytheon Co.                                         65
       24    The Boeing Co. (l)                                  798
       25    United Technologies Corp.                         1,567
                                                           ---------
                                                               4,283

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
       18    Monsanto Co.                                        354

             APPAREL -- 0.5%
       18    Jones Apparel Group, Inc. *                         649
       14    Nike, Inc., Class B                                 609
                                                           ---------
                                                               1,258

             AUTOMOTIVE -- 1.3%
        4    Dana Corp.                                           41
       22    Delphi Corp.                                        180
       68    Ford Motor Co.                                      634
       24    General Motors Corp. (l)                            887
       12    Harley-Davidson, Inc. (l)                           541
        4    Johnson Controls, Inc.                              345
        8    Lear Corp. * (l)                                    273
        6    Paccar, Inc.                                        254
                                                           ---------
                                                               3,155

             BANKING -- 6.4%
       25    Bank of America Corp.                             1,732
       50    Bank One Corp.                                    1,820
        2    Banknorth Group, Inc.                                47
        1    City National Corp.                                  53
        1    Comerica, Inc.                                       30
        3    Compass Bancshares, Inc.                             97
        2    FirstMerit Corp.                                     43
       67    FleetBoston Financial Corp.                       1,638
       11    GreenPoint Financial Corp.                          488
        8    Hibernia Corp., Class A                             144
       14    Marshall & Ilsley Corp.                             375
       22    Mellon Financial Corp.                              585
        0^^  National Commerce Financial Corp.                    10
        3    North Fork Bancorporation, Inc.                     111
        5    Northern Trust Corp.                                179
       23    PNC Financial Services Group, Inc.                  955
       16    SouthTrust Corp.                                    393
       21    SunTrust Banks, Inc.                              1,190
        4    TCF Financial Corp.                                 175
      116    U.S. Bancorp                                      2,468
        5    Wachovia Corp.                                      193

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
       46    Washington Mutual, Inc.                       $   1,578
       24    Wells Fargo & Co.                                 1,139
                                                           ---------
                                                              15,443

             BIOTECHNOLOGY -- 1.3%
       46    Amgen, Inc. *                                     2,218
        4    Gilead Sciences, Inc. *                             119
       14    Human Genome Sciences, Inc. *                       127
       22    MedImmune, Inc. *                                   609
                                                           ---------
                                                               3,073

             BROADCASTING/CABLE -- 0.2%
       11    Clear Channel Communications, Inc. *                418

             BUSINESS SERVICES -- 1.4%
       38    Automatic Data Processing, Inc.                   1,492
       51    Cendant Corp. * (l)                                 529
        5    Cintas Corp.                                        220
        5    Computer Sciences Corp. *                           186
        5    Electronic Data Systems Corp.                        98
       17    First Data Corp.                                    616
        1    Moody's Corp.                                        37
        4    Paychex, Inc. (l)                                   114
                                                           ---------
                                                               3,292

             CHEMICALS -- 1.4%
       17    Air Products & Chemicals, Inc.                      714
        2    E.I. DuPont de Nemours & Co.                        102
       10    Eastman Chemical Co.                                375
        6    Lyondell Chemical Co.                                75
       15    PPG Industries, Inc.                                763
        6    Praxair, Inc.                                       352
        8    Rohm & Haas Co.                                     266
       22    The Dow Chemical Co.                                647
                                                           ---------
                                                               3,294

             COMPUTER NETWORKS -- 1.4%
      245    Cisco Systems, Inc. *                             3,213
        4    Juniper Networks, Inc. * (l)                         24
       10    Network Appliance, Inc. *                            96
                                                           ---------
                                                               3,333

             COMPUTER SOFTWARE -- 4.6%
        6    Electronic Arts, Inc. *                             304
      178    Microsoft Corp. *                                 9,197
      144    Oracle Corp. *                                    1,552
        7    PeopleSoft, Inc. *                                  126
        3    Siebel Systems, Inc. *                               19
        3    VERITAS Software Corp. *                             50
                                                           ---------
                                                              11,248

             COMPUTERS/COMPUTER HARDWARE -- 3.9%
       89    Dell Computer Corp. *                             2,369
      127    Hewlett-Packard Co.                               2,212
       53    International Business Machines Corp.             4,069

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTERS/COMPUTER HARDWARE -- CONTINUED
        4    Lexmark International, Inc. *                 $     248
       24    NCR Corp. *                                         579
                                                           ---------
                                                               9,477

             CONSTRUCTION MATERIALS -- 0.3%
       34    Masco Corp.                                         707

             CONSUMER PRODUCTS -- 4.6%
        8    Black & Decker Corp.                                343
       13    Colgate-Palmolive Co.                               703
        5    Fortune Brands, Inc.                                209
       17    Kimberly-Clark Corp.                                812
       74    Philip Morris Companies, Inc.                     3,015
       51    Procter & Gamble Co.                              4,383
       56    The Gillette Co.                                  1,709
                                                           ---------
                                                              11,174

             CONSUMER SERVICES -- 0.0%^
        8    BearingPoint, Inc. *                                 56

             DIVERSIFIED -- 3.9%
      312    General Electric Co.                              7,607
      104    Tyco International LTD (Bermuda)                  1,780
                                                           ---------
                                                               9,387

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.2%
        8    Agilent Technologies, Inc. *                        144
        7    Emerson Electric Co.                                335
                                                           ---------
                                                                 479

             ENTERTAINMENT/LEISURE -- 0.6%
       40    Carnival Corp. (l)                                1,006
       12    Harrah's Entertainment, Inc. *                      463
       11    Park Place Entertainment Corp. *                     93
                                                           ---------
                                                               1,562

             ENVIRONMENTAL SERVICES -- 0.4%
       38    Waste Management, Inc.                              873

             FINANCIAL SERVICES -- 8.4%
        4    A.G. Edwards, Inc.                                  142
       29    American Express Co.                              1,022
        0^^  Blackrock, Inc. *                                    12
       30    Capital One Financial Corp. (l)                     898
       24    CIT Group, Inc.                                     468
      184    Citigroup, Inc.                                   6,465
       25    Countrywide Financial Corp.                       1,302
       41    E*TRADE Group, Inc. *                               201
       33    Fannie Mae                                        2,098
       33    Freddie Mac                                       1,960
        5    Golden West Financial Corp.                         330
       15    Goldman Sachs Group, Inc.                           987
       19    Household International, Inc.                       517
        6    Legg Mason, Inc. (l)                                277
       31    MBNA Corp.                                          597
       13    Merrill Lynch & Co., Inc.                           478
       33    Morgan Stanley                                    1,305

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
        2    Prudential Financial, Inc.                    $      60
        3    State Street Corp.                                  129
      103    The Charles Schwab Corp.                          1,121
                                                           ---------
                                                              20,369

             FOOD/BEVERAGE PRODUCTS -- 4.0%
        5    Anheuser-Busch Companies, Inc.                      252
       14    Archer Daniels Midland Co.                          179
        9    Del Monte Foods Co. *                                71
        1    General Mills, Inc.                                  33
       20    H.J. Heinz Co.                                      644
        2    Hershey Foods Corp.                                 155
       23    Kellogg Co.                                         778
       25    Kraft Foods, Inc., Class A                          954
       42    PepsiCo, Inc.                                     1,756
       20    Sysco Corp.                                         602
       99    The Coca-Cola Co.                                 4,316
                                                           ---------
                                                               9,740

             HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
       27    Baxter International, Inc. (l)                      745
       21    Becton, Dickinson & Co.                             629
        5    Biomet, Inc.                                        132
        9    Boston Scientific Corp. *                           400
        0^^  C.R. Bard, Inc.                                      12
       13    Cardinal Health, Inc.                               764
       12    Guidant Corp. *                                     361
       25    HCA, Inc.                                         1,053
        7    McKesson Corp.                                      187
       30    Medtronic, Inc.                                   1,349
       15    St. Jude Medical, Inc. *                            604
        6    Stryker Corp.                                       376
       19    Tenet Healthcare Corp. *                            308
        1    UnitedHealth Group, Inc. (l)                        100
        9    WellPoint Health Networks, Inc. *                   640
        2    Zimmer Holdings, Inc. *                              75
                                                           ---------
                                                               7,735

             HOTELS/OTHER LODGING -- 0.1%
        9    Marriott International, Inc., Class A               299

             INDUSTRIAL COMPONENTS -- 0.0%^
        1    SPX Corp. *                                          52

             INSURANCE -- 5.2%
       18    Aetna, Inc. (l)                                     744
        5    AFLAC, Inc.                                         157
       21    Ambac Financial Group, Inc.                       1,170
       62    American International Group, Inc. (l)            3,605
       24    AON Corp. (l)                                       446
       12    CIGNA Corp.                                         481
        4    Hartford Financial Services Group, Inc.             195
        5    Jefferson-Pilot Corp.                               179
        7    John Hancock Financial Services, Inc.               198
       15    MBIA, Inc.                                          662

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
       28    Metlife, Inc. (l)                             $     752
        3    Protective Life Corp.                                85
        8    St. Paul Companies, Inc. (l)                        259
       36    The Allstate Corp.                                1,324
        9    Torchmark Corp.                                     314
       96    Travelers Property Casualty Corp., Class A *      1,408
       13    Travelers Property Casualty Corp., Class B *        196
       20    UnumProvident Corp.                                 351
                                                           ---------
                                                              12,526

             INTERNET SERVICES/SOFTWARE -- 0.4%
       13    eBay, Inc. *                                        909
        0^^  Symantec Corp. *                                     16
        5    Yahoo!, Inc. *                                       83
                                                           ---------
                                                               1,008

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
        4    Caterpillar, Inc.                                   174
        4    Deere & Co.                                         160
        7    Dover Corp.                                         204
       14    Ingersoll-Rand Co., LTD, (Bermuda), Class A         621
       13    Rockwell Automation, Inc.                           269
                                                           ---------
                                                               1,428

             MANUFACTURING -- 1.0%
        9    3M Co. (l)                                        1,160
        4    Cooper Industries LTD, Class A                      149
        6    Danaher Corp.                                       414
        2    Eaton Corp.                                         187
       27    Honeywell International, Inc.                       638
                                                           ---------
                                                               2,548

             METALS/MINING -- 0.6%
       60    Alcoa, Inc.                                       1,374

             MULTI-MEDIA -- 3.8%
      131    AOL Time Warner, Inc. * (l)                       1,710
       36    Comcast Corp., Class A *                            853
       44    Comcast Corp., Special Class A *                    989
        6    Fox Entertainment Group, Inc., Class A * (l)        148
       11    Gannett Co., Inc.                                   819
        1    Knight Ridder, Inc.                                  70
       29    Liberty Media Corp., Class A *                      261
       47    The Walt Disney Co.                                 758
       22    Tribune Co.                                       1,018
       67    Viacom, Inc., Class B * (l)                       2,719
                                                           ---------
                                                               9,345

             OFFICE/BUSINESS EQUIPMENT -- 0.0%^
        2    Pitney Bowes, Inc.                                   49

             OIL & GAS -- 6.0%
       23    Anadarko Petroleum Corp.                          1,121
       17    Baker Hughes, Inc.                                  560
       36    ChevronTexaco Corp.                               2,413

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
       39    ConocoPhillips                                $   1,892
       10    Cooper Cameron Corp. *                              498
       10    Devon Energy Corp.                                  464
        6    Diamond Offshore Drilling, Inc.                     135
       11    ENSCO International, Inc.                           321
      176    ExxonMobil Corp.                                  6,149
       24    Rowan Companies, Inc.                               549
       13    Transocean, Inc.                                    302
        4    Valero Energy Corp.                                 163
                                                           ---------
                                                              14,567

             PACKAGING -- 0.1%
        8    Smurfit-Stone Container Corp. *                     126

             PAPER/FOREST PRODUCTS -- 0.4%
        4    Bowater, Inc.                                       151
        4    Georgia-Pacific Corp.                                60
       13    Temple-Inland, Inc.                                 569
        6    Weyerhaeuser Co. (l)                                295
                                                           ---------
                                                               1,075

             PHARMACEUTICALS -- 9.7%
       65    Abbott Laboratories                               2,616
       63    Bristol-Myers Squibb Co.                          1,447
       29    Eli Lilly & Co.                                   1,848
        8    Forest Laboratories, Inc. *                         815
       76    Johnson & Johnson                                 4,077
       50    Merck & Co., Inc. (l)                             2,808
      168    Pfizer, Inc.                                      5,123
       58    Pharmacia Corp.                                   2,416
       44    Schering-Plough Corp.                               966
        5    Vertex Pharmaceuticals, Inc. *                       81
        4    Watson Pharmaceuticals, Inc. *                       99
       37    Wyeth                                             1,388
                                                           ---------
                                                              23,684

             PHOTOGRAPHIC EQUIPMENT -- 0.1%
        8    Eastman Kodak Co.                                   287

             PIPELINES -- 0.1%
       24    El Paso Corp. (l)                                   169

             PRINTING & PUBLISHING -- 0.1%
        4    The McGraw-Hill Companies, Inc.                     260

             REAL ESTATE INVESTMENT TRUST -- 0.4%
        1    AMB Property Corp.                                   14
        4    Archstone-Smith Trust                                97
        3    Arden Realty, Inc.                                   62
        3    CarrAmerica Realty Corp.                             75
        4    Developers Diversified Realty Corp.                  77
        3    General Growth Properties, Inc.                     140
        8    ProLogis                                            198

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
        4    The Rouse Co.                                 $     130
        4    United Dominion Realty Trust, Inc.                   59
                                                           ---------
                                                                 852

             RESTAURANTS/FOOD SERVICES -- 0.5%
       10    McDonald's Corp.                                    167
        9    Wendy's International, Inc.                         241
       32    Yum! Brands, Inc. *                                 785
                                                           ---------
                                                               1,193

             RETAILING -- 6.7%
       22    Abercrombie & Fitch Co., Class A *                  448
       15    Bed Bath & Beyond, Inc. *                           508
       41    CVS Corp.                                         1,014
        2    Family Dollar Stores                                 56
       22    Federated Department Stores, Inc. *                 624
       90    Home Depot, Inc.                                  2,161
       24    Kohl's Corp. *                                    1,354
       31    Lowe's Companies, Inc.                            1,159
        2    Pier 1 Imports, Inc.                                 45
        8    Sears, Roebuck & Co.                                192
       42    Target Corp.                                      1,251
       29    The Gap, Inc. (l)                                   444
        4    The May Department Stores Co.                        99
       24    The TJX Companies, Inc.                             461
      114    Wal-Mart Stores, Inc.                             5,762
       24    Walgreen Co.                                        689
                                                           ---------
                                                              16,267

             SEMI-CONDUCTORS -- 2.9%
       59    Altera Corp. *                                      725
       12    Analog Devices, Inc. *                              279
       44    Applied Materials, Inc. *                           571
       10    Applied Micro Circuits Corp. *                       38
        4    Broadcom Corp., Class A *                            57
      205    Intel Corp. (l)                                   3,198
       27    Intersil Corp., Class A *                           375
       14    Linear Technology Corp.                             352
       12    Maxim Integrated Products, Inc.                     396
       22    Micron Technology, Inc. * (l)                       210
        3    National Semiconductor Corp. *                       45
        1    QLogic Corp. * (l)                                   38
        4    Teradyne, Inc. *                                     56
       25    Texas Instruments, Inc.                             380
       21    Xilinx, Inc. * (l)                                  424
                                                           ---------
                                                               7,144

             SHIPPING/TRANSPORTATION -- 1.5%
       16    Burlington Northern Santa Fe Corp.                  427
       11    CSX Corp.                                           297
        7    FedEx Corp. (l)                                     390
        5    Norfolk Southern Corp.                               90
        7    Union Pacific Corp.                                 425
       31    United Parcel Service, Inc., Class B              1,981
                                                           ---------
                                                               3,610

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             STEEL -- 0.1%
       13    United States Steel Corp.                     $     168

             TELECOMMUNICATIONS -- 4.1%
        4    Alltel Corp.                                        179
       22    AT&T Corp.                                          586
      127    AT&T Wireless Services, Inc. *                      717
       46    BellSouth Corp.                                   1,193
       64    Qwest Communications International, Inc. *          322
      101    SBC Communications, Inc.                          2,740
       30    Sprint Corp. - FON Group                            432
       85    Sprint Corp. - PCS Group * (l)                      372
        4    Tellabs, Inc. *                                      32
       90    Verizon Communications, Inc.                      3,475
                                                           ---------
                                                              10,048

             TELECOMMUNICATIONS EQUIPMENT -- 0.7%
        0^^  CIENA Corp. *                                         1
        1    Corning, Inc. *                                       3
       13    JDS Uniphase Corp. *                                 31
      215    Lucent Technologies, Inc. * (l)                     271
      106    Motorola, Inc.                                      917
       15    QUALCOMM, Inc. *                                    528
                                                           ---------
                                                               1,751

             TOYS & GAMES -- 0.2%
       16    Hasbro, Inc.                                        184
       19    Mattel, Inc.                                        356
                                                           ---------
                                                                 540

             UTILITIES -- 2.6%
       11    Ameren Corp.                                        449
       14    American Electric Power Co., Inc. (l)               391
       28    Centerpoint Energy, Inc. (l)                        235
        8    Consolidated Edison, Inc.                           343
       10    Constellation Energy Group, Inc.                    281
       11    Dominion Resources, Inc.                            609
       14    DTE Energy Co.                                      659
       23    Edison International *                              274
        2    Exelon Corp.                                        127
        6    FirstEnergy Corp.                                   188
       12    Pepco Holdings, Inc.                                238
       53    PG&E Corp. *                                        741
       11    Pinnacle West Capital Corp.                         361
        4    PPL Corp.                                           121
       12    Progress Energy, Inc.                               516
       10    Public Service Enterprise Group, Inc.               331
       48    XCEL Energy, Inc. (l)                               528
                                                           ---------
                                                               6,392

             WHOLESALING -- 0.0%^
        2    W.W. Grainger, Inc.                                  93
             -------------------------------------------------------
             Total Common Stocks                             237,638
             (Cost $250,836)
             -------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 2.2%

             U.S. TREASURY SECURITY -- 0.3%
  $   700    U.S. Treasury Note, 4.25%, 3/31/03 @          $     705
             (Cost $704)

   SHARES
             MONEY MARKET FUND -- 1.9%
    4,546    JPMorgan Prime Money Market Fund (a)              4,546
             (Cost $4,546)
--------------------------------------------------------------------
             Total Short-Term Investments                      5,251
             (Cost $5,250)
--------------------------------------------------------------------
             Total Investments -- 100.0%                   $ 242,889
             (Cost $256,086)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    6,000    Evergreen Institutional Money Market Fund     $   6,000
    6,000    Federated Prime Value Money Market Fund           6,000
      141    JPMorgan Prime Money Market Fund (a)                141
    5,000    AIM Short Term Investment Co.- Liquid             5,000
                                                           ---------
                                                           $  17,141
                                                           =========

FUTURE CONTRACTS
(AMOUNTS IN THOUSANDS, EXCEPT NUMBER OF CONTRACTS)

                                                     NOTIONAL    UNREALIZED
  NUMBER                                             VALUE AT   APPRECIATION
    OF                                 EXPIRATION    12/31/02  (DEPRECIATION)
CONTRACTS  DESCRIPTION                    DATE         (USD)        (USD)
-----------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING
    23     S&P 500 Index               March, 2003   $ 5,054      ($94)

                       See notes to financial statements.

JPMORGAN U.S. EQUITY FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 97.3%

             COMMON STOCKS -- 97.3%

             AEROSPACE -- 1.6%
       29    Lockheed Martin Corp.                          $  1,650
       36    The Boeing Co. (l)                                1,201
       43    United Technologies Corp.                         2,666
                                                            --------
                                                               5,517

             APPAREL-- 1.1%
       40    Jones Apparel Group, Inc. *                       1,417
       51    Nike, Inc., Class B (l)                           2,245
                                                            --------
                                                               3,662

             AUTOMOTIVE -- 1.0%
       42    General Motors Corp. (l)                          1,555
       23    Johnson Controls, Inc.                            1,831
                                                            --------
                                                               3,386

             BANKING -- 4.1%
       77    Bank One Corp.                                    2,803
       66    FirstMerit Corp.                                  1,421
       34    FleetBoston Financial Corp.                         833
       51    Mellon Financial Corp.                            1,329
      369    U.S. Bancorp                                      7,824
                                                            --------
                                                              14,210

             BIOTECHNOLOGY -- 2.3%
      105    Amgen, Inc. * (l)                                 5,089
       73    Human Genome Sciences, Inc. *                       639
       80    MedImmune, Inc. *                                 2,176
                                                            --------
                                                               7,904

             BUSINESS SERVICES -- 0.9%
      110    Accenture LTD, (Bermuda), Class A *               1,973
       98    Cendant Corp. * (l)                               1,024
                                                            --------
                                                               2,997

             CHEMICALS -- 0.9%
       64    PPG Industries, Inc.                              3,230

             COMPUTER NETWORKS -- 1.3%
      351    Cisco Systems, Inc. *                             4,604

             COMPUTER SOFTWARE -- 4.4%
      295    Microsoft Corp. *                                15,276

             COMPUTERS/COMPUTER HARDWARE -- 4.5%
       81    Dell Computer Corp. * (l)                         2,163
      218    Hewlett-Packard Co.                               3,786
       79    International Business Machines Corp. (l)         6,136
      104    NCR Corp. *                                       2,474
       93    Seagate Technology Holdings *                     1,002
                                                            --------
                                                              15,561

             CONSUMER PRODUCTS -- 4.8%
       85    Philip Morris Companies, Inc.                     3,436
      102    Procter & Gamble Co.                              8,755

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- CONTINUED
       25    The Estee Lauder Companies, Inc., Class A      $    655
      125    The Gillette Co.                                  3,789
                                                            --------
                                                              16,635

             DIVERSIFIED-- 4.6%
      427    General Electric Co.                             10,386
      330    Tyco International LTD (Bermuda)                  5,628
                                                            --------
                                                              16,014

             ENTERTAINMENT/LEISURE -- 0.5%
       70    Carnival Corp. (l)                                1,739

             ENVIRONMENTAL SERVICES -- 0.9%
      139    Waste Management, Inc.                            3,191

             FINANCIAL SERVICES -- 11.3%
      142    Capital One Financial Corp. (l)                   4,231
      130    CIT Group, Inc. (l)                               2,556
      368    Citigroup, Inc.                                  12,947
       65    Countrywide Financial Corp. (l)                   3,352
      386    E*TRADE Group, Inc. *                             1,875
      122    Freddie Mac                                       7,180
        3    Goldman Sachs Group, Inc.                           178
       56    Household International, Inc.                     1,566
       63    Morgan Stanley                                    2,507
       44    Stilwell Financial, Inc. *                          580
      158    The Charles Schwab Corp.                          1,711
                                                            --------
                                                              38,683

             FOOD/BEVERAGE PRODUCTS -- 3.0%
      191    The Coca-Cola Co.                                 8,387
       34    Unilever NV, N.Y. Registered Shares (The
               Netherlands)                                    2,092
                                                            --------
                                                              10,479

             HEALTH CARE/HEALTH CARE SERVICES -- 2.1%
       44    Baxter International, Inc. (l)                    1,229
      104    Becton, Dickinson & Co.                           3,205
       20    HCA, Inc.                                           830
       47    Medtronic, Inc. (l)                               2,152
                                                            --------
                                                               7,416

             HOTELS/OTHER LODGING -- 0.3%
       33    Marriott International, Inc., Class A             1,088

             INSURANCE -- 5.5%
      104    Ambac Financial Group, Inc. (l)                   5,834
       44    American International Group, Inc. (l)            2,528
      127    AON Corp. (l)                                     2,397
      102    CIGNA Corp.                                       4,202
      276    Travelers Property Casualty Corp.,
               Class A * (l)                                   4,044
                                                            --------
                                                              19,005

             INTERNET SERVICES/SOFTWARE-- 0.3%
       18    eBay, Inc. *                                      1,187

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
       45    Ingersoll-Rand Co., LTD, (Bermuda),
              Class A (l)                                   $  1,929
             MANUFACTURING -- 1.0%
       27    Danaher Corp.                                     1,754
       76    Honeywell International, Inc.                     1,822
                                                            --------
                                                               3,576

             METALS/MINING -- 0.4%
       59    Alcoa, Inc.                                       1,339
             MULTI-MEDIA -- 4.0%
      187    AOL Time Warner, Inc. *                           2,453
       50    Comcast Corp., Class A * (l)                      1,181
       64    Comcast Corp., Special Class A *                  1,455
       80    The Walt Disney Co.                               1,302
       18    Tribune Co.                                         814
      164    Viacom, Inc., Class B *                           6,696
                                                            --------
                                                              13,901

             OIL & GAS -- 6.3%
       36    Anadarko Petroleum Corp.                          1,729
       70    Baker Hughes, Inc.                                2,244
       46    ChevronTexaco Corp.                               3,052
       43    ConocoPhillips                                    2,086
       35    Cooper Cameron Corp. * (l)                        1,759
       32    Devon Energy Corp.                                1,451
      224    ExxonMobil Corp.                                  7,817
       68    Rowan Companies, Inc. (l)                         1,550
                                                            --------
                                                              21,688

             PACKAGING -- 0.9%
      192    Smurfit-Stone Container Corp. *                   2,958

             PAPER/FOREST PRODUCTS-- 0.5%
       40    Temple-Inland, Inc. (l)                           1,810

             PHARMACEUTICALS -- 9.0%
      107    Abbott Laboratories                               4,268
       46    Eli Lilly & Co.                                   2,925
       30    Forest Laboratories, Inc. *                       2,966
       73    Johnson & Johnson                                 3,902
      241    Pfizer, Inc. (l)                                  7,379
      115    Pharmacia Corp.                                   4,812
       75    Schering-Plough Corp.                             1,658
       85    Wyeth                                             3,164
                                                            --------
                                                              31,074

             REAL ESTATE INVESTMENT TRUST -- 0.4%
       56    ProLogis                                          1,416

             RESTAURANTS/FOOD SERVICES -- 0.3%
       42    Yum! Brands, Inc. *                               1,015

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- 6.8%
       59    Abercrombie & Fitch Co., Class A *            $   1,197
       62    Bed Bath & Beyond, Inc. * (l)                     2,127
       60    CVS Corp.                                         1,491
       49    Federated Department Stores, Inc. *               1,401
      211    Home Depot, Inc.                                  5,050
       29    Kohl's Corp. * (l)                                1,595
       99    Target Corp.                                      2,967
       83    The TJX Companies, Inc.                           1,620
      121    Wal-Mart Stores, Inc.                             6,085
                                                           ---------
                                                              23,533

             SEMI-CONDUCTORS -- 2.8%
      100    Altera Corp. *                                    1,228
       77    Analog Devices, Inc. *                            1,831
      185    Intel Corp.                                       2,876
       86    Intersil Corp., Class A *                         1,200
       47    Linear Technology Corp.                           1,217
       60    Xilinx, Inc. * (l)                                1,242
                                                           ---------
                                                               9,594

             SHIPPING/TRANSPORTATION -- 0.8%
       44    United Parcel Service, Inc., Class B              2,757

             TELECOMMUNICATIONS -- 4.1%
       31    AT&T Corp.                                          809
      148    AT&T Wireless Services, Inc. *                      833
      143    SBC Communications, Inc.                          3,887
      446    Sprint Corp. - PCS Group * (l)                    1,953
      173    Verizon Communications, Inc.                      6,719
                                                           ---------
                                                              14,201

            TELECOMMUNICATIONS EQUIPMENT -- 0.4%
      247    Lucent Technologies, Inc. *                         311
      140    Motorola, Inc.                                    1,213
                                                           ---------
                                                               1,524

             TOYS & GAMES -- 0.4%
       80    Mattel, Inc.                                      1,529

             UTILITIES -- 3.2%
       42    Dominion Resources, Inc.                          2,295
      179    PG&E Corp. *                                      2,488
      139    Pinnacle West Capital Corp.                       4,745
      136    XCEL Energy, Inc. (l)                             1,496
                                                           ---------
                                                              11,024
             -------------------------------------------------------
             Total Common Stocks                             336,652
             (Cost $338,173)
             -------------------------------------------------------

                       See notes to financial statements.

PRINCIPAL
   AMOUNT    ISSUER                                            VALUE
--------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 2.7%

             U.S. TREASURY SECURITY -- 0.2%
  $   740    U.S. Treasury Note, 3.00%, 11/30/03 @         $     752
             (Cost $750)
   SHARES
             MONEY MARKET FUND -- 2.5%
    8,531    JPMorgan Prime Money Market Fund (a)              8,531
             (Cost $8,531)
--------------------------------------------------------------------------
             Total Short-Term Investments                      9,283
             (Cost $9,281)
--------------------------------------------------------------------------
             Total Investments -- 100.0%                   $ 345,935
             (Cost $347,454)
--------------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
   10,000    Evergreen Institutional Money Market Fund     $  10,000
   10,000    Federated Prime Value Money Market Fund          10,000
      111    JPMorgan Prime Money Market Fund (a)                111
    9,000    AIM Short Term Investment Co.- Liquid             9,000
                                                           ---------
                                                           $  29,111
                                                           =========

FUTURE CONTRACTS
(AMOUNTS IN THOUSANDS, EXCEPT NUMBER OF CONTRACTS)

                                                     NOTIONAL    UNREALIZED
   NUMBER                                            VALUE AT   APPRECIATION
    OF                                 EXPIRATION    12/31/02  (DEPRECIATION)
 CONTRACTS   DESCRIPTION                  DATE        (USD)         (USD)
----------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
     38      S&P 500 Index             March-03       $ 8,350      ($166)

                       See notes to financial statements.

JPMORGAN U.S. SMALL COMPANY FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 96.2%

             COMMON STOCKS -- 95.4%
             AEROSPACE -- 1.2%
       64    DRS Technologies, Inc. * (l)                  $   2,009
      100    Triumph Group, Inc. *                             3,200
                                                           ---------
                                                               5,209

             APPAREL -- 0.8%
       56    Columbia Sportswear Co. * (l)                     2,496
      110    Tommy Hilfiger Corp. (Hong Kong) *                  764
                                                           ---------
                                                               3,260

             AUTOMOTIVE -- 2.8%
       51    American Axle & Manufacturing Holdings,
              Inc. *                                           1,200
      116    Lithia Motors, Inc., Class A *                    1,818
       72    Monaco Coach Corp. *                              1,195
      132    National R.V. Holdings, Inc. *                      791
       82    Navistar International Corp. * (l)                1,999
       37    Oshkosh Truck Corp.                               2,283
       40    Superior Industries International, Inc. (l)       1,650
      118    Wabash National Corp. *                             988
                                                           ---------
                                                              11,924

             BANKING -- 8.5%
       21    Allegiant Bancorp, Inc.                             383
       77    Bank of Hawaii Corp.                              2,336
       82    Banner Corp.                                      1,544
       71    City National Corp.                               3,116
       45    Community Bank System, Inc.                       1,407
       46    Cullen/Frost Bankers, Inc.                        1,503
      210    Doral Financial Corp. (Puerto Rico)               6,003
       26    First State Bancorporation                          643
      123    Irwin Financial Corp. (l)                         2,030
      498    NetBank, Inc. *                                   4,820
      105    R & G Financial Corp. (Puerto Rico), Class B      2,431
       62    Silicon Valley Bancshares * (l)                   1,139
       30    Southwest Bancorp of Texas, Inc. *                  850
       87    Sterling Bancshares, Inc.                         1,065
       24    Taylor Capital Group, Inc.                          455
       54    Waypoint Financial Corp.                            967
      103    West Coast Bancorp                                1,558
       88    Westamerica Bancorporation                        3,547
                                                           ---------
                                                              35,797

             BIOTECHNOLOGY -- 1.5%
       70    Charles River Laboratories International,
              Inc. *                                           2,701
       71    Integra LifeSciences Holdings Corp. *             1,254
      215    Protein Design Labs, Inc. *                       1,831
       41    Telik, Inc. *                                       480
                                                           ---------
                                                               6,266

             BUSINESS SERVICES -- 0.9%
       81    Alliance Data Systems Corp. *                     1,428
       27    G&K Services, Inc., Class A                         969
      180    Spherion Corp. * (l)                              1,204
                                                           ---------
                                                               3,601

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CHEMICALS -- 2.1%
      103    Cytec Industries, Inc. *                      $   2,821
       23    Georgia Gulf Corp.                                  522
      195    Millennium Chemicals, Inc.                        1,860
      173    Solutia, Inc. (l)                                   628
      143    Symyx Technologies, Inc. *                        1,797
       99    Wellman, Inc.                                     1,330
                                                           ---------
                                                               8,958

             COMPUTER SOFTWARE -- 5.0%
       87    Activision, Inc. * (l)                            1,274
       37    Anteon International Corp. *                        895
      310    Borland Software Corp. *                          3,808
       59    CACI International, Inc., Class A *               2,116
      128    CompuCom Systems, Inc. *                            715
       44    Computer Programs & Systems, Inc. *               1,101
       32    Documentum, Inc. *                                  508
      100    ManTech International Corp., Class A * (l)        1,906
      105    NetIQ Corp. *                                     1,302
       52    SRA International, Inc., Class A *                1,415
      163    TIBCO Software, Inc. *                            1,008
      154    Tier Technologies, Inc., Class B *                2,462
       49    Veridian Corp. *                                  1,046
       45    Verisity LTD * (l)                                  853
      113    Witness Systems, Inc. * (l)                         390
                                                           ---------
                                                              20,799

             COMPUTERS/COMPUTER HARDWARE -- 1.1%
       27    Imation Corp. * (l)                                 939
      288    Maxtor Corp. *                                    1,457
      143    Synaptics, Inc. *                                 1,089
      181    Western Digital Corp. *                           1,154
                                                           ---------
                                                               4,639

             CONSTRUCTION -- 1.2%
       94    EMCOR Group, Inc. *                               4,976

             CONSTRUCTION MATERIALS -- 1.4%
      141    ElkCorp.                                          2,434
      168    Universal Forest Products, Inc.                   3,585
                                                           ---------
                                                               6,019

             CONSUMER PRODUCTS -- 1.7%
      103    Alberto-Culver Co., Class B (l)                   5,214
       62    WD-40 Co.                                         1,640
       22    Yankee Candle Co., Inc. *                           344
                                                           ---------
                                                               7,198

             CONSUMER SERVICES -- 0.6%
      106    ITT Educational Services, Inc. *                  2,494

             DISTRIBUTION -- 0.4%
      108    Advanced Marketing Services, Inc.                 1,581

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.2%
       27    Ametek, Inc.                                      1,027
      105    Coherent, Inc. *                                  2,103

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
       55    Encore Wire Corp. *                           $     498
       27    InVision Technologies, Inc. * (l)                   714
      120    Power-One, Inc. *                                   681
                                                           ---------
                                                               5,023

             ENTERTAINMENT/LEISURE -- 1.7%
      130    Penn National Gaming, Inc. * (l)                  2,061
      417    Scientific Games Corp., Class A *                 3,030
      125    WMS Industries, Inc. *                            1,878
                                                           ---------
                                                               6,969

             ENVIRONMENTAL SERVICES -- 1.0%
       71    Stericycle, Inc. *                                2,302
       52    Waste Connections, Inc. * (l)                     2,019
                                                           ---------
                                                               4,321

             FINANCIAL SERVICES -- 2.8%
       80    American Capital Strategies LTD                   1,725
      138    American Home Mortgage Holdings, Inc.             1,523
       94    AmeriCredit Corp. * (l)                             729
      236    eSpeed, Inc., Class A *                           4,001
       92    Farmer Mac, Class C *                             2,827
       10    MicroFinancial, Inc.                                 15
       43    New Century Financial Corp. (l)                   1,097
                                                           ---------
                                                              11,917

             FOOD/BEVERAGE PRODUCTS -- 2.0%
       46    Robert Mondavi Corp., Class A *                   1,431
      170    The J.M. Smucker Co.                              6,768
                                                           ---------
                                                               8,199

             HEALTH CARE/HEALTH CARE SERVICES -- 6.6%
       35    Advanced Neuromodulation Systems, Inc. *          1,214
       99    AMN Healthcare Services, Inc. * (l)               1,675
      119    Centene Corp. *                                   4,012
      151    Conceptus, Inc. *                                 1,803
       55    CTI Molecular Imaging, Inc. * (l)                 1,363
      349    Hooper Holmes, Inc.                               2,145
      101    Inveresk Research Group, Inc. *                   2,173
       44    LifePoint Hospitals, Inc. * (l)                   1,325
       43    Odyssey Healthcare, Inc. *                        1,482
      137    Omnicare, Inc.                                    3,253
       80    Priority Healthcare Corp., Class B *              1,865
       13    SurModics, Inc. * (l)                               366
       84    TECHNE Corp. *                                    2,411
      117    United Surgical Partners International,
              Inc. *                                           1,823
       16    Varian Medical Systems, Inc. *                      802
                                                           ---------
                                                              27,712

             HOTELS/OTHER LODGING -- 0.3%
       81    Orient-Express Hotels LTD (Bermuda),
              Class A *                                        1,093

             INSURANCE -- 3.9%
       95    HCC Insurance Holdings, Inc. (l)                  2,327
       59    Platinum Underwriters Holdings LTD
              (Bermuda) * (l)                                  1,551
      141    Protective Life Corp.                             3,890
      107    Scottish Annuity & Life Holdings LTD (Bermuda)    1,863

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
       67    StanCorp Financial Group, Inc.                $   3,260
       88    W.R. Berkley Corp.                                3,503
                                                           ---------
                                                              16,394

             INTERNET SERVICES/SOFTWARE -- 1.0%
      168    Ameritrade Holding Corp. *                          950
       24    Internet Security Systems, Inc. * (l)               446
      183    LendingTree, Inc. * (l)                           2,359
       29    ProQuest Co. *                                      565
                                                           ---------
                                                               4,320

             LEASING -- 0.5%
      101    GATX Corp.                                        2,302

             MACHINERY & ENGINEERING EQUIPMENT -- 3.8%
      168    Applied Industrial Technologies, Inc.             3,169
      121    IDEX Corp.                                        3,955
       61    Kennametal, Inc.                                  2,102
       60    Nordson Corp.                                     1,481
      148    Regal-Beloit Corp.                                3,060
       98    UNOVA, Inc. *                                       587
       57    York International Corp.                          1,456
                                                           ---------
                                                              15,810

             MANUFACTURING -- 0.3%
       42    Wilson Greatbatch Technologies, Inc. *            1,227

             METALS/MINING -- 2.5%
      154    Mueller Industries, Inc. *                        4,184
       86    Precision Castparts Corp.                         2,093
      213    Valmont Industries, Inc.                          4,128
                                                           ---------
                                                              10,405

             MULTI-MEDIA -- 2.0%
       66    Hearst-Argyle Television, Inc. *                  1,589
      279    Insight Communications Co., Inc. * (l)            3,455
      182    Journal Register Co. *                            3,241
                                                           ---------
                                                               8,285

             OFFICE/BUSINESS EQUIPMENT -- 1.4%
      175    Global Imaging Systems, Inc. *                    3,208
      142    Herman Miller, Inc.                               2,610
                                                           ---------
                                                               5,818

             OIL & GAS -- 4.7%
       94    Energen Corp.                                     2,738
      242    Global Industries LTD *                           1,009
       90    Gulf Island Fabrication, Inc. *                   1,470
      115    Lone Star Technologies *                          1,708
       35    Patterson-UTI Energy, Inc. *                      1,057
      108    Premcor, Inc. *                                   2,409
      164    Spinnaker Exploration Co. *                       3,615
       71    Stone Energy Corp. *                              2,355
       63    W-H Energy Services, Inc. *                         921
       26    Westport Resources Corp. *                          549

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
       48    Willbros Group, Inc. (Panama) *               $     397
       59    XTO Energy, Inc. (l)                              1,452
                                                           ---------
                                                              19,680

             PACKAGING -- 2.2%
      709    Crown Cork & Seal Co., Inc. * (l)                 5,633
      138    Silgan Holdings, Inc. *                           3,411
                                                           ---------
                                                               9,044

             PAPER/FOREST PRODUCTS -- 2.0%
      152    Aracruz Celulose SA (Brazil), ADR * (l)           2,818
      290    Buckeye Technologies, Inc. *                      1,785
      299    Caraustar Industries, Inc.                        2,836
       77    Domtar, Inc. (Canada)                               778
                                                           ---------
                                                               8,217

             PHARMACEUTICALS -- 4.9%
       36    aaiPharma, Inc. * (l)                               500
       83    Adolor Corp. * (l)                                1,133
       83    Amylin Pharmaceuticals, Inc. *                    1,348
      160    AtheroGenics, Inc. *                              1,183
       25    Atrix Laboratories, Inc. *                          385
      271    First Horizon Pharmaceutical Corp. *              2,027
       28    La Jolla Pharmaceutical Co. (PIPE), #               184
       88    Medicines Co. * (l)                               1,409
       95    Neurocrine Biosciences, Inc. * (l)                4,328
       85    SangStat Medical Corp. *                            964
       83    Scios, Inc. * (l)                                 2,717
       92    Taro Pharmaceutical Industries LTD (Israel) *     3,466
       25    Trimeris, Inc. * (l)                              1,091
                                                           ---------
                                                              20,735

             REAL ESTATE INVESTMENT TRUST -- 5.9%
       48    Centerpoint Properties Corp. (l)                  2,734
       33    Chelsea Property Group, Inc.                      1,107
      126    Cousins Properties, Inc.                          3,104
       42    Developers Diversified Realty Corp.                 922
       74    FBR Asset Investment Corp.                        2,496
       40    General Growth Properties, Inc.                   2,080
       55    Post Properties, Inc.                             1,318
      162    Prentiss Properties Trust                         4,578
      171    United Dominion Realty Trust, Inc.                2,794
       86    Ventas, Inc.                                        981
       69    Weingarten Realty Investors                       2,529
                                                           ---------
                                                              24,643

             RESTAURANTS/FOOD SERVICES -- 1.3%
       82    AFC Enterprises, Inc. *                           1,724
       62    CEC Entertainment, Inc. *                         1,917
       22    P.F. Chang's China Bistro, Inc. *                   797
       23    Panera Bread Co., Class A *                         807
                                                           ---------
                                                               5,245

             RETAILING -- 3.2%
       60    1-800-FLOWERS.COM, Inc., Class A *                  377
      211    Alloy, Inc. *                                     2,309
      193    Big 5 Sporting Goods Corp. *                      2,081

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- CONTINUED
      145    GameStop Corp. *                              $   1,420
      105    Insight Enterprises, Inc. *                         873
       71    Linens 'N Things, Inc. *                          1,598
       49    Pacific Sunwear of California, Inc. * (l)           866
      116    School Specialty, Inc. * (l)                      2,310
      119    Shoe Carnival, Inc. *                             1,662
                                                           ---------
                                                              13,496

             SEMI-CONDUCTORS -- 4.1%
      118    ATMI, Inc. *                                      2,193
      163    August Technology Corp. *                           823
       56    Axcelis Technologies, Inc. * (l)                    315
       48    Cree, Inc. * (l)                                    778
      121    hi/fn, Inc. *                                       701
      143    Integrated Circuit Systems, Inc. *                2,605
       20    Intersil Corp., Class A *                           283
      555    Lattice Semiconductor Corp. *                     4,865
      173    Monolithic System Technology, Inc. *              2,086
      134    Semtech Corp. *                                   1,461
       46    Varian Semiconductor Equipment Associates,
              Inc. *                                           1,091
                                                           ---------
                                                              17,201

             STEEL -- 0.7%
      144    Reliance Steel & Aluminum Co.                     2,996

             TELECOMMUNICATIONS -- 1.1%
      201    Citizens Communications Co. * (l)                 2,124
       50    IDT Corp., Class B * (l)                            771
      109    Intrado, Inc. *                                   1,071
      283    ITXC Corp. *                                        657
                                                           ---------
                                                               4,623

             TELECOMMUNICATIONS EQUIPMENT -- 1.3%
      197    Advanced Fibre Communications, Inc. *             3,294
      116    C-COR.net Corp. * (l)                               384
      218    CIENA Corp. *                                     1,120
      179    Remec, Inc. * (l)                                   693
                                                           ---------
                                                               5,491

             TOYS & GAMES -- 0.6%
      174    JAKKS Pacific, Inc. *                             2,339

             TRANSPORTATION -- 0.3%
       67    Werner Enterprises, Inc.                          1,434

             UTILITIES -- 2.9%
      235    Atmos Energy Corp.                                5,485
       66    Great Plains Energy, Inc.                         1,520
      817    Sierra Pacific Resources                          5,311
                                                           ---------
                                                              12,316
             -------------------------------------------------------
             Total Common Stocks                             399,976
             (Cost $409,473)
             -------------------------------------------------------

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             PREFERRED STOCKS -- 0.6%
             ENTERTAINMENT/LEISURE -- 0.6%
      165    Six Flags, Inc.                               $   2,681
             (Cost $2,221)
             INVESTMENT COMPANY -- 0.2%
       61    Gladstone Capital Corp.                             999
             (Cost $919)
             -------------------------------------------------------
             Total Long-Term Investments                     403,656
             (Cost $412,613)
====================================================================
     SHORT-TERM INVESTMENTS-- 3.8%
             MONEY MARKET FUND-- 3.8%
   15,857    JPMorgan Prime Money Market Fund (a)             15,857
             (Cost $15,857)
--------------------------------------------------------------------
             Total Investments-- 100.0%                    $ 419,513
             (Cost $428,470)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                            VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
   12,000    Evergreen Institutional Money Market Fund     $  12,000
   10,000    Federated Prime Value Money Market Fund          10,000
   18,284    JPMorgan Prime Money Market Fund (a)             18,284
                                                           ---------
                                                           $  40,284
                                                           =========

                       See notes to financial statements.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
Portfolio of Investments

As of December 31, 2002
(Amounts in thousands)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 95.9%

             COMMON STOCKS -- 95.6%
             AEROSPACE -- 1.6%
       16    DRS Technologies, Inc. * (l)                   $    513
       12    Triumph Group, Inc. *                               380
                                                            --------
                                                                 893

             APPAREL -- 1.0%
       12    Columbia Sportswear Co. *                           530

             AUTOMOTIVE -- 0.6%
        5    Oshkosh Truck Corp.                                 308

             BANKING -- 4.8%
       10    City National Corp.                                 424
       40    Doral Financial Corp. (Puerto Rico)               1,145
       89    NetBank, Inc. *                                     864
        8    Southwest Bancorp of Texas, Inc. *                  232
                                                            --------
                                                               2,665

             BIOTECHNOLOGY -- 2.4%
        4    Abgenix, Inc. * (l)                                  27
       20    Charles River Laboratories International,
               Inc. * (l)                                        780
       44    Protein Design Labs, Inc. *                         370
       11    Telik, Inc. *                                       133
                                                            --------
                                                               1,310

             CHEMICALS -- 1.5%
       67    Symyx Technologies, Inc. *                          843

             COMPUTER SOFTWARE -- 8.6%
       14    Activision, Inc. *                                  197
        5    Anteon International Corp. *                        125
       55    Borland Software Corp. *                            679
       16    CACI International, Inc., Class A *                 553
       23    CompuCom Systems, Inc. *                            127
       14    Computer Programs & Systems, Inc. *                 353
        6    Documentum, Inc. * (l)                               93
       22    ManTech International Corp., Class A * (l)          429
       19    NetIQ Corp. *                                       229
       14    SRA International, Inc., Class A *                  388
       47    TIBCO Software, Inc. *                              292
       37    Tier Technologies, Inc., Class B * (l)              591
       13    Veridian Corp. *                                    282
       12    Verisity LTD * (l)                                  232
       65    Witness Systems, Inc. * (l)                         222
                                                            --------
                                                               4,792

             COMPUTERS/COMPUTER HARDWARE -- 1.6%
        3    Imation Corp. * (l)                                 120
        7    Mercury Computer Systems, Inc. *                    223
       33    Synaptics, Inc. *                                   251
       46    Western Digital Corp. *                             296
                                                            --------
                                                                 890

             CONSTRUCTION -- 1.0%
       11    EMCOR Group, Inc. *                                 573

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- 1.3%
        5    Alberto-Culver Co., Class B (l)                $    258
       17    WD-40 Co.                                           459
                                                            --------
                                                                 717

             CONSUMER SERVICES -- 1.1%
       26    ITT Educational Services, Inc. *                    608

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.6%
       21    Coherent, Inc. *                                    422
       18    InVision Technologies, Inc. * (l)                   466
                                                            --------
                                                                 888

             ENTERTAINMENT/LEISURE -- 1.6%
       72    Scientific Games Corp., Class A *                   519
       26    WMS Industries, Inc. *                              385
                                                            --------
                                                                 904

             ENVIRONMENTAL SERVICES -- 3.7%
       27    Stericycle, Inc. *                                  860
       30    Waste Connections, Inc. * (l)                     1,169
                                                            --------
                                                               2,029

             FINANCIAL SERVICES -- 4.0%
       20    AmeriCredit Corp. * (l)                             152
       63    eSpeed, Inc., Class A * (l)                       1,072
       33    Farmer Mac, Class C *                             1,010
                                                            --------
                                                               2,234

             FOOD/BEVERAGE PRODUCTS -- 1.7%
       24    The J.M. Smucker Co. (l)                            943

             HEALTH CARE/HEALTH CARE SERVICES -- 10.8%
       10    Advanced Neuromodulation Systems, Inc. *            339
       34    AMN Healthcare Services, Inc. * (l)                 568
       40    Centene Corp. *                                   1,341
       37    Conceptus, Inc. * (l)                               444
       16    CTI Molecular Imaging, Inc. * (l)                   390
       15    Inveresk Research Group, Inc. *                     316
       17    Odyssey Healthcare, Inc. *                          604
       23    Priority Healthcare Corp., Class B *                535
        4    SurModics, Inc. * (l)                               102
       24    TECHNE Corp. * (l)                                  678
       33    United Surgical Partners International,
               Inc. * (l)                                        508
        4    Varian Medical Systems, Inc. *                      208
                                                            --------
                                                               6,033

             HOTELS/OTHER LODGING -- 0.7%
       27    Orient-Express Hotels LTD (Bermuda),
               Class A * (l)                                     362

             INTERNET SERVICES/SOFTWARE -- 1.3%
        7    Internet Security Systems, Inc. * (l)               122
       48    LendingTree, Inc. * (l)                             615
                                                            --------
                                                                 737

             MANUFACTURING -- 1.9%
        7    Actuant Corp., Class A *                            330
       27    Armor Holdings, Inc. *                              371
       12    Wilson Greatbatch Technologies, Inc. *              343
                                                            --------
                                                               1,044

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MULTI-MEDIA -- 1.3%
       40    Journal Register Co. *                         $    703

             OFFICE/BUSINESS EQUIPMENT -- 1.9%
       58    Global Imaging Systems, Inc. *                    1,071

             OIL & GAS -- 7.4%
      140    Global Industries LTD *                             582
       44    Gulf Island Fabrication, Inc. *                     722
       20    Lone Star Technologies *                            290
       11    Patterson-UTI Energy, Inc. *                        339
       41    Spinnaker Exploration Co. *                         908
       19    Stone Energy Corp. *                                625
       23    W-H Energy Services, Inc. *                         329
       12    XTO Energy, Inc. (l)                                288
                                                            --------
                                                               4,083

             PACKAGING -- 1.6%
       93    Crown Cork & Seal Co., Inc. * (l)                   743
        7    Silgan Holdings, Inc. *                             167
                                                            --------
                                                                 910

             PHARMACEUTICALS -- 10.3%
       17    Adolor Corp. * (l)                                  229
       17    Amylin Pharmaceuticals, Inc. *                      281
       54    AtheroGenics, Inc. *                                397
        8    Atrix Laboratories, Inc. *                          125
      103    First Horizon Pharmaceutical Corp. *                771
       21    La Jolla Pharmaceutical Co. (PIPE), #               134
       24    Medicines Co. * (l)                                 386
       25    Neurocrine Biosciences, Inc. * (l)                1,126
       14    SangStat Medical Corp. *                            154
       14    Scios, Inc. * (l)                                   441
       31    Taro Pharmaceutical Industries LTD (Israel) *     1,161
       12    Trimeris, Inc. * (l)                                525
                                                            --------
                                                               5,730

             REAL ESTATE INVESTMENT TRUST -- 1.5%
       24    FBR Asset Investment Corp.                          820

             RESTAURANTS/FOOD SERVICES -- 0.5%
        8    P.F. Chang's China Bistro, Inc. * (l)               294

             RETAILING -- 5.4%
       18    1-800-FLOWERS.COM, Inc., Class A *                  115
       67    Alloy, Inc. *                                       732
       31    Big 5 Sporting Goods Corp. *                        330
       55    GameStop Corp. * (l)                                537
       30    Insight Enterprises, Inc. *                         247
       10    Pacific Sunwear of California, Inc. * (l)           171
       34    School Specialty, Inc. * (l)                        679
       15    Shoe Carnival, Inc. *                               207
                                                            --------
                                                               3,018

                       See notes to financial statements.

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- 8.2%
       42    ATMI, Inc. *                                   $    769
       77    August Technology Corp. *                           389
       11    Axcelis Technologies, Inc. * (l)                     64
        6    Cree, Inc. * (l)                                    105
       34    hi/fn, Inc. *                                       199
       38    Integrated Circuit Systems, Inc. *                  694
        7    Intersil Corp., Class A *                            95
      129    Lattice Semiconductor Corp. *                     1,134
       61    Monolithic System Technology, Inc. *                739
       20    Semtech Corp. * (l)                                 219
        6    Varian Semiconductor Equipment Associates, Inc.     134
        *
                                                            --------
                                                               4,541

             STEEL -- 0.7%
       19    Reliance Steel & Aluminum Co.                       393

             TELECOMMUNICATIONS -- 2.1%
       57    Citizens Communications Co. * (l)                   606
       31    Intrado, Inc. *                                     305
      105    ITXC Corp. *                                        244
                                                            --------
                                                               1,155

             TELECOMMUNICATIONS EQUIPMENT -- 1.9%
       44    Advanced Fibre Communications, Inc. *               732
       59    CIENA Corp. *                                       304
                                                            --------
                                                               1,036
             -------------------------------------------------------
             Total Common Stocks                              53,057
             (Cost $55,246)
             -------------------------------------------------------
             PREFERRED STOCKS -- 0.3%
             ENTERTAINMENT/LEISURE -- 0.3%
       10    Six Flags, Inc.                                     160
             (Cost $128)
--------------------------------------------------------------------
             Total Long-Term Investments                      53,217
             (Cost $55,374)
--------------------------------------------------------------------

     SHORT-TERM INVESTMENTS -- 4.1%

             MONEY MARKET FUND -- 4.1%
    2,282    JPMorgan Prime Money Market Fund (a)              2,282
             (Cost $2,282)
--------------------------------------------------------------------
             Total Investments -- 100.0%                    $ 55,499
             (Cost $57,656)
--------------------------------------------------------------------

   SHARES    COLLATERAL INVESTMENTS                             VALUE
--------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
    2,700    Evergreen Institutional Money Market Fund      $  2,700
    2,700    Federated Prime Value Money Market Fund           2,700
    6,454    JPMorgan Prime Money Market Fund (a)              6,454
                                                            --------
                                                            $ 11,854
                                                            ========

                       See notes to financial statements.

JPMORGAN FUNDS
Portfolio of Investments

Abbreviations
*      -- Non-income producing security.
^      -- Amount rounds to less than 0.1%.
^^     -- Amount rounds to less than one thousand.
+      -- All or a portion of this security is segregated for TBA, when issued, delayed delivery securities or swaps.
#      -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@      -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)    -- Investment of cash collateral for portfolio securities on loan.
(f)    -- Fair valued security.
(l) -- Security, or a portion of security, has been delivered to counterparty as part of security lending transaction.
ADR    -- American Depositary Receipt.
AUD    -- Australian Dollar.
CHF    -- Swiss Franc.
DN     -- Discount Note. The rate shown is the effective yield at the date of purchase.
EUR    -- Euro.
FRN    -- Floating Rate Note. The maturity date is the actual maturity date; the rate shown is in effect as of December 31, 2002.
GBP    -- Great Britain Pound.
GDR    -- Global Depositary Receipt.
HKD    -- Hong Kong Dollar.
JPY    -- Japanese Yen.
LIBOR  -- London Interbank Offered Rate.
MTN    -- Medium Term Note.
NOK    -- Norwegian Krone.
PIPE   -- Private investment in a public equity.
PO     -- Principal Only.
SEK    -- Swedish Krona.
Ser.   -- Series.
SUB    -- Step-up bond. The maturity date shown is the actual maturity date; the rate shown is the rate in effect as of December 31, 2002.
TBA    -- To Be Announced.
USD    -- United States Dollar.

                       See notes to financial statements.

JPMORGAN FUNDS
Statement of Assets and Liabilities

As of December 31, 2002
(Amounts in thousands, except per share amounts)

                                                                                           CAPITAL
                                                                            BALANCED       GROWTH
                                                                              FUND          FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $     80,141   $    395,904
       Investments held as collateral for securities lending program             6,426         45,688
       Cash                                                                         18             21
       Receivables:
         Investment securities sold                                              9,217             --
         Fund shares sold                                                           32             59
         Interest and dividends                                                    215            114
         Variation margin                                                            2             --
         Securities lending (net)                                                    1              7
         Expense reimbursements                                                     12              6
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               96,064        441,799
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Investment securities purchased                                        22,737             --
         Collateral for securities lending program                               6,426         45,688
         Fund shares redeemed                                                       66            712
       Accrued liabilities:
         Investment advisory fees                                                    6            139
         Administration fees                                                         -             17
         Shareholder servicing fees                                                  5             86
         Distribution fees                                                          18            114
         Custodian fees                                                             22             15
         Trustees' fees - deferred compensation plan                                36            206
         Other                                                                      81            335
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          29,397         47,312
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                          88,750        404,459
       Accumulated undistributed (overdistributed)
        net investment income                                                      (36)          (207)
       Accumulated net realized gain (loss)
        on investments and futures                                             (16,793)        (7,229)
       Net unrealized appreciation (depreciation) of investments and
        futures                                                                 (5,254)        (2,536)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $     66,667   $    394,487
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Class A                                                                   1,851         11,527
       Class B                                                                     564          2,188
       Class C                                                                      29            116
       Select                                                                      415             78
     Net Asset Value:
       Class A (and redemption price)                                     $      23.31   $      28.60
       Class B*                                                           $      23.27   $      27.13
       Class C*                                                           $      23.28   $      26.83
       Select (and redemption price)                                      $      23.41   $      29.57
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $      24.73   $      30.34
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $     85,374   $    398,440
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                                              CORE       DISCIPLINED
                                                                             EQUITY         EQUITY
                                                                              FUND           FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $     72,432   $    994,487
       Investments held as collateral for securities lending program                --         55,117
       Cash                                                                         --            118
       Receivables:
         Investment securities sold                                              2,514            461
         Fund shares sold                                                           21            566
         Interest and dividends                                                     89          1,691
         Variation margin                                                            2             --
         Securities lending (net)                                                   --              7
         Expense reimbursements                                                     33              1
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               75,091      1,052,448
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Due to custodian                                                          277             --
         Investment securities purchased                                           174            447
         Collateral for securities lending program                                  --         55,117
         Fund shares redeemed                                                      130          5,184
         Variation margin                                                           --             17
       Accrued liabilities:
         Investment advisory fees                                                   23            255
         Administration fees                                                         7             --
         Shareholder servicing fees                                                 10             14
         Distribution fees                                                          10              1
         Custodian fees                                                              2             63
         Trustees' fees - deferred compensation plan                                16              3
         Other                                                                      58            115
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                             707         61,216
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         119,332      1,485,699
       Accumulated undistributed (overdistributed)
        net investment income                                                      (17)             1
       Accumulated net realized gain (loss) on
        investments and futures                                                (32,655)      (460,065)
       Net unrealized appreciation (depreciation) of
        investments and futures                                                (12,276)       (34,403)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $     74,384   $    991,232
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding ($0.001 par value;
       unlimited number of shares authorized):
       Class A                                                                     786            206
       Class B                                                                     683             31
       Class C                                                                     211             --
       Institutional                                                                --         87,581
       Select                                                                    2,795          6,134
     Net Asset Value:
       Class A (and redemption price)                                     $      16.57   $      10.54
       Class B*                                                           $      16.34   $      10.53
       Class C*                                                           $      16.35   $         --
       Institutional (and redemption price)                               $         --   $      10.55
       Select (and redemption price)                                      $      16.73   $      10.55
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $      17.58   $      11.18
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $     84,693   $  1,028,767
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                                           DISCIPLINED
                                                                          EQUITY VALUE   DIVERSIFIED
                                                                              FUND          FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $     36,749   $    607,591
       Investments held as collateral for securities lending program             4,182          7,587
       Cash                                                                          6            473
       Foreign currency, at value                                                   --            309
       Receivables:
         Investment securities sold                                                 18         18,273
         Fund shares sold                                                           --            299
         Interest and dividends                                                     69          1,964
         Foreign tax reclaim                                                        --            243
         Variation margin                                                           --             44
         Unrealized appreciation on forward foreign
           currency exchange contracts                                              --            205
         Unrealized appreciation on open swap contracts                             --            186
         Securities lending (net)                                                    1              1
         Expense reimbursements                                                      8             --
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               41,033        637,175
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Investment securities purchased                                            20         85,817
         Collateral for securities lending program                               4,182          7,587
         Fund shares redeemed                                                       --         17,654
         Unrealized depreciation on forward foreign
           currency exchange contracts                                              --            288
         Outstanding options written, at fair value                                 --            278
         Unrealized depreciation on open swap contracts                             --            421
       Accrued liabilities:
         Investment advisory fees                                                   --            210
         Shareholder servicing fees                                                 --             62
         Custodian fees                                                             17            132
         Trustees' fees - deferred compensation plan                                --^             1
         Other                                                                      36             79
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                           4,255        112,529
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                          43,350        618,033
       Accumulated undistributed (overdistributed)
         net investment income                                                       1             31
       Accumulated net realized gain (loss) on investments, futures,
         foreign exchange transactions, options and swaps                       (3,170)      (115,744)
       Net unrealized appreciation (depreciation) of investments,
         futures, foreign exchange translations, options and swaps              (3,403)        22,326
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $     36,778   $    524,646
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding ($0.001 par value;
     unlimited number of shares authorized):
       Institutional                                                             2,831         23,714
       Select                                                                       --         25,058
     Net Asset Value:
       Institutional (and redemption price)                               $      12.99   $      10.76
       Select (and redemption price)                                      $         --   $      10.76
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $     40,152   $    584,626
----------------------------------------------------------------------------------------------------------
     Cost of foreign currency                                             $         --   $        306
----------------------------------------------------------------------------------------------------------
     Premiums received from options written                               $         --   $        432
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                            DYNAMIC         EQUITY
                                                                           SMALL CAP        GROWTH
                                                                              FUND           FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $    153,431   $     67,306
       Investments held as collateral for securities lending program            14,710             --
       Receivables:
         Investment securities sold                                                 --          1,966
         Fund shares sold                                                          224             16
         Interest and dividends                                                     46             80
         Securities lending (net)                                                    3             --
         Expense reimbursements                                                     61             13
----------------------------------------------------------------------------------------------------------
     Total Assets                                                              168,475         69,381
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Due to custodian                                                           --            126
         Investment securities purchased                                           570          1,376
         Collateral for securities lending program                              14,710             --
         Fund shares redeemed                                                      518             82
       Accrued liabilities:
         Investment advisory fees                                                   79             21
         Administration fees                                                         7              6
         Shareholder servicing fees                                                 10             10
         Distribution fees                                                          56              6
         Custodian fees                                                             16              8
         Trustees' fees - deferred compensation plan                                27             26
         Other                                                                     138            106
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          16,131          1,767
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         200,357        141,209
       Accumulated undistributed (overdistributed)
         net investment income                                                     (27)           (26)
       Accumulated net realized gain (loss) on investments                     (47,812)       (52,068)
       Net unrealized appreciation (depreciation) of investments                  (174)       (21,501)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $    152,344   $     67,614
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding ($0.001 par value;
       unlimited number of shares authorized):
       Class A                                                                   6,778            784
       Class B                                                                   4,087            374
       Class C                                                                     874             46
       Select                                                                    1,008          1,735
     Net Asset Value:
       Class A (and redemption price)                                     $      12.14   $      22.87
       Class B*                                                           $      11.63   $      22.58
       Class C*                                                           $      11.61   $      22.56
       Select (and redemption price)                                      $      12.32   $      23.18
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25% )                                $      12.88   $      24.27
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $    153,605   $     88,807
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                                             EQUITY       GROWTH AND
                                                                             INCOME         INCOME
                                                                              FUND           FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $     66,508   $         --
       Investment in Portfolio, at value                                            --        707,097
       Investment held as collateral for securities lending
       program                                                                   2,169             --
       Cash                                                                         35             --
       Receivables:
         Investment securities sold                                              4,073             --
         Fund shares sold                                                            9            108
         Interest and dividends                                                    195             --
         Expense reimbursements                                                      8             --
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               72,997        707,205
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Collateral for securities lending program                               2,169             --
         Investment securities purchased                                         3,380             --
         Fund shares redeemed                                                       65            927
       Accrued liabilities:
         Investment advisory fees                                                   11             --
         Administration fees                                                         1             --
         Shareholder servicing fees                                                 12            123
         Distribution fees                                                           7            193
         Custodian fees                                                             23             --
         Trustees' fees - deferred compensation plan                                30            180
         Other                                                                      83            450
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                           5,781          1,873
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                          88,417        835,393
       Accumulated undistributed (overdistributed)
         net investment income                                                     (24)           (52)
       Accumulated net realized gain (loss) on investments                     (19,548)       (37,107)
       Net unrealized appreciation (depreciation) of investments                (1,629)       (92,902)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $     67,216   $    705,332
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Class A                                                                     644         26,391
       Class B                                                                     356          3,697
       Class C                                                                     115            229
       Select                                                                    1,777             16
     Net Asset Value:
       Class A (and redemption price)                                     $      23.25   $      23.31
       Class B*                                                           $      23.21   $      22.91
       Class C*                                                           $      23.20   $      22.19
       Select (and redemption price)                                      $      23.26   $      23.98
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $      24.67   $      24.73
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $     68,137   $         --
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

                                                                            MID CAP        MID CAP
                                                                            GROWTH          VALUE
                                                                             FUND           FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $     56,403   $    127,172
       Investment held as collateral for securities lending program             15,649          7,049
       Cash                                                                          5             45
       Receivables:
         Investment securities sold                                                 --            500
         Fund shares sold                                                           15          1,061
         Interest and dividends                                                     15            154
         Securities lending (net)                                                    3              2
----------------------------------------------------------------------------------------------------------
     Total Assets                                                               72,090        135,983
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Collateral for securities lending program                              15,649          7,049
         Investment securities purchased                                            --          6,786
         Fund shares redeemed                                                      198             62
       Accrued liabilities:
         Investment advisory fees                                                   10             45
         Administration fees                                                        --              9
         Distribution fees                                                          17             24
         Custodian fees                                                             12             23
         Trustees' fees - deferred compensation plan                                 1             --^
         Other                                                                      47             92
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          15,934         14,090
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         326,807        120,370
       Accumulated undistributed (overdistributed)
         net investment income                                                      (1)            --
       Accumulated net realized gain (loss) on investments                    (261,611)        (1,425)
       Net unrealized appreciation (depreciation) of investments                (9,039)         2,948
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $     56,156   $    121,893
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Class A                                                                  14,964          1,817
       Class B                                                                     788          1,004
       Class C                                                                      --            622
       Institutional                                                                --          4,038
       Select                                                                       --            947
     Net Asset Value:
       Class A (and redemption price)                                     $       3.57   $      14.44
       Class B*                                                           $       3.49   $      14.32
       Class C*                                                           $         --   $      14.35
       Institutional (and redemption price)                               $         --   $      14.52
       Select (and redemption price)                                      $         --   $      14.48
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $       3.79   $      15.32
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $     65,442   $    124,224
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                           SMALL CAP      SMALL CAP
                                                                             EQUITY        GROWTH
                                                                              FUND          FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $    612,472   $      1,855
       Investment held as collateral for securities lending program             41,737             76
       Cash                                                                         65             --
       Receivables:
         Fund shares sold                                                        3,914             --
         Interest and dividends                                                    483              1
         Securities lending (net)                                                   10             --
         Expense reimbursements                                                     --             16
----------------------------------------------------------------------------------------------------------
     Total Assets                                                              658,681          1,948
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Collateral for securities lending program                              41,737             76
         Investment securities purchased                                        13,484              2
         Fund shares redeemed                                                      414             17
       Accrued liabilities:
         Investment advisory fees                                                  333             --
         Administration fees                                                        26             --
         Shareholder servicing fees                                                 46             --
         Distribution fees                                                          29             --
         Custodian fees                                                             32             20
         Trustees' fees - deferred compensation plan                               110             --^
         Other                                                                      81             33
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          56,292            148
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         613,516          3,413
       Accumulated undistributed (overdistributed)
        net investment income                                                     (110)            --
       Accumulated net realized gain (loss) on investments                     (21,893)        (1,110)
       Net unrealized appreciation (depreciation) of investments                10,876           (503)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $    602,389   $      1,800
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Class A                                                                   4,341             50
       Class B                                                                   1,373             30
       Class C                                                                      --              6
       Institutional                                                                --            222
       Select                                                                   27,387             16
     Net Asset Value:
       Class A (and redemption price)                                     $      17.68   $       5.50
       Class B*                                                           $      16.50   $       5.47
       Class C*                                                           $        --    $       5.46
       Institutional (and redemption price)                               $        --    $       5.59
       Select (and redemption price)                                      $      18.37   $       5.56
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $      18.76   $       5.84
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $    601,596   $      2,358
===========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                         SMARTINDEX(TM)  U.S. EQUITY
                                                                              FUND          FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $    242,889   $    345,935
       Investment held as collateral for securities lending program             17,141         29,111
       Cash                                                                         30             31
       Receivables:
         Investment securities sold                                                 41            850
         Fund shares sold                                                          711            860
         Interest and dividends                                                    444            451
         Securities lending (net)                                                    5              6
         Variation margin                                                            8             13
         Expense reimbursements                                                     --             11
----------------------------------------------------------------------------------------------------------
     Total Assets                                                              261,269        377,268
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Collateral for securities lending program                              17,141         29,111
         Investment securities purchased                                           154          1,555
         Fund shares redeemed                                                    2,194            955
       Accrued liabilities:
         Investment advisory fees                                                   59            119
         Administration fees                                                         5             --
         Shareholder servicing fees                                                 --             39
         Distribution fees                                                          --             14
         Custodian fees                                                             38             35
         Trustees' fees - deferred compensation plan                                --^            32
         Other                                                                      58             96
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          19,649         31,956
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         451,333        444,590
       Accumulated undistributed (overdistributed)
         net investment income                                                      11             13
       Accumulated net realized gain (loss) on
         investments and futures                                              (196,433)       (97,606)
       Net unrealized appreciation (depreciation) of
         investments and futures                                               (13,291)        (1,685)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $    241,620   $    345,312
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Class A                                                                      --          3,825
       Class B                                                                      --          1,459
       Class C                                                                      --             80
       Institutional                                                            23,483         10,402
       Select                                                                       --         29,629
     Net Asset Value:
       Class A (and redemption price)                                     $         --   $       7.61
       Class B*                                                           $         --   $       7.58
       Class C*                                                           $         --   $       7.58
       Institutional (and redemption price)                               $      10.29   $       7.61
       Select (and redemption price)                                      $         --   $       7.61
     Class A Maximum Public Offering Price Per Share
       (net asset value per share/94.25%)                                 $         --   $       8.07
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $    256,086   $    347,454
==========================================================================================================

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                                          U.S. SMALL
                                                                           U.S. SMALL       COMPANY
                                                                            COMPANY      OPPORTUNITIES
                                                                              FUND           FUND
----------------------------------------------------------------------------------------------------------
     ASSETS:
       Investment securities, at value                                    $    419,513   $     55,499
       Investment held as collateral for securities lending program             40,284         11,854
       Cash                                                                        128             --
       Receivables:
         Investment securities sold                                              2,146            231
         Fund shares sold                                                        2,673            315
         Interest and dividends                                                    416             40
         Securities lending (net)                                                   11              3
----------------------------------------------------------------------------------------------------------
     Total Assets                                                              465,171         67,942
----------------------------------------------------------------------------------------------------------
     LIABILITIES:
       Payables:
         Collateral for securities lending program                              40,284         11,854
         Investment securities purchased                                         1,550            737
         Fund shares redeemed                                                    9,478            392
       Accrued liabilities:
         Investment advisory fees                                                  219             24
         Administration fees                                                        27              7
         Shareholder servicing fees                                                 25              7
         Custodian fees                                                             35             21
         Trustees' fees - deferred compensation plan                                 1              1
         Other                                                                      77             49
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                          51,696         13,092
----------------------------------------------------------------------------------------------------------
     NET ASSETS:
       Paid in capital                                                         487,959        212,254
       Accumulated undistributed (overdistributed)
       net investment income                                                        (1)            (1)
       Accumulated net realized gain (loss) on investments                     (65,526)      (155,246)
       Net unrealized appreciation (depreciation) of investments                (8,957)        (2,157)
----------------------------------------------------------------------------------------------------------
     Total Net Assets                                                     $    413,475   $     54,850
----------------------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding
     ($0.001 par value; unlimited number of shares authorized):
       Institutional                                                            21,571             --
       Select                                                                   19,953          7,788
     Net Asset Value:
       Institutional (and redemption price)                               $       9.95   $         --
       Select (and redemption price)                                      $       9.97   $       7.04
----------------------------------------------------------------------------------------------------------
     Cost of investments                                                  $    428,470   $     57,656
==========================================================================================================

                       See notes to financial statements.

JPMORGAN FUNDS
Statement of Operations

For the year ended December 31, 2002
(Amounts in thousands)

                                                                                      CAPITAL
                                                                       BALANCED       GROWTH
                                                                         FUND          FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $      1,597   $         --
     Dividend                                                                 524            944
     Dividend income from affiliated investments*                             177            201
     Securities lending (net)                                                   2             14
     Foreign taxes withheld                                                    --^           (11)
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  2,300          1,148
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 436          2,054
     Administration fees                                                      131            770
     Shareholder servicing fees                                               218          1,284
     Distribution fees                                                        261          1,796
     Custodian fees                                                           140             79
     Printing and postage                                                      15             49
     Professional fees                                                         38             31
     Registration expenses                                                     64             23
     Transfer agent fees                                                      271          1,493
     Trustees' fees                                                             1              5
     Other                                                                     21              2
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           1,596          7,586
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      391             72
     Less earnings credits                                                      4              4
     Less expense reimbursements                                               38             69
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         1,163          7,441
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                             1,137         (6,293)
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (11,599)        (5,328)
       Futures                                                               (263)            --
     Change in net unrealized appreciation/depreciation of:
       Investments                                                         (3,405)      (165,106)
       Futures                                                                (36)            --
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments
       and futures                                                        (15,303)      (170,434)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $    (14,166)  $   (176,727)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $         17   $         19
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                         CORE       DISCIPLINED
                                                                        EQUITY        EQUITY
                                                                         FUND          FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $          4   $         70
     Dividend                                                               1,282         17,179
     Dividend income from affiliated investments*                              35            164
     Securities lending (net)                                                  --              8
     Foreign taxes withheld                                                    (5)            (4)
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  1,316         17,417
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 542          3,973
     Administration fees                                                      163          1,703
     Shareholder servicing fees                                               271          1,279
     Distribution fees                                                        192              8
     Custodian fees                                                           120            185
     Printing and postage                                                       7            187
     Professional fees                                                         35             85
     Registration expenses                                                     24             54
     Transfer agent fees                                                      190             90
     Trustees' fees                                                             1             11
     Other                                                                      3             61
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           1,548          7,636
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      168          2,229
     Less earnings credits                                                     --              1
     Less expense reimbursements                                               55             24
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         1,325          5,382
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                (9)        12,035
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (22,728)      (190,444)
       Futures                                                               (529)        (1,992)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (12,239)      (143,141)
       Futures                                                                (15)          (351)
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments
       and futures                                                        (35,511)      (335,928)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $    (35,520)  $   (323,893)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $          3   $         15
==========================================================================================================

                       See notes to financial statements.

                                                                     DISCIPLINED
                                                                     EQUITY VALUE   DIVERSIFIED
                                                                         FUND           FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $          4   $      8,807
     Dividend                                                                 765          6,495
     Dividend income from affiliated investments*                               1            726
     Securities lending (net)                                                   1              2
     Foreign taxes withheld                                                    --           (134)
----------------------------------------------------------------------------------------------------------
   Total investment income                                                    771         15,896
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 121          3,327
     Administration fees                                                       52            907
     Shareholder servicing fees                                                35          1,058
     Custodian fees                                                           104            422
     Printing and postage                                                       7             86
     Professional fees                                                         52             93
     Registration expenses                                                     49             15
     Transfer agent fees                                                       15             74
     Trustees' fees                                                             1              6
     Other                                                                      5             25
----------------------------------------------------------------------------------------------------------
   Total expenses                                                             441          6,013
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      208          1,277
     Less earnings credits                                                     --^            11
     Less expense reimbursements                                               77             --
----------------------------------------------------------------------------------------------------------
       Net expenses                                                           156          4,725
----------------------------------------------------------------------------------------------------------
   Net investment income                                                      615         11,171
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                         (3,169)       (47,442)
       Futures                                                                 --         (2,248)
       Foreign exchange contracts                                              --            369
       Written options                                                         --            257
       Swaps                                                                   --            464
     Change in net unrealized appreciation/depreciation of:
       Investments                                                         (5,141)       (45,649)
       Futures                                                                 --           (601)
       Foreign exchange translations                                           --           (165)
       Written options                                                         --            154
       Swaps                                                                   --           (235)
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
       futures, foreign exchange transactions, options and swaps           (8,310)       (95,096)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $     (7,695)  $    (83,925)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $         --^  $         67
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                       DYNAMIC         EQUITY
                                                                      SMALL CAP        GROWTH
                                                                         FUND           FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $         24           $ --
     Dividend                                                                 448            983
     Dividend income from affiliated investments*                              54             16
     Securities lending (net)                                                  13             --
     Foreign taxes withheld                                                    --             (6)
----------------------------------------------------------------------------------------------------------
   Total investment income                                                    539            993
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                               1,172            470
     Administration fees                                                      271            141
     Shareholder servicing fees                                               451            235
     Distribution fees                                                        777            155
     Custodian fees                                                            83            100
     Organization expenses                                                      7             --
     Printing and postage                                                      35             17
     Professional fees                                                         32             36
     Registration expenses                                                     42             58
     Transfer agent fees                                                      667            321
     Trustees' fees                                                             2              1
     Other                                                                     31              3
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           3,570          1,537
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      343            264
     Less earnings credits                                                      1             --
     Less expense reimbursements                                              127            148
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         3,099          1,125
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                            (2,560)          (132)
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (21,721)       (17,649)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (21,184)       (14,593)
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments               (42,905)       (32,242)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $    (45,465)  $    (32,374)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $          5   $          1
==========================================================================================================

                       See notes to financial statements.

                                                                        EQUITY       GROWTH AND
                                                                        INCOME         INCOME
                                                                         FUND           FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $          1   $         --
     Dividend                                                               1,858             --
     Dividend income from affiliated investments*                              16             --
     Allocated investment income from Portfolio                                --         18,529
     Allocated expenses from Portfolio                                         --         (4,087)
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  1,875         14,442
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 341             --
     Administration fees                                                      128            878
     Shareholder servicing fees                                               213          2,194
     Distribution fees                                                        155          2,851
     Custodian and accounting fees                                             77             68
     Printing and postage                                                      10            161
     Professional fees                                                         33             39
     Registration expenses                                                     61             30
     Transfer agent fees                                                      230          2,960
     Trustees' fees                                                             1              4
     Other                                                                     20             60
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           1,269          9,245
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      249            654
     Less earnings credits                                                     --^             2
     Less expense reimbursements                                               65            608
----------------------------------------------------------------------------------------------------------
       Net expenses                                                           955          7,981
----------------------------------------------------------------------------------------------------------
   Net investment income                                                      920          6,461
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments allocated from Portfolio                                    --        (35,742)
       Investments                                                        (19,323)            --
     Change in net unrealized appreciation/depreciation of:
       Investments allocated from Portfolio                                    --       (145,904)
       Investments                                                         (2,718)            --
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments               (22,041)      (181,646)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $    (21,121)  $   (175,185)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $          2   $         --
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                       MID CAP        MID CAP
                                                                        GROWTH         VALUE
                                                                         FUND           FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $         10   $         --
     Dividend                                                                 110            909
     Dividend income from affiliated investments*                              31            104
     Securities lending (net)                                                   4              2
     Foreign taxes withheld                                                    (1)            --
----------------------------------------------------------------------------------------------------------
   Total investment income                                                    154          1,015
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 502            402
     Administration fees                                                      116             57
     Distribution fees                                                        259            183
     Custodian fees                                                            69             99
     Organization expenses                                                     --             14
     Printing and postage                                                      80             25
     Professional fees                                                         39             31
     Registration expenses                                                     38             16
     Transfer agent fees                                                      153            129
     Trustees' fees                                                             1              1
     Other                                                                     20             16
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           1,277            973
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      207            228
     Less earnings credits                                                     --^            --^
     Less expense reimbursements                                               --             53
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         1,070            692
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                              (916)           323
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (15,898)  $     (1,295)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (11,548)         1,704
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments               (27,446)           409
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $    (28,362)  $        732
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $          3   $         10
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                       SMALL CAP      SMALL CAP
                                                                         EQUITY        GROWTH
                                                                          FUND          FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $        100   $         --
     Dividend                                                               3,427              3
     Dividend income from affiliated investments*                             515              2
     Securities lending (net)                                                  18             --^
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  4,060              5
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                               4,157             17
     Administration fees                                                      959              2
     Shareholder servicing fees                                             1,414             --
     Distribution fees                                                        442              3
     Custodian fees                                                           129             85
     Organization expenses                                                     --             14
     Printing and postage                                                      34              2
     Professional fees                                                         40             21
     Registration expenses                                                     22              8
     Transfer agent fees                                                      348            110
     Trustees' fees                                                             6             --^
     Other                                                                     55              2
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           7,606            264
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                    1,308             19
     Less earnings credits                                                      1             --^
     Less expense reimbursements                                               19            221
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         6,278             24
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                            (2,218)           (19)
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (21,869)          (761)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (97,620)          (394)
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments              (119,489)        (1,155)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $   (121,707)  $     (1,174)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory
     administration and shareholder servicing fees:                  $         46   $         --^
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                    SMARTINDEX(TM)   U.S. EQUITY
                                                                         FUND            FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $         95   $         54
     Dividend                                                               5,490          5,365
     Dividend income from affiliated investments*                             114            145
     Securities lending (net)                                                   5              6
     Foreign taxes withheld                                                    (1)            --
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  5,703          5,570
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                 933          1,634
     Administration fees                                                      560            613
     Shareholder servicing fees                                               373            898
     Distribution fees                                                         --            208
     Custodian fees                                                           129            142
     Printing and postage                                                      40             59
     Professional fees                                                         32             58
     Registration expenses                                                     15             45
     Transfer agent fees                                                       12            314
     Trustees' fees                                                             4              4
     Other                                                                      7             25
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           2,105          4,000
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      793            622
     Less earnings credits                                                      5             --^
     Less expense reimbursements                                               --             31
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         1,307          3,347
----------------------------------------------------------------------------------------------------------
   Net investment income                                                    4,396          2,223
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                       (103,881)       (46,342)
       Futures                                                               (804)        (2,210)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                           (725)       (84,990)
       Futures                                                               (188)          (280)
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments
       and futures                                                       (105,598)      (133,822)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations           $   (101,202)  $   (131,599)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $          9   $         13
==========================================================================================================

^ Amount rounds to less than one thousand.

                       See notes to financial statements.

                                                                                     U.S. SMALL
                                                                      U.S. SMALL      COMPANY
                                                                        COMPANY     OPPORTUNITIES
                                                                          FUND          FUND
----------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                        $         61   $         --
     Dividend                                                               5,709            314
     Dividend income from affiliated investments*                             533             56
     Securities lending (net)                                                  26              6
     Foreign taxes withheld                                                    (1)            --
----------------------------------------------------------------------------------------------------------
   Total investment income                                                  6,328            376
----------------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                               3,058            629
     Administration fees                                                      764            157
     Shareholder servicing fees                                               879            262
     Custodian fees                                                           138             66
     Printing and postage                                                      77              6
     Professional fees                                                         56             35
     Registration expenses                                                     13             15
     Transfer agent fees                                                      131             42
     Trustees' fees                                                             5              1
     Other                                                                     33              7
----------------------------------------------------------------------------------------------------------
   Total expenses                                                           5,154          1,220
----------------------------------------------------------------------------------------------------------
     Less amounts waived                                                      479            150
     Less earnings credits                                                      2              1
----------------------------------------------------------------------------------------------------------
       Net expenses                                                         4,673          1,069
----------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                             1,655           (693)
----------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                        (62,722)       (53,436)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                        (57,422)         8,085
----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments              (120,144)       (45,351)
----------------------------------------------------------------------------------------------------------
     Net decrease in net assets from operations                      $   (118,489)  $    (46,044)
----------------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory,
     administration and shareholder servicing fees:                  $         40   $          5
==========================================================================================================

                       See notes to financial statements.

JPMORGAN FUNDS

Statement of Changes in Net Assets For the periods indicated
(Amounts in thousands)

                                                              BALANCED FUND                     CAPITAL GROWTH FUND
                                                       ---------------------------   ------------------------------------------
                                                           YEAR           YEAR           YEAR         11/1/01          YEAR
                                                          ENDED          ENDED          ENDED         THROUGH         ENDED
                                                         12/31/02       12/31/01       12/31/02      12/31/01**      10/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $      1,137   $      2,228   $     (6,293)  $       (577)  $     (4,682)
 Net realized gain (loss) on investments and futures        (11,862)        (3,383)        (5,328)         4,610         13,340

 Change in net unrealized appreciation (depreciation)
   of investments and futures                                (3,441)        (6,768)      (165,106)        75,887       (133,576)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations        (14,166)        (7,923)      (176,727)        79,920       (124,918)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                       (1,246)        (1,702)            --             --             --

 Return of capital*                                              --         (1,094)            --             --             --

 Net realized gain on investment transactions                    --         (2,293)        (3,963)            --        (96,546)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                       (1,246)        (5,089)        (3,963)            --        (96,546)
-------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS        (49,471)        81,666        (97,879)        (3,965)       (42,076)
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (64,883)        68,654       (278,569)        75,955   $   (263,540)

NET ASSETS:

 Beginning of period                                        131,550         62,896        673,056        597,101        860,641
-------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $     66,667   $    131,550   $    394,487   $    673,056   $    597,101
-------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $        (36)  $        (44)  $       (207)  $      (253)   $       (253)
-------------------------------------------------------------------------------------------------------------------------------

* For Class A, Class B, Class C, and Select Shares, return of capital was $598, $177, $8, and $311, respectively.

** The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                             CORE EQUITY FUND                 DISCIPLINED EQUITY FUND
                                                       ---------------------------   ------------------------------------------
                                                           YEAR           YEAR           YEAR          6/1/01          YEAR
                                                          ENDED          ENDED          ENDED         THROUGH         ENDED
                                                         12/31/02       12/31/01       12/31/02       12/31/01*      5/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $         (9)  $       (194)  $     12,035   $      5,946   $     11,993
 Net realized gain (loss) on investments and futures        (23,257)        (4,607)      (192,436)       (92,508)      (149,357)

 Change in net unrealized appreciation (depreciation)
   of investments and futures                               (12,254)       (24,099)      (143,492)       (14,447)       (12,853)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations        (35,520)       (28,900)      (323,893)      (101,009)      (150,217)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                           --             --        (12,444)        (8,281)       (12,362)
-------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS        (41,401)        27,872         31,126        195,492       (103,290)
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (76,921)        (1,028)      (305,211)        86,202       (265,869)

NET ASSETS:

 Beginning of period                                        151,305        152,333      1,296,443      1,210,241      1,476,110
-------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $     74,384   $    151,305   $    991,232   $  1,296,443   $  1,210,241
-------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $        (17)  $        (20)  $          1   $        403   $      2,716
-------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from May 31 to December 31.

                       See notes to financial statements.

                                                           DISCIPLINED EQUITY
                                                               VALUE FUND                         DIVERSIFIED FUND
                                                       ---------------------------   ------------------------------------------
                                                           YEAR         9/28/01*         YEAR         7/1/01           YEAR
                                                          ENDED         THROUGH         ENDED        THROUGH          ENDED
                                                         12/31/02       12/31/01       12/31/02      12/31/01**      6/30/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $        615   $         99   $     11,171   $      7,822   $     17,198
 Net realized gain (loss) on investments, futures,
   foreign exchange transactions, options and swaps          (3,169)            90        (48,600)       (38,638)       (16,071)

 Change in net unrealized appreciation (depreciation)
   of investments, futures, foreign exchange
   translations, options and swaps                           (5,141)         1,738        (46,496)        24,694        (45,410)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations         (7,695)         1,927        (83,925)        (6,122)       (44,283)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                         (679)           (35)       (12,137)       (12,368)       (17,249)

 Net realized gain on investment transactions                   (94)            --             --             --        (17,017)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                         (773)           (35)       (12,137)       (12,368)       (34,266)
-------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS         18,012         25,342       (227,717)       285,414         37,929
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                    9,544         27,234       (323,779)       266,924        (40,620)

NET ASSETS:

 Beginning of period                                         27,234             --        848,425        581,501        622,121
-------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $     36,778   $     27,234   $    524,646   $    848,425   $    581,501
-------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $          1   $         64   $         31   $        582   $      4,771
-------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

** The Fund changed its fiscal year end from June 30 to December 31.

                       See notes to financial statements.

                                                                 DYNAMIC SMALL CAP FUND                 EQUITY GROWTH FUND
                                                       ------------------------------------------   ---------------------------
                                                           YEAR         11/1/01          YEAR           YEAR           YEAR
                                                          ENDED         THROUGH         ENDED          ENDED          ENDED
                                                         12/31/02      12/31/01**      10/31/01       12/31/02       12/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $     (2,560)  $       (502)  $     (3,282)  $       (132)  $       (746)
 Net realized gain (loss) on investments                    (21,721)          (297)       (25,796)       (17,649)       (26,980)

 Change in net unrealized appreciation (depreciation)
   of investments                                           (21,184)        21,490        (64,678)       (14,593)       (14,936)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations        (45,465)        20,691        (93,756)       (32,374)       (42,662)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Return of capital*                                              --             --             --             --         (4,226)

 Net realized gain on investment transactions                    --             --        (43,052)            --        (11,639)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                           --             --        (43,052)            --        (15,865)
-------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS        (17,744)        (2,489)        54,971        (35,293)        (9,023)
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (63,209)        18,202        (81,837)       (67,667)       (67,550)

NET ASSETS:

 Beginning of period                                        215,553        197,351        279,188        135,281        202,831
-------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $    152,344   $    215,553   $    197,351   $     67,614   $    135,281
-------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $        (27)  $        (33)  $        (36)  $        (26)  $        (32)
-------------------------------------------------------------------------------------------------------------------------------

* For Class A, Class B, Class C and Select Shares, return of capital was $872, $412, $67 and $2,875, respectively.

** The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                            EQUITY INCOME FUND                 GROWTH AND INCOME FUND
                                                       ---------------------------   ------------------------------------------
                                                           YEAR           YEAR           YEAR         11/1/01          YEAR
                                                          ENDED          ENDED          ENDED         THROUGH         ENDED
                                                         12/31/02       12/31/01       12/31/02       12/31/01*      10/31/01
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $        920   $        615   $      6,461   $        952   $      6,168
 Net realized gain (loss) on portfolio and investments      (19,323)         1,948        (35,742)        12,865         (6,750)

 Change in net unrealized appreciation (depreciation)
   of portfolio and investments                              (2,718)       (20,938)      (145,904)        58,198       (305,281)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations        (21,121)       (18,375)      (175,185)        72,015       (305,863)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                         (984)          (567)        (6,124)          (930)        (7,067)

 Net realized gain on investment transactions                (1,815)          (712)        (7,200)            --       (213,453)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                       (2,799)        (1,279)       (13,324)          (930)      (220,520)
-------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS        (22,644)        31,519       (171,948)       (33,274)            99
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                  (46,564)        11,865       (360,457)        37,811       (526,284)

NET ASSETS:

 Beginning of period                                        113,780        101,915      1,065,789      1,027,978      1,554,262
-------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $     67,216   $    113,780   $    705,332   $  1,065,789   $  1,027,978
-------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $        (24)  $         42   $        (52)  $       (389)  $       (412)
-------------------------------------------------------------------------------------------------------------------------------

* The fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                                                             MID CAP GROWTH FUND                     MID CAP VALUE FUND
                                                       ------------------------------------   ------------------------------------
                                                          YEAR        10/1/01       YEAR         YEAR       10/1/01       YEAR
                                                         ENDED        THROUGH      ENDED        ENDED       THROUGH       ENDED
                                                        12/31/02     12/31/01*     9/30/01     12/31/02     12/31/01*    9/30/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $     (916)  $     (232)  $   (1,127)  $      323   $       10   $       52
 Net realized gain (loss) on investments                  (15,898)      (6,878)    (233,899)      (1,295)         (22)         711

 Change in net unrealized appreciation (depreciation)
   of investments                                         (11,548)      24,883      (30,918)       1,704        1,256         (693)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      (28,362)      17,773     (265,944)         732        1,244           70
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                         --           --          (99)        (337)         (66)         (52)

 Net realized gain on investment transactions                  --           --       (4,738)         (50)        (725)        (308)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                         --           --       (4,837)        (387)        (791)        (360)
----------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS      (21,856)     (10,764)     (94,296)     106,270        5,497        4,874
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                (50,218)       7,009     (365,077)     106,615        5,950        4,584

NET ASSETS:

 Beginning of period                                      106,374       99,365      464,442       15,278        9,328        4,744
----------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $   56,156   $  106,374   $   99,365   $  121,893   $   15,278   $    9,328
----------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $       (1)  $       --   $       --   $       --   $        2   $       56
----------------------------------------------------------------------------------------------------------------------------------

* The fund changed its fiscal year end from September 30 to December 31.

                       See notes to financial statements.

                                                            SMALL CAP EQUITY FUND                  SMALL CAP GROWTH FUND
                                                     ------------------------------------   ------------------------------------
                                                       YEAR        11/1/01       YEAR          YEAR       10/1/01       YEAR
                                                       ENDED       THROUGH       ENDED        ENDED       THROUGH       ENDED
                                                      12/31/02    12/31/01*     10/31/01     12/31/02    12/31/01**    9/30/01
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                        $   (2,218)  $     (410)  $   (2,520)  $      (19)  $       (4)  $      (15)
 Net realized gain (loss) on investments                (21,869)       7,125       (2,039)        (761)        (113)        (187)

 Change in net unrealized appreciation
   (depreciation) of investments                        (97,620)      41,356      (90,666)        (394)         739       (1,277)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations   (121,707)      48,071      (95,225)  $   (1,174)         622       (1,479)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net realized gain on investment transactions            (4,099)          --      (72,636)          --           --         (567)
--------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS     82,821      101,737      130,646          441          192         (198)
--------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets              (42,985)     149,808      (37,215)        (733)         814       (2,244)

NET ASSETS:

 Beginning of period                                    645,374      495,566      532,781        2,533        1,719        3,963
--------------------------------------------------------------------------------------------------------------------------------
 End of period                                       $  602,389   $  645,374   $  495,566   $    1,800   $    2,533   $    1,719
--------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                 $     (110)  $     (135)  $     (134)  $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from October 31 to December 31.

** The Fund changed its fiscal year end from September 30 to December 31.

                       See notes to financial statements.

                                                               SMARTINDEX(TM) FUND                      U.S. EQUITY FUND
                                                       ------------------------------------   ------------------------------------
                                                          YEAR        6/1/01        YEAR        YEAR          6/1/01      YEAR
                                                          ENDED      THROUGH        ENDED       ENDED        THROUGH      ENDED
                                                        12/31/02    12/31/01*      5/31/01     12/31/02     12/31/01*    5/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $    4,396   $    2,705   $    4,683   $    2,223   $    1,011   $    1,114
 Net realized gain (loss) on investments and futures     (104,685)     (29,413)     (58,403)     (48,552)     (34,145)       5,941

 Change in net unrealized appreciation (depreciation)
   of investments and futures                                (913)     (13,211)      (2,004)     (85,270)      59,913      (16,637)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (101,202)     (39,919)     (55,724)    (131,599)      26,779       (9,582)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                     (4,576)      (4,044)      (4,240)      (2,461)      (1,092)      (1,331)

 Net realized gain on investment transactions                  --           --           --           --       (1,020)     (10,850)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                     (4,576)      (4,044)      (4,240)      (2,461)      (2,112)     (12,181)
----------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS     (132,690)      40,688      142,786      (33,060)     336,762      (68,724)
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets             $ (238,468)      (3,275)      82,822     (167,120)     361,429      (90,487)

NET ASSETS:

 Beginning of period                                      480,088      483,363      400,541      512,432      151,003      241,490
----------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $  241,620   $  480,088   $  483,363   $  345,312   $  512,432   $  151,003
----------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $       11   $      191   $    1,530   $       13   $      251   $      315
----------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from May 31 to December 31.

                       See notes to financial statements.

                                                              U.S. SMALL COMPANY FUND        U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                       ------------------------------------  -------------------------------------
                                                          YEAR       6/1/01         YEAR         YEAR       6/1/01        YEAR
                                                          ENDED      THROUGH        ENDED        ENDED      THROUGH       ENDED
                                                        12/31/02    12/31/01*      5/31/01     12/31/02    12/31/01*     5/31/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)                          $    1,655   $    1,556   $    2,198   $     (693)  $     (728)  $   (1,825)
 Net realized gain (loss) on investments                  (62,722)     (27,477)         575      (53,436)     (69,705)     (30,821)

 Change in net unrealized appreciation (depreciation)
   of investments                                         (57,422)      21,904       (3,970)       8,085       15,567      (56,858)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (118,489)      (4,017)      (1,197)     (46,044)     (54,866)     (89,504)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                     (1,956)      (1,469)      (2,155)          --           --           --

 Net realized gain on investment transactions                  --           --      (45,717)          --           --      (40,197)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                     (1,956)      (1,469)     (47,872)          --           --      (40,197)
----------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS      (21,015)     150,438      100,978      (93,714)     (90,016)     (59,487)
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               (141,460)     144,952       51,909     (139,758)    (144,882)    (189,188)

NET ASSETS:

 Beginning of period                                      554,935      409,983      358,074      194,608      339,490      528,678
----------------------------------------------------------------------------------------------------------------------------------
 End of period                                         $  413,475   $  554,935   $  409,983   $   54,850   $  194,608   $  339,490
----------------------------------------------------------------------------------------------------------------------------------
 ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                                   $       (1)  $      519   $      503   $       (1)  $       (1)  $       --
----------------------------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from May 31 to December 31.

                       See notes to financial statements.

JPMORGAN FUNDS

Notes to Financial Statements

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Series Trust ("JPMST"), Mutual Fund Group ("MFG") and Mutual Fund Investment Trust ("MFIT") were organized as Massachusetts business trusts and The Fleming Mutual Fund Group, Inc. ("FMFG") was organized as a Maryland corporation (collectively the "Trusts"). The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. The Trusts were organized on the following dates:

           TRUST             DATE
          ---------------------------------------
           JPMF              November 4, 1992
           JPMIF             November 4, 1992
           JPMST             August 15, 1996
           MFG               May 11, 1987
           MFIT              September 23, 1997
           FMFG              August 19, 1997

The following are eighteen separate portfolios of the Trusts (collectively, the "Funds"):

   FUND                                          CLASSES OFFERED
-----------------------------------------------------------------------------------------------
   JPMorgan Balanced Fund ("BF")                 Class A, Class B, Class C and Select
   JPMorgan Capital Growth Fund ("CGF")          Class A, Class B, Class C and Select
   JPMorgan Core Equity Fund ("CEF")             Class A, Class B, Class C and Select
   JPMorgan Disciplined Equity Fund ("DEF")      Class A, Class B, Institutional and Select
   JPMorgan Disciplined Equity Value
   Fund ("DEVF")                                 Institutional
   JPMorgan Diversified Fund ("DF")              Institutional and Select
   JPMorgan Dynamic Small Cap Fund ("DSCF")      Class A, Class B, Class C and Select
   JPMorgan Equity Growth Fund ("EGF")           Class A, Class B, Class C and Select
   JPMorgan Equity Income Fund ("EIF")           Class A, Class B, Class C and Select
   JPMorgan Growth and Income Fund ("GIF")       Class A, Class B, Class C and Select
   JPMorgan Mid Cap Growth Fund ("MCGF")         Class A and Class B
   JPMorgan Mid Cap Value Fund ("MCVF")          Class A, Class B, Class C, Institutional and
                                                 Select
   JPMorgan Small Cap Equity Fund ("SCEF")       Class A, Class B and Select
   JPMorgan Small Cap Growth Fund ("SCGF")       Class A, Class B, Class C, Institutional and
                                                 Select
   JPMorgan SmartIndex(TM) Fund ("SF")           Institutional
   JPMorgan U.S. Equity Fund ("USEF")            Class A, Class B, Class C, Institutional and
                                                 Select
   JPMorgan U.S. Small Company
   Fund ("USSCF")                                Institutional and Select
   JPMorgan U.S. Small Company Opportunities
   Fund ("USSCOF")                               Select

USSCOF is a separate series of JPMF. DF, DEF, USEF and USSCF are separate series of JPMIF. DEVF and SF are separate series of JPMST. CGF, GIF, SCEF and DSCF are separate series of MFG. BF, CEF, EGF, EIF and MCGF are separate series of MFIT. MCVF and SCGF are separate series of FMFG.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

During the fiscal year ended December 31, 2002, DEF and DEVF received securities ("In-kind transfer") in exchange for the issuance of shares of the Institutional Class. The effective date of each transaction was July 1, 2002 for DEF and April 2, 2002 for DEVF. The securities were transferred at market value, which resulted in no realized gain or loss to the Funds for federal income tax purposes. See "In-kind transfer" as outlined in Note 13. below.

2. REORGANIZATIONS

On February 16, 2001, BF acquired all the net assets of Chase Vista Balanced Fund ("CVBF"), CEF acquired all the net assets of Chase Vista Core Equity Fund ("CVCEF"), EGF acquired all the net assets of Chase Vista Equity Growth Fund ("CVEGF"), EIF acquired all the net assets of Chase Vista Equity Income Fund ("CVEIF") and SCEF acquired all the net assets of Chase Small Capitalization Fund ("CSCF"). BF, CEF, EGF, EIF and SCEF are hereafter collectively referred to as the "Acquiring Funds". CVBF, CVCEF, CVEGF, CVEIF, and CSCF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on January 26, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

     The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization on February 16, 2001 (amounts in thousands, except per share amounts):

                                                BEFORE                  AFTER
                                            REORGANIZATION         REORGANIZATION
----------------------------------------------------------------------------------
                                            BF          CVBF              BF
----------------------------------------------------------------------------------
     Class A
       Shares Outstanding                                6,260          2,787
       Net Assets                                     $ 80,770       $ 82,766
       Net Asset Value Per Share                      $  12.90       $  29.69
     Class B
       Shares Outstanding                                1,971            838
       Net Assets                                     $ 24,889       $ 24,889
       Net Asset Value Per Share                      $  12.63       $  29.69
     Class C
       Shares Outstanding                                   91             39
       Net Assets                                     $  1,144       $  1,144
       Net Asset Value Per Share                      $  12.57       $  29.69
     Institutional Class
       Shares Outstanding                                               1,669
       Net Assets                                                    $ 49,732
       Net Asset Value Per Share                                     $  29.79
     Premier Shares (renamed Select)
          Shares Outstanding                1,669
        Net Assets                       $ 49,732
        Net Asset Value Per Share        $  29.79
     Investor Shares
       (renamed Select A)
       Shares Outstanding                      67
       Net Assets                        $  1,996
       Net Asset Value
          Per Share                      $  29.69
     Net Unrealized
          Appreciation                   $    705     $  1,626       $  2,331

                                                BEFORE                AFTER
                                            REORGANIZATION       REORGANIZATION
--------------------------------------------------------------------------------
                                           CEF         CVCEF            CEF
--------------------------------------------------------------------------------
     Class A
       Shares Outstanding                                3,485           1,676
       Net Assets                                    $  33,588       $  42,658
       Net Asset Value Per Share                     $    9.64       $   25.46
     Class B
       Shares Outstanding                                2,829           1,060
       Net Assets                                    $  26,993       $  26,993
       Net Asset Value Per Share                     $    9.54       $   25.46
     Class C
       Shares Outstanding                                1,163             436
       Net Assets                                    $  11,103       $  11,103
       Net Asset Value Per Share                     $    9.54       $   25.46
     Institutional Class
       Shares Outstanding                                                5,095
       Net Assets                                                    $ 130,323
       Net Asset Value
        Per Share                                                    $   25.58
     Premier Shares
       (renamed Select)
       Shares Outstanding                   5,095
       Net Assets                       $ 130,323
       Net Asset Value
        Per Share                       $   25.58
     Investor Shares
       (renamed Class A)
       Shares Outstanding                     356
       Net Assets                       $   9,070
       Net Asset Value
        Per Share                       $   25.46
     Net Unrealized Appreciation
        (Depreciation)                  $  23,306    $ (12,308)      $  10,998

                                                  BEFORE               AFTER
                                              REORGANIZATION      REORGANIZATION
----------------------------------------------------------------------------------
                                           EGF         CVEGF           EGF
----------------------------------------------------------------------------------
     Class A
       Shares Outstanding                                2,952           1,179
       Net Assets                                    $  26,065      $   49,314
       Net Asset Value Per Share                     $    8.83      $    41.84
     Class B
       Shares Outstanding                                2,527             527
       Net Assets                                    $  22,061      $   22,061
       Net Asset Value Per Share                     $    8.73      $    41.84
     Class C
       Shares Outstanding                                  490             102
       Net Assets                                    $   4,274      $    4,274
       Net Asset Value Per Share                     $    8.73      $    41.84
     Institutional Class
       Shares Outstanding                                               3,796
       Net Assets                                                   $ 160,082
       Net Asset Value Per Share                                    $   42.17
     Premier Shares
       (renamed Select)
       Shares Outstanding                   3,796
       Net Assets                       $ 160,082
       Net Asset Value
        Per Share                       $   42.17
     Investor Shares
       (renamed Class A)
       Shares Outstanding                     556
       Net Assets                       $  23,249
       Net Asset Value
        Per Share                       $   41.84
     Net Unrealized
       Appreciation
       (Depreciation)                   $  19,499    $ (20,821)     $   (1,322)

                                                  BEFORE                AFTER
                                              REORGANIZATION       REORGANIZATION
----------------------------------------------------------------------------------
                                           EIF         CVEIF            EIF
----------------------------------------------------------------------------------
     Class A
       Shares Outstanding                                2,225           1,224
       Net Assets                                     $ 36,654       $  42,097
       Net Asset Value Per Share                      $  16.48       $   34.41
     Class B
       Shares Outstanding                                1,167             549
       Net Assets                                     $ 18,885       $  18,885
       Net Asset Value Per Share                      $  16.18       $   34.41
     Class C
       Shares Outstanding                                  292             137
       Net Assets                                     $  4,728       $   4,728
       Net Asset Value Per Share                      $  16.17       $   34.41
     Institutional Class
       Shares Outstanding                                                2,674
       Net Assets                                                    $  92,003
       Net Asset Value Per Share                                     $   34.41
     Premier Shares
       (renamed Select)
       Shares Outstanding                   2,674
       Net Assets                        $ 92,003
       Net Asset Value                   $  34.41
     Investor Shares
       (renamed Class A)
       Shares Outstanding                     158
       Net Assets                        $  5,443
       Net Asset Value Per Share         $  34.41
     Net Unrealized Appreciation         $ 16,580     $  1,673       $  18,253

                                                  BEFORE                AFTER
                                              REORGANIZATION       REORGANIZATION
----------------------------------------------------------------------------------
                                           CSCF        SCEF             SCEF
----------------------------------------------------------------------------------
     Class A
       Shares Outstanding                                3,517           3,813
       Net Assets                                    $  76,499       $  82,930
       Net Asset Value Per Share                     $   21.75       $   21.75
     Class B
       Shares Outstanding                                2,412           2,412
       Net Assets                                    $  49,732       $  49,732
       Net Asset Value Per Share                     $   20.62       $   20.62
     Institutional Class
       Shares Outstanding                               15,589          19,843
       Net Assets                                    $ 348,607       $ 443,751
       Net Asset Value Per Share                     $   22.36       $   22.36
     Premier Shares
       (renamed Select)
       Shares Outstanding                   4,185
       Net Assets                        $ 95,144
       Net Asset Value Per Share         $  22.73
     Investor Shares
       (renamed Class A)
       Shares Outstanding                     285
       Net Assets                        $  6,431
       Net Asset Value Per Share         $  22.60
     Net Unrealized Appreciation         $ 17,957    $  96,794       $ 114,751

Effective March 23, 2001, the H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust") was reorganized into JPMorgan H&Q IPO & Emerging Company Fund (the "Fund") in a tax free reorganization with the transfer of all assets and liabilities of the H&Q IPO Fund to the Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund received Class A Shares in the Fund, and holders of the Class B Shares in H&Q IPO Fund received Class B Shares in the Fund. Prior to the reorganization on March 23, 2001, the Fund had no shareholders or investing activity.

On December 3, 2001, the JPMorgan H&Q IPO Fund changed its name and certain investment policies. The JPMorgan H&Q IPO Fund is now known as the JPMorgan Mid Cap Growth Fund.

Prior to the open of business on September 10, 2001, the J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional Diversified Fund, J.P. Morgan Institutional U.S. Equity Fund and J.P. Morgan Institutional U.S. Small Company Fund (collectively, the "Acquiring Funds") acquired all the net assets of the J.P. Morgan Disciplined Equity Fund, J.P. Morgan Diversified Fund, J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Equity Fund -- Advisor Series, JPMorgan Large Cap Equity Fund and J.P. Morgan U.S. Small Company Fund (collectively, the "Target Funds"), as shown in the tables below, pursuant to Reorganization Plans approved by the Target Funds' shareholders at meetings held on July 3, 2001 and July 25, 2001. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds.

The following is a summary of Beneficial Interest Outstanding, Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganizations (amounts in thousands, except per share amounts):

                                                               JPMORGAN
                                                 DISCIPLINED EQUITY FUND REORGANIZATION
------------------------------------------------------------------------------------------------------
                                  BENEFICIAL                                 NET ASSET        NET
                                  INTEREST         SHARES                      VALUE       UNREALIZED
                                 OUTSTANDING    OUTSTANDING    NET ASSETS    PER SHARE    DEPRECIATION
------------------------------------------------------------------------------------------------------
   Target Fund

   J.P. Morgan Disciplined
   Equity Fund                         8,242                  $   116,748   $     14.16   $     (7,781)

   Acquiring Fund

   J.P. Morgan Institutional
   Disciplined Equity Fund            79,827                  $ 1,081,085   $     13.54   $    (20,067)

   Post Reorganization
   JPMorgan Disciplined
    Equity Fund                                                                           $    (27,848)
    Institutional Class                              79,827   $ 1,081,085   $     13.54
    Select Class                                      8,618   $   116,748   $     13.54

                                                                JPMORGAN
                                                       DIVERSIFIED FUND REORGANIZATION
--------------------------------------------------------------------------------------------------------
                                  BENEFICIAL                                 NET ASSET    NET UNREALIZED
                                  INTEREST         SHARES                      VALUE       APPRECIATION
                                 OUTSTANDING    OUTSTANDING    NET ASSETS    PER SHARE    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
   Target Fund

   J.P. Morgan Diversified Fund       24,858                  $   337,094   $     13.56   $         (722)

   Acquiring Fund

   J.P. Morgan Institutional
   Diversified Fund                   43,098                  $    532,961  $     12.37   $       11,217

   Post Reorganization
   JPMorgan Diversified Fund                                                              $       10,495
    Institutional Class               43,098    $   532,961   $     12.37
    Select Class                      27,249    $   337,094   $     12.37

                                                               JPMORGAN
                                                     U.S. EQUITY FUND REORGANIZATION
--------------------------------------------------------------------------------------------------------
                                  BENEFICIAL                                 NET ASSET    NET UNREALIZED
                                  INTEREST         SHARES                      VALUE       APPRECIATION
                                 OUTSTANDING    OUTSTANDING    NET ASSETS    PER SHARE    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
   Target Funds

   J.P. Morgan U.S.
   Equity Fund                        15,782                  $   261,817   $     16.59   $       (2,199)

   J.P. Morgan U.S. Equity
   Fund - Advisor Series                 327                  $     2,463   $      7.52   $         (424)

   JPMorgan Large Cap
     Equity Fund                                                                          $       (1,371)
     Class A                           4,727                  $    50,781   $     10.74
     Class B                           1,789                  $    19,035   $     10.64
     Class C                             122                  $     1,289   $     10.58

   Institutional Class                 5,676                  $    61,261   $     10.79
   Acquiring Fund

   J.P. Morgan Institutional
     U.S. Equity Fund                 11,273                  $   108,961   $      9.67   $       12,609
   Post Reorganization
   JPMorgan U.S. Equity Fund                                                              $        8,615
     Class A                                          5,505   $    53,243   $      9.67
     Class B                                          1,968   $    19,035   $      9.67
     Class C                                            133   $     1,289   $      9.67
     Institutional Class                             11,273   $   108,961   $      9.67
     Select Class                                    33,410   $   323,078   $      9.67

                                                               JPMORGAN
                                                 U.S. SMALL COMPANY FUND REORGANIZATION
-------------------------------------------------------------------------------------------------------
                                  BENEFICIAL                                 NET ASSET         NET
                                  INTEREST         SHARES                      VALUE        UNREALIZED
                                 OUTSTANDING    OUTSTANDING    NET ASSETS    PER SHARE     DEPRECIATION
-------------------------------------------------------------------------------------------------------
   Target Fund

   J.P. Morgan U.S. Small
     Company Fund                     11,596                  $   253,687   $     21.88   $     (14,979)

   Acquiring Fund

   J.P. Morgan Institutional
     U.S. Small Company Fund          27,901                  $   325,566   $     11.67   $     (10,295)

   Post Reorganization
   JPMorgan U.S. Small
     Company Fund                                                                         $     (25,274)
     Institutional Class                             27,901   $   325,566   $     11.67
     Select Class                                    21,741   $   253,687   $     11.67

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. GIF -- GIF utilizes the Master Feeder Fund Structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio, (the "Portfolio"), which, like GIF, is an open-end management investment company having the same investment objective as GIF. As of December 31, 2002, GIF owned 66.4% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report. The financial statements of GIF should be read in conjunction with the financial statements of the Portfolio.

   1. VALUATION OF INVESTMENTS -- GIF records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

   2. INVESTMENT INCOME AND EXPENSES -- GIF records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, GIF accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the GIF's share of such elements allocated from the Portfolio.

B. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Short-term investments with 60 days or less to maturity are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

C. REPURCHASE AGREEMENTS-- It is each Fund's policy that repurchase agreements are fully collateralized, primarily by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed.

D. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. BF and DF use debt futures for managing duration.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2002, the Funds had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

E. FOREIGN CURRENCY TRANSLATION-- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2002, the Funds had outstanding forward foreign currency contracts as listed on the Fund's Portfolio of Investments.

G. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2002, DF had written options contracts outstanding as listed on the respective Portfolio of Investments.

Transactions in options written during the period ended December 31, 2002, were as follows (amounts in thousands):

                                                           DF
                                                -------------------------
                                                 NUMBER OF     PREMIUMS
                                                 CONTRACTS     RECEIVED
-------------------------------------------------------------------------
   Options outstanding at
   December 31, 2001                                     --   $        --

   Options written                                  (66,800)          689

   Options terminated in closing
   purchase transactions                             26,000          (257)

   Options exercised                                     --            --
                                                -----------   -----------
   Options outstanding at
   December 31, 2002                                (40,800)  $       432
                                                ===========   ===========

H. SWAPS -- The Funds may engage in swap transactions such as interest rate or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in the value of the exchange. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of December 31, 2002, DF had outstanding swap agreements as listed on the Portfolio of Investments.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. DOLLAR ROLLS -- The Funds may enter into dollar rolls in which the Funds sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds' policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Funds segregate assets with a current value at least equal to the amount of its TBA Dollar Rolls. The Funds have TBA Dollar Rolls outstanding as of December 31, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

K. SECURITIES ON LOAN -- For all the Funds, the Board of Trustees have approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities a Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2002, the market value of the securities loaned and the amount of collateral received were as follows (amounts in thousands):

                                MARKET VALUE OF     MARKET VALUE OF
                               SECURITIES LOANED  COLLATERAL RECEIVED
---------------------------------------------------------------------
   BF                              $   6,267          $   6,426
   CGF                                44,774             45,688
   DEF                                53,940             55,117
   DEVF                                4,096              4,182
   DF                                  7,445              7,587
   DSCF                               14,328             14,710
   EIF                                 2,135              2,169
   MCGF                               15,391             15,649
   MCVF                                6,951              7,049
   SCEF                               40,984             41,737
   SCGF                                   75                 76
   SF                                 16,854             17,141
   USEF                               28,374             29,111
   USSCF                              39,508             40,284
   USSCOF                             11,722             11,854

JPMCB as lending agent receives a fee equal to 0.06% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans of non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

                       BF                                  $   1
                       CGF                                     2
                       DEF                                     3
                       DEVF                                   --^
                       DF                                      1
                       DSCF                                    4
                       EIF                                    --^
                       MCGF                                    1
                       MCVF                                    1
                       SCEF                                    5
                       SCGF                                   --^
                       SF                                      2
                       USEF                                    2
                       USSCF                                   4
                       USSCOF                                  1

^  Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify each Fund from any loss resulting from a borrower's failure to return a loaned security when due.

L. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Purchases of To Be Announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

M. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

N. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

O. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                      ACCUMULATED         ACCUMULATED
                                                     UNDISTRIBUTED/       NET REALIZED
                                                   (OVERDISTRIBUTED)      GAIN (LOSS)
   FUND                        PAID-IN-CAPITAL   NET INVESTMENT INCOME   ON INVESTMENTS
---------------------------------------------------------------------------------------
   BF                             $      (1)           $    117             $   (116)
   CGF                               (6,339)              6,339                   --
   CEF                                  (12)                 12                   --
   DEF                                   (7)                  7                   --
   DEVF                                  (4)                  1                    3
   DF                                   (41)                415                 (374)
   DSCF                              (2,566)              2,566                  --
   EGF                                 (138)                138                   --
   EIF                                   --                  (2)                   2
   GIF                                 (248)                 --                  248
   MCGF                                (915)                915                   --
   MCVF                                 (19)                 12                    7
   SCEF                              (2,243)              2,243                   --
   SCGF                                 (19)                 19                   --
   SF                                    --                  --                  --
   USEF                                 429                  --                 (429)
   USSCF                             (6,940)               (219)               7,159
   USSCOF                              (693)                693                   --

The reclassifications for BF relates primarily to the character for tax purposes of current year paydowns. The reclassifications for CGF relates primarily to the character for tax purposes of current year foreign currency gains and losses, non-deductible net operating losses. The reclassification for CEF relates primarily to the character for tax purposes of current year net operating losses. The reclassifications for DEF relates primarily to the character for tax purposes of current year non-deductible excise tax paid and distributions received from investments in real estate investment trusts ("REITS"). The reclassifications for DEVF relates primarily to the character for tax purposes of current year and distributions received from investments in real estate investment trusts ("REITS"). The reclassifications for DF relates primarily to the character for tax purposes of current year paydowns, foreign currency gains and losses, Passive Foreign Investment Company ("PFIC") sales, and distributions received from investments in REITS. The reclassifications for DSCF relates primarily to the character for the tax purposes of current year non-deductible organization costs and net operating losses. The reclassifications for EGF relates primarily to the character for the tax purposes of current year non-deductible net operating losses. The reclassifications for EIF relates primarily to the character for tax purposes of current year distributions received from investments in REITS. The reclassifications for GIF relates primarily to allocation of wash sales from growth and income portfolio. The reclassifications for MCGF relates primarily to the character for the tax purposes of current year net operating losses. The reclassifications for MCVF relates primarily to the character for tax purposes of current year non-deductible organization costs, distributions received from investments in REITS. The reclassification for SCEF relates primarily to the character for the tax purposes of current year non-deductible net operating losses. The reclassification for SCGF relates primarily to the character for the tax purposes of current year non-deductible net operating losses and non-deductible organization costs. The reclassification for USEF relates primarily to the character for tax purposes of wash sales acquired in prior year reorganization. The reclassifications for USSCF relates primarily to the character for tax purposes of current year non-deductible excise tax paid, distributions received from investments in REITS and prior year redemptions in-kind. The reclassifications for USSCOF relates primarily to the character for the tax purposes of current year net operating losses.

The tax character of distributions paid during the periods ended December 31, 2002 and December 31, 2001 were as follows (amounts in thousands):

   PERIOD ENDED                      ORDINARY             LONG-TERM              TOTAL
   DECEMBER 31, 2002                  INCOME            CAPITAL GAIN         DISTRIBUTIONS
------------------------------------------------------------------------------------------
   BF                                $  1,246           $         --         $       1,246
   CGF                                    604                  3,359                 3,963
   CEF                                     --                     --                    --
   DEF                                 12,444                     --                12,444
   DEVF                                   772                      1                   773
   DF                                  12,137                     --                12,137
   DSCF                                    --                     --                    --
   EGF                                     --                     --                    --
   EIF                                    984                  1,815                 2,799
   GIF                                  6,124                  7,200                13,324
   MCGF                                    --                     --                    --
   MCVF                                   361                     26                   387
   SCEF                                    --                  4,099                 4,099
   SCGF                                    --                     --                    --
   SF                                   4,576                     --                 4,576
   USEF                                 2,461                     --                 2,461
   USSCG                                1,956                     --                 1,956
   USSCOF                                  --                     --                    --

   PERIOD ENDED                      ORDINARY    LONG-TERM      RETURN OF       TOTAL
   DECEMBER 31, 2001                  INCOME    CAPITAL GAIN     CAPITAL     DISTRIBUTIONS
------------------------------------------------------------------------------------------
   BF                                $  2,312   $      1,683    $   1,094    $       5,089
   CGF                                     --             --           --               --
   CEF                                     --             --           --               --
   DEF                                  8,281             --           --            8,281
   DEVF                                    35             --           --               35
   DF                                  12,368             --           --           12,368
   DSCF                                    --             --           --               --
   EGF                                     --         11,639        4,226           15,865
   EIF                                    566            713           --            1,279
   GIF                                    928              2           --              930
   MCGF                                    --             --           --               --
   MCVF                                   479            312           --              791
   SCEF                                    --             --           --               --
   SCGF                                    --             --           --               --
   SF                                   4,044             --           --            4,044
   USEF                                 1,092          1,020           --            2,112
   USSCF                                1,312            157           --            1,469
   USSCOF                                  --             --           --               --

At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

                                                        BF            CGF            CEF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $        --    $        --    $        --
    Plus/Less: cumulative timing differences               (36)          (207)           (17)
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $       (36)   $      (207)   $       (17)
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover           (12,634)        (6,117)       (19,274)
   Plus/Less: cumulative timing differences             (1,585)            --         (8,538)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                           (14,219)        (6,117)       (27,812)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $    (7,828)   $    (3,648)   $   (17,119)
                                                   ===========    ===========    ===========

                                                       DEF           DEVF             DF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $         2    $        --    $        --
    Plus/Less: cumulative timing differences                (3)            --            (62)
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $        (1)   $        --    $       (62)
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover          (395,265)        (2,648)       (97,199)
   Plus/Less: cumulative timing differences            (17,140)          (220)        (5,855)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                          (412,405)        (2,868)      (103,054)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $   (82,061)   $    (3,704)   $     9,729
                                                   ===========    ===========    ===========

                                                       DSCF            EGF            EIF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $        --    $        --    $         2
    Plus/Less: cumulative timing differences               (27)           (26)           (30)
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $       (27)   $       (26)   $       (28)
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover           (43,349)       (43,905)        (6,018)
   Plus/Less: cumulative timing differences             (4,219)        (3,152)       (13,281)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                           (47,568)       (47,057)       (19,299)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $      (418)   $   (26,512)   $    (1,874)
                                                   ===========    ===========    ===========

                                                       GIF            MCGF          MCVF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $       263    $        --    $        --
    Plus/Less: cumulative timing differences              (315)            (1)            --^
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $       (52)   $        (1)   $        --^
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover            (7,204)      (260,921)          (448)
   Plus/Less: cumulative timing differences            (16,475)          (494)           (42)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                           (23,679)      (261,415)          (490)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $        --*   $    (9,235)   $     2,013
                                                   ===========    ===========    ===========

* The net unrealized appreciation (depreciation) of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation
(depreciation)

                                                      SCEF           SCGF           SF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $        --    $        --    $         9
    Plus/Less: cumulative timing differences              (110)            --^            --^
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $      (110)   $        --^   $         9
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover           (21,863)          (794)      (161,809)
   Plus/Less: cumulative timing differences                 --           (189)       (17,162)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                           (21,863)          (983)      (178,971)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $    10,846    $      (630)   $   (30,751)
                                                   ===========    ===========    ===========

                                                       USEF          USSCF         USSCOF
--------------------------------------------------------------------------------------------
   Current distributable ordinary income           $        45    $        --    $        --
    Plus/Less: cumulative timing differences               (32)            (1)            (1)
                                                   -----------    -----------    -----------
   Undistributed ordinary income or over-
    distribution of ordinary income                $        13    $        (1)   $        (1)
                                                   ===========    ===========    ===========
   Current distributable long-term capital
    gain or tax basis capital loss carryover           (89,810)       (71,121)      (153,211)
   Plus/Less: cumulative timing differences               (516)        (5,535)          (260)
                                                   -----------    -----------    -----------
   Undistributed long-term gains/
    accumulated capital loss                           (90,326)       (76,656)      (153,471)
                                                   ===========    ===========    ===========
   Unrealized appreciation (depreciation)          $    (8,965)   $     2,173    $    (3,932)
                                                   ===========    ===========    ===========

^  Amount rounds to less than one thousand.

For BF, CEF and USEF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales and the mark to market of futures. For CGF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales and allocation of tax basis on "Master/Feeder" takedown. For DEF and SF, the differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, basis adjustment in REIT's and the mark to market of futures. For DEVF and EIF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales and basis adjustment in REIT's. For DF, the differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, the mark to market of forward exchange contracts, the mark to market of futures, basis adjustment in REIT's and straddle loss deferrals. For DSCF, EGF, MCGF, MCVF, SCEF, SCGF and USSCOF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales. For USSCF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sales, allocation of tax basis on "Master/Feeder" takedown and basis adjustment in REIT's. For BF, DEF, DEVF, DSCF, EGF, EIF, GIF, MCGF, MCVF, SCGF, SF, USEF, USSCF and USSCOF the cumulative timing difference account primarily consists of deferred compensation and post October capital loss deferrals. For CGF the cumulative timing difference account primarily consists of deferred compensation and post October currency loss deferrals. For CEF and DF the cumulative timing difference account primarily consists of deferred compensation and post October capital and currency loss deferrals. For SCEF the cumulative timing difference account primarily consists of deferred compensation.

At December 31, 2002, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                           EXPIRATION
   FUND                    AMOUNT             DATE
---------------------------------------------------------
   BF                   $    1,307      December 31, 2008
                             1,560      December 31, 2009
                             9,767      December 31, 2010
   -------------------------------
                            12,634

   CGF                  $    6,117      December 31, 2010
   CEF                  $      396      December 31, 2007
                             1,854      December 31, 2008
                             7,108      December 31, 2009
                             9,916      December 31, 2010
   -------------------------------
                            19,274*

   DEF                  $    4,772      December 31, 2007
                            59,181      December 31, 2008
                           166,199      December 31, 2009
                           165,113      December 31, 2010
   -------------------------------
                           395,265**

   DEVF                 $    2,648      December 31, 2010
   DF                   $      610      December 31, 2007
                             8,699      December 31, 2008
                            35,814      December 31, 2009
                            52,076      December 31, 2010
   -------------------------------
                            97,199***

   DSCF                 $   25,794      December 31, 2008
                               297      December 31, 2009
                            17,257      December 31, 2010
   -------------------------------
                            43,348

   EGF                  $       17      December 31, 2006
                               710      December 31, 2007
                             6,334      December 31, 2008
                            20,694      December 31, 2009
                            16,150      December 31, 2010
   -------------------------------
                           43,905^

   EIF                  $    6,018      December 31, 2010
   GIF                  $    7,204      December 31, 2010

                                           EXPIRATION
   FUND                    AMOUNT             DATE
---------------------------------------------------------
   MCGF                 $    8,120      December 31, 2008
                           224,437      December 31, 2009
                            28,364      December 31, 2010
   -------------------------------
                           260,921

   MCVF                 $      448      December 31, 2010
   SCEF                 $   21,863      December 31, 2010
   SCGF                 $      158      December 31, 2009
                               636      December 31, 2010
   -------------------------------
                               794

   SF                   $      102      December 31, 2007
                            17,113      December 31, 2008
                            42,382      December 31, 2009
                           102,212      December 31, 2010
   -------------------------------
                           161,809

   USEF                 $        3      December 31, 2007
                             8,375      December 31, 2008
                            18,364      December 31, 2009
                            63,068      December 31, 2010
   -------------------------------
                            89,810^^

   USSCF                $    4,626      December 31, 2008
                            11,753      December 31, 2009
                            54,742      December 31, 2010
   -------------------------------
                            71,121^^^

   USSCOF               $   10,362      December 31, 2008
                            79,873      December 31, 2009
                            62,976      December 31, 2010
   -------------------------------
                           153,211

* The above capital loss carryover includes $2,250 of losses acquired from Chase Vista Core Equity Fund.

** The above capital loss carryover includes $15,736 of losses acquired from J.P. Morgan Disciplined Equity Fund.

*** The above capital loss carryover includes $8,597of losses acquired from J.P.
    Morgan Diversified Fund.

^ The above capital loss carryover includes $7,062 of losses acquired from Chase Vista Equity Growth Fund.

^^ The above capital loss carryover includes $8,007and $370 of losses acquired from J.P. Morgan U.S. Equity Fund and J.P. Morgan U.S. Equity Fund - Advisor Series, respectively.

^^^ The above capital loss carryover includes $4,626 of losses acquired from J.P. Morgan U.S. Small Company Fund.

For CEF, DEF, DF, EGF, USEF, and USSCF the losses in the above table will be subject to an annual limitation as prescribed by the Internal Revenue Code.

Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred the following post-October realized losses (amounts in thousands):

                       FUND                   CURRENCY    CAPITAL
                    ---------------------------------------------
                       BF                     $     --   $  1,585
                       CGF                          --^        --
                       CEF                          --      8,537
                       DEF                          --     17,140
                       DEVF                         --        220
                       DF                           61      5,917
                       DSCF                         --      4,219
                       EGF                          --      3,152
                       EIF                          --     13,281
                       GIF                          --     16,475
                       MCGF                         --        494
                       MCVF                         --         42
                       SCGF                         --        189
                       SF                           --     17,162
                       USEF                         --        516
                       USSCF                        --      5,535
                       USSCOF                       --        260

^   Amount rounds to less than one thousand.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA), Inc. ("JPMFAM"), J.P. Morgan Investment Management, Inc. ("JPMIM") and Robert Fleming, Inc. ("Fleming") (collectively, the "Advisers") act as the investment advisers to the Funds. JPMFAM, a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), is the Adviser for BF, CGF, CEF, DSCF, EGF, EIF, MCGF and SCEF. JPMIM, a wholly owned subsidiary of JPMorgan, is the Adviser for DEF, DEVF, DF, SF, USEF, USSCF and USSCOF. Fleming, a wholly owned subsidiary of JPMorgan, is the Adviser for MCVF and SCGF. The Advisers supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                               INVESTMENT
                       FUND                 ADVISORY FEE (%)
                    ----------------------------------------
                       BF                        0.50%
                       CGF                       0.40%
                       CEF                       0.50%
                       DEF                       0.35%
                       DEVF                      0.35%
                       DF                        0.55%
                       DSCF                      0.65%
                       EGF                       0.50%
                       EIF                       0.40%
                       MCGF                      0.65%
                       MCVF                      0.70%
                       SCEF                      0.65%
                       SCGF                      0.80%
                       SF                        0.25%
                       USEF                      0.40%
                       USSCF                     0.60%
                       USSCOF                    0.60%

The Advisers waived fees as outlined in Note 4.F. below.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Funds in an amount sufficient to offset any duplicate investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all the Funds except, GIF, MCVF and SCGF. GIF pays the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.025% of the average daily net assets in excess of $25 billion. MCVF and SCGF pay the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the respective Fund's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                   INSTITUTIONAL     SELECT
   FUND            CLASS A    CLASS B    CLASS C       CLASS         CLASS
---------------------------------------------------------------------------
   BF               1.25       1.93       1.93           n/a          1.00
   CGF              1.35       1.85       1.85           n/a          0.93
   CEF              1.25       2.00       2.00           n/a          1.00
   DEF              0.95       1.45        n/a          0.45          0.75
   DEVF              n/a        n/a        n/a          0.45           n/a
   DF                n/a        n/a        n/a          0.65          0.98
   DSCF             1.50       2.12       2.12           n/a          1.10
   EGF              1.25       1.98       1.98           n/a          1.00
   EIF              1.25       1.75       1.75           n/a          0.90
   GIF              1.30       1.80       1.80           n/a          0.90
   MCGF             1.35       2.05        n/a           n/a           n/a
   MCVF             1.25       2.00       2.00          0.75          1.00
   SCEF             1.38       2.12        n/a           n/a          0.85
   SCGF             1.60       2.35       2.35          0.85          1.10
   SF                n/a        n/a        n/a          0.35           n/a
   USEF             1.05       1.75       1.75          0.64          0.79
   USSCF             n/a        n/a        n/a          0.83          1.01
   USSCOF            n/a        n/a        n/a           n/a          1.02

The expense limitation percentages in the table above are due to expire as follows:

                                                  INSTITUTIONAL    SELECT
   FUND          CLASS A    CLASS B    CLASS C        CLASS         CLASS
--------------------------------------------------------------------------
   BF            4/30/04    4/30/04    4/30/04           n/a       4/30/04
   CGF           4/30/04    4/30/04    4/30/04           n/a       4/30/04
   CEF           4/30/04    4/30/04    4/30/04           n/a       4/30/04
   DEF           4/30/04    4/30/04        n/a       4/30/05       4/30/05
   DEVF              n/a        n/a        n/a       4/30/05           n/a
   DF                n/a        n/a        n/a       4/30/05       3/31/06
   DSCF          4/30/04    4/30/04    4/30/04           n/a       4/30/04
   EGF           4/30/04    4/30/04    4/30/04           n/a       4/30/04
   EIF           4/30/04    4/30/04    4/30/04           n/a       4/30/04
   GIF           4/30/04    4/30/04    4/30/04           n/a       4/30/04
   MCGF          4/30/04    4/30/04        n/a           n/a           n/a
   MCVF          4/30/04    4/30/04    4/30/04       4/30/04       4/30/04
   SCEF          4/30/04    4/30/04        n/a           n/a       4/30/04
   SCGF          4/30/04^   4/30/04^   4/30/04^      4/30/04^      4/30/04^
   SF                n/a        n/a        n/a       4/30/05           n/a
   USEF          4/30/05    4/30/04    4/30/04       4/30/05       4/30/05
   USSCF             n/a        n/a        n/a       4/30/05       4/30/05
   USSCOF            n/a        n/a        n/a           n/a       4/30/05

^ The expense limitations of these classes have been increased by one percent for the period May 1, 2004 through April 30, 2013.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F. below.

C. DISTRIBUTION FEE-- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

   FUND               CLASS A            CLASS B            CLASS C
   ----               -------            -------            -------
   BF                  0.25               0.75               0.75
   CGF                 0.25               0.75               0.75
   CEF                 0.25               0.75               0.75
   DEF                 0.25               0.75                n/a
   DSCF                0.25               0.75               0.75
   EGF                 0.25               0.75               0.75
   EIF                 0.25               0.75               0.75
   GIF                 0.25               0.75               0.75
   MCGF                0.30               1.00                n/a
   MCVF                0.25               1.00               1.00
   SCEF                0.25               0.75                n/a
   SCGF                0.25               1.00               1.00
   USEF                0.25               0.75               0.75

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees and reimbursed expenses as outlined in 4.F. below.

D. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance service to the shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                  INSTITUTIONAL   SELECT
   FUND               CLASS A  CLASS B  CLASS C      CLASS        CLASS
------------------------------------------------------------------------
   BF                  0.25     0.25     0.25          n/a         0.25
   CGF                 0.25     0.25     0.25          n/a         0.25
   CEF                 0.25     0.25     0.25          n/a         0.25
   DEF                 0.25     0.25      n/a         0.10         0.25
   DEVF                 n/a      n/a      n/a         0.10          n/a
   DF                   n/a      n/a      n/a         0.10         0.25
   DSCF                0.25     0.25     0.25          n/a         0.25
   EGF                 0.25     0.25     0.25          n/a         0.25
   EIF                 0.25     0.25     0.25          n/a         0.25
   GIF                 0.25     0.25     0.25          n/a         0.25
   SCEF                0.01     0.25      n/a          n/a         0.25
   SF                   n/a      n/a      n/a         0.10          n/a
   USEF                0.25     0.25     0.25         0.10         0.25
   USSCF                n/a      n/a      n/a         0.10         0.25
   USSCOF               n/a      n/a      n/a          n/a         0.25

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMF, JPMIF and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMF, JPMIF, JPMST and JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody services for all the Funds, except for CEF and EGF. JPMCB also provides portfolio accounting services for all the Funds, except for CEF, CGF, EGF and GIF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2002, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                             CONTRACTUAL
                                               WAIVERS
               INVESTMENT                     SHAREHOLDER                                 CONTRACTUAL
   FUND         ADVISORY   ADMINISTRATION      SERVICING    DISTRIBUTION      TOTAL      REIMBURSEMENTS
------------------------------------------------------------------------------------------------------
   BF          $    116      $    126         $    149       $     --       $    391       $     38
   CGF               --            70                2             --             72             69
   CEF               27            45               50             46            168             55
   DEF               53         1,140            1,036             --          2,229             24
   DEVF             121            52               35             --            208             77
   DF               173           807              297             --          1,277             --
   DSCF              26            72              245             --            343            127
   EGF               92            47               71             54            264            148
   EIF               93            54               50             52            249             65
   GIF               --           499              155             --            654            608
   MCGF              91           116               --             --            207             --
   MCVF             219             9               --             --            228             53
   SCEF              --            51            1,255              2          1,308             19
   SCGF              17             2               --             --             19            221
   SF                 8           412              373             --            793             --
   USEF              --           450              172             --            622             31
   USSCF             --           264              215             --            479             --
   USSCOF            23           113               14             --            150             --

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan or of BISYS or their subsidiaries.

For the year ended December 31, 2002, BF, DEF, DF, EIF, SCEF, SF, USEF, USSCF and USSCOF incurred approximately (in thousands) $1, $7, $1, $ --*, $ --*,
$ --*, $8, $2 and $19 respectively as brokerage commissions with affiliated brokers/dealers.

During the period certain of the funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the funds.

* Amounts round to less than one thousand.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2002 are as follows (amounts in thousands):

                       SHAREHOLDER
                        SERVICING    DISTRIBUTION  TRANSFER AGENT
-----------------------------------------------------------------
   BF

   Class A              $     134      $     134      $     196
   Class B                     41            121             59
   Class C                      2              6              3
   Select                      41             --             13
-----------------------------------------------------------------
                        $     218      $     261      $     271
-----------------------------------------------------------------
   CGF

   Class A              $   1,017      $   1,017      $   1,174
   Class B                    250            750            299
   Class C                     10             29             11
   Select                       7             --              9
-----------------------------------------------------------------
                        $   1,284      $   1,796      $   1,493
-----------------------------------------------------------------

                       SHAREHOLDER
   FUND                 SERVICING    DISTRIBUTION  TRANSFER AGENT
-----------------------------------------------------------------
   CEF

   Class A              $      46      $      46      $      84
   Class B                     37            110             68
   Class C                     12             36             22
   Select                     176             --             16
-----------------------------------------------------------------
                        $     271      $     192      $     190
-----------------------------------------------------------------
   DEF

   Class A              $       5      $       6      $      25
   Class B                      1              2              3
   Institutional            1,040             --             25
   Select                     233             --             37
-----------------------------------------------------------------
                        $   1,279      $       8      $      90
-----------------------------------------------------------------
   DEVF

   Institutional        $      35      $      --      $      15
-----------------------------------------------------------------
   DF

   Institutional        $     302      $      --      $      18
   Select                     756             --             56
-----------------------------------------------------------------
                        $   1,058      $      --      $      74
-----------------------------------------------------------------
   DSCF

   Class A              $     247      $     247      $     386
   Class B                    151            453            238
   Class C                     26             77             39
   Select                      27             --              4
-----------------------------------------------------------------
                        $     451      $     777      $     667
-----------------------------------------------------------------
   EGF

   Class A              $      57      $      57      $     200
   Class B                     29             86             99
   Class C                      4             12             10
   Select                     145             --             12
-----------------------------------------------------------------
                        $     235      $     155      $     321
-----------------------------------------------------------------
   EIF

   Class A              $      50      $      50      $     125
   Class B                     27             82             68
   Class C                      8             23             19
   Select                     128             --             18
-----------------------------------------------------------------
                        $     213      $     155      $     230
-----------------------------------------------------------------

                       SHAREHOLDER
   FUND                 SERVICING    DISTRIBUTION  TRANSFER AGENT
-----------------------------------------------------------------
   GIF

   Class A              $   1,857      $   1,857      $   2,489
   Class B                    316            948            435
   Class C                     15             46             21
   Select                       6             --             15
-----------------------------------------------------------------
                        $   2,194      $   2,851      $   2,960
-----------------------------------------------------------------
   MCGF

   Class A              $      --      $     220      $     145
   Class B                     --             39              8
-----------------------------------------------------------------
                        $      --      $     259      $     153
-----------------------------------------------------------------
   MCVF

   Class A              $      --      $      32      $      37
   Class B                     --             95             29
   Class C                     --             56             18
   Institutional               --             --             25
   Select                      --             --             20
-----------------------------------------------------------------
                        $      --      $     183      $     129
-----------------------------------------------------------------
   SCEF

   Class A              $       8      $     193      $     228
   Class B                     83            249            103
   Select                   1,323             --             17
-----------------------------------------------------------------
                        $   1,414      $     442      $     348
-----------------------------------------------------------------
   SCGF

   Class A              $      --      $       1      $      55
   Class B                     --              2             18
   Class C                     --             --              4
   Institutional               --             --             17
   Select                      --             --             16
-----------------------------------------------------------------
                        $      --      $       3      $     110
-----------------------------------------------------------------
   SF

   Institutional        $     373      $      --      $      12
-----------------------------------------------------------------

                       SHAREHOLDER
   FUND                 SERVICING       DISTRIBUTION     TRANSFER AGENT
-----------------------------------------------------------------------
   USEF

   Class A              $      95         $      95         $     116
   Class B                     36               106                43
   Class C                      2                 7                 3
   Institutional               82                --                23
   Select                     683                --               129
-----------------------------------------------------------------------
                        $     898         $     208         $     314
-----------------------------------------------------------------------
   USSCF

   Institutional        $     263                --                44
   Select                     616                --                87
-----------------------------------------------------------------------
                        $     879         $      --         $     131
-----------------------------------------------------------------------
   USSCOF

   Select               $     262         $      --         $      42
-----------------------------------------------------------------------

^ Amounts round to less than one thousand.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2002 and the periods ended December 31, 2001 are as follows (amounts in thousands):

                      FOR THE PERIOD ENDED DECEMBER 31, 2002
                                         NET
             FUND                  INVESTMENT INCOME     REALIZED GAIN
          ------------------------------------------------------------
             BF

             Class A                   $     808           $      --
             Class B                         144                  --
             Class C                           7                  --
             Select                          287                  --
          ------------------------------------------------------------
                                       $   1,246           $      --
          ------------------------------------------------------------
             CGF

             Class A                   $      --           $   3,170
             Class B                          --                 739
             Institutional                    --                  32
             Select                           --                  22
          ------------------------------------------------------------
                                       $      --           $   3,963
          ------------------------------------------------------------

                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                         NET
             FUND                  INVESTMENT INCOME     REALIZED GAIN
          ------------------------------------------------------------
             DEF

             Class A                   $      16           $      --
             Class B                           1                  --
             Institutional                11,734                  --
             Select                          693                  --
          ------------------------------------------------------------
                                       $  12,444           $      --
          ------------------------------------------------------------
             DEVF

             Institutional             $     679           $      94
          ------------------------------------------------------------
             DF

             Institutional             $   6,452           $      --
             Select                        5,685                  --
          ------------------------------------------------------------
                                       $  12,137           $      --
          ------------------------------------------------------------
             EIF

             Class A                   $     204           $     427
             Class B                          66                 234
             Class C                          21                  66
             Select                          693               1,088
          ------------------------------------------------------------
                                       $     984           $   1,815
          ------------------------------------------------------------
             GIF

             Class A                   $   5,792           $   6,083
             Class B                         283               1,041
             Class C                          21                  52
             Select                           28                  24
          ------------------------------------------------------------
                                       $   6,124           $   7,200
          ------------------------------------------------------------
             MCVF

             Class A                   $      39           $      11
             Class B                          --                  10
             Class C                          --                   5
             Institutional                   247                  21
             Select                           51                   3
          ------------------------------------------------------------
                                       $     337           $      50
          ------------------------------------------------------------
             SCEF

             Class A                   $      --           $     487
             Class B                          --                 220
             Select                           --               3,392
          ------------------------------------------------------------
                                       $      --           $   4,099
          ------------------------------------------------------------
             SF

             Select                    $   4,576           $      --
          ------------------------------------------------------------

                      FOR THE PERIOD ENDED DECEMBER 31, 2002
                                         NET
             FUND                  INVESTMENT INCOME     REALIZED GAIN
          ------------------------------------------------------------
             USEF

             Class A                   $     127           $      --
             Class B                           2                  --
             Institutional                   655                  --
             Select                        1,677                  --
          ------------------------------------------------------------
                                       $   2,461           $      --
          ------------------------------------------------------------
             USSCF

             Institutional                 1,414                  --
             Select                          542                  --
          ------------------------------------------------------------
                                       $   1,956           $      --
          ------------------------------------------------------------

                          NET           NET
                      INVESTMENT     INVESTMENT      REALIZED       REALIZED      RETURN OF
   FUND                 INCOME         INCOME          GAIN           GAIN         CAPITAL
---------------------------------------------------------------------------------------------
                      YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                       12/31/01                      12/31/01                      12/31/01
---------------------------------------------------------------------------------------------
   BF

   Class A           $        883                  $      1,192                  $        598
   Class B                    157                           331                           177
   Class C                      7                            17                             8
   Select                     655                           753                           311
---------------------------------------------------------------------------------------------
                     $      1,702                  $      2,293                  $      1,094
---------------------------------------------------------------------------------------------

                       11/1/01                       11/1/01
                       THROUGH       YEAR ENDED      THROUGH       YEAR ENDED
                       12/31/01       10/31/01       12/31/01       10/31/01
---------------------------------------------------------------------------------------------
   CGF

   Class A           $         --   $         --   $         --   $     57,658
   Class B                     --             --             --         36,536
   Class C                     --             --             --            595
   Select                      --             --             --          1,757
---------------------------------------------------------------------------------------------
                     $         --   $         --   $         --   $     96,546
---------------------------------------------------------------------------------------------

                      YEAR ENDED                    YEAR ENDED
                       12/31/01                      12/31/01
---------------------------------------------------------------------------------------------
   CEF

   Class A           $         --                  $         --
   Class B                     --                            --
   Class C                     --                            --
   Select                      --                            --
---------------------------------------------------------------------------------------------
                     $         --                  $         --
---------------------------------------------------------------------------------------------

                          NET           NET
                      INVESTMENT     INVESTMENT      REALIZED       REALIZED      RETURN OF
   FUND                 INCOME         INCOME          GAIN           GAIN         CAPITAL
---------------------------------------------------------------------------------------------
                        6/1/01                        6/1/01
                        THROUGH      YEAR ENDED       THROUGH       YEAR ENDED
                       12/31/01        5/31/01       12/31/01        5/31/01
---------------------------------------------------------------------------------------------
   DEF

   Class A           $         10   $         --   $         --   $         --
   Class B                     --             --             --             --
   Institutional            7,609         12,362             --             --
   Select                     662             --             --             --
---------------------------------------------------------------------------------------------
                     $      8,281   $     12,362   $         --   $         --
---------------------------------------------------------------------------------------------

                        9/28/01^       9/28/01^
                        THROUGH        THROUGH
                       12/31/01       12/31/01
---------------------------------------------------------------------------------------------
   DEVF

   Institutional     $       35             --
---------------------------------------------------------------------------------------------

                         7/1/01                       7/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01        6/30/01       12/31/01       6/30/01
---------------------------------------------------------------------------------------------
   DF

   Institutional     $      7,529   $     17,249   $         --   $     17,017
   Select                   4,839             --             --             --
---------------------------------------------------------------------------------------------
                     $     12,368   $     17,249   $         --   $     17,017
---------------------------------------------------------------------------------------------

                        11/1/01                       11/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01       10/31/01       12/31/01       10/31/01
---------------------------------------------------------------------------------------------
   DSCF

   Class A           $         --   $         --   $         --   $     25,411
   Class A                     --             --             --         15,631
   Class B                     --             --             --          1,987
   Select                      --             --             --             23
---------------------------------------------------------------------------------------------
                     $         --   $         --   $         --   $     43,052
---------------------------------------------------------------------------------------------

                      YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                       12/31/01                      12/31/01                      12/31/01
---------------------------------------------------------------------------------------------
   EGF

   Class A           $         --                  $      2,307                  $        872
   Class B                     --                         1,116                           412
   Class C                     --                           210                            67
   Select                      --                         8,006                         2,875
---------------------------------------------------------------------------------------------
                     $         --                  $     11,639                  $      4,226
---------------------------------------------------------------------------------------------

                      YEAR ENDED                    YEAR ENDED
                       12/31/01                      12/31/01
---------------------------------------------------------------------------------------------
   EIF

   Class A           $         98                  $        178
   Class B                      1                            86
   Class C                      1                            21
   Select                     467                           427
---------------------------------------------------------------------------------------------
                     $        567                  $        712
---------------------------------------------------------------------------------------------

^ Commencement of operations.

                          NET           NET
                      INVESTMENT     INVESTMENT      REALIZED       REALIZED      RETURN OF
   FUND                 INCOME         INCOME          GAIN           GAIN         CAPITAL
---------------------------------------------------------------------------------------------
                        11/1/01                       11/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01       10/31/01       12/31/01       10/31/01
---------------------------------------------------------------------------------------------
   GIF

   Class A           $        925   $      6,662   $         --   $    155,360
   Class B                     --            372             --         56,187
   Class C                     --             21             --          1,422
   Select                       5             12             --            484
---------------------------------------------------------------------------------------------
                     $        930   $      7,067   $         --   $    213,453
---------------------------------------------------------------------------------------------

                        10/1/01                      10/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01       9/30/01        12/31/01       9/30/01
---------------------------------------------------------------------------------------------
   MCGF

   Class A           $         --   $         97   $         --   $      4,472
   Class B                     --              2             --            266
---------------------------------------------------------------------------------------------
                     $         --   $         99   $         --   $      4,738
---------------------------------------------------------------------------------------------

                        10/1/01                       10/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01       9/30/01        12/31/01       9/30/01
---------------------------------------------------------------------------------------------
   MCVF

   Class A           $         24   $         --   $        235   $         --
   Class B                      9             --            147             --
   Class C                      8             --            141             --
   Institutional               25             52            201            308
   Select                      --             --              1             --
---------------------------------------------------------------------------------------------
                     $         66   $         52   $        725   $        308
---------------------------------------------------------------------------------------------

                        11/1/01                       11/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01       10/31/01       12/31/01       10/31/01
---------------------------------------------------------------------------------------------
   SCEF

   Class A           $         --   $         --   $         --   $     12,224
   Class B                     --             --             --          8,135
   Select                      --             --             --         52,277
---------------------------------------------------------------------------------------------
                     $         --   $         --   $         --   $     72,636
---------------------------------------------------------------------------------------------

                        10/1/01                       10/1/01
                        THROUGH      YEAR ENDED       THROUGH      YEAR ENDED
                       12/31/01        9/30/01       12/31/01        9/30/01
---------------------------------------------------------------------------------------------
   SCGF

   Class A           $         --   $         --   $         --   $         --
   Class B                     --             --             --             --
   Class C                     --             --             --             --
   Institutional               --             --             --            567
   Select                      --             --             --             --
---------------------------------------------------------------------------------------------
                     $         --   $         --   $         --   $        567
---------------------------------------------------------------------------------------------

                          NET           NET
                      INVESTMENT     INVESTMENT      REALIZED       REALIZED      RETURN OF
   FUND                 INCOME         INCOME          GAIN           GAIN         CAPITAL
---------------------------------------------------------------------------------------------
                        6/1/01                        6/1/01
                       THROUGH       YEAR ENDED      THROUGH       YEAR ENDED
                       12/31/01        5/31/01       12/31/01        5/31/01
---------------------------------------------------------------------------------------------
   SF

   Institutional     $      4,044   $      4,240   $         --   $         --
---------------------------------------------------------------------------------------------

                        6/1/01                        6/1/01
                       THROUGH       YEAR ENDED      THROUGH       YEAR ENDED
                       12/31/01        5/31/01       12/31/01        5/31/01
---------------------------------------------------------------------------------------------
   USEF

   Class A           $         64   $         --   $        109   $         --
   Class B                     --             --             37             --
   Class C                     --             --              3             --
   Institutional              359          1,331            193         10,850
   Select                     669             --            678             --
---------------------------------------------------------------------------------------------
                     $      1,092   $      1,331   $      1,020   $     10,850
---------------------------------------------------------------------------------------------

                        6/1/01                        6/1/01
                       THROUGH       YEAR ENDED      THROUGH       YEAR ENDED
                       12/31/01        5/31/01       12/31/01        5/31/01
---------------------------------------------------------------------------------------------
   USSCF

   Institutional     $      1,020   $      2,155             --   $     45,717
   Select                     449             --             --             --
---------------------------------------------------------------------------------------------
                     $      1,469   $      2,155   $         --   $     45,717
---------------------------------------------------------------------------------------------

                        6/1/01                        6/1/01
                       THROUGH       YEAR ENDED      THROUGH       YEAR ENDED
                       12/31/01        5/31/01       12/31/01        5/31/01
---------------------------------------------------------------------------------------------
   USSCOF

   Institutional     $         --   $         --   $         --   $         --
   Select                      --             --             --         40,197
---------------------------------------------------------------------------------------------
                     $         --   $         --   $         --   $     40,197
---------------------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                         PURCHASES          SALES         PURCHASES           SALES
                      (EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.          OF U.S.
   FUND                 GOVERNMENT)      GOVERNMENT)      GOVERNMENT       GOVERNMENT
--------------------------------------------------------------------------------------
   BF                  $     89,349     $    128,411     $    181,183     $    191,802
   CGF                      471,648          549,141               --               --
   CEF                      141,604          185,237              357              200
   DEF                      841,603          831,354               --               --
   DEVF                      39,899           22,029               --               --
   DF                       348,553          484,697        1,039,536        1,076,980
   DSCF                      93,546          112,248               --               --
   EGF                       47,354           83,945               --               --
   EIF                      140,628          164,499               --               --
   MCGF                      29,717           51,752               --               --
   MCVF                     121,790           27,052               --               --
   SCEF                     404,115          313,101               --               --
   SCGF                       1,992            1,572               --               --
   SF                       204,015          332,587               --               --
   USEF                     333,466          370,913              649               --
   USSCF                    442,381          448,435               --               --
   USSCOF                   104,363          199,636               --               --

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002, are as follows (amounts in thousands):

                                           GROSS            GROSS        NET UNREALIZED
                        AGGREGATE        UNREALIZED       UNREALIZED        OF U.S.
   FUND                   COST          APPRECIATION     DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------
   BF                  $     87,970     $      2,157     $     (9,985)    $     (7,828)
   CGF                      399,552           56,939          (60,587)          (3,648)
   CEF                       89,551            1,941          (19,060)         (17,119)
   DEF                    1,076,302           65,018         (146,833)         (81,815)
   DEVF                      40,453            1,100           (4,804)          (3,704)
   DF                       597,723           48,756          (38,888)           9,868
   DSCF                     153,850           22,442          (22,860)            (418)
   EGF                       93,818            1,692          (28,204)         (26,512)
   EIF                       68,385            1,427           (3,301)          (1,874)
   MCGF                      65,638            3,106          (12,341)          (9,235)
   MCVF                     125,159            5,460           (3,447)           2,013
   SCEF                     601,628           76,040          (65,194)          10,846
   SCGF                       2,485               71             (701)            (630)
   SF                       273,640              918          (31,669)         (30,751)
   USEF                     354,901           32,653          (41,619)          (8,966)
   USSCF                    417,339           68,717          (66,544)           2,173
   USSCOF                    59,431            4,749           (8,681)          (3,932)

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 12, 2002, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 11, 2003.

Prior to April 12, 2002, BF, CGF, CEF, DSCF, EGF, EIF, MCGF, MCVF, SCEF and SCGF could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets were repaid before the Fund could make additional investments. The Funds had entered into an agreement, which enabled them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated, on a pro rata basis to the Funds. This Agreement expired on April 12, 2002.

Also, prior to April 12, 2002, DF, DEF, DEVF, SF, USEF, USSCF and USSCOF could borrow money for temporary or emergency purposes, such as funding shareholder redemptions. The Funds, along with certain other funds managed by JPMIM, entered into a $150 million bank line of credit agreement with JPMCB, as administrative agent and Commerzbank AG as co-administrative agent. Borrowings under the agreement would bear interest at approximate market rates. A commitment fee was charged at an annual rate of 0.085% on the unused portion of the commitment amount. This Agreement was terminated on April 12, 2002.

The Funds had no borrowings outstanding at December 31, 2002, nor at anytime during the period then ended (excluding DSCF and SF). During the period ended December 31, 2002, DSCF and SF had borrowed against the Line of Credit Agreement. The details of the borrowing were as follows (amounts in thousands):

                     AVERAGE             AVERAGE
   FUND        AMOUNT OUTSTANDING*    INTEREST RATE
---------------------------------------------------
   DSCF          $         77              2.27%
   SF                      81              1.81%

* The average amount outstanding was calculated based on the daily balances during the period from January 1, 2002, through December 31, 2002.

10. CONCENTRATIONS

BF and DF may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject BF and DF to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could the cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of December 31, 2002, EGF and MCGF invested approximately 20.9% and 21.3%, respectively, of their net assets in securities issued by pharmaceutical companies and health care companies.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

11. PLANNED REORGANIZATIONS

On October 23, 2002, the Board of Trustees approved management's proposal to merge the JPMorgan Core Equity Fund and JPMorgan Focus Fund (the "Target Funds") into the JPMorgan U.S. Equity Fund. The Board of Trustees also approved management's proposal to merge the JPMorgan Balanced Fund (the "Target Fund") into the JPMorgan Diversified Fund, the JPMorgan SmartIndex Fund (the "Target Fund") into the JPMorgan Disciplined Equity Fund, and the JPMorgan H&Q Technology Fund (the "Target Fund") into the JPMorgan Capital Growth Fund. The proposed mergers are contingent upon approval from the Target Funds' shareholders and regulatory review. If approved, the mergers are expected to occur on or about March 31, 2003.

12. SUBSEQUENT EVENT

The Funds' Board of Trustees have approved a change of name for Mutual Fund Group, Mutual Fund Investment Trust, Mutual Fund Select Trust, and Fleming Mutual Fund Group, Inc. The Trusts will be renamed J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Mutual Fund Select Trust, and J.P. Morgan Fleming Mutual Fund Group, respectively, effective May 1, 2003.

13. Capital Share Transactions

Capital share transactions were as follows for the periods presented (Amounts in thousands):

BALANCED FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT        SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $   6,547         258   $   2,556         101   $     137           6   $   2,239          84
 Shares issued in reinvestment
   of distributions                        690          28         127           5           3          --^        276          11
 Shares redeemed                       (25,477)     (1,024)     (6,036)       (248)       (340)        (14)    (30,193)     (1,138)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ (18,240)       (738)  $  (3,353)       (142)  $    (200)         (8)  $ (27,678)     (1,043)
==================================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  14,014         499   $   2,637          96   $     192           7   $  20,570         719
 Shares issued in connection with
   Fund Reorganization (Note 2)         80,770       2,720      24,889         838       1,145          39          --          --
 Shares issued in reinvestment of
   distributions                         2,386          88         570          21          13          --^      1,703          63
 Shares redeemed                       (21,578)       (779)     (6,889)       (249)       (252)         (9)    (38,504)     (1,341)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
   Fund shares outstanding           $  75,592       2,528   $  21,207         706   $   1,098          37   $ (16,231)       (559)
==================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.
^ Amounts round to less than one thousand.

CAPITAL GROWTH FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT        SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $ 133,124       3,798   $  22,644         668   $     705          21   $     948          27
 Shares issued in reinvestment of
   distributions                         2,924          99         675          24          23           1          22           1
 Shares redeemed                      (159,892)     (4,723)    (97,037)     (2,940)       (914)        (30)     (1,101)        (33)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ (23,844)       (826)  $ (73,718)     (2,248)  $    (186)         (8)  $    (131)         (5)
==================================================================================================================================

                                                                    PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  48,681       1,300   $  12,044         337   $     131           3   $     350           8
 Shares redeemed                       (37,187)       (981)    (27,849)       (778)        (85)         (2)        (50)         (1)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  11,494         319   $ (15,805)       (441)  $      46           1   $     300           7
==================================================================================================================================

                                                                      YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $ 221,627       5,511   $  67,545       1,756   $   1,108          30   $   2,260          54
 Shares issued in reinvestment of
   distributions                        52,805       1,347      33,522         892         407          11       1,723          43
 Shares redeemed                      (233,656)     (5,739)   (175,455)     (4,642)       (856)        (24)    (13,106)       (337)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  40,776       1,119   $ (74,388)     (1,994)  $     659          17   $  (9,123)       (240)
==================================================================================================================================

* The Fund changed its fiscal year end from October 31 to December 31.

CORE EQUITY FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT        SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  10,574         546   $   1,688          87   $     456          24   $  11,211         572
 Shares redeemed                       (17,394)       (893)     (5,306)       (286)     (2,217)       (119)    (40,413)     (2,154)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  (6,820)       (347)  $  (3,618)       (199)  $  (1,761)        (95)  $ (29,202)     (1,582)
==================================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  11,869         515   $   1,616          70   $     246          10   $  26,690       1,115
 Shares issued in connection with
   Fund Reorganization (Note 2)         33,588       1,320      26,993       1,060      11,103         436          --          --
 Shares redeemed                       (24,674)     (1,059)     (5,584)       (248)     (3,195)       (140)    (50,780)     (2,150)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  20,783         776   $  23,025         882   $   8,154         306   $ (24,090)     (1,035)
==================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

DISCIPLINED EQUITY FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------  ----------------------   ---------------------
                                      AMOUNT        SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $     865          68   $     473          36  $  257,802      20,776   $  39,336       3,323
 In-kind transfer                           --          --          --          --     197,097      16,846          --          --
 Shares issued in reinvestment of
   distributions                             6           1           1          --^     10,768         954         637          56
 Shares redeemed                           (19)         (2)       (111)        (10)   (397,621)    (32,930)    (78,108)     (6,524)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $     852          67   $     363          26  $   68,046       5,646   $ (38,135)     (3,145)
==================================================================================================================================

                                                                    PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $   1,971         139   $      70           5  $  191,314      13,353   $  23,150       1,675
 Shares issued in connection with
   Fund Reorganization (Note 2)             --          --          --          --          --          --     116,748       8,618
 Shares issued in reinvestment of
   distributions                            --          --          --          --       6,937         486         612          43
 Shares redeemed                            --          --          --          --    (131,033)     (9,231)    (14,277)     (1,057)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $   1,971         139   $      70           5  $   67,218       4,608   $ 126,233       9,279
==================================================================================================================================

                                                                        YEAR ENDED MAY 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                        $  297,629      17,437
 Shares issued in reinvestment of
   distributions                                                                        11,502         699
 Shares redeemed                                                                      (412,421)    (24,956)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                                                               $ (103,290)     (6,820)
==================================================================================================================================

^ Amount rounds to less than one thousand.
* The Fund changed its fiscal year end from May 31 to December 31. For Select Shares, from commencement of offering on September 10, 2001. For Class A and Class B Shares, from commencement of offering on September 28, 2001.

DISCIPLINED EQUITY VALUE FUND

                                                                 INSTITUTIONAL
                                                       --------------------------------
                                                            AMOUNT            SHARES
---------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------
 Shares sold                                           $       2,471               186
 In-kind transfer                                             14,783               900
 Shares issued in reinvestment of distributions                  773                57
 Shares redeemed                                                 (15)               (1)
---------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding    $      18,012             1,142
=======================================================================================

                                                        PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------------------
 Shares sold                                           $      25,307             1,687
 Shares issued in reinvestment of distributions                   35                 2
---------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding    $      25,342             1,689
=======================================================================================

* From commencement of offering on September 28, 2001.

DIVERSIFIED FUND

                                                                       INSTITUTIONAL                  SELECT
                                                                 -------------------------   -------------------------
                                                                   AMOUNT         SHARES        AMOUNT        SHARES
----------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $    53,015         4,424   $   107,949         9,956
 Shares issued in reinvestment of distributions                        5,710           506         5,611           499
 Shares redeemed                                                    (258,625)      (21,182)     (141,377)      (12,518)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $  (199,900)      (16,252)  $   (27,817)       (2,063)
======================================================================================================================

                                                                            PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $    49,418         3,839   $    15,373         1,239
 Shares issued in connection with Fund Reorganization (Note 2)            --            --       337,094        27,249
 Shares issued in reinvestment of distributions                        6,959           553         4,767           378
 Shares redeemed                                                    (106,670)       (8,463)      (21,527)       (1,745)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $   (50,293)       (4,071)  $   335,707        27,121
======================================================================================================================

                                                                                YEAR ENDED JUNE 30, 2001
----------------------------------------------------------------------------------------------------------------------
 Shares sold                                                     $   133,158         9,252
 Shares issued in reinvestment of distributions                       32,024         2,378
 Shares redeemed                                                    (127,253)       (9,250)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding              $    37,929         2,380
======================================================================================================================

* The Fund changed its fiscal year end from June 30 to December 31. For the Select Shares, from commencement of offering on September 10, 2001.

DYNAMIC SMALL CAP FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  90,038       6,338   $   6,717         498   $   5,293         392   $   9,610         691
 Shares redeemed                      (108,289)     (7,485)    (15,379)     (1,173)     (2,731)       (207)     (3,003)       (210)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ (18,251)     (1,147)  $  (8,662)       (675)  $   2,562         185   $   6,607         481
==================================================================================================================================

                                                                    PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  16,287       1,091   $   1,187          84   $     399          27   $   7,968         513
 Shares redeemed                       (24,415)     (1,622)     (2,832)       (194)     (1,083)        (74)         --          --
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  (8,128)       (531)  $  (1,645)       (110)  $    (684)        (47)  $   7,968         513
==================================================================================================================================

                                                                      YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $ 141,279       7,996   $  12,340         733   $   4,506         268   $   1,230          75
 Shares issued in reinvestment of
   distributions                        18,125       1,065      12,890         780       1,211          73          24           1
 Shares redeemed                      (113,654)     (6,933)    (19,043)     (1,232)     (2,826)       (178)     (1,111)        (69)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  45,750       2,128   $   6,187         281   $   2,891         163   $     143           7
==================================================================================================================================

* The Fund changed its fiscal year end from October 31 to December 31.

EQUITY GROWTH FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  13,641         470   $     887          32   $     109           4   $   5,297         191
 Shares redeemed                       (19,524)       (677)     (3,529)       (137)       (794)        (30)    (31,380)     (1,134)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  (5,883)       (207)  $  (2,642)       (105)  $    (685)        (26)  $ (26,083)       (943)
==================================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  20,252         580   $   1,366          41   $     161           5   $  14,841         397
 Shares issued in connection with
   Fund Reorganization (Note 2)         26,065         623      22,061         527       4,274         102          --          --
 Shares issued in reinvestment of
   distributions                         2,899          89       1,238          38         119           4      10,437         317
 Shares redeemed                       (30,184)       (862)     (4,284)       (127)     (1,329)        (39)    (76,939)     (2,149)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  19,032         430   $  20,381         479   $   3,225          72   $ (51,661)     (1,435)
==================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

EQUITY INCOME FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $   2,132          77   $     650          25   $     380          15   $  13,820         537
 Shares issued in reinvestment of
   distributions                           536          21         256          11          75           3       1,656          65
 Shares redeemed                       (10,468)       (380)     (3,804)       (144)       (661)        (26)    (27,216)     (1,034)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  (7,800)       (282)  $  (2,898)       (108)  $    (206)         (8)  $ (11,740)       (432)
==================================================================================================================================

                                                                     YEAR ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $   3,491         110   $   1,293          42   $      76           2   $  10,364         323
 Shares issued in connection with
   Fund Reorganization (Note 2)         36,654       1,065      18,885         548       4,728         137          --          --
 Shares issued in reinvestment of
   distributions                           235           8          76           3          19           1         838          28
 Shares redeemed                       (12,728)       (405)     (3,919)       (128)       (569)        (18)    (27,924)       (879)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  27,652         778   $  16,335         465   $   4,254         122   $ (16,722)       (528)
==================================================================================================================================

* For Class B and Class C Shares, from commencement of offering on February 19, 2001.

GROWTH AND INCOME FUND

                                            CLASS A                 CLASS B                 CLASS C                 SELECT
                                     ---------------------   ---------------------   ---------------------   ---------------------
                                      AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES     AMOUNT       SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  72,477       2,747   $   4,255         163   $     696          28   $     591          20
 Shares issued in reinvestment of
   distributions                        11,008         431       1,209          48          69           3          43           2
 Shares redeemed                      (184,897)     (7,168)    (73,250)     (2,855)     (1,835)        (74)     (2,314)       (104)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $(101,412)     (3,990)  $ (67,786)     (2,644)  $  (1,070)        (43)  $  (1,680)        (82)
==================================================================================================================================

                                                                    PERIOD ENDED DECEMBER 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $  18,540         655   $   1,459          52   $      65           2   $      --          --
 Shares issued in reinvestment of
   distributions                           851          30          --          --          --          --           6          --^
 Shares redeemed                       (34,351)     (1,206)    (19,497)       (702)       (277)        (10)        (70)         (2)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ (14,960)       (521)  $ (18,038)       (650)  $    (212)         (8)  $     (64)         (2)
==================================================================================================================================

                                                                      YEAR ENDED OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
 Shares sold                         $ 140,634       4,432   $   9,491         300   $   1,356          43   $   3,137         104
 Shares issued in reinvestment of
   distributions                       151,266       4,720      52,423       1,664       1,261          41         496          15
 Shares redeemed                      (192,820)     (6,018)   (160,398)     (5,169)     (1,455)        (49)     (5,292)       (148)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  99,080       3,134   $ (98,484)     (3,205)  $   1,162          35   $  (1,659)        (29)
==================================================================================================================================

^ Amount rounds to less than one thousand.
* The Fund changed its fiscal year end from October 31 to December 31.

MID CAP GROWTH FUND

                                            CLASS A                 CLASS B                 COMMON
                                     ---------------------   ---------------------   ----------------------
                                       AMOUNT     SHARES       AMOUNT      SHARES      AMOUNT     SHARES
-----------------------------------------------------------------------------------------------------------
 Shares sold                         $     583         131   $      79          20   $       --          --
 Shares redeemed                       (21,296)     (5,120)     (1,222)       (300)          --          --
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ (20,713)     (4,989)  $  (1,143)       (280)  $       --          --
===========================================================================================================

                                                        PERIOD ENDED DECEMBER 31, 2001*
-----------------------------------------------------------------------------------------------------------
 Shares sold                         $     186          39   $       8           2   $       --          --
 Shares redeemed                        (9,720)     (2,045)     (1,238)       (264)          --          --
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $  (9,534)     (2,006)  $  (1,230)       (262)  $       --          --
===========================================================================================================

                                                        YEAR ENDED SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
 Shares sold                         $     708         102   $      47           6   $    9,860       1,283
 Shares issued in connection with
   Fund Reorganization (Note 2)        128,852      24,175          --          --           --          --
 Shares issued in reinvestment of
   distributions                           335          46         257          35        4,199         572
 Shares redeemed                       (27,213)     (5,032)     (4,807)       (710)     (77,682)    (10,167)
 Shares redeemed in connection with
   Fund Reorganization                      --          --          --          --     (128,852)    (24,175)
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
   shares outstanding                $ 102,682      19,291   $  (4,503)       (669)  $ (192,475)    (32,487)
===========================================================================================================

* The Fund changed its fiscal year end from September 30 to December 31.

MID CAP VALUE FUND

                                      CLASS A               CLASS B           CLASS C         INSTITUTIONAL           SELECT
                                 -----------------   -----------------   ----------------   -----------------   -----------------
                                  AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                     $ 26,683    1,848   $ 14,094      967   $ 6,343      439   $ 64,698    4,507   $ 16,044    1,092
 Shares issued in reinvestment
  of distributions                     39        3          9        1         2       --^       234       16         48        3
 Shares redeemed                   (5,570)    (389)    (2,597)    (188)     (502)     (37)   (11,126)    (769)    (2,129)    (149)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding        $ 21,152    1,462   $ 11,506      780   $ 5,843      402   $ 53,806    3,754   $ 13,963      946
=================================================================================================================================

                                                                      PERIOD ENDED DECEMBER 31, 2001**
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                     $  3,082      219   $  1,616      115   $ 1,446      105   $     58        4   $     11        1
 Shares issued in reinvestment
  of distributions                    219       16        146       10        69        5        223       16          1       --^
 Shares redeemed                     (342)     (25)       (88)      (6)      (28)      (2)      (916)     (67)        --       --
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding        $  2,959      210   $  1,674      119   $ 1,487      108   $   (635)     (47)  $     12        1
=================================================================================================================================

                                                                       YEAR ENDED SEPTEMBER 30, 2001*
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                     $  2,389      165   $  1,791      123   $ 1,817      127   $  1,355      98    $     --       --
 Shares issued in reinvestment
  of distributions                     --       --         --       --        --       --        355      27          --       --
 Shares redeemed                     (282)     (20)      (234)     (18)     (201)     (15)    (2,116)   (157)         --       --
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in
  Fund shares outstanding        $  2,107      145   $  1,557      105   $ 1,616      112   $   (406)    (32)   $     --       --
=================================================================================================================================

** The Fund changed its fiscal year end from September 30 to December 31. For Select Shares, from commencement of offering on October 31, 2001.
* For Class A, Class B and Class C Shares, from commencement of offering on April 30, 2001.
^   Amount rounds to less than one thousand.

SMALL CAP EQUITY FUND


                                                                CLASS A                 CLASS B                 SELECT
                                                           ------------------    -------------------    -------------------
                                                            AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                             PERIOD ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
 Shares sold                                               $ 56,894     2,807    $   2,257       122    $ 179,771     8,666
 Shares issued in reinvestment of distributions                 424        23          200        12        3,005       158
 Shares redeemed                                            (36,553)   (1,790)     (14,892)     (815)    (108,285)   (5,380)
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding        $ 20,765     1,040    $ (12,435)     (681)   $  74,491     3,444
===========================================================================================================================

                                                                             PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------
 Shares sold                                               $ 14,748       718    $     876        45    $  31,992     1,452
 In-kind transfer                                                --        --           --        --       89,947     4,043
 Shares redeemed                                            (16,971)     (819)      (1,792)      (88)     (17,063)     (789)
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding        $ (2,223)     (101)   $    (916)      (43)   $ 104,876     4,706
===========================================================================================================================

                                                                             YEAR ENDED OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
 Shares sold                                               $ 80,657     3,761    $     864        42    $  51,124     2,329
 Shares issued in connection with Fund Reorganization
  (Note 2)                                                    6,431       296           --        --       95,144     4,254
 Shares issued in reinvestment of distributions              10,609       502        7,346       366       52,277     2,408
 Shares redeemed                                            (97,015)   (4,483)      (9,292)     (455)     (67,499)   (3,173)
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding        $    682        76    $  (1,082)      (47)   $ 131,046     5,818
===========================================================================================================================

*   The Fund changed its fiscal year end from October 31 to December 31.

SMALL CAP GROWTH FUND

                                             CLASS A           CLASS B           CLASS C        INSTITUTIONAL         SELECT
                                       -----------------   ---------------   ---------------   ---------------   ---------------
                                        AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES
--------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                           $    328       41   $  137       22   $   27        4   $   16        2   $  133       15
 Shares redeemed                           (138)     (22)     (34)      (6)      (5)      (1)     (21)      (3)      (2)      --^
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                   $    190       19   $  103       16   $   22        3   $   (5)      (1)  $  131       15
================================================================================================================================

                                                                    PERIOD ENDED DECEMBER 31, 2001**
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                           $  1,721      196   $   51        6   $    8        1   $   --       --   $   10        1
 Shares redeemed                         (1,598)    (184)      --       --       --       --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                   $    123       12   $   51        6   $    8        1   $   --       --   $   10        1
================================================================================================================================

                                                                    YEAR ENDED SEPTEMBER 30, 2001*
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                           $    217       23   $   77        8   $   15        2   $  175       14
 Shares issued in reinvestment of
  distributions                              --       --       --       --       --       --      564       55
 Shares redeemed                            (36)      (4)      --       --       --       --   (1,210)    (108)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                   $    181       19   $   77        8   $   15        2   $ (471)     (39)
================================================================================================================================

** The Fund changed its fiscal year end from September 30 to December 31. For Select Shares, from commencement of offering on October 31, 2001.
* For Class A, Class B and Class C Shares, from commencement of offering on April 30, 2001.
^   Amount rounds to less than one thousand.

SMARTINDEX(TM) FUND

                                                                  INSTITUTIONAL
                                                            --------------------------
                                                              AMOUNT            SHARES
--------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31, 2002
 Shares sold                                                $   87,396           7,262
 Shares issued in reinvestment of distributions                  4,360             392
 Shares redeemed                                              (224,446)        (19,386)
--------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding         $ (132,690)        (11,732)
======================================================================================

                                                          PERIOD ENDED DECEMBER 31, 2001*
--------------------------------------------------------------------------------------
 Shares sold                                                $   73,160           5,412
 Shares issued in reinvestment of distributions                  3,699             283
 Shares redeemed                                               (36,171)         (2,664)
--------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding         $   40,688           3,031
======================================================================================

                                                             YEAR ENDED MAY 31, 2001
--------------------------------------------------------------------------------------
 Shares sold                                                $  256,349          15,880
 Shares issued in reinvestment of distributions                  3,203             204
 Shares redeemed                                              (116,766)         (7,364)
--------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding         $  142,786           8,720
======================================================================================

*   The Fund changed its fiscal year end from May 31 to December 31.

U.S. EQUITY FUND

                                                   CLASS A                      CLASS B                          CLASS C
                                      ---------------------------    ---------------------------    -----------------------------
                                        AMOUNT          SHARES          AMOUNT         SHARES           AMOUNT          SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                          $    14,197           1,566    $        756             85    $          90              11
 Shares issued in reinvestment of
  distributions                                89              11               1             --               --              --
 Shares redeemed                          (27,001)         (2,943)         (3,790)          (432)            (452)            (55)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                  $   (12,715)         (1,366)   $     (3,033)          (347)   $        (362)            (44)
=================================================================================================================================

                                                                 PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                          $     3,018             314    $        229             23    $          40               4
 Shares issued in connection with
  Fund Reorganization (Note 2)             53,243           5,505          19,035          1,968            1,289             133
 Shares issued in reinvestment of
  distributions                               130              12              25              3                1              --^
 Shares redeemed                           (6,320)           (640)         (1,858)          (188)            (125)            (13)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                  $    50,071           5,191    $     17,431          1,806    $       1,205             124
=================================================================================================================================

                                                                     YEAR ENDED MAY 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold
 Shares issued in reinvestment of
  distributions
 Shares redeemed
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding
=================================================================================================================================

                                               INSTITUTIONAL                    SELECT
                                      ---------------------------    ---------------------------
                                        AMOUNT          SHARES          AMOUNT         SHARES
                                      ---------------------------    ---------------------------
                                                      YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------
 Shares sold                          $    25,783           2,997    $     32,907          3,767
 Shares issued in reinvestment of
  distributions                               539              66           1,535            188
 Shares redeemed                          (11,587)         (1,332)        (66,127)        (7,601)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                  $    14,735           1,731    $    (31,685)        (3,646)
================================================================================================

                                                    PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------
 Shares sold                          $    21,064           2,196    $     13,799          1,417
 Shares issued in connection with
  Fund Reorganization (Note 2)                 --              --         323,078         33,410
 Shares issued in reinvestment of
  distributions                               488              47           1,261            121
 Shares redeemed                          (75,417)         (7,148)        (16,218)        (1,673)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                  $   (53,865)         (4,905)   $    321,920         33,275
================================================================================================

                                                        YEAR ENDED MAY 31, 2001
------------------------------------------------------------------------------------------------
 Shares sold                          $    40,121           3,386
 Shares issued in reinvestment of
  distributions                            11,891           1,044
 Shares redeemed                         (120,736)         (9,739)
------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund
  shares outstanding                  $   (68,724)         (5,309)
================================================================================================

* The Fund changed its fiscal year end from May 31 to December 31. For Class A, Class B, Class C and Select Shares, from commencement of offering on September 10, 2001.
^   Amount rounds to less than one thousand.

U.S. SMALL COMPANY FUND

                                                                              INSTITUTIONAL                       SELECT
                                                                     ---------------------------    -----------------------------
                                                                        AMOUNT         SHARES           AMOUNT          SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                         $    175,305        14,949     $      95,072           8,028
 Shares issued in reinvestment of distributions                               641             64              469              47
 Shares redeemed                                                         (168,386)       (14,859)        (124,116)        (10,851)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                  $      7,560            154    $     (28,575)         (2,776)
=================================================================================================================================

                                                                                   PERIOD ENDED DECEMBER 31, 2001*
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                         $     80,673          6,678    $      55,780           4,917
 In-kind transfer                                                         (89,947)        (7,156)              --              --
 Shares issued in connection with Fund Reorganization (Note 2)                 --             --          253,687          21,741
 Shares issued in reinvestment of distributions                               616             50              392              33
 Shares redeemed                                                         (106,401)        (8,888)         (44,362)         (3,962)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                  $   (115,059)        (9,316)   $     265,497          22,729
=================================================================================================================================

                                                                                        YEAR ENDED MAY 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                         $    197,258         13,614
 Shares issued in reinvestment of distributions                            31,219          2,389
 Shares redeemed                                                         (127,499)        (8,974)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Fund shares outstanding                  $    100,978          7,029
=================================================================================================================================

* The Fund changed its fiscal year end from May 31 to December 31. For Select Shares, from commencement of offering on September 10, 2001.

U.S. SMALL COMPANY OPPORTUNITIES FUND

                                                                                SELECT
                                                                     ---------------------------
                                                                        AMOUNT         SHARES
------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 13, 2002
------------------------------------------------------------------------------------------------
  Shares sold                                                        $     97,467         10,913
  Shares redeemed                                                        (191,181)       (21,694)
------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund shares outstanding                 $    (93,714)       (10,781)
================================================================================================

                                                                   PERIOD ENDED DECEMBER 31, 2001*
------------------------------------------------------------------------------------------------
  Shares sold                                                        $    122,437         12,085
  Shares redeemed                                                        (212,453)       (21,366)
------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund shares outstanding                 $    (90,016)        (9,281)
================================================================================================

                                                                       YEAR ENDED MAY 31, 2001
------------------------------------------------------------------------------------------------
  Shares sold                                                        $    426,571         28,211
  Shares issued in reinvestment of distributions                           22,690          1,716
  Shares redeemed                                                        (508,748)       (35,331)
------------------------------------------------------------------------------------------------
  Net increase (decrease) in Fund shares outstanding                 $    (59,487)        (5,404)
================================================================================================

*   The Fund changed its fiscal year end from May 31 to December 31.

JPMORGAN FUNDS

Financial Highlights

                                                                                  BALANCED FUND
                                                   ----------------------------------------------------------------------------
                                                                                     CLASS A
                                                   ----------------------------------------------------------------------------
                                                                               YEAR ENDED                           10/16/98**
                                                   ------------------------------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01       12/31/00         12/31/99        12/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      27.44    $      30.23   $      38.46    $       34.51    $      31.87
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          0.39@           0.47@          0.76@            0.70@           0.10
     Net gains or losses on securities
     (both realized and unrealized)                       (4.13)          (2.29)         (1.96)            4.05            3.95
                                                   ------------    ------------       --------    -------------    ------------
     Total from investment operations                     (3.74)          (1.82)         (1.20)            4.75            4.05
                                                   ------------    ------------       --------    -------------    ------------
   Less distributions:
     Dividends from net investment income                  0.39            0.32           1.28             0.61            0.16
     Distributions from capital gains                        --            0.65           5.75             0.19            1.25
                                                   ------------    ------------       --------    -------------    ------------
     Total distributions                                   0.39            0.97           7.03             0.80            1.41
                                                   ------------    ------------       --------    -------------    ------------
Net asset value, end of period                     $      23.31    $      27.44   $      30.23    $       38.46    $      34.51
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                          (13.66%)         (5.92%)        (2.80%)          13.94%          12.78%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $         43    $         71   $          2    $           2    $          1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                          1.25%           1.25%          1.25%            1.25%           1.25%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                          1.39%           1.68%          1.99%            1.94%           1.84%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                 1.84%           1.57%          2.75%            3.34%!!       107.16%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without
      waivers, reimbursements and earnings credits         0.80%           1.36%          0.49%           (0.15%)       (104.07%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     171%            166%           134%              45%             58%
-------------------------------------------------------------------------------------------------------------------------------

                                                                            BALANCED FUND
                                                   ------------------------------------------------------------
                                                               CLASS B                         CLASS C
                                                   ----------------------------       -------------------------
                                                       YEAR          2/16/01**          YEAR        2/16/01**
                                                       ENDED          THROUGH           ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01         12/31/02      12/31/01
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      27.39    $      29.69       $  27.39    $       29.69
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          0.20@           0.24@          0.20@            0.24@
     Net gains or losses on securities
     (both realized and unrealized)                       (4.09)          (1.69)         (4.08)           (1.69)
                                                   ------------    ------------       --------    -------------
     Total from investment operations                     (3.89)          (1.45)         (3.88)           (1.45)
                                                   ------------    ------------       --------    -------------
   Less distributions:
     Dividends from net investment income                  0.23            0.20           0.23             0.20
     Distributions from capital gains                        --            0.65             --             0.65
                                                   ------------    ------------       --------    -------------
     Total distributions                                   0.23            0.85           0.23             0.85
                                                   ------------    ------------       --------    -------------
Net asset value, end of period                     $      23.27    $      27.39       $  23.28    $       27.39
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                          (14.23%)         (4.79%)(a)    (14.20%)          (4.80%)(a)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $         13    $         19       $      1    $           1
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
     Net expenses                                          1.93%           1.93%          1.93%            1.93%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                          0.71%           1.00%          0.72%            1.00%
---------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                 2.34%           2.07%          2.34%            2.07%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without
      waivers, reimbursements and earnings credits         0.30%           0.86%          0.31%            0.86%
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     171%            166%           171%             166%
---------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load. assets and fixed expenses, ratios may appear disproportionate.
(a) Not annualized.
  # Short periods have been annualized.
 !! Due to the size of net

                       See notes to financial statements.

                                                                                   BALANCED FUND
                                                   ----------------------------------------------------------------------------
                                                                                      SELECT
                                                   ----------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01         12/31/00       12/31/99        12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      27.55    $      30.27       $  38.50    $       34.54    $      29.26
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          0.45@           0.55@          0.86@            0.78@           0.73
     Net gains or losses on securities (both
      realized and unrealized)                            (4.13)          (2.25)         (1.96)            4.07            6.53
                                                   ------------    ------------       --------    -------------    ------------
     Total from investment operations                     (3.68)          (1.70)         (1.10)            4.85            7.26
                                                   ------------    ------------       --------    -------------    ------------
   Less distributions:
     Dividends from net investment income                  0.46            0.37           1.38             0.70            0.73
     Distributions from capital gains                        --            0.65           5.75             0.19            1.25
                                                   ------------    ------------       --------    -------------    ------------
     Total distributions                                   0.46            1.02           7.13             0.89            1.98
                                                   ------------    ------------       --------    -------------    ------------
Net asset value, end of period                     $      23.41    $      27.55       $  30.27    $       38.50    $      34.54
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (13.43%)         (5.51%)        (2.55%)          14.23%          25.15%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $         10    $         40       $     61    $         103    $         59
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                          1.00%           1.00%          1.00%            1.00%           1.00%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                          1.64%           1.94%          2.23%            2.19%           2.32%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                     1.31%           1.12%          1.06%            1.19%           1.28%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                  1.33%           1.82%          2.17%            2.00%           2.04%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     171%            166%           134%              45%             58%
-------------------------------------------------------------------------------------------------------------------------------

@   Calculated based upon average shares outstanding.

                       See notes to financial statements.

                                                                       CAPITAL GROWTH FUND
                                                                   ---------------------------
                                                                             CLASS A
                                                                   ---------------------------
                                                                       YEAR           11/1/01
                                                                       ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                     12/31/02         12/31/01^
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      40.10       $  35.37
----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.38)@        (0.03)
     Net gains or losses on securities (both realized and
      unrealized)                                                        (10.86)          4.76
                                                                   ------------       --------
     Total from investment operations                                    (11.24)          4.73
                                                                   ------------       --------
   Less distributions:
     Distributions from capital gains                                      0.26             --
                                                                   ------------       --------
Net asset value, end of period                                     $      28.60       $  40.10
----------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (28.04%)        13.37%(a)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $        330       $    495
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------
     Net expenses                                                          1.35%          1.35%
----------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (1.13%)        (0.40%)
----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.38%          1.35%
----------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (1.16%)        (0.40%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     93%             2%(a)
----------------------------------------------------------------------------------------------

                                                                                         CAPITAL GROWTH FUND
                                                                   ------------------------------------------------------------
                                                                                               CLASS A
                                                                   ------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                      10/31/01        10/31/00       10/31/99        10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      47.91       $  42.85    $       41.22    $      46.76
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.19)@        (0.14)@          (0.20)@         (0.12)
     Net gains or losses on securities (both realized and
      unrealized)                                                         (6.87)         10.11             5.75           (0.52)
                                                                   ------------       --------    -------------    ------------
     Total from investment operations                                     (7.06)          9.97             5.55           (0.64)
                                                                   ------------       --------    -------------    ------------
   Less distributions:
     Distributions from capital gains                                      5.48           4.91             3.92            4.90
                                                                   ------------       --------    -------------    ------------
Net asset value, end of period                                     $      35.37       $  47.91    $       42.85    $      41.22
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (15.86%)        25.81%           14.30%          (1.60%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $        426       $    523    $         577    $        728
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                          1.35%          1.35%            1.30%           1.27%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (0.47%)        (0.32%)          (0.48%)         (0.24%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.37%          1.35%            1.30%           1.27%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (0.49%)        (0.32%)          (0.48%)         (0.24%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     43%            66%              86%            104%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                       CAPITAL GROWTH FUND
                                                                   ---------------------------
                                                                            CLASS B
                                                                   ---------------------------
                                                                       YEAR           11/1/01
                                                                       ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                     12/31/02         12/31/01^
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      38.24       $  33.75
----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.65)@        (0.06)
     Net gains or losses on securities (both realized and
      unrealized)                                                        (10.20)          4.55
                                                                   ------------       --------
     Total from investment operations                                    (10.85)          4.49
                                                                   ------------       --------
   Less distributions:
     Distributions from capital gains                                      0.26             --
                                                                   ------------       --------
Net asset value, end of period                                     $      27.13       $  38.24
----------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (28.39%)       13.30%(a)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $         59       $    170
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------
     Net expenses                                                          1.85%          1.85%
----------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (1.64%)        (0.93%)
----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.89%          1.85%
----------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (1.68%)        (0.93%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     93%             2%(a)
----------------------------------------------------------------------------------------------

                                                                                         CAPITAL GROWTH FUND
                                                                   ------------------------------------------------------------
                                                                                               CLASS B
                                                                   ------------------------------------------------------------
                                                                                             YEAR ENDED
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                     10/31/01         10/31/00       10/31/99        10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      46.20       $  41.67    $       40.38    $      46.11
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.38)@        (0.35)@          (0.40)@         (0.29)
     Net gains or losses on securities (both realized and
      unrealized)                                                         (6.59)          9.79             5.61           (0.54)
                                                                   ------------       --------    -------------    ------------
     Total from investment operations                                     (6.97)          9.44             5.21           (0.83)
                                                                   ------------       --------    -------------    ------------
   Less distributions:
     Distributions from capital gains                                      5.48           4.91             3.92            4.90
                                                                   ------------       --------    -------------    ------------
Net asset value, end of period                                     $      33.75       $  46.20    $       41.67    $      40.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (16.30%)        25.21%           13.71%          (2.08%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $        164       $    318    $         338    $        405
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                          1.85%          1.85%            1.80%           1.77%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (0.97%)        (0.82%)          (0.98%)         (0.74%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.87%          1.85%            1.80%           1.77%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (0.99%)        (0.82%)          (0.98%)         (0.74%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     43%            66%              86%            104%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                       CAPITAL GROWTH FUND
                                                                   ---------------------------
                                                                             CLASS C
                                                                   ---------------------------
                                                                       YEAR           11/1/01
                                                                       ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                     12/31/02         12/31/01^
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      37.82       $  33.38
----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.53)@        (0.05)
     Net gains or losses on securities (both realized and
      unrealized)                                                        (10.20)          4.49
                                                                   ------------       --------
     Total from investment operations                                    (10.73)          4.44
                                                                   ------------       --------
   Less distributions:
     Distributions from capital gains                                      0.26             --
                                                                   ------------       --------
Net asset value, end of period                                     $      26.83       $  37.82
----------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (28.39%)        13.30%(a)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $          3       $      5
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------
     Net expenses                                                          1.85%          1.85%
----------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (1.63%)        (0.91%)
----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                                     1.88%          1.85%
----------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (1.66%)        (0.91%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     93%             2%(a)
----------------------------------------------------------------------------------------------

                                                                                        CAPITAL GROWTH FUND
                                                                   ------------------------------------------------------------
                                                                                               CLASS C
                                                                   ------------------------------------------------------------
                                                                                      YEAR ENDED                     1/2/98**
                                                                   --------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                                     10/31/01         10/31/00       10/31/99        10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      45.76       $  41.31    $       40.03    $      42.81
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.37)@        (0.35)@          (0.39)@         (0.09)
     Net gains or losses on securities (both realized and
      unrealized)                                                         (6.53)          9.71             5.59           (2.69)
                                                                   ------------       --------    -------------    ------------
     Total from investment operations                                     (6.90)          9.36             5.20           (2.78)
                                                                   ------------       --------    -------------    ------------
   Less distributions:
     Distributions from capital gains                                      5.48           4.91             3.92              --
                                                                   ------------       --------    -------------    ------------
Net asset value, end of period                                     $      33.38       $  45.76    $       41.31    $      40.03
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                          (16.30%)        25.25%           13.81%          (6.49%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $          4       $      5    $           6    $          4
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                          1.85%          1.85%            1.80%           1.73%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (0.97%)        (0.82%)          (0.97%)         (0.59%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                                     1.87%          1.85%            1.80%           1.73%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (0.99%)        (0.82%)          (0.97%)         (0.59%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     43%            66%              86%            104%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                       CAPITAL GROWTH FUND
                                                                   ---------------------------
                                                                             SELECT
                                                                   ---------------------------
                                                                       YEAR           11/1/01
                                                                       ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                                     12/31/02         12/31/01^
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      41.26       $  36.37
----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                         (0.24)@         0.01
     Net gains or losses on securities (both realized and
      unrealized)                                                        (11.19)          4.88
                                                                   ------------       --------
     Total from investment operations                                    (11.43)          4.89
                                                                   ------------       --------
   Less distributions:
     Distributions from capital gains                                      0.26             --
                                                                   ------------       --------
Net asset value, end of period                                     $      29.57       $  41.26
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (27.71%)       13.45%(a)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $          2       $      3
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------
     Net expenses                                                          0.93%          0.93%
----------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (0.71%)         0.01%
----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.26%          2.06%
----------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (1.04%)        (1.12%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     93%             2%(a)
----------------------------------------------------------------------------------------------

                                                                                          CAPITAL GROWTH FUND
                                                                   ------------------------------------------------------------
                                                                                                SELECT
                                                                   ------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                   ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                      10/31/01        10/31/00       10/31/99        10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      48.76       $  43.36    $       41.53    $      46.90
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                            --+          0.04@           (0.05)@          0.07
     Net gains or losses on securities (both realized and
      unrealized)                                                         (6.91)         10.27             5.80           (0.54)
                                                                   ------------       --------    -------------    ------------
     Total from investment operations                                     (6.91)         10.31             5.75           (0.47)
                                                                   ------------       --------    -------------    ------------
   Less distributions:
     Distributions from capital gains                                      5.48           4.91             3.92            4.90
                                                                   ------------       --------    -------------    ------------
Net asset value, end of period                                     $      36.37       $  48.76    $       43.36    $      41.53
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (15.20%)        26.34%           14.71%          (1.20%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                          $          3       $     15    $          18    $         52
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                          0.93%          0.94%            0.92%           0.91%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                         (0.01%)         0.09%           (0.11%)          0.11%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits         1.18%          1.06%            0.99%           0.91%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                                 (0.26%)        (0.03%)          (0.18%)          0.11%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                     43%            66%              86%            104%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
  + Amount rounds to less than one cent per share.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                 CORE EQUITY FUND
                                                     --------------------------------------------------------------------------
                                                                                       CLASS A
                                                     --------------------------------------------------------------------------
                                                                              YEAR ENDED                            9/10/98**
                                                     ----------------------------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                      12/31/02        12/31/01        12/31/00       12/31/99        12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   22.51     $      26.30       $  32.19    $       26.52    $      21.49
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        (0.01)@          (0.04)@        (0.05)           (0.05)@            --
     Net gains or losses on securities (both
      realized and unrealized)                           (5.93)           (3.75)         (3.96)            6.28            6.22
                                                     ---------     ------------       --------    -------------    ------------
     Total from investment operations                    (5.94)           (3.79)         (4.01)            6.23            6.22
                                                     ---------     ------------       --------    -------------    ------------
   Less distributions:
     Dividends from net investment income                   --               --             --             0.01            0.02
     Distributions from capital gains                       --               --           1.88             0.55            1.17
                                                     ---------     ------------       --------    -------------    ------------
     Total distributions                                    --               --           1.88             0.56            1.19
                                                     ---------     ------------       --------    -------------    ------------
Net asset value, end of period                       $   16.57     $      22.51       $  26.30    $       32.19    $      26.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         (26.39%)         (14.41%)       (12.19%)          23.59%          29.08%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $      13     $         25       $      9    $           6    $          1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                         1.25%            1.27%          1.24%            1.24%           1.23%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        (0.02%)          (0.19%)        (0.25%)          (0.13%)         (0.03%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements          1.79%            1.58%          1.80%            3.02%!!       140.46%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers
      and reimbursements                                 (0.56%)          (0.50%)        (0.81%)          (1.89%)       (139.26%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   132%              40%            37%              11%             32%
-------------------------------------------------------------------------------------------------------------------------------

                                                                         CORE EQUITY FUND
                                                     ----------------------------------------------------------
                                                               CLASS B                         CLASS C
                                                     ----------------------------------------------------------
                                                        YEAR         2/16/01**          YEAR        2/16/01**
                                                        ENDED         THROUGH           ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01         12/31/02      12/31/01
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   22.37     $      25.46       $  22.38    $       25.46
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        (0.16)@          (0.19)@        (0.17)@          (0.19)
     Net gains or losses on securities (both
      realized and unrealized)                           (5.87)           (2.90)         (5.86)           (2.89)
                                                     ---------     ------------       --------    -------------
     Total from investment operations                    (6.03)           (3.09)         (6.03)           (3.08)
                                                     ---------     ------------       --------    -------------
   Less distributions:
     Dividends from net investment income                   --               --             --               --
     Distributions from capital gains                       --               --             --               --
                                                     ---------     ------------       --------    -------------
     Total distributions                                    --               --             --               --
                                                     ---------     ------------       --------    -------------
Net asset value, end of period                       $   16.34     $      22.37       $  16.35    $       22.38
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         (26.96%)         (12.14%)(a)    (26.94%)         (12.10%)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $      11     $         20       $      3    $           7
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
     Net expenses                                         2.00%            2.01%          2.00%            2.01%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        (0.78%)          (0.94%)        (0.79%)          (0.94%)
---------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements          2.30%            2.07%          2.29%            2.08%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers
      and reimbursements                                 (1.08%)          (1.00%)        (1.08%)          (1.01%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   132%              40%           132%              40%
---------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                                                 CORE EQUITY FUND
                                                     --------------------------------------------------------------------------
                                                                                      SELECT
                                                     --------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     12/31/02         12/31/01        12/31/00       12/31/99        12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   22.67     $      26.41       $  32.24    $       26.52    $      21.25
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         0.05@            0.02@            --             0.04@           0.09
     Net gains or losses on securities (both
      realized and unrealized)                           (5.99)           (3.76)         (3.95)            6.27            6.44
                                                     ---------     ------------       --------    -------------    ------------
     Total from investment operations                    (5.94)           (3.74)         (3.95)            6.31            6.53
                                                     ---------     ------------       --------    -------------    ------------
   Less distributions:
     Dividends from net investment income                   --               --             --             0.04            0.09
     Distributions from capital gains                       --               --           1.88             0.55            1.17
                                                     ---------     ------------       --------    -------------    ------------
     Total distributions                                    --               --           1.88             0.59            1.26
                                                     ---------     ------------       --------    -------------    ------------
Net asset value, end of period                       $   16.73     $      22.67       $  26.41    $       32.24    $      26.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            (26.20%)         (14.16%)       (11.99%)          23.89%          30.95%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $      47     $         99       $    143    $         181    $         89
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                         1.00%            1.01%          1.00%            1.00%           1.00%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                         0.21%            0.09%         (0.01%)           0.13%           0.39%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements          1.10%            1.05%          1.05%            1.11%           1.18%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers
      and reimbursements                                  0.11%            0.05%         (0.06%)           0.02%           0.21%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   132%              40%            37%              11%             32%
-------------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001 the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                            DISCIPLINED EQUITY FUND
                                               --------------------------------------------------
                                                        CLASS A                   CLASS B
                                               ----------------------      ----------------------
                                                 YEAR       9/28/01**        YEAR       9/28/01**
                                                 ENDED       THROUGH         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:               12/31/02      12/31/01      12/31/02      12/31/01
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  14.17      $  12.85      $  14.18      $  12.85
-------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                    0.07@         0.01@         0.01@           --@
   Net gains or losses on securities (both
    realized and unrealized)                      (3.62)         1.39         (3.62)         1.40
                                               --------      --------      --------      --------
   Total from investment operations               (3.55)         1.40         (3.61)         1.40
                                               --------      --------      --------      --------
  Less distributions:
   Dividends from net investment income            0.08          0.08          0.04          0.07
   Distributions from capital gains                  --            --            --            --
                                               --------      --------      --------      --------
   Total distributions                             0.08          0.08          0.04          0.07
                                               --------      --------      --------      --------
Net asset value, end of period                 $  10.54      $  14.17      $  10.53      $  14.18
-------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (25.07%)       10.93%(a)    (25.45%)       10.86%(a)
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)        $      2      $      2      $     --+     $     --+
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
   Net expenses                                    0.95%         0.95%         1.45%         1.45%
-------------------------------------------------------------------------------------------------
   Net investment income (loss)                    0.60%         0.42%         0.14%        (0.12%)
-------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements      2.23%        11.02%!!       2.67%        11.52%!!
-------------------------------------------------------------------------------------------------
   Net investment income (loss) without
    waivers and reimbursements                    (0.68%)       (9.65%)!!     (1.08%)      (10.19%)!!
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                             74%           33%           74%           33%
-------------------------------------------------------------------------------------------------

                                                                              INSTITUTIONAL
                                               ------------------------------------------------------------------------------
                                                 YEAR         6/1/01                            YEAR ENDED
                                                 ENDED        THROUGH      --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:               12/31/02      12/31/01^     5/31/01       5/31/00       5/31/99       5/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  14.19      $  15.65      $  17.54      $  17.57      $  14.96      $  11.47
-----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                    0.13@         0.07@         0.14          0.17          0.17         0.12
   Net gains or losses on securities (both
    realized and unrealized)                      (3.63)        (1.44)        (1.89)         0.81          3.18         3.62
                                               --------      --------      --------      --------      --------      --------
   Total from investment operations               (3.50)        (1.37)        (1.75)         0.98          3.35         3.74
                                               --------      --------      --------      --------      --------      --------
  Less distributions:
   Dividends from net investment income            0.14          0.09          0.14          0.18          0.15         0.12
   Distributions from capital gains                  --            --            --          0.83          0.59         0.13
                                               --------      --------      --------      --------      --------      --------
   Total distributions                             0.14         0.09           0.14          1.01          0.74         0.25
                                               --------      --------      --------      --------      --------      --------
Net asset value, end of period                 $  10.55      $  14.19      $  15.65      $  17.54      $  17.57      $  14.96
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (24.76%)       (8.73%)(a)    (9.99%)        5.54%        23.07%        32.98%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)        $    924      $  1,162      $  1,210      $  1,476      $  1,008      $    296
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                    0.45%         0.45%         0.45%         0.45%         0.45%         0.45%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                    1.09%         0.86%         0.85%         1.04%         1.14%         1.27%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements      0.65%         0.60%         0.55%         0.55%         0.60%         0.72%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
    waivers and reimbursements                     0.89%         0.71%         0.75%         0.94%         0.99%         1.00%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                             74%           33%(a)        72%           56%           51%           61%
-----------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  + Amount rounds to less than one million.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

                       See notes to financial statements.


                                                                           DISCIPLINED EQUITY FUND
                                               ------------------------------------------------------------------------------
                                                                                   SELECT+
                                               ------------------------------------------------------------------------------
                                                 YEAR         6/1/01                    YEAR ENDED                  12/31/97**
                                                 ENDED        THROUGH      ------------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:               12/31/02      12/31/01^     5/31/01       5/31/00       5/31/99       5/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  14.19      $  15.70      $  17.85      $  17.42      $  14.30      $  12.41
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                  0.10@         0.05@         0.09          0.12          0.11          0.03
     Net gains or losses on securities (both
      realized and unrealized)                    (3.64)        (1.44)        (1.94)         0.78          3.14          1.88
                                               --------      --------      --------      --------      --------      --------
     Total from investment operations             (3.54)        (1.39)        (1.85)         0.90          3.25          1.91
                                               --------      --------      --------      --------      --------      --------
   Less distributions:
     Dividends from net investment income          0.10          0.12          0.11          0.12          0.09          0.02
     Distributions from capital gains                --            --          0.19          0.35          0.04            --
                                               --------      --------      --------      --------      --------      --------
     Total distributions                           0.10          0.12          0.30          0.47          0.13          0.02
                                               --------      --------      --------      --------      --------      --------
Net asset value, end of period                 $  10.55      $  14.19      $  15.70      $  17.85      $  17.42      $  14.30
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (24.98%)       (8.88%)(a)   (10.43%)        5.19%        22.86%        15.33%(a)
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)      $     65      $    132      $    128      $    160      $    121      $     18
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                  0.73%         0.72%         0.77%         0.75%         0.75%         0.75%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                  0.77%         0.56%         0.53%         0.76%         0.89%         1.00%
-----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and
      reimbursements                               0.84%         0.77%         0.77%         0.78%         0.86%         3.28%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without
      waivers and reimbursements                   0.66%         0.51%         0.53%         0.73%         0.78%        (1.53%)
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                             74%           33%(a)        72%           56%           51%           61%
-----------------------------------------------------------------------------------------------------------------------------

                                                 DISCIPLINED EQUITY
                                                    VALUE FUND
                                               ----------------------
                                                   INSTITUTIONAL
                                               ----------------------
                                                 YEAR        9/28/01*
                                                 ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:               12/31/02      12/31/01
---------------------------------------------------------------------
Net asset value, beginning of period           $  16.12      $  15.00
---------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                  0.23          0.06@
     Net gains or losses on securities (both
      realized and unrealized)                    (3.05)         1.08
                                               --------      --------
     Total from investment operations             (2.82)         1.14
                                               --------      --------
   Less distributions:
     Dividends from net investment income          0.27          0.02
     Distributions from capital gains              0.04            --
                                               --------      --------
     Total distributions                           0.31          0.02
                                               --------      --------
Net asset value, end of period                 $  12.99      $  16.12
---------------------------------------------------------------------
TOTAL RETURN                                     (17.61%)        7.61%(a)
=====================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------
     Net assets, end of period (millions)      $     37      $     27
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------
     Net expenses                                  0.45%         0.44%
---------------------------------------------------------------------
     Net investment income (loss)                  1.77%         1.50%
---------------------------------------------------------------------
     Expenses without waivers and
      reimbursements                               1.27%         0.99%
---------------------------------------------------------------------
     Net investment income (loss) without
      waivers and reimbursements                   0.95%         0.95%
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                             65%           22%(a)
---------------------------------------------------------------------

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorginization as described in
    Note 2. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

                       See notes to financial statements.

                                                                              DIVERSIFIED FUND
                                                                           ----------------------
                                                                               INSTITUTIONAL
                                                                           ----------------------
                                                                             YEAR         7/1/01
                                                                            ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/02      12/31/01^
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  12.65      $  13.20
-------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                              0.25@         0.14@
     Net gains or losses on securities (both realized and unrealized)         (1.89)        (0.50)
                                                                           --------      --------
     Total from investment operations                                         (1.64)        (0.36)
                                                                           --------      --------
   Less distributions:
     Dividends from net investment income                                      0.25          0.19
     Distributions from capital gains                                            --            --
                                                                           --------      --------
     Total distributions                                                       0.25          0.19
                                                                           --------      --------
Net asset value, end of period                                             $  10.76      $  12.65
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (13.00%)       (2.71%)(a)
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                    $    255      $    505
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
   Net expenses                                                                0.65%         0.65%
-------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                1.98%         2.21%
-------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.91%         0.87%
-------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
    earnings credits1.                                                           72%         1.99%
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                        232%          107%(a)
-------------------------------------------------------------------------------------------------

                                                                                            DIVERSIFIED FUND
                                                                           --------------------------------------------------
                                                                                              INSTITUTIONAL
                                                                           --------------------------------------------------
                                                                                                YEAR ENDED
                                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                            6/30/01      6/30/00       6/30/99       6/30/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  14.93      $  14.69      $  14.18      $  13.39
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                              0.39          0.38          0.38          0.39
     Net gains or losses on securities (both realized and unrealized)         (1.38)         0.61          1.44          1.89
                                                                           --------      --------      --------      --------
     Total from investment operations                                         (0.99)         0.99          1.82          2.28
                                                                           --------      --------      --------      --------
   Less distributions:
     Dividends from net investment income                                      0.38          0.27          0.39          0.59
     Distributions from capital gains                                          0.36          0.48          0.92          0.90
                                                                           --------      --------      --------      --------
     Total distributions                                                       0.74          0.75          1.31          1.49
                                                                           --------      --------      --------      --------
Net asset value, end of period                                             $  13.20      $  14.93      $  14.69      $  14.18
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (6.69%)        6.88%        13.77%        18.42%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                    $    582      $    622      $    609      $    332
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.65%         0.65%         0.65%         0.65%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                2.75%         2.48%         2.55%         3.12%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.83%         0.80%         0.84%         0.88%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
    earnings credits1.                                                         2.57%         2.33%         2.36%         2.89%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                        185%          217%          144%           82%
-----------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from June 30 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, DF invested all of its investable assets in The
    Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                       See notes to financial statements.

                                                                              DIVERSIFIED FUND
                                                                           ----------------------
                                                                                  SELECT+
                                                                           ----------------------
                                                                             YEAR        7/1/01
                                                                             ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/02      12/31/01^
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  12.65      $  13.36
-------------------------------------------------------------------------------------------------
     Income from investment operations:
     Net investment income (loss)                                              0.20@         0.13@
     Net gains or losses on securities (both realized and unrealized)         (1.87)        (0.52)
                                                                           --------      --------
     Total from investment operations                                         (1.67)        (0.39)
                                                                           --------      --------
Less distributions:
     Dividends from net investment income                                      0.22          0.32
     Distributions from capital gains                                            --            --
                                                                           --------      --------
     Total distributions                                                       0.22          0.32
                                                                           --------      --------
Net asset value, end of period                                             $  10.76      $  12.65
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (13.22%)       (2.90%)(a)
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                  $    270      $    343
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
     Net expenses                                                              0.91%         0.93%
-------------------------------------------------------------------------------------------------
     Net investment income (loss)                                              1.72%         1.96%
-------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             1.08%         1.03%
-------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
      earnings credits                                                         1.55%         1.86%
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                        232%          107%(a)
-------------------------------------------------------------------------------------------------

                                                                                           DIVERSIFIED FUND
                                                                           --------------------------------------------------
                                                                                               SELECT+
                                                                           --------------------------------------------------
                                                                                              YEAR ENDED
                                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                           6/30/01       6/30/00       6/30/99       6/30/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  15.15      $  14.92      $  13.74      $  12.67
-----------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
     Net investment income (loss)                                              0.35          0.33          0.31          0.30
     Net gains or losses on securities (both realized and unrealized)         (1.41)         0.63          1.47          1.85
                                                                           --------      --------      --------      --------
     Total from investment operations                                         (1.06)         0.96          1.78          2.15
                                                                           --------      --------      --------      --------
Less distributions:
     Dividends from net investment income                                      0.35          0.24          0.33          0.48
     Distributions from capital gains                                          0.38          0.49          0.27          0.60
                                                                           --------      --------      --------      --------
     Total distributions                                                       0.73          0.73          0.60          1.08
                                                                           --------      --------      --------      --------
Net asset value, end of period                                             $  13.36      $  15.15      $  14.92      $  13.74
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (7.01%)        6.61%        13.35%        18.06%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                  $    360      $    359      $    266      $    227
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                              0.98%         0.96%         0.98%         0.98%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                              2.42%         2.19%         2.22%         2.81%
-----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             1.01%         0.98%         1.01%         1.07%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
      earnings credits                                                         2.39%         2.17%         2.19%         2.72%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                        185%          217%          144%           82%
-----------------------------------------------------------------------------------------------------------------------------

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in
    Note 2. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from June 30 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, DF invested all of its investable assets in The
    Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                       See notes to financial statements.

                                                                           DYNAMIC SMALL CAP FUND
                                                                           ----------------------
                                                                                  CLASS A
                                                                           ----------------------
                                                                            YEAR         11/1/01
                                                                            ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/02      12/31/01^
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  15.72      $  14.21
-------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                             (0.18)        (0.03)
     Net gains or losses on securities (both realized and unrealized)         (3.40)         1.54
                                                                           --------      --------
     Total from investment operations                                         (3.58)         1.51
                                                                           --------      --------
   Less distributions:
     Distributions from capital gains                                            --            --
                                                                           --------      --------
Net asset value, end of period                                             $  12.14      $  15.72
-------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              (22.77%)       10.63%(a)
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                  $     82      $    125
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
     Net expenses                                                              1.50%         1.50%
-------------------------------------------------------------------------------------------------
     Net investment income (loss)                                             (1.20%)       (1.21%)
-------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             1.82%         1.63%
-------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
      earnings credits                                                        (1.52%)       (1.34%)
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                          52%            8%(a)
-------------------------------------------------------------------------------------------------

                                                                                         DYNAMIC SMALL CAP FUND
                                                                           --------------------------------------------------
                                                                                                 CLASS A
                                                                           --------------------------------------------------
                                                                                                YEAR ENDED
                                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                           10/31/01      10/31/00      10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  24.54      $  15.98      $  12.79      $  13.85
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                             (0.24)        (0.22)@       (0.15)        (0.09)
     Net gains or losses on securities (both realized and unrealized)         (6.71)         8.78          3.34         (0.97)
                                                                           --------      --------      --------      --------
     Total from investment operations                                         (6.95)         8.56          3.19         (1.06)
                                                                           --------      --------      --------      --------
   Less distributions:
     Distributions from capital gains                                          3.38            --            --            --
                                                                           --------      --------      --------      --------
Net asset value, end of period                                             $  14.21      $  24.54      $  15.98      $  12.79
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              (30.60%)       53.57%        24.94%        (7.65%)
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                  $    120      $    154      $     78      $     62
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                              1.50%         1.50%         1.49%         1.50%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                             (1.13%)       (0.99%)       (0.95%)       (0.91%)
-----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits             1.64%         1.76%         1.89%         1.83%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
      earnings credits                                                        (1.27%)       (1.25%)       (1.35%)       (1.24%)
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                          57%           87%           92%           68%
-----------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                              DYNAMIC SMALL CAP FUND
                                                     -------------------------------------------------------------------------
                                                                                      CLASS B
                                                     -------------------------------------------------------------------------
                                                       YEAR        11/1/01                        YEAR ENDED
                                                       ENDED       THROUGH     -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^    10/31/01     10/31/00     10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  15.16     $  13.72     $  23.96     $  15.71     $  12.67     $  13.81
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       (0.27)       (0.04)       (0.23)       (0.40)@      (0.27)       (0.17)
     Net gains or losses on securities (both
       realized and unrealized)                         (3.26)        1.48        (6.63)        8.65         3.31        (0.97)
                                                     --------     --------     --------     --------     --------     --------
     Total from investment operations                   (3.53)        1.44        (6.86)        8.25         3.04        (1.14)
                                                     --------     --------     --------     --------     --------     --------
   Less distributions:
     Distributions from capital gains                      --           --         3.38           --           --           --
                                                     --------     --------     --------     --------     --------     --------
Net asset value, end of period                       $  11.63     $  15.16     $  13.72     $  23.96     $  15.71     $  12.67
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (23.28%)      10.50%(a)   (31.02%)      52.51%       23.99%       (8.25%)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $     48     $     72     $     67     $    110     $     66     $     57
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                        2.12%        2.12%        2.13%        2.20%        2.23%        2.24%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       (1.82%)      (1.83%)      (1.75%)      (1.69%)      (1.69%)      (1.65%)
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                  2.32%        2.12%        2.14%        2.26%        2.39%        2.33%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
        reimbursements and earnings credits             (2.02%)      (1.83%)      (1.76%)      (1.75%)      (1.85%)      (1.74%)
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    52%           8%(a)       57%          87%          92%          68%
------------------------------------------------------------------------------------------------------------------------------

  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
(1) Total return figures do not include the effect of any deferred sales load. # Short periods have been annualized.

                       See notes to financial statements.

                                                                              DYNAMIC SMALL CAP FUND
                                                       -------------------------------------------------------------------
                                                                                     CLASS C
                                                       -------------------------------------------------------------------
                                                          YEAR   11/1/01                  YEAR ENDED              1/7/98**
                                                          ENDED  THROUGH        ------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                       12/31/02    12/31/01^    10/31/01   10/31/00   10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  15.13    $  13.70     $  23.93   $  15.69   $  12.66    $  13.17
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                           (0.21)      (0.04)       (0.23)     (0.35)@    (0.26)      (0.08)
   Net gains or losses on securities
   (both realized and unrealized)                         (3.31)       1.47        (6.62)      8.59       3.29       (0.43)
                                                       --------    --------     --------   --------   --------    --------
   Total from investment operations                       (3.52)       1.43        (6.85)      8.24       3.03       (0.51)
                                                       --------    --------     --------   --------   --------    --------
  Less distributions:
   Distributions from capital gains                          --          --         3.38         --         --          --
                                                       --------    --------     --------   --------   --------    --------
Net asset value, end of period                         $  11.61    $  15.13     $  13.70   $  23.93   $  15.69    $  12.66
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         (23.26%)     10.44%(a)   (31.02%)    52.52%     23.93%      (3.87%)(a)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                $     10    $     11     $     10   $     14   $      6    $      5
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                            2.12%       2.12%        2.13%      2.20%      2.23%       2.24%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                            1.82%)     (1.83%)      (1.76%)    (1.69%)    (1.69%)     (1.55%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits                                    2.32%       2.12%        2.14%      2.26%      2.39%       2.29%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
   reimbursements and earnings credits                    (2.02%)     (1.83%)      (1.77%)    (1.75%)    (1.85%)     (1.60%)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    52%          8%(a)       57%        87%        92%         68
--------------------------------------------------------------------------------------------------------------------------

                                                                         DYNAMIC SMALL CAP FUND
                                                       -------------------------------------------------------------
                                                                                  SELECT
                                                       -------------------------------------------------------------
                                                          YEAR     11/1/01           YEAR ENDED             4/15/99**
                                                         ENDED      THROUGH     ---------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                       12/31/02    12/31/01^    10/31/01     10/31/00       10/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  15.89    $  14.37     $  24.65     $  15.98       $  14.11
--------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                           (0.08)      (0.02)       (0.21)       (0.13)@        (0.05)
   Net gains or losses on securities
   (both realized and unrealized)                         (3.49)       1.54        (6.69)        8.80           1.92
                                                       --------    --------     --------     --------       --------
   Total from investment operations                       (3.57)       1.52        (6.90)        8.67           1.87
                                                       --------    --------     --------     --------       --------
  Less distributions:
   Distributions from capital gains                          --          --         3.38           --             --
                                                       --------    --------     --------     --------       --------
Net asset value, end of period                         $  12.32    $  15.89     $  14.37     $  24.65       $  15.98
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         (22.47%)     10.58%(a)   (30.20%)      54.26%         13.25%(a)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                $     12    $      8     $     --+    $     --+      $     --+
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
   Net expenses                                            1.10%       1.10%        1.12%        1.10%          1.91%
   Net investment income (loss)                           (0.79%)     (0.82%)      (0.76%)      (0.59%)        (0.96%)
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits                                    1.22%      10.33%!!     12.21%!!     15.48%!!       34.70%!!
--------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
   reimbursements and earnings credits                    (0.91%)    (10.05%)!!   (11.86%)!!   (14.97%)!!     (33.75%)!!
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    52%          8%(a)       57%          87%            92%
--------------------------------------------------------------------------------------------------------------------

  ^  The Fund changed its fiscal year end from October 31 to December 31.
(a)  Not annualized.
 **  Commencement of offering of class of shares..
  +  Amounts round to less than one million.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(1)  Total return figures do not include the effect of any deferred sales load.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                EQUITY GROWTH FUND
                                                       --------------------------------------------------------------------
                                                                                      CLASS A
                                                       --------------------------------------------------------------------
                                                                                YEAR ENDED                         8/13/98**
                                                       -----------------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  31.87       $  43.12       $  67.85       $  52.30       $  45.57
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         (0.06)@        (0.18)@        (0.42)@        (0.29)@        (0.02)
     Net gains or losses on securities (both
      realized and unrealized)                            (8.94)         (8.03)        (16.14)         16.75           8.53
                                                       --------       --------       --------       --------       --------
     Total from investment operations                     (9.00)         (8.21)         16.56          16.46           8.51
                                                       --------       --------       --------       --------       --------
   Less distributions:
     Distributions from capital gains                        --           3.04           8.17           0.91           1.78
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $  22.87       $  31.87       $  43.12       $  67.85       $  52.30
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         (28.24%)       (19.06%)       (23.85%)        31.54%         18.80%(a)
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)              $     18       $     32       $     24       $     15       $      1
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------
     Net expenses                                          1.25%          1.24%          1.24%          1.24%          1.25%
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                         (0.20%)        (0.50%)        (0.65)         (0.48%)        (0.19%)
---------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements           2.26%          1.58%          1.64%          2.34%          5.88%!!
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers
      and reimbursements                                  (1.21%)        (0.84%)        (1.05%)        (1.58%)        (4.82%)!!
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    50%            98%            58%            15%            35%
---------------------------------------------------------------------------------------------------------------------------

                                                                         EQUITY GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                               CLASS B                          CLASS C
                                                       -----------------------          -----------------------
                                                         YEAR         2/16/01**           YEAR         2/16/01**
                                                         ENDED         THROUGH            ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01          12/31/02       12/31/01
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  31.68       $  41.84          $  31.64       $  41.84
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         (0.26)@        (0.36)@           (0.28)@        (0.37)@
     Net gains or losses on securities (both
      realized and unrealized)                            (8.84)         (6.76)            (8.80)         (6.79)
                                                       --------       --------          --------       --------
     Total from investment operations                     (9.10)         (7.12)            (9.08)         (7.16)
                                                       --------       --------          --------       --------
   Less distributions:
     Distributions from capital gains                        --           3.04                --           3.04
                                                       --------       --------          --------       --------
Net asset value, end of period                         $  22.58       $  31.68          $  22.56       $  31.64
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         (28.72%)       (17.07%)(a)       (28.70%)       (17.17%)(a)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)              $      9       $     15          $      1       $      2
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------
     Net expenses                                          1.98%          1.99%             1.98%          1.99%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                         (0.92%)        (1.24%)           (0.92%)        (1.25%)
---------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements           2.75%          2.10%             2.56%          2.10%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers
      and reimbursements                                  (1.69%)        (1.35%)           (1.50%)        (1.36%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    50%            98%               50%            98%
---------------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate. See notes to financial statements.
  ~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                                                                                            EQUITY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Select
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        12/31/02    12/31/01    12/31/00     12/31/99     12/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   32.21   $   43.44   $    68.09   $    52.36   $   38.36
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                           0.02@      (0.10)@      (0.26)@      (0.14)@      0.03
     Net gains or losses on securities (both realized and unrealized)      (9.05)      (8.09)      (16.22)       16.78       15.78
                                                                       ---------   ---------   ----------   ----------   ---------
     Total from investment operations                                      (9.03)      (8.19)      (16.48)       16.64       15.81
                                                                       ---------   ---------   ----------   ----------   ---------
Less distributions:
     Dividends from net investment income                                     --         --           --           --         0.03
                                                                       ---------   ---------   ----------   ----------   ---------
     Distributions from capital gains                                         --        3.04         8.17         0.91        1.78
                                                                       ---------   ---------   ----------   ----------   ---------
     Total distributions                                                      --        3.04         8.17         0.91        1.81
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   23.18   $   32.21   $    43.44   $    68.09   $   52.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (28.03%)    (18.86%)     (23.65%)      31.85%      41.38%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                              $      40   $      86   $      179   $      320   $     179
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                           1.00%       1.00%        1.00%        1.00%       1.00%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                           0.06%      (0.28%)      (0.40%)      (0.24%)      0.05%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                            1.15%       1.05%        1.02%        1.03%       1.09%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and reimbursements       (0.09%)     (0.33%)      (0.42%)      (0.27%)     (0.04%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                                     50%         98%          58%          15%         35%
----------------------------------------------------------------------------------------------------------------------------------

@ Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

                       See notes to financial statements.

                                                                       EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                          CLASS A
                                                   -------------------------------------------------------
                                                                    YEAR ENDED                   8/24/98**
                                                   -----------------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                   12/31/02   12/31/01    12/31/00   12/31/99   12/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  30.57   $  35.35    $  49.83   $  46.23   $  40.49
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                      0.25@      0.10@      0.17@       0.20@      0.06
     Net gains or losses on securities (both
      realized and unrealized)                        (6.71)     (4.62)      (2.66)      5.63       5.89
                                                   --------   --------    --------   --------   --------
     Total from investment operations                 (6.46)     (4.52)      (2.49)      5.83       5.95
                                                   --------   --------    --------   --------   --------
   Less distributions:
     Dividends from net investment income              0.29       0.09        0.18       0.23       0.07
     Distributions from capital gains                  0.57       0.17       11.81       2.00       0.14
                                                   --------   --------    --------   --------   --------
     Total distributions                               0.86       0.26       11.99       2.23       0.21
                                                   --------   --------    --------   --------   --------
Net asset value, end of period                     $  23.25   $  30.57    $  35.35   $  49.83   $  46.23
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                     (21.34%)   (12.76%)     (4.09%)    12.70%     14.70%(a)
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $     15   $     28    $      5   $      4   $      1
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------
     Net expenses                                      1.25%      1.25%       1.25%      1.24%      1.18%
--------------------------------------------------------------------------------------------------------
     Net investment income (loss)                      0.95%      0.30%       0.34%      0.42%      0.57%
--------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                             1.91%      1.55%       1.94%      3.33%!!   37.61%!!
--------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits               0.29%      0.00%      (0.35%)    (1.67%)   (35.86%)!!
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 167%         4%         15%        16%         3%
--------------------------------------------------------------------------------------------------------

                                                                 EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------
                                                         CLASS B                  CLASS C
                                                   --------------------    --------------------
                                                    YEAR      2/16/01**      YEAR     2/16/01**
                                                    ENDED     THROUGH        ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                   12/31/02   12/31/01      12/31/02   12/31/01
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  30.54   $  34.41      $  30.53   $  34.41
-----------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                      0.12@     (0.06)@        0.13@     (0.05)@
     Net gains or losses on securities (both
      realized and unrealized)                        (6.70)     (3.64)        (6.71)     (3.66)
                                                   --------   --------      --------   --------
     Total from investment operations                 (6.58)     (3.70)        (6.58)     (3.71)
                                                   --------   --------      --------   --------
   Less distributions:
     Dividends from net investment income              0.18         --          0.18         --
     Distributions from capital gains                  0.57       0.17          0.57       0.17
                                                   --------   --------      --------   --------
     Total distributions                               0.75       0.17          0.75       0.17
                                                   --------   --------      --------   --------
Net asset value, end of period                     $  23.21   $  30.54      $  23.20   $  30.53
-----------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                     (21.74%)   (10.74%)(a)   (21.74%)   (10.76%)(a)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $      8   $     14      $      3   $      4
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------
     Net expenses                                      1.75%      1.75%         1.75%      1.75%
-----------------------------------------------------------------------------------------------
     Net investment income (loss)                      0.45%     (0.20%)        0.48%     (0.20%)
-----------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                             2.42%      2.06%         2.41%      2.06%
-----------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits              (0.22%)    (0.51%)       (0.18%)    (0.51%)
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 167%         4%          167%         4%
-----------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                            EQUITY INCOME FUND
                                                                        -------------------------------------------------------
                                                                                                  SELECT
                                                                        -------------------------------------------------------
                                                                                                YEAR ENDED
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                         12/31/02    12/31/01   12/31/00   12/31/99    12/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $    30.57   $  35.33   $  49.80   $   46.14  $   36.97
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                             0.35@      0.22@      0.29@       0.32@      0.33
     Net gains or losses on securities (both realized and unrealized)        (6.72)     (4.62)     (2.66)       5.65       9.32
                                                                        ----------   --------   --------  ----------  ---------
     Total from investment operations                                        (6.37)     (4.40)     (2.37)       5.97       9.65
                                                                        ----------   --------   --------  ----------  ---------
   Less distributions:
     Dividends from net investment income                                     0.37       0.19       0.29        0.31       0.34
     Distributions from capital gains                                         0.57       0.17      11.81        2.00       0.14
                                                                        ----------   --------   --------  ----------  ---------
     Total distributions                                                      0.94       0.36      12.10        2.31       0.48
                                                                        ----------   --------   --------  ----------  ---------
Net asset value, end of period                                          $    23.26   $  30.57   $  35.33   $   49.80  $   46.14
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                (21.06%)   (12.43%)    (3.85%)     13.06%     26.20%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                               $       41   $     68   $     97   $     170  $     128
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             0.90%      0.92%      1.00%       1.00%      1.00%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                             1.30%      0.69%      0.59%       0.66%      0.82%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits            1.07%      0.98%      1.03%       1.09%      1.10%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
       earnings credits                                                       1.13%      0.63%      0.56%       0.57%      0.72%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                        167%         4%        15%         16%         3%
-------------------------------------------------------------------------------------------------------------------------------

@ Calculated based upon average shares outstanding.

                       See notes to financial statements.

                                                                                          GROWTH AND INCOME FUND
                                                                                       -------------------------
                                                                                                  CLASS A
                                                                                       -------------------------
                                                                                              YEAR      11/1/01
                                                                                              ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                            12/31/02   12/31/01^
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $  28.83   $   26.95
----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                               0.21@       0.03
     Net gains or losses on securities (both realized and unrealized)                          (5.31)       1.88
                                                                                            --------   ---------
     Total from investment operations                                                          (5.10)       1.91
                                                                                            --------   ---------
   Less distributions:
     Dividends from net investment income                                                       0.21        0.03
     Distributions from capital gains                                                           0.21          --
                                                                                            --------   ---------
     Total distributions                                                                        0.42        0.03
                                                                                            --------   ---------
Net asset value, end of period                                                              $  23.31   $   28.83
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                              (17.81%)      7.09%(a)
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                                   $    615   $     876
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               1.30%       1.30%
----------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                               0.81%       0.62%
----------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                              1.44%       1.30%
----------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and earnings credits          0.67%       0.62%
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                                                         70%          0%(a)
----------------------------------------------------------------------------------------------------------------

                                                                                                  GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                        ------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                                        10/31/01    10/31/00   10/31/99   10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $  40.71    $  43.65   $  43.24   $  46.21
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                           0.19        0.09@      0.18@      0.19@
     Net gains or losses on securities (both realized and unrealized)                      (8.04)       3.31       5.07       3.59
                                                                                        --------    --------   --------   --------
     Total from investment operations                                                      (7.85)       3.40       5.25       3.78
                                                                                        --------    --------   --------   --------
   Less distributions:
     Dividends from net investment income                                                   0.21        0.03       0.17       0.19
     Distributions from capital gains                                                       5.70        6.31       4.67       6.56
                                                                                        --------    --------   --------   --------
     Total distributions                                                                    5.91        6.34       4.84       6.75
                                                                                        --------    --------   --------   --------
Net asset value, end of period                                                          $  26.95    $  40.71   $  43.65   $  43.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                          (21.50%)      8.88%     12.82%      9.09%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                                               $    833    $  1,131   $  1,385   $  1,499
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                           1.30%       1.30%      1.26%      1.25%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                           0.59%       0.23%      0.41%      0.44%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                          1.32%       1.30%      1.26%      1.25%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and earnings credits      0.57%       0.23%      0.41%      0.44%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                                                     12%         30%       125%       113%
----------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                           GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------
                                                          YEAR      11/1/01                    YEAR ENDED
                                                          ENDED     THROUGH     ------------------------------------------
PER SHARE OPERATING PERFORMANCE:                        12/31/02   12/31/01^    10/31/01    10/31/00   10/31/99   10/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  28.32   $   26.48    $  40.09    $  43.25   $  42.92   $  45.96
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                           0.08@       0.01        0.02       (0.11)@    (0.04)@    (0.02)@
     Net gains or losses on securities (both realized
       and unrealized)                                     (5.21)       1.83       (7.89)       3.26       5.04       3.54
                                                        --------   ---------    --------    --------   --------   --------
     Total from investment operations                      (5.13)       1.84       (7.87)       3.15       5.00       3.52
                                                        --------   ---------    --------    --------   --------   --------
   Less distributions:
     Dividends from net investment income                   0.07          --        0.04          --         --         --
     Distributions from capital gains                       0.21          --        5.70        6.31       4.67       6.56
                                                        --------   ---------    --------    --------   --------   --------
     Total distributions                                    0.28          --        5.74        6.31       4.67       6.56
                                                        --------   ---------    --------    --------   --------   --------
Net asset value, end of period                          $  22.91   $   28.32    $  26.48    $  40.09   $  43.25   $  42.92
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                          (18.21%)      6.95%(a)  (21.90%)      8.32%     12.29%      8.52%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)               $     85   $     180    $    185    $    409   $    528   $    542
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------
     Net expenses                                           1.80%       1.80%       1.80%       1.80%      1.76%      1.75%
--------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           0.30%       0.12%       0.10%      (0.27%)    (0.09%)    (0.06%)
--------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                     1.95%       1.80%       1.82%       1.80%      1.76%      1.75%
--------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                  0.15%       0.12%       0.08%      (0.27%)    (0.09%)    (0.06%)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                     70%          0%(a)      12%         30%       125%       113%
--------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                    GROWTH AND INCOME FUND
                                                             ------------------------------------------------------------------
                                                                                           CLASS C
                                                             ------------------------------------------------------------------
                                                              YEAR       11/1/01               YEAR ENDED              1/2/98**
                                                              ENDED      THROUGH      -----------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                            12/31/02    12/31/01^     10/31/01   10/31/00  10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  27.47     $ 25.68       $ 39.10    $ 42.34   $ 42.13     $ 41.64
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                               0.08@       0.01          0.05      (0.11)@   (0.03)@     (0.02)@
     Net gains or losses on securities (both realized
       and unrealized)                                         (5.06)       1.78         (7.70)      3.18      4.94        0.68
                                                            --------     -------       -------    -------   -------     -------
     Total from investment operations                          (4.98)       1.79         (7.65)      3.07      4.91        0.66
                                                            --------     -------       -------    -------   -------     -------
   Less distributions:
     Dividends from net investment income                       0.09          --          0.07         --      0.03        0.09
     Distributions from capital gains                           0.21          --          5.70       6.31      4.67        0.08
                                                            --------     -------       -------    -------   -------     -------
     Total distributions                                        0.30          --          5.77       6.31      4.70        0.17
                                                            --------     -------       -------    -------   -------     -------
Net asset value, end of period                              $  22.19     $ 27.47       $ 25.68    $ 39.10   $ 42.34     $ 42.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                              (18.21%)      6.97%(a)    (21.89%)     8.31%    12.29%       1.55%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                   $      5     $     7       $     7    $     9   $    10     $     5
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                               1.80%       1.80%         1.80%      1.80%     1.76%       1.72%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                               0.31%       0.12%         0.09%     (0.27%)   (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                         1.94%       1.80%         1.82%      1.80%     1.76%       1.72%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                      0.17%       0.12%         0.07%     (0.27%)   (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                         70%          0%(a)        12%        30%      125%        113%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                                 GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          SELECT
-------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR       11/1/01                YEAR ENDED
                                                              ENDED      THROUGH      -----------------------------
PER SHARE OPERATING PERFORMANCE:                            12/31/02    12/31/01^     10/31/01   10/31/00  10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 29.64     $ 27.72      $  40.99    $ 43.89   $ 43.43     $ 46.35
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                               0.32@       0.05          0.14       0.26@     0.35@       0.43@
     Net gains or losses on securities (both realized
       and unrealized)                                         (5.46)       1.93         (7.53)      3.33      5.12        3.50
                                                             -------     -------      --------    -------   -------     -------
     Total from investment operations                          (5.14)       1.98         (7.39)      3.59      5.47        3.93
                                                             -------     -------      --------    -------   -------     -------
   Less distributions:
     Dividends from net investment income                       0.31        0.06          0.18       0.18      0.34        0.29
     Distributions from capital gains                           0.21          --          5.70       6.31      4.67        6.56
                                                             -------     -------      --------    -------   -------     -------
     Total distributions                                        0.52        0.06          5.88       6.49      5.01        6.85
                                                             -------     -------      --------    -------   -------     -------
Net asset value, end of period                               $ 23.98     $ 29.64      $  27.72    $ 40.99   $ 43.89     $ 43.43
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (17.47%)      7.13%(a)    (20.01%)     9.34%    13.30%       9.44%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                    $    --+    $     3      $      3    $     5   $    15     $    24
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                               0.90%       0.90%         0.89%      0.89%     0.85%       0.85%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                               1.16%       1.02%         0.93%      0.64%     0.80%       0.95%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                         1.56%       3.34%         2.07%      0.93%     0.85%       0.85%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                       0.50%      (1.42%)       (0.25%)     0.60%     0.80%       0.95%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                         70%          0%(a)        12%        30%      125%        113%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  + Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.

                       See notes to financial statements.

                                                                     MID CAP GROWTH FUND
                                                     --------------------------------------------------
                                                                           CLASS A
                                                     --------------------------------------------------
                                                       YEAR        10/1/01         YEAR       10/29/99*
                                                       ENDED       THROUGH         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       9/30/01      9/30/00
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   5.06     $   4.27       $  12.51     $  10.00
-------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       (0.05)@      (0.01)         (0.02)@      (0.09)
     Net gains or losses on securities (both
       realized and unrealized)                         (1.44)        0.80          (8.06)        2.60
                                                     --------     --------       --------     --------
     Total from investment operations                   (1.49)        0.79          (8.08)        2.51
                                                     --------     --------       --------     --------
   Less distributions:
     Distributions from capital gains                      --           --           0.16           --
                                                     --------     --------       --------     --------
Net asset value, end of period                       $   3.57     $   5.06       $   4.27     $  12.51
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (29.45%)      18.50%(a)     (65.10%)      25.12%(a)
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $     53     $    101       $     94     $     33
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------
     Net expenses                                        1.35%        1.35%          1.30%        1.16%
-------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       (1.15%)      (0.84%)        (0.54%)      (0.68%)
-------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                  1.62%        1.35%          1.30%        1.20%
-------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits              (1.42%)      (0.84%)        (0.54%)      (0.72%)
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    39%         135%(a)        159%         147%(a)
-------------------------------------------------------------------------------------------------------

                                                                     MID CAP GROWTH FUND
                                                     --------------------------------------------------
                                                                        CLASS B
                                                     --------------------------------------------------
                                                       YEAR        10/1/01         YEAR       10/29/99*
                                                      ENDED        THROUGH         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       9/30/01      9/30/00
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   4.99     $   4.22       $  12.43     $  10.00
-------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       (0.08)@      (0.02)         (0.07)@      (0.17)
     Net gains or losses on securities (both
       realized and unrealized)                         (1.42)        0.79          (7.98)        2.60
                                                     --------     --------       --------     --------
     Total from investment operations                   (1.50)        0.77          (8.05)        2.43
                                                     --------     --------       --------     --------
   Less distributions:
     Distributions from capital gains                      --           --           0.16           --
                                                     --------     --------       --------     --------
Net asset value, end of period                       $   3.49     $   4.99       $   4.22     $  12.43
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (30.06%)      18.25%(a)     (65.30%)      24.31%(a)
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $      3     $      5       $      6     $     25
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------
     Net expenses                                        2.05%        2.05%          2.00%        1.86%
-------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       (1.85%)      (1.53%)        (1.22%)      (1.38%)
-------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                  2.32%        2.05%          2.00%        1.91%
-------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits              (2.12%)      (1.53%)        (1.22%)      (1.43%)
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    39%         135%(a)        159%         147%(a)
-------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                                 MID CAP VALUE FUND
                                                    ---------------------------------------------------------------------------
                                                                  Class A                                  Class B
                                                    ----------------------------------       ----------------------------------
                                                      YEAR       10/1/01      4/30/01**        YEAR       10/1/01      4/30/01**
                                                      ENDED      THROUGH       THROUGH         ENDED      THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^      9/30/01       12/31/02    12/31/01^      9/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  14.10    $  13.43      $  14.24       $  14.06    $  13.40      $  14.24
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       0.07@       0.02@         0.04@         (0.04)@     (0.01)@          --@
     Net gains or losses on securities (both
       realized and unrealized)                         0.31        1.48         (0.85)          0.31        1.47         (0.84)
                                                    --------    --------      --------       --------    --------      --------
     Total from investment operations                   0.38        1.50         (0.81)          0.27        1.46         (0.84)
                                                    --------    --------      --------       --------    --------      --------
   Less distributions:
     Dividends from net investment income               0.03        0.08            --             --        0.05            --
     Distributions from capital gains                   0.01        0.75            --           0.01        0.75            --
                                                    --------    --------      --------       --------    --------      --------
     Total distributions                                0.04        0.83            --           0.01        0.80            --
                                                    --------    --------      --------       --------    --------      --------
Net asset value, end of period                      $  14.44    $  14.10      $  13.43       $  14.32    $  14.06      $  13.40
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                        2.68%      11.20%(a)     (5.69%)(a)      1.94%      10.94%(a)     (5.90%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $     26    $      5      $      2       $     14    $      3      $      1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       1.25%       1.25%         1.30%          2.00%       1.99%         2.03%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       0.50%       0.47%         0.71%         (0.27%)     (0.27%)        0.01%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
       and earnings credits                             1.70%       3.72%!!      15.30%!!        2.49%       4.47%!!      16.00%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits              0.05%      (2.00%)      (13.29%)!!      (0.76%)     (2.75%)      (13.96%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%         15%(a)        98%            51%         15%(a)        98%
-------------------------------------------------------------------------------------------------------------------------------

                                                               MID CAP VALUE FUND
                                                    ----------------------------------
                                                                 CLASS C
                                                    ----------------------------------
                                                      YEAR       10/1/01      4/30/01**
                                                      ENDED      THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^      9/30/01
--------------------------------------------------------------------------------------
Net asset value, beginning of period                $  14.09    $  13.41      $  14.24
--------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                      (0.04)@     (0.01)@          --@
     Net gains or losses on securities (both
       realized and unrealized)                         0.31        1.48          0.83)
                                                    --------    --------      --------
     Total from investment operations                   0.27        1.47         (0.83)
                                                    --------    --------      --------
   Less distributions:
     Dividends from net investment income                 --        0.04            --
     Distributions from capital gains                   0.01        0.75            --
                                                    --------    --------      --------
     Total distributions                                0.01        0.79            --
                                                    --------    --------      --------
Net asset value, end of period                      $  14.35    $  14.09      $  13.41
--------------------------------------------------------------------------------------
TOTAL RETURN (1)                                        1.94%      11.05%(a)     (5.83%)(a)
======================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $      9    $      3      $      2
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------
     Net expenses                                       2.00%       1.99%         2.04%
--------------------------------------------------------------------------------------
     Net investment income (loss)                      (0.28%)     (0.30%)        0.03%
--------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
       and earnings credits                             2.51%       4.48%!!      15.95%!!
--------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits               (0.79%)     (2.79%)      (13.88%)!!
PORTFOLIO TURNOVER RATE                                   51%         15%(a)        98%
--------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                  MID CAP VALUE FUND
                                                       -----------------------------------------------------------------------
                                                                                    INSTITUTIONAL
                                                       -----------------------------------------------------------------------
                                                         YEAR      10/1/01                   YEAR ENDED               11/13/97*
                                                         ENDED     THROUGH      --------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                       12/31/02    12/31/01^      9/30/01     9/30/00    9/30/99       9/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  14.14    $  13.47     $   13.06     $ 13.56   $  10.62     $   10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          0.15@       0.03@         0.15@        0.1       0.02          0.11
     Net gains or losses on securities (both
      realized and unrealized)                             0.30        1.48          1.28        2.59       3.20          0.54
                                                       --------    --------     ---------     -------   --------     ---------
     Total from investment operations                      0.45        1.51          1.43        2.70       3.22          0.65
                                                       --------    --------     ---------     -------   --------     ---------
   Less distributions:
     Dividends from net investment income                  0.06        0.09          0.15        0.09       0.10          0.03
     Distributions from capital gains                      0.01        0.75          0.87        3.11       0.18            --
                                                       --------    --------     ---------     -------   --------     ---------
     Total distributions                                   0.07        0.84          1.02        3.20       0.28          0.03
                                                       --------    --------     ---------     -------   --------     ---------
Net asset value, end of period                         $  14.52    $  14.14     $   13.47     $ 13.06   $  13.56     $   10.62
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               3.23%      11.30%(a)     11.19%      23.76      30.41%         6.50%(a)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)              $     59    $      4     $       4     $     5   $      4     $       3
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                          0.75%       0.75%         0.75%       0.97%      1.25%         1.25%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                          1.01%       0.94%         1.07%       0.84%      0.06%         0.73%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                     1.22%       3.30%!!       3.25%!!     4.24%!!    5.11%!!       7.72%!!
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                  0.54%      (1.61%)       (1.43%)     (2.43%)    (3.80%)!!     (5.74%)!
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      51%         15%(a)        98%         99%       109%           73%(a)
------------------------------------------------------------------------------------------------------------------------------

                                                            MID CAP VALUE FUND
                                                         -----------------------
                                                                 SELECT
                                                         -----------------------
                                                           YEAR        10/31/01**
                                                           ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                         12/31/02       12/31/01^
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $  14.14      $   13.48
--------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                            0.14@         0.01@
     Net gains or losses on securities (both
      realized and unrealized)                               0.27          1.49
                                                         --------      ---------
     Total from investment operations                        0.41          1.50
                                                         --------      ---------
   Less distributions:
     Dividends from net investment income                    0.06          0.09
     Distributions from capital gains                        0.01          0.75
                                                         --------      ---------
     Total distributions                                     0.07          0.84
                                                         --------      ---------
Net asset value, end of period                           $  14.48      $  14.14
--------------------------------------------------------------------------------
TOTAL RETURN                                                 2.90%        11.18%(a)
================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
     Net assets, end of period (millions)                $     14      $      --+
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------
     Net expenses                                            1.00%         0.99%
--------------------------------------------------------------------------------
     Net investment income (loss)                            0.96%         0.58%
--------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                       1.71%         3.68%!!
--------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                    0.25%        (2.11%)
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                        51%           15%(a)
--------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                   SMALL CAP EQUITY FUND
                                                      -------------------------------------------------------------------------
                                                                                          CLASS A
                                                      -------------------------------------------------------------------------
                                                        YEAR      11/1/01                           YEAR ENDED
                                                        ENDED     THROUGH        ----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                       2/31/02    12/31/01^      10/31/01    10/31/00     10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.53    $  19.64       $  27.89    $  22.77     $  20.40     $  23.57
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        (0.15)@     (0.03)@        (0.10)      (0.20)@      (0.13)@      (0.11)
     Net gains or losses on securities (both
      realized and unrealized)                           (3.57)       1.92          (4.26)       7.97         2.67        (2.42)
                                                      --------    --------       --------    --------     --------     --------
     Total from investment operations                    (3.72)       1.89          (4.36)       7.77         2.54        (2.53)
                                                      --------    --------       --------    --------     --------     --------
   Less distributions:
     Distributions from capital gains                     0.13          --           3.89        2.65         0.17         0.64
                                                      --------    --------       --------    --------     --------     --------
Net asset value, end of period                        $  17.68    $  21.53       $  19.64    $  27.89     $  22.77     $  20.40
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                        (17.30%)      9.62%(a)     (16.62%)     37.10%       12.49%      (10.93%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)             $     77    $     71       $     67    $     93     $     98     $    133
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                         1.38%       1.38%          1.39%       1.44%        1.40%        1.38%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        (0.74%)     (0.81%)        (0.80%)     (0.77%)      (0.59%)      (0.43%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                    1.40%       1.38%          1.40%       1.44%        1.40%        1.38%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                (0.76%)     (0.81%)        (0.81%)     (0.77%)      (0.59%)      (0.43%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     51%          6%(a)         47%         75%          92%          74%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                                    SMALL CAP EQUITY FUND
                                                      ----------------------------------------------------------------------------
                                                                                        CLASS B
                                                      ----------------------------------------------------------------------------
                                                         YEAR         11/1/01                          YEAR ENDED
                                                         ENDED        THROUGH        ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:                       12/31/02      12/31/01^       10/31/01     10/31/00    10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   20.26      $  18.50        $  26.73     $  22.06    $  19.91    $  23.19
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                         (0.29)@       (0.05)@         (0.09)       (0.37)@     (0.28)@     (0.31)
     Net gains or losses on securities (both
      realized and unrealized)                            (3.34)         1.81           (4.25)        7.69        2.60       (2.33)
                                                      ---------      --------        --------     --------    --------    --------
     Total from investment operations                     (3.63)         1.76           (4.34)        7.32        2.32       (2.64)
                                                      ---------      --------        --------     --------    --------    --------
   Less distributions:
     Distributions from capital gains                      0.13            --            3.89         2.65        0.17        0.64
                                                      ---------      --------        --------     --------    --------    --------
Net asset value, end of period                        $   16.50      $  20.26        $  18.50     $  26.73    $  22.06    $  19.91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                         (17.94%)        9.51%(a)      (17.37%)      36.17%      11.69%     (11.60%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)             $      23      $     42        $     39     $     57    $     57    $     80
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                          2.12%         2.12%           2.13%        2.17%       2.12%       2.10%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                         (1.50%)       (1.55%)         (1.54%)      (1.50%)     (1.31%)     (1.15%)
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                     2.16%         2.12%           2.14%        2.17%       2.12%       2.10%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                 (1.54%)       (1.55%)         (1.55%)      (1.50%)     (1.31%)     (1.15%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      51%            6%(a)          47%          75%         92%         74%
----------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                                   SMALL CAP EQUITY FUND
                                                     -----------------------------------------------------------------------------
                                                                                           SELECT
                                                     -----------------------------------------------------------------------------
                                                       YEAR         11/1/01                          YEAR ENDED
                                                       ENDED        THROUGH       ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      12/31/02      12/31/01^      10/31/01     10/31/00    10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   22.25     $   20.27      $   28.52     $  23.10    $  20.59     $   23.71
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        (0.04)@       (0.01)@        (0.10)       (0.05)@     (0.02)@       (0.02)
     Net gains or losses on securities (both
      realized and unrealized)                           (3.71)         1.99          (4.26)        8.12        2.70         (2.46)
                                                     ---------     ---------      ---------     --------    --------     ---------
     Total from investment operations                    (3.75)         1.98          (4.36)        8.07        2.68         (2.48)
                                                     ---------     ---------      ---------     --------    --------     ---------
   Less distributions:
     Distributions from capital gains                     0.13            --           3.89         2.65        0.17          0.64
                                                     ---------     ---------      ---------     --------    --------     ---------
Net asset value, end of period                       $   18.37     $   22.25      $   20.27     $  28.52    $  23.10     $   20.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            (16.87%)        9.77%(a)     (16.19%)      37.94%      13.06%       (10.64%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $     502     $     532      $     390     $    383    $    269     $     254
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                         0.85%         0.88%          0.88%        0.88%       0.88%         1.04%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        (0.22%)       (0.31%)        (0.30%)      (0.20%)     (0.07%)       (0.09%)
----------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                    1.09%         1.10%          1.12%        1.13%       1.13%         1.13%
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                (0.46%)       (0.53%)        (0.54%)      (0.45%)     (0.32%)       (0.18%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     51%            6%(a)         47%          75%         92%           74%
----------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                                 SMALL CAP GROWTH FUND
                                                    --------------------------------------------------------------------------
                                                                 CLASS A                                  CLASS B
                                                    ----------------------------------      ----------------------------------
                                                     YEAR         10/1/01     4/30/01**      YEAR         10/1/01     4/30/01**
                                                     ENDED        THROUGH      THROUGH       ENDED        THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^     9/30/01      12/31/02     12/31/01^     9/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   9.25     $   6.80     $   9.20      $   9.25     $   6.80     $   9.20
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                      (0.09)@      (0.01)       (0.05)@       (0.14)@      (0.02)       (0.08)@
     Net gains or losses on securities (both
      realized and unrealized)                         (3.66)        2.46        (2.35)        (3.64)        2.47        (2.32)
                                                    --------     --------     --------      --------     --------     --------
     Total from investment operations                  (3.75)        2.45        (2.40)        (3.78)        2.45        (2.40)
                                                    --------     --------     --------      --------     --------     --------
Net asset value, end of period                      $   5.50     $   9.25     $   6.80      $   5.47     $   9.25     $   6.80
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                      (40.54%)      36.03%(a)   (26.09%)(a)   (40.86%)      36.03%(a)   (26.09%)(a)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $      1     $     --+    $     --+     $     --+    $     --+    $     --+
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       1.60%        1.54%        1.60%         2.35%        2.35%        2.38%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                      (1.39%)      (1.27%)      (1.37%)       (2.14%)      (2.09%)     (2.11%)
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                 21.25%!!     12.17%!!     11.04%!!      21.81%!!     12.97%!!     12.16%!!
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits              (21.04%)!!   (11.90%)!!   (10.81%)!!    (21.60%)!!   (12.71%)!!   (11.89%)!!
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   76%          25%(a)       71%           76%          25%(a)       71%
------------------------------------------------------------------------------------------------------------------------------

                                                                    SMALL CAP GROWTH FUND
                                                        ---------------------------------------------
                                                                           CLASS C
                                                        ---------------------------------------------
                                                          YEAR            10/1/01            4/30/01**
                                                         ENDED            THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:                        12/31/02          12/31/01^           9/30/01
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   9.23         $    6.79           $   9.20
-----------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                          (0.14)@           (0.01)             (0.08)@
     Net gains or losses on securities (both
      realized and unrealized)                             (3.63)             2.45              (2.33)
                                                        --------         ---------           --------
     Total from investment operations                      (3.77)             2.44              (2.41)
                                                        --------         ---------           --------
Net asset value, end of period                          $   5.46         $    9.23           $   6.79
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                          (40.85%)           35.94%(a)         (26.20%)(a)
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)               $     --+        $      --+          $     --+
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------
     Net expenses                                           2.35%             2.35%              2.35%
-----------------------------------------------------------------------------------------------------
     Net investment income (loss)                          (2.14%)           (2.11%)             2.11%)
-----------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                     20.89%!!          12.97%!!           10.97%!!
-----------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits                 (20.68%)!!         (12.73%)!!         (10.73%)!!
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                       76%               25%(a)             71%
-----------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  + Amount rounds to less than one million.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                 SMALL CAP GROWTH FUND
                                                    ---------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
                                                    ---------------------------------------------------------------------------
                                                       YEAR        10/1/01                   YEAR ENDED                11/14/97*
                                                       ENDED       THROUGH      ----------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^      9/30/01      9/30/00      9/30/99      9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    9.32     $   6.83      $  15.12     $  13.45     $   9.47     $  10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       (0.04)@         --         (0.07)@      (0.08)        0.08         0.08
     Net gains or losses on securities (both
      realized and unrealized)                          (3.69)        2.49         (6.07)        4.34         4.28        (0.59)
                                                    ---------     --------      --------     --------     --------     --------
     Total from investment operations                   (3.73)        2.49         (6.14)        4.26         4.36        (0.51)
                                                    ---------     --------      --------     --------     --------     --------
   Less distributions:
     Dividends from net investment income                  --           --            --         0.04         0.09         0.02
     Distributions from capital gains                      --           --          2.15         2.55         0.29           --
                                                    ---------     --------      --------     --------     --------     --------
     Total distributions                                   --           --          2.15         2.59         0.38         0.02
                                                    ---------     --------      --------     --------     --------     --------
Net asset value, end of period                      $    5.59     $   9.32      $   6.83     $  15.12     $  13.45     $   9.47
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (40.02%)      36.46%(a)    (45.44%)      36.33%       46.61%       (5.15%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $       1     $      2      $      2     $      4     $      2     $      1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                        0.85%        0.85%         0.85%        1.05%        1.35%        1.35%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       (0.64%)      (0.62%)       (0.53%)      (0.61%)      (0.68%)      (0.30%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                   8.07%        6.66%!!       5.82%!!      5.47%!!     10.19%!!     13.84%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits                (7.86%)      (6.43%)!!     (5.50%)!!    (5.03%)!!    (9.52%)!!   (12.79%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    76%          25%(a)        71%          88%          71%          35%
-------------------------------------------------------------------------------------------------------------------------------

                                                                 SMALL CAP GROWTH FUND
                                                           --------------------------------
                                                                        SELECT
                                                           --------------------------------
                                                              YEAR                10/31/01**
                                                              ENDED                 THROUGH
PER SHARE OPERATING PERFORMANCE:                             12/31/02               12/31/01^
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     9.30             $    7.77
-------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                               (0.06)@               (0.01)
     Net gains or losses on securities (both
      realized and unrealized)                                  (3.68)                 1.54
                                                           ----------             ---------
     Total from investment operations                           (3.74)                 1.53
                                                           ----------             ---------
   Less distributions:
     Dividends from net investment income                          --                    --
     Distributions from capital gains                              --                    --
                                                           ----------             ---------
     Total distributions                                           --                    --
                                                           ----------             ---------
Net asset value, end of period                             $     5.56             $    9.30
-------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (40.22%)               19.69%(a)
===========================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
     Net assets, end of period (millions)                  $       --+            $      --+
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------
     Net expenses                                                1.10%                 1.10%
-------------------------------------------------------------------------------------------
     Net investment income (loss)                               (0.89%)               (0.88%)
-------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                          24.20%!!               9.40%!!
-------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
     reimbursements and earnings credits                       (23.99%)!!             (9.18%)!!
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            76%                   25%(a)
-------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                  SMARTINDEX(TM) FUND
                                                     --------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
                                                     --------------------------------------------------------------------------
                                                       YEAR           6/1/01                   YEAR ENDED              12/31/98*
                                                       ENDED          THROUGH           ------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01^           5/31/01         5/31/00        5/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  13.63        $  15.02           $  17.07        $  16.06       $  15.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        0.15            0.08               0.16            0.14           0.07
     Net gains or losses on securities (both
      realized and unrealized)                          (3.34)          (1.35)             (2.06)           1.02           1.02
                                                     --------        --------           --------        --------       --------
     Total from investment operations                   (3.19)          (1.27)             (1.90)           1.16           1.09
                                                     --------        --------           --------        --------       --------
   Less distributions:
     Dividends from net investment income                0.15            0.12               0.15            0.14           0.03
     Distributions from capital gains                      --              --                 --            0.01             --
                                                     --------        --------           --------        --------       --------
     Total distributions                                 0.15            0.12               0.15            0.15           0.03
                                                     --------        --------           --------        --------       --------
Net asset value, end of period                       $  10.29        $  13.63           $  15.02        $  17.07       $  16.06
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (23.47%)         (8.44%)(a)        (11.21%)          7.25%          7.27%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $    242        $    480           $    483        $    401       $      5
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                        0.35%           0.35%              0.35%           0.35%          0.35%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        1.18%           0.98%              1.00%           1.26%          1.13%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                   0.56%           0.52%              0.49%           0.58%          5.44%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                0.97%           0.81%              0.86%           1.03%         (3.96%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    56%             21%(a)             67%             45%            19%(a)
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
(a) Not annualized.
  # Short periods have been annualized.

                       See notes to financial statements.

                                                                                       U.S. EQUITY FUND
                                                     ---------------------------------------------------------------------------
                                                                       CLASS A+                                  CLASS B
                                                     ------------------------------------------          -----------------------
                                                      YEAR            6/1/01            9/15/00**          YEAR          9/10/01**
                                                      ENDED          THROUGH            THROUGH           ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02        12/31/01^          5/31/01          12/31/02       12/31/01^
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  10.45       $  11.16           $  12.86          $  10.43       $   9.67
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        0.03           0.02@              0.03             (0.04)         (0.01)@
     Net gains or losses on securities (both
      realized and unrealized)                          (2.84)         (0.69)             (1.72)            (2.81)          0.79
                                                     --------       --------           --------          --------       --------
     Total from investment operations                   (2.81)         (0.67)             (1.69)            (2.85)          0.78
                                                     --------       --------           --------          --------       --------
   Less distributions:
     Dividends from net investment income                0.03           0.02               0.01                --             --
     Distributions from capital gains                      --           0.02                 --                --           0.02
                                                     --------       --------           --------          --------       --------
     Total distributions                                 0.03           0.04               0.01                --           0.02
                                                     --------       --------           --------          --------       --------
Net asset value, end of period                       $   7.61       $  10.45           $  11.16          $   7.58       $  10.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (26.89%)        (5.96%)(a)        (13.10%)(a)       (27.31%)         8.07%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)            $     29       $     54           $      3          $     11       $     19
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                        1.05%          1.05%              1.05%             1.75%          1.75%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                        0.30%          0.30%              0.22%            (0.40%)        (0.40%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                   1.44%          1.44%              7.05%!!           1.93%          1.85%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits               (0.09%)        (0.09%)            (5.78%)!!         (0.58%)        (0.50%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  83%            48%(a)             81%               83%            48%(a)
--------------------------------------------------------------------------------------------------------------------------------

                                                                 U.S. EQUITY FUND
                                                            ------------------------
                                                                      CLASS C
                                                            ------------------------
                                                                YEAR        9/10/01**
                                                                ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                              12/31/02      12/31/01^
------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    10.44     $    9.67
------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                (0.05)        (0.01)@
     Net gains or losses on securities (both
      realized and unrealized)                                   (2.81)         0.80
                                                            ----------     ---------
     Total from investment operations                            (2.86)         0.79
                                                            ----------     ---------
   Less distributions:
     Dividends from net investment income                           --            --
     Distributions from capital gains                               --          0.02
                                                            ----------     ---------
     Total distributions                                            --          0.02
                                                            ----------     ---------
Net asset value, end of period                              $     7.58     $   10.44
------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                (27.37%)        8.18%(a)
====================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------
     Net assets, end of period (millions)                   $        1     $       1
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------
     Net expenses                                                 1.75%         1.75%
------------------------------------------------------------------------------------
     Net investment income (loss)                                (0.42%)       (0.39%)
------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                            1.93%         1.85%
------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits                        (0.60%)       (0.49%)
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                           83%           48%(a)
------------------------------------------------------------------------------------

  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in Note 2. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       See notes to financial statements.

                                                                                    U.S. EQUITY FUND
                                                   ---------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
                                                   ---------------------------------------------------------------------------
                                                     YEAR         6/1/01                            YEAR ENDED
                                                     ENDED        THROUGH        ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^        5/31/01      5/31/00     5/31/99     5/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   10.44     $  11.12        $  12.79     $  15.08    $  16.73    $  15.66
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       0.06         0.03@           0.08         0.11        0.16        0.15
     Net gains or losses on securities (both
      realized and unrealized)                         (2.82)       (0.66)          (0.96)        0.26        2.39        3.81
                                                   ---------     --------        --------     --------    --------    --------
     Total from investment operations                  (2.76)       (0.63)          (0.88)        0.37        2.55        3.96
                                                   ---------     --------        --------     --------    --------    --------
   Less distributions:
     Dividends from net investment income               0.07         0.03            0.08         0.11        0.17        0.18
     Distributions from capital gains                     --         0.02            0.71         2.55        4.03        2.71
                                                   ---------     --------        --------     --------    --------    --------
     Total distributions                                0.07         0.05            0.79         2.66        4.20        2.89
                                                   ---------     --------        --------     --------    --------    --------
Net asset value, end of period                     $    7.61     $  10.44        $  11.12     $  12.79    $  15.08    $  16.73
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (26.50%)      (5.63%)(a)      (6.99%)       2.45%      18.66%      28.53%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $      79     $     90        $    151     $    241    $    278    $    379
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       0.64%        0.65%           0.62%        0.60%       0.60%       0.60%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       0.74%        0.55%           0.57%        0.76%       0.89%       0.89%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                  0.77%        0.70%           0.64%        0.63%       0.63%       0.63%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits               0.61%        0.50%           0.55%        0.73%       0.86%       0.86%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 83%          48%(a)          81%          89%         84%        106%
------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                       See notes to financial statements.

                                                                                   U.S. EQUITY FUND
                                                    -----------------------------------------------------------------------------
                                                                                        SELECT+
                                                    -----------------------------------------------------------------------------
                                                      YEAR         6/1/01                         YEAR ENDED
                                                      ENDED       THROUGH        ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^        5/31/01      5/31/00      5/31/99      5/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  10.44     $  11.21        $  12.66     $   14.62    $   14.96    $   14.36
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       0.05         0.03@           0.05          0.09         0.10         0.10
     Net gains or losses on securities (both
      realized and unrealized)                         (2.83)       (0.68)          (0.94)         0.24         2.28         3.45
                                                    --------     --------        --------     ---------    ---------    ---------
     Total from investment operations                  (2.78)       (0.65)          (0.89)         0.33         2.38         3.55
                                                    --------     --------        --------     ---------    ---------    ---------
   Less distributions:
     Dividends from net investment income               0.05         0.04            0.05          0.09         0.11         0.13
     Distributions from capital gains                     --         0.08            0.51          2.20         2.61         2.82
                                                    --------     --------        --------     ---------    ---------    ---------
     Total distributions                                0.05         0.12            0.56          2.29         2.72         2.95
                                                    --------     --------        --------     ---------    ---------    ---------
Net asset value, end of period                      $   7.61     $  10.44        $  11.21     $   12.66    $   14.62    $   14.96
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (26.62%)      (5.76%)(a)      (7.10%)        2.20%       18.39%       28.35%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $    225     $    348        $    312     $     387    $     441    $     448
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       0.79%        0.79%           0.79%         0.78%        0.79%        0.78%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       0.57%        0.44%           0.41%         0.59%        0.70%        0.71%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                  0.92%        0.85%           0.79%         0.78%        0.79%        0.78%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits               0.44%        0.38%           0.41%         0.59%        0.70%        0.71%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 83%          48%(a)          81%           89%          84%         106%
---------------------------------------------------------------------------------------------------------------------------------

  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in Note 2. Prior periods have been restated to reflect the split.
  ^ The Fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                       See notes to financial statements.

                                                                           U.S. SMALL COMPANY FUND
                                                   ---------------------------------------------------------------------------
                                                                                INSTITUTIONAL
                                                   ---------------------------------------------------------------------------
                                                      YEAR         6/1/01                          YEAR ENDED
                                                     ENDED        THROUGH        ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^        5/31/01     5/31/00     5/31/99      5/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   12.57     $  13.34        $  15.11    $  11.98    $  15.30     $  14.09
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       0.05         0.05@           0.08        0.04        0.08         0.09
     Net gains or losses on securities (both
      realized and unrealized)                         (2.61)       (0.78)           0.03        3.10       (1.83)        3.04
                                                   ---------     --------        --------    --------    --------     --------
     Total from investment operations                  (2.56)       (0.73)           0.11        3.14       (1.75)        3.13
                                                   ---------     --------        --------    --------    --------     --------
   Less distributions:
     Dividends from net investment income               0.06         0.04            0.09        0.01        0.08         0.08
     Distributions from capital gains                     --           --            1.79          --        1.49         1.84
                                                   ---------     --------        --------    --------    --------     --------
     Total distributions                                0.06         0.04            1.88        0.01        1.57         1.92
                                                   ---------     --------        --------    --------    --------     --------
Net asset value, end of period                     $    9.95     $  12.57        $  13.34    $  15.11    $  11.98     $  15.30
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (20.36%)      (5.50%)(a)       0.94%      26.23%     (10.79%)      23.55%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)          $     214     $    269        $    410    $    358    $    345     $    420
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       0.83%        0.82%           0.82%       0.80%       0.80%        0.80%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       0.41%        0.57%           0.54%       0.26%       0.55%        0.55%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                  0.93%        0.86%           0.82%       0.82%       0.85%        0.85%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits               0.31%        0.53%           0.54%       0.24%       0.50         0.50%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 90%          48%(a)         110%        104%        104%          96%
------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

                       See notes to financial statements.

                                                                              U.S. SMALL COMPANY FUND
                                                    --------------------------------------------------------------------------
                                                                                      SELECT+
                                                    --------------------------------------------------------------------------
                                                     YEAR          6/1/01                          YEAR ENDED
                                                     ENDED        THROUGH        ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^        5/31/01     5/31/00     5/31/99      5/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.57     $  13.43        $  14.45    $  11.49    $  14.76     $  13.89
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                       0.03         0.04@           0.05          --        0.04         0.06
     Net gains or losses on securities (both
      realized and unrealized)                         (2.60)       (0.79)           0.04        2.97       (1.76)        2.97
                                                    --------     --------        --------    --------    --------     --------
     Total from investment operations                  (2.57)       (0.75)           0.09        2.97       (1.72)        3.03
                                                    --------     --------        --------    --------    --------     --------
   Less distributions:
     Dividends from net investment income               0.03         0.05            0.03        0.01        0.04         0.07
     Distributions from capital gains                     --         0.06            1.08          --        1.51         2.09
                                                    --------     --------        --------    --------    --------     --------
     Total distributions                                0.03         0.11            1.11        0.01        1.55         2.16
                                                    --------     --------        --------    --------    --------     --------
Net asset value, end of period                      $   9.97     $  12.57        $  13.43    $  14.45    $  11.49     $  14.76
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (20.48%)      (5.56%)(a)       0.75%      25.90%     (10.95%)      23.37%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $    199     $    286        $    296    $    285    $    187     $    262
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       1.01%        1.01%           1.01%       1.00%       1.02%        0.97%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                       0.23%        0.39%           0.35%       0.05%       0.34%        0.39%
------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                  1.10%        1.04%           1.01%       1.00%       1.02%        1.03%
------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits               0.14%        0.36%           0.35%       0.05%       0.34%        0.33%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 90%          48%(a)         110%        104%        104%          96%
------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization as described in Note 2. Prior periods have been restated to reflect the split.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

                       See notes to financial statements.

                                                                       U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                    ----------------------------------------------------------------------------
                                                                                      SELECT
                                                    ----------------------------------------------------------------------------
                                                     YEAR          6/1/01                     YEAR ENDED                 6/16/97*
                                                     ENDED        THROUGH       -----------------------------------      THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01^       5/31/01      5/31/00      5/31/99       5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  10.48     $  12.19       $  15.90     $   12.17    $   12.57    $   10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                      (0.09)       (0.04)         (0.07)           --        (0.01)       (0.02)
     Net gains or losses on securities (both
      realized and unrealized)                         (3.35)       (1.67)         (2.29)         3.73        (0.08)        2.59
                                                    --------     --------       --------     ---------    ---------    ---------
     Total from investment operations                  (3.44)       (1.71)         (2.36)         3.73        (0.09)        2.57
                                                    --------     --------       --------     ---------    ---------    ---------
   Less distributions:
     Distributions from capital gains                     --           --           1.35            --         0.31           --
                                                    --------     --------       --------     ---------    ---------    ---------
Net asset value, end of period                      $   7.04     $  10.48       $  12.19     $   15.90    $   12.17    $   12.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (32.82%)     (14.03%)(a)    (15.51%)       30.65%       (0.49%)      25.70%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (millions)           $     55     $    195       $    339     $     529    $     286    $     189
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                       1.02%        1.02%          0.99%         0.99%        1.07%        1.19%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                      (0.66%)      (0.50%)        (0.35%)       (0.47%)      (0.42%)      (0.37%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
      earnings credits                                  1.17%        1.07%          0.99%         0.99%        1.07%        1.25%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
      reimbursements and earnings credits              (0.81%)      (0.55%)        (0.35%)       (0.47%)      (0.42%)      (0.43%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                100%          55%(a)        117%          132%         116%          73%(a)
--------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
(a) Not annualized.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCOF invested all of its investable assets in The U.S. Small Company Opportunities Portfolio ("USSCOP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCOP.

                       See notes to financial statements.

JPMORGAN FUNDS
Report of Independent Accountants


To the Trustees and Shareholders of
Mutual Fund Investment Trust, Fleming Mutual Fund Group, Mutual Fund Group, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust and J.P. Morgan Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Balanced Fund, JPMorgan Core Equity Fund, JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund, JPMorgan Mid Cap Growth Fund (separate portfolios of Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund, JPMorgan Small Cap Growth Fund (separate portfolios of The Fleming Mutual Fund Group), JPMorgan Capital Growth Fund, JPMorgan Growth and Income Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Small Cap Equity Fund (separate portfolios of Mutual Fund Group), JPMorgan U.S. Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund (separate portfolios of J.P. Morgan Institutional Funds), JPMorgan Smart Index Fund, JPMorgan Disciplined Equity Value Fund (separate portfolios of the J.P. Morgan Series Trust) and JPMorgan U.S. Small Company Opportunities Fund (separate portfolio of the J.P. Morgan Funds, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods presented and the financial highlights for the periods presented (for the JPMorgan Mid Cap Value Fund and the JPMorgan Small Cap Growth Fund, for the year ended December 31, 2002, for the 3 months ended December 31, 2001 and for the year ended September 30, 2001), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended September 30, 2000 for JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund were audited by other independent accountants whose report dated November 15, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2003

JPMORGAN FUNDS
Trustee and Officer Information (unaudited)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                                                                                             NUMBER OF
                          POSITIONS                                                          PORTFOLIOS IN   OTHER
                          HELD WITH                                 PRINCIPAL                JPMORGAN        DIRECTORSHIPS
                          EACH            TERM OF OFFICE            OCCUPATIONS              FUND COMPLEX    HELD OUTSIDE
NAME,CONTACT ADDRESS      JP MORGAN       AND LENGTH OF             DURING PAST              OVERSEEN BY     JP MORGAN FUND
AND DATE OF BIRTH         TRUST           TIME SERVED               5 YEARS                  TRUSTEE         COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;     Trustee         Trustee of Funds that     Retired; Vice-President  78              None
522 Fifth Avenue,                         are series of             & Treasurer of
New York, NY 10036;                       JPMF, JPMIF, JPMST and    Ingersoll-Rand
12/4/1941                                 FMFG since 2001, Funds    Company
                                          that are series of MFG    (manufacturer of
                                          since 1987 and Funds      industrial
                                          that are series of MFIT   equipment)
                                          since 1997.               (1972-2000)

Roland R. Eppley, Jr.;    Trustee         Trustee of Funds that     Retired                  78              None
522 Fifth Avenue,                         are series of JPMF,
New York, NY 10036;                       JPMIF, JPMST and
4/1/1932                                  FMFG since 2001,Funds
                                          that are series of MFG
                                          since 1989 and Funds
                                          that are series of MFIT
                                          since 1997.

Ann Maynard Gray;         Trustee         Since 2001                Vice President of        78              Director of Duke
522 Fifth Avenue,                                                   Capital                                  Energy Corporation
New York, NY 10036;                                                 Cities/ABC,                              (1997-Present)
8/22/1945                                                           Inc.(1986-1998);                         Director of Elan
                                                                    President of                             Corporation, Plc
                                                                    Diversified                              (pharmaceuticals)
                                                                    Publishing Group                         (2001-Present);Director
                                                                    (1991-1997)                              of The Phoenix
                                                                                                             Companies (wealth
                                                                                                             management
                                                                                                             services) (2002-
                                                                                                             Present)

Matthew Healey;           Trustee and     Trustee of Funds that     Retired; Chief           78              None
522 Fifth Avenue,         President of    are series of MFG, MFIT   Executive Officer
New York, NY 10036;       the Board of    and FMFG since 2001,      of certain
8/23/1937                 Trustees        Funds that are series     J.P. Morgan Fund
                                          of JPMF since             trusts (1982-2001)
                                          1982,Funds that are
                                          series of JPMIF since
                                          1992 and Funds that are
                                          series of JPMST since
                                          1996.

Fergus Reid, III;         Trustee and     Trustee of Funds that     Chairman of              78              Trustee of 16
522 Fifth Avenue,         Chairman of     are series of             Lumelite                                 Morgan Stanley
New York, NY 10036;       the Board of    JPMF, JPMIF, JPMST and    Corporation                              Funds (1995-
8/12/1932                 Trustees        FMFG since 2001,Funds     (plastics                                Present)
                                          that are series of MFG    manufacturing)
                                          since 1987 and Funds
                                          that are series of MFIT
                                          since 1997.

                                                                                               NUMBER OF
                                 POSITIONS                                                     PORTFOLIOS IN     OTHER
                                 HELD WITH                         PRINCIPAL                   JPMORGAN          DIRECTORSHIPS
                                 EACH            TERM OF OFFICE    OCCUPATIONS                 FUND COMPLEX      HELD OUTSIDE
NAME, CONTACT ADDRESS            JP MORGAN       AND LENGTH OF     DURING PAST                 OVERSEEN BY       JP MORGAN FUND
AND DATE OF BIRTH                TRUST           TIME SERVED       5 YEARS                     TRUSTEE           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
James J. Schonbachler;           Trustee         Since 2001        Retired; Managing           78                Director of
522 Fifth Avenue,                                                  Director of Bankers                           Jonathans Landing
New York, NY 10036;                                                Trust Company                                 Golf Club, Inc.
1/26/1943                                                          (financial services)
                                                                   (1968-1998); Group
                                                                   Head and Director
                                                                   of Bankers Trust,
                                                                   A.G., Zurich and
                                                                   BT Brokerage Corp.
                                                                   (financial services)

Robert J. Higgins;               Trustee         Since 2002        Director of                 78                Director of
522 Fifth Avenue,                                                  Administration of                             Providian Financial
New York, NY 10036;                                                the State of Rhode                            Corp. (banking)
10/9/1945                                                          Island (2003 -                                (2002-Present)
                                                                   Present); President -
                                                                   Consumer Banking
                                                                   and Investment
                                                                   Services Fleet Boston
                                                                   Financial (1971-2002)

INTERESTED TRUSTEE(S)

Leonard M. Spalding*             Trustee         Since 1998        Retired; Chief              78                None
522 Fifth Avenue,                                                  Executive Officer of
New York, NY 10036;                                                Chase Mutual
7/20/1935                                                          Funds (investment
                                                                   company) (1989-1998);
                                                                   President & Chief
                                                                   Executive Officer
                                                                   of Vista Capital
                                                                   Management
                                                                   (investment
                                                                   management)
                                                                   (1990-1998); Chief
                                                                   Investment
                                                                   Executive of Chase
                                                                   Manhattan Private
                                                                   Bank (investment
                                                                   management)
                                                                   (1990-1998)

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stocks.

                                                 TERM OF OFFICE
NAME, CONTACT ADDRESS AND  POSITIONS HELD WITH   AND LENGTH OF        PRINCIPAL OCCUPATIONS
DATE OF BIRTH              EACH JPMORGAN TRUST   TIME SERVED          DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
George Gatch;              President             Since 2001           Managing Director, J.P. Morgan
522 Fifth Avenue,                                                     Investment Management Inc. and
New York, NY 10036;                                                   J.P. Morgan Fleming Asset Management
12/21/1962                                                            (USA) Inc.; Head of J.P. Morgan
                                                                      Fleming's U.S. Mutual Funds and
                                                                      Financial Intermediaries Business
                                                                      ("FFI"); he has held numerous
                                                                      positions throughout the firm in
                                                                      business management, marketing and
                                                                      sales.

David Wezdenko;            Treasurer             Since 2001           Managing Director, J.P. Morgan
522 Fifth Avenue,                                                     Investment Management Inc. and
New York, NY 10036;                                                   J.P. Morgan Fleming Asset Management
10/2/1963                                                             (USA) Inc.; Chief Operating Officer
                                                                      for FFI; since joining J.P. Morgan
                                                                      Chase in 1996, he has held numerous
                                                                      financial and operation related
                                                                      positions supporting the J.P. Morgan
                                                                      pooling funds business.

Sharon Weinberg;           Secretary             Since 2001           Managing Director, J.P. Morgan
522 Fifth Avenue,                                                     Investment Management Inc. and
New York, NY 10036;                                                   J.P. Morgan Fleming Asset Management
6/15/1959                                                             (USA) Inc.; Head of Business and
                                                                      Product Strategy for FFI; since
                                                                      joining J.P. Morgan Chase in
                                                                      1996, she has held numerous
                                                                      positions throughout the asset
                                                                      management business in mutual funds
                                                                      marketing, legal and product
                                                                      development.

Michael Moran;             Vice President and    Since 2001           Vice President, J.P. Morgan
522 Fifth Avenue,          Assistant Treasurer                        Investment Management Inc. and
New York, NY 10036;                                                   J.P. Morgan Fleming Asset Management
7/14/1969                                                             (USA) Inc.; Controller of FFI.

Stephen Ungerman;          Vice President and    Since 2001           Vice President, J.P. Morgan
522 Fifth Avenue,          Assistant Treasurer                        Investment Management Inc. and
New York, NY 10036;                                                   J.P. Morgan Fleming Asset Management
6/2/1953                                                              (USA) Inc.; Business Head for
                                                                      Vehicle Services Group within Fund
                                                                      Administration; prior to joining
                                                                      J.P. Morgan Chase in 2000,he held a
                                                                      number of senior management
                                                                      positions in Prudential Insurance
                                                                      Co. of America's asset management
                                                                      business, including Associate
                                                                      General Counsel, Tax Director and
                                                                      Co-head of Fund Administration
                                                                      Department; Mr.Ungerman was also the
                                                                      Assistant Treasurer of all mutual
                                                                      funds managed by Prudential.

Judy R.Bartlett;           Vice President and    Since 2001           Vice President and Assistant
522 Fifth Avenue,          Assistant Secretary                        General Counsel, J.P. Morgan
New York, NY 10036;                                                   Investment Management Inc. and
5/29/1965                                                             J.P. Morgan Fleming Asset Management
                                                                      (USA) Inc., since September
                                                                      2000; from August 1998 through
                                                                      August 2000, she was an attorney at
                                                                      New York Life Insurance Company
                                                                      where she served as Assistant
                                                                      Secretary for the Mainstay
                                                                      Funds; from October 1995 through
                                                                      July 1998, Ms.Bartlett was an
                                                                      associate at the law firm of
                                                                      Willkie Farr & Gallagher.

Joseph J.Bertini;          Vice President and    Since 2001           Vice President and Assistant
522 Fifth Avenue,          Assistant Secretary                        General Counsel, J.P. Morgan
New York, NY 10036;                                                   Investment Management Inc. and
11/4/1965                                                             J.P. Morgan Fleming Asset Management
                                                                      (USA) Inc.

Thomas J.Smith;            Vice President and    Since 2002           Managing Director, Head of
522 Fifth Avenue,          Assistant Secretary                        Compliance for J.P. Morgan Chase &
New York, NY 10036;                                                   Co.'s asset management business in
6/24/1955                                                             the Americas. An employee since
                                                                      1996, he previously worked in the
                                                                      Investment Management - Risk
                                                                      Management/Compliance group for the
                                                                      Chase Manhattan Corporation.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2002. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns for the calendar year ending December 31, 2002 will be received under separate cover.

The following represents the dividends received deduction and long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2002.

                                                                 LONG-TERM
                                        DIVIDENDS RECEIVED     CAPITAL GAINS
FUND                                         DEDUCTION          DISTRIBUTION
--------------------------------------------------------------------------------
Balanced Fund                                     53.74%       $          --

Capital Growth Fund                              100.00            3,359,049

Disciplined Equity Fund                          100.00                   --

Disciplined Equity Value Fund                     92.98                  412

Diversified Fund                                  42.06                   --

Equity Income Fund                               100.00            1,814,787

Growth and Income Fund                           100.00            7,199,993

Mid Cap Value Fund                                99.72               25,776

Small Cap Equity Fund                                --            4,099,296

SmartIndex(TM) Fund                              100.00                   --

U.S. Equity Fund                                 100.00                   --

U.S. Small Company Fund                          100.00                   --

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments

As of December 31, 2002
(Amounts in Thousands)

   SHARES    ISSUER                                                VALUE
--------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 95.8%

             COMMON STOCKS -- 99.0%

             AEROSPACE -- 1.6%
       63    General Dynamics Corp.                          $     4,961
      193    United Technologies Corp.                            11,960
                                                             -----------
                                                                  16,921

             APPAREL -- 1.1%
      167    Nike, Inc., Class B (l)                               7,417
      121    VF Corp.                                              4,355
                                                             -----------
                                                                  11,772

             BANKING -- 11.3%
      212    Bank of America Corp.                                14,742
      388    BB&T Corp. (l)                                       14,348
       89    North Fork Bancorporation, Inc.                       2,996
      288    PNC Financial Services Group, Inc.                   12,067
      294    SunTrust Banks, Inc.                                 16,752
      318    The Bank of New York Co., Inc.                        7,622
      844    U.S. Bancorp                                         17,902
      320    Wachovia Corp.                                       11,650
      210    Washington Mutual, Inc.                               7,262
      320    Wells Fargo & Co. (l)                                14,994
                                                             -----------
                                                                 120,335

             BROADCASTING/CABLE -- 0.2%
       57    Clear Channel Communications, Inc. * (l)              2,114

             BUSINESS SERVICES -- 1.1%
      338    Equifax, Inc.                                         7,816
      218    IMS Health, Inc.                                      3,490
                                                             -----------
                                                                  11,306

             CHEMICALS -- 0.5%
      109    PPG Industries, Inc.                                  5,451

             COMPUTERS/COMPUTER HARDWARE -- 3.6%
      734    Hewlett-Packard Co. (l)                              12,740
      130    International Business Machines Corp.                10,106
      209    Lexmark International, Inc. * (l)                    12,663
      281    Seagate Technology Holdings *                         3,014
                                                             -----------
                                                                  38,523

             CONSTRUCTION -- 0.3%
      303    Clayton Homes, Inc.                                   3,693

             CONSTRUCTION MATERIALS -- 0.6%
      157    Vulcan Materials Co. (l)                              5,873

             CONSUMER PRODUCTS -- 2.9%
      108    Black & Decker Corp.                                  4,611
      656    Philip Morris Companies, Inc.                        26,579
                                                             -----------
                                                                  31,190

             DIVERSIFIED -- 1.7%
      300    General Electric Co.                                  7,303
      624    Tyco International LTD (Bermuda)                     10,654
                                                             -----------
                                                                  17,957

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
      132    Emerson Electric Co.                          $     6,687

             ENVIRONMENTAL SERVICES -- 0.9%
      398    Waste Management, Inc. (l)                          9,122

             FINANCIAL SERVICES -- 14.5%
      484    American Express Co.                               17,095
    1,598    Citigroup, Inc.                                    56,248
      278    Freddie Mac                                        16,392
      361    Golden West Financial Corp.                        25,896
      214    Merrill Lynch & Co., Inc. (l)                       8,102
      182    Morgan Stanley (l)                                  7,253
      258    Prudential Financial, Inc.                          8,176
       15    SLM Corp.                                           1,568
      550    Stilwell Financial, Inc. *                          7,187
      262    T. Rowe Price Group, Inc.                           7,156
                                                           -----------
                                                               155,073

             FOOD/BEVERAGE PRODUCTS -- 2.4%
      101    Brown-Forman Corp., Class B                         6,601
      349    Kraft Foods, Inc., Class A                         13,591
      121    PepsiCo, Inc.                                       5,113
                                                           -----------
                                                                25,305

             HEALTH CARE/HEALTH CARE SERVICES -- 0.8%
      113    WellPoint Health Networks, Inc. *                   8,041

             INSURANCE -- 9.4%
      690    American International Group, Inc.                 39,920
      206    Hartford Financial Services Group, Inc. (l)         9,349
      468    John Hancock Financial Services, Inc.              13,044
      203    Marsh & McLennan Companies, Inc.                    9,362
      156    MGIC Investment Corp.                               6,430
      139    Principal Financial Group, Inc. (l)                 4,188
      250    SAFECO Corp. (l)                                    8,674
      620    Travelers Property Casualty Corp.,
               Class A * (l)                                     9,087
                                                           -----------
                                                               100,054

             MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
      194    Dover Corp. (l)                                     5,651

             MANUFACTURING -- 0.7%
      290    Honeywell International, Inc.                       6,960

             METALS/MINING -- 0.9%
      419    Alcoa, Inc.                                         9,549

             MULTI-MEDIA -- 7.8%
    1,272    AOL Time Warner, Inc. (l) *                        16,658
      644    Comcast Corp., Class A * (l)                       15,185
       80    E.W. Scripps Co., Class A                           6,156
      167    Gannett Co., Inc.                                  11,955
       68    Knight Ridder, Inc.                                 4,307
    1,741    Liberty Media Corp., Class A * (l)                 15,567
      373    The Walt Disney Co.                                 6,079

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MULTI-MEDIA -- CONTINUED
      156    Viacom, Inc., Class B * (l)                   $     6,378
                                                           -----------
                                                                82,285

             OIL & GAS -- 12.2%
      215    Burlington Resources, Inc. (l)                      9,170
      473    ChevronTexaco Corp.                                31,444
      330    ConocoPhillips                                     15,984
      222    Devon Energy Corp. (l)                             10,199
    1,790    ExxonMobil Corp.                                   62,556
                                                           -----------
                                                               129,353

             PHARMACEUTICALS -- 2.0%
      437    Pfizer, Inc. (l)                                   13,347
      208    Wyeth                                               7,775
                                                           -----------
                                                                21,122

             PIPELINES -- 1.0%
      422    El Paso Corp. (l)                                   2,940
      177    Kinder Morgan, Inc.                                 7,499
                                                           -----------
                                                                10,439

             REAL ESTATE INVESTMENT TRUST -- 0.6%
      213    Public Storage, Inc.                                6,882

             RESTAURANTS/FOOD SERVICES -- 1.4%
      440    McDonald's Corp.                                    7,080
      213    Outback Steakhouse, Inc.                            7,325
                                                           -----------
                                                                14,405

             RETAILING -- 2.1%
       81    AutoZone, Inc. * (l)                                5,701
      340    CarMax, Inc. *                                      6,075
      995    Circuit City Stores, Inc.                           7,382
      137    The May Department Stores Co. (l)                   3,153
                                                           -----------
                                                                22,311

             SEMI-CONDUCTORS -- 0.7%
      473    Texas Instruments, Inc.                             7,104

             TELECOMMUNICATIONS -- 11.4%
      352    Alltel Corp. (l)                                   17,937
      484    AT&T Corp.                                         12,632
      556    BellSouth Corp.                                    14,386
      196    EchoStar Communications Corp., Class A * (l)        4,367
      718    General Motors - Hughes Electronics Corp.,
               Class H *                                         7,683
      834    SBC Communications, Inc. (l)                       22,610
      401    Sprint Corp. - PCS Group * (l)                      1,756
    1,010    Verizon Communications, Inc.                       39,151
                                                           -----------
                                                               120,522

             TOYS & GAMES -- 0.4%
      197    Mattel, Inc.                                        3,773

             UTILITIES -- 3.8%
      217    Consolidated Edison, Inc.                           9,296
      188    Dominion Resources, Inc.                           10,332

                       See notes to financial statements.

   SHARES    ISSUER                                              VALUE
------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
      400    Energy East Corp.                             $     8,836
      354    FirstEnergy Corp. (l)                              11,655
                                                           -----------
                                                                40,119
             ---------------------------------------------------------
             Total Common Stocks
             (Cost $1,189,824)                               1,049,892
             ---------------------------------------------------------
             MONEY MARKET FUND -- 1.0%
   10,694    JPMorgan Prime Money Market Fund (a)
             (Cost $10,694)                                     10,694
----------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $1,200,518)                             $ 1,060,586
------------------------------------------------------------------------

PRINCIPAL
   AMOUNT    COLLATERAL INVESTMENTS
------------------------------------------------------------------------
             MONEY MARKET FUNDS (c)
$  25,000    Evergreen Institutional Money Market Fund,    $    25,000
   25,000    Federated Prime Value Money Market Fund, (a)       25,000
   13,598    JPMorgan Prime Money Market Fund,                  13,598
    3,605    AIM Short Term Investment Co.-Liquid,               3,605
                                                           -----------
                                                           $    67,203

INDEX:

*    -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act, 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
(c)  -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of security, has been delivered to counterpart as part of security lending transaction.

                         See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Statement of Assets and Liabilities

As of December 31, 2002
(Amounts in Thousands)

   ASSETS:
     Investment securities, at value                       $ 1,060,586
     Investments held as collateral for securities
       lending program                                          67,203
     Receivables:
       Investment securities sold                                6,037
       Interest and dividends                                    1,472
       Security lending (net)                                        8
----------------------------------------------------------------------
          Total Assets                                       1,135,306
----------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Investment securities purchased                           2,677
       Collateral for securities lending                        67,203
     Accrued liabilities:
       Investment advisory fees                                    371
       Administration fees                                          46
       Custodian fees                                                7
       Trustees' fees - deferred compensation plan                 203
       Other                                                        49
----------------------------------------------------------------------
          Total Liabilities                                     70,556
----------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                    $ 1,064,750
----------------------------------------------------------------------
   Cost of investments                                     $ 1,200,518
======================================================================

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Statement of Operations

For the year ended December 31, 2002
(Amounts in Thousands)

   INVESTMENT INCOME:
     Dividend                                              $    27,526
     Dividend income from affiliated investments*                  457
     Securities lending (net)                                        8
     Foreign taxes withheld                                        (73)
----------------------------------------------------------------------
       Total investment income                                  27,918
----------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                    5,298
     Administration fees                                           662
     Custodian fees                                                 83
     Accounting fees                                                32
     Professional fees                                              31
     Trustees' fees                                                  7
     Other                                                          45
----------------------------------------------------------------------
         Total expenses                                          6,158
----------------------------------------------------------------------
         Net investment income                                  21,760
======================================================================
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from
       investments                                             (68,049)
======================================================================
     Change in net unrealized appreciation/depreciation
       of investments                                         (205,933)
======================================================================
     Net realized and unrealized gain (loss) on
       investments                                            (273,982)
======================================================================
     Net increase (decrease) in net assets from operations $  (252,222)
======================================================================
*    Includes reimbursements of investment advisory
       and administration fees:                            $        40
======================================================================

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Statement of Changes in Net Assets

(Amounts in Thousands)

                                                                        YEAR           11/1/01          YEAR
                                                                        ENDED          THROUGH          ENDED
                                                                       12/31/02        12/31/01*       10/31/01
-----------------------------------------------------------------------------------------------------------------
      INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS:
        Net investment income                                        $     21,760    $      3,848    $     26,634
        Net realized gain (loss) on investments                           (68,049)         17,644         (10,366)
        Change in net unrealized appreciation/depreciation
        of investments                                                   (205,933)         87,293        (441,285)
-----------------------------------------------------------------------------------------------------------------
         Increase (decrease) in net assets
         from operations                                                 (252,222)        108,785        (425,017)
-----------------------------------------------------------------------------------------------------------------
      TRANSACTIONS IN INVESTORS'
      BENEFICIAL INTEREST:
        Contributions                                                     126,703          26,774         206,437
        Withdrawals                                                      (399,691)        (64,930)       (469,439)
-----------------------------------------------------------------------------------------------------------------
         Increase (decrease) from transactions in
         investors' beneficial interest                                  (272,988)        (38,156)       (263,002)
-----------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets                       (525,210)         70,629        (688,019)
      NET ASSETS:
        Beginning of period                                             1,589,960       1,519,331       2,207,350
-----------------------------------------------------------------------------------------------------------------
        End of period                                                $  1,064,750    $  1,589,960    $  1,519,331
=================================================================================================================

*  The Portfolio changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Notes to Financial Statements

1. ORGANIZATION
Growth and Income Portfolio ("GIP") (the "Portfolio") is separately registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
The following is a summary of significant accounting policies followed by the
Portfolio:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Short-term investments with 60 days or less to maturity are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contract. Use of short futures contracts subject the Portfolio to unlimited losses.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2002, the Portfolio had no outstanding futures contracts.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITIES ON LOAN -- For the Portfolio, the Board of Trustees have approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Portfolio) acting as lending agent to certain borrowers. By lending investment securities the Portfolio attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral on the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Portfolio in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2002, the market value of the securities loaned and the amount of collateral received were as follows (amounts in thousands):

      MARKET VALUE OF             MARKET VALUE OF
     SECURITIES LOANED          COLLATERAL RECEIVED
   ---------------------------------------------------
         $ 65,657                     $ 67,203

JPMCB as lending agent receives a fee equal to 0.06% of the value of the securities loaned from the Portfolio as detailed below (amounts in thousands):

     FUND                          FEE
   -------------------------------------
     GIP                           $ 3

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify the Portfolio from any loss resulting from a borrower's failure to return a loaned security when due.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

G. EXPENSES -- Expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated on another reasonable basis.

H. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") acts as the investment adviser to the Portfolio. JPMFAM is a direct wholly owned subsidiary of JPMorgan Chase Bank ("JPMCB") and an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

C. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

D. OTHER -- For the year ended December 31, 2002, the Portfolio incurred less than $1,000 as brokerage commissions with affiliated brokers/dealers.

During the period the Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Portfolio.

4. INVESTMENT TRANSACTIONS
For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

              PURCHASES                     SALES
     (EXCLUDING U.S. GOVERNMENT)  (EXCLUDING U.S. GOVERNMENT)
    ----------------------------------------------------------
             $  906,276                  $  1,087,247

5. FEDERAL INCOME TAX MATTERS
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002, are as follows (amounts in thousands):


    AGGREGATE       UNREALIZED        UNREALIZED       APPRECIATION/
      COST         APPRECIATION      DEPRECIATION     (DEPRECIATION)
-----------------------------------------------------------------------
   $ 1,220,713       $ 38,437         $ (198,564)       $ (160,127)

The difference between book and tax unrealized appreciation and depreciation is primarily due to wash sale loss deferrals. The effect of each feeder fund will depend on the portion of the master held by each feeder at the time of their reversal.

6. BANK BORROWINGS
Pursuant to a Line of Credit Agreement dated April 18, 2002, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $400 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 17, 2003.

Prior to April 18, 2002, the Portfolio could borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets were repaid before the Portfolio could make additional investments. The Portfolio had entered into an agreement, which enabled it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $350 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio would also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro rata basis to the Portfolio. This Agreement was terminated on April 18, 2002.

The Portfolio had no borrowings outstanding at December 31, 2002, nor at any time during the year then ended.

Supplementary Data

                                                                                   GROWTH AND INCOME PORTFOLIO
                                                         ------------------------------------------------------------------
                                                          YEAR       11/1/01                   YEAR ENDED
                                                          ENDED      THROUGH     ------------------------------------------
                                                         12/31/02    12/31/01*   10/31/01   10/31/00   10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------------------
   RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
     Net expenses                                           0.47%      0.46%       0.47%      0.47%       0.47%       0.47%
---------------------------------------------------------------------------------------------------------------------------
     Net investment income                                  1.64%      1.45%       1.43%      1.05%       1.20%       1.21%
---------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements                        0.47%      0.46%       0.48%      0.47%       0.47%       0.47%
---------------------------------------------------------------------------------------------------------------------------
     Net investment income without reimbursements           1.64%      1.45%       1.42%      1.05%       1.20%       1.21%
---------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO TURNOVER RATE                                    70%         0%(a)      12%        30%        125%        113%
---------------------------------------------------------------------------------------------------------------------------
   TOTAL RETURN                                            (15.9%)      7.1%(a)   (18.7%)      9.1%       14.1%        8.7%
===========================================================================================================================

*   The Portfolio changed its fiscal year end from October 31 to December 31.
#   Short periods have been annualized.
(a) Not annualized.

                       See notes to financial statements.

Report of Independent Accountants

To the Trustees and Beneficial Unit Holders of
Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth & Income Portfolio (the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2003

JPMorgan Funds

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International
  Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate
  Income Fund
Tax Aware Small Company
  Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
  Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities
  Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
     393 Manley Street                                             U.S.POSTAGE
West Bridgewater, MA 02379-1039                                       PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO

(C) J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003.

                                                                      AN-EQ-1202